       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON February 7, 1997
                                            Registration Nos. 33-59261, 811-5626
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM N-4

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 5
                                     and/or

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 41

                               SEPARATE ACCOUNT B
                           (EXACT NAME OF REGISTRANT)

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               (NAME OF DEPOSITOR)

                              1001 Jefferson Street
                              Wilmington, DE  19801
                                  302-576-3400
         (ADDRESS AND TELEPHONE NUMBER OF DEPOSITOR'S PRINCIPAL OFFICES)

MARILYN TALMAN, ESQ.                              COPY TO:
Golden American Life Insurance Company            Stephen Roth, ESQ.
1001 Jefferson Street, Suite 400                  Sutherland, Asbill & Brennan
Wilmington, DE  19801                             1275 Pennsylvania Avenue, N.W.
(NAME AND ADDRESS OF AGENT FOR SERVICE            Washington, D.C. 20004-2404
  OF PROCESS)

        Approximate date of commencement of proposed sale to the public:
   A soon as practical after the effective date of the Registration Statement

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:
          [X]  immediately upon filing pursuant to paragraph (b)
          [ ]  on  _________ pursuant to paragraph (b)
          [ ]  60 days after filing pursuant to paragraph (a)(i)
          [ ]  on  _________  pursuant to paragraph (a)(i)
          [ ]  75 days after filing pursuant to paragraph (a)(ii)
          [ ]  on  _________  pursuant to paragraph (a)(ii) of Rule 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:
          [ ] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                       DECLARATION PURSUANT TO RULE 24F-2
The Registrant has previously filed a declaration of indefinite registration of its shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the year ended December 31, 1995 was filed on February 28, 1996.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    CROSS REFERENCE SHEET
                   Pursuant to Rule 495(a)

PART A

N-4 Item                                Prospectus Heading

1.  Cover Page                          Cover Page

2.  Definitions                         Definition of Terms

3.  Synopsis                            Summary of the Contracts

4.  Condensed Financial Information     Condensed Financial Information

5.  General Description of              Facts About the Company
    Registrant Depositor,                    and the Accounts
    and Portfolio Companies

6.  Deductions and Expenses             Charges and Fees

7.  General Description of Variable     Facts About the Contracts
    Annuity Contracts

8.  Annuity Period                      Choosing an Income Plan

9.  Death Benefit                       Facts About the Contracts

10. Purchases and Contract Value        Facts About the Contracts,
                                           Charges and Fees

11. Redemptions                         Facts About the Contracts

12. Taxes                               Federal Tax Considerations
                                        Additional Considerations

13. Legal Proceedings                   Regulatory Information

14. Table of Contents of the            Statement of Additional Information
    Statement of Additional
    Information

PART B

                                        Statement of Additional
N-4 Item                                Information Heading


15. Cover Page                          Cover Page

16. Table of Contents                   Table of Contents

17. General Information and             Description of Golden American
     History                            Life Insurance Company

18. Services                            Safekeeping of Assets,
                                        Independent Auditors

19. Purchase of Securities              Distribution of Contracts
    Being Offered

20. Underwriters                        Distribution of Contracts

21. Calculation of Performance          Performance Information
    Data
22. Annuity Payments                    Part A

23. Financial Statements                Financial Statements of Separate
                                             Account B,
                                        Financial Statements of Golden
                                        American Life Insurance Company

PART C

Items required in Part C are located therein.


++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+                            GOLDENSELECT DVA PLUS                             +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
GOLDEN AMERICAN LIFE INSURANCE COMPANY
Golden American Life Insurance Company is a stock company domiciled in Wilmington, Delaware
                       DEFERRED COMBINATION VARIABLE AND
                            FIXED ANNUITY PROSPECTUS
                             GOLDENSELECT DVA PLUS

--------------------------------------------------------------------------------
This prospectus describes group and individual deferred variable annuity Con-tracts (the "Contract") offered by Golden American Life Insurance Company ("Golden American" "we" "our" or "us"). The Owner ("you" or "your") purchases the Contract with an Initial Premium and is permitted to make additional pre-mium payments.

The Contract is funded by two accounts, Separate Account B ("Account B") and the Fixed Account (collectively, the "Accounts").

Nineteen Divisions of Account B are currently available under the Contract. The investments available through the Divisions of Account B include mutual fund portfolios (the "Series") of The GCG Trust (the "GCG Trust") and the Equi-Se-lect Series Trust (the "ESS Trust"). The investments available through the Fixed Account include various Fixed Allocations which we credit with fixed rates of interest for the Guarantee Periods you select. We currently offer Guarantee Periods with durations of 1, 3, 5, 7 and 10 years. We reserve the right at any time to increase or decrease the number of Guarantee Periods of-fered. Not all Guarantee Periods may be available.

This prospectus describes the Contract and provides background information re-garding Account B and the Fixed Account. The prospectuses for the GCG Trust and the ESS Trust (individually, "a Trust," and collectively, "the Trusts"), which must accompany this prospectus, provide information regarding investment activ-ities and policies of the Trusts.

You may allocate your premiums among the nineteen Divisions and the Fixed Allo-cations available under the Contract in any way you choose, subject to certain restrictions. You may change the allocation of your Accumulation Value during a Contract Year free of charge. We reserve the right, however, to assess a charge for each allocation change after the twelfth allocation change in a Contract Year.

Your Accumulation Value in Account B will vary in accordance with the invest-ment performance of the Divisions selected by you. Therefore, you bear the en-tire investment risk for all amounts allocated to Account B. You also bear in-vestment risk with respect to surrenders, partial withdrawals, transfers and annuitization from a Fixed Allocation prior to the end of the applicable Guar-antee Period. Such surrender, partial withdrawal, transfer or annuitization may be subject to a Market Value Adjustment, which could have the effect of either increasing or decreasing your Accumulation Value.

We will pay a death benefit to the Beneficiary if the Owner dies prior to the Annuity Commencement Date or the Annuitant dies prior to the Annuity Commencement Date when the Owner is other than an individual.

This prospectus describes your principal rights and limitations and sets forth the information concerning the Accounts that investors should know before in-vesting. A Statement of Additional Information, dated February 3, 1997, about Account B has been filed with the Securities and Exchange Commission ("SEC") and is available without charge upon request. To obtain a copy of this document call or write our Customer Service Center. The Table of Contents of the State-ment of Additional Information may be found on the last page of this prospec-tus. The Statement of Additional Information is incorporated herein by refer-ence.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTRACTS AND UNDERLYING SERIES SHARES WHICH FUND THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO MARKET FLUCTUATION, REINVESTMENT RISK AND POSSIBLE LOSS OF PRINCIPAL INVESTED.

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS NOT VALID UNLESS ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE GCG TRUST AND THE ESS TRUST.

THE FIXED ACCOUNT AND ENHANCED DEATH BENEFITS MAY NOT BE AVAILABLE IN ALL STATES. YOU MAY CONTACT OUR CUSTOMER SERVICE CENTER TO FIND OUT ABOUT STATE AVAILABILITY.

ISSUED BY:        DISTRIBUTED BY:     ADMINISTERED AT:
Golden American   Directed Serv-      Customer Service
Life              ices, Inc.          Center
Insurance Com-    Wilmington,         Mailing Address:
pany              Delaware 19801      P.O. Box 8794
                                      Wilmington, Dela-
                                      ware 19899-8794
                                      1-800-366-0066

                       PROSPECTUS DATED: FEBRUARY 3, 1997

 TABLE OF CONTENTS

                                                                           PAGE
DEFINITION OF TERMS.......................................................   3
SUMMARY OF THE CONTRACT...................................................   5
FEE TABLE.................................................................   7
CONDENSED FINANCIAL AND OTHER INFORMATION.................................  10
 Index of Investment Experience
 Financial Statements
 Performance Related Information
INTRODUCTION..............................................................  12
FACTS ABOUT THE COMPANY AND THE ACCOUNTS..................................  12
 Golden American
 The GCG Trust and the ESS Trust
 Separate Account B
 Account B Divisions
 Changes Within Account B
 The Fixed Account
FACTS ABOUT THE CONTRACT..................................................  19
 The Owner
 The Annuitant
 The Beneficiary
 Change of Owner or Beneficiary
 Availability of the Contract
 Types of Contracts
 Your Right to Select or Change Contract Options
 Premiums
 Making Additional Premium Payments
 Crediting Premium Payments
 Restrictions on Allocation of Premium Payments
 Your Right to Reallocate
 Dollar Cost Averaging
 What Happens if a Division is Not Available
 Your Accumulation Value
 Accumulation Value in Each Division
 Measurement of Investment Experience
 Cash Surrender Value
 Surrendering to Receive the Cash Surrender Value
 Partial Withdrawals
 Automatic Rebalancing
 Proceeds Payable to the Beneficiary
 Death Benefit Options
 Reports to Owners
 When We Make Payments

                                                                            PAGE
CHARGES AND FEES...........................................................  29
 Charge Deduction Division
 Charges Deducted from the Accumulation Value
 Charges Deducted from the Divisions
 Trust Expenses
CHOOSING YOUR ANNUITIZATION OPTIONS........................................  31
 Annuitization of Your Contract
 Annuity Commencement Date Selection
 Frequency Selection
 The Annuitization Options
 Payment When Named Person Dies
OTHER CONTRACT PROVISIONS..................................................  33
 In Case of Errors in Application Information
 Contract Changes -- Applicable Tax Law
 Your Right to Cancel or Exchange Your Contract
 Other Contract Changes
 Group or Sponsored Arrangements
 Selling the Contract
REGULATORY INFORMATION.....................................................  35
 Voting Rights
 State Regulation
 Legal Proceedings
 Legal Matters
 Experts

MORE INFORMATION ABOUT GOLDEN AMERICAN LIFE INSURANCE COMPANY..............  35
 Selected Financial Data
 Management's Discussion and Analysis of Financial Condition and Results of
 Operations
 Directors and Executive Officers
 Compensation Tables and Other Information
FEDERAL TAX CONSIDERATIONS.................................................  48
 Introduction
 Tax Status of Golden American
 Taxation on Non-Qualified Annuities
 IRA Contracts and Other Qualified Retirement Plans
 Federal Income Tax Withholding
UNAUDITED FINANCIAL STATEMENTS OF GOLDEN AMERICAN LIFE INSURANCE COMPANY...  56
AUDITED FINANCIAL STATEMENTS OF GOLDEN AMERICAN LIFE INSURANCE COMPANY.....  64
STATEMENT OF ADDITIONAL INFORMATION........................................  77
 Table of Contents

APPENDIX A.................................................................  A1
 Market Value Adjustment Examples

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

 DEFINITION OF TERMS

ACCOUNTS
Separate Account B and the Fixed Account.

ACCUMULATION VALUE
The total amount invested under the Contract. Initially, this amount is equal to the premium paid. Thereafter, the Accumulation Value will reflect the pre-miums paid, investment experience of the Divisions and interest credited to your Fixed Allocations, charges deducted and any partial withdrawals.

ANNUAL RATCHET ENHANCED DEATH BENEFIT OPTION
An enhanced death benefit option that may be elected only at issue and only if the Owner or Annuitant (when the Owner is other than an individual) is age 79 or younger. The enhanced death benefit provided by this option is the highest Accumulation Value on any Contract Anniversary on or prior to the Owner turn-ing age 80, as adjusted for additional premiums and partial withdrawals.

ANNUITANT
The person designated by the Owner to be the measuring life in determining An-nuity Payments.

ANNUITY COMMENCEMENT DATE
The date on which Annuity Payments begin.

ANNUITY OPTIONS
Options the Owner selects that determine the form and amount of Annuity Pay-ments.

ANNUITY PAYMENT
The periodic payment an Owner receives. It may be either a fixed or a variable amount based on the Annuity Option chosen.

ATTAINED AGE
The Issue Age of the Owner or Annuitant plus the number of full years elapsed since the Contract Date.

BENEFICIARY
The person designated to receive benefits in the case of the death of the Owner or the Annuitant (when the Owner is other than an individual).

BUSINESS DAY
Any day the New York Stock Exchange ("NYSE") is open for trading, exclusive of Federal holidays, or any day on which the SEC requires that mutual funds, unit investment trusts or other investment portfolios be valued.

CASH SURRENDER VALUE
The amount the Owner receives upon surrender of the Contract, including any Market ValueAdjustment.

CHARGE DEDUCTION DIVISION
The Division from which all charges are deducted if so designated by you. The Charge Deduction Division currently is the Liquid Asset Division.

CONTINGENT ANNUITANT
The person designated by the Owner who, upon the Annuitant's death prior to the Annuity Commencement Date, becomes the Annuitant.

CONTRACT
The entire Contract consisting of the basic Contract and any riders or en-dorsements.

CONTRACT ANNIVERSARY
The anniversary of the Contract Date.

CONTRACT DATE
The date on which we have received the Initial Premium and upon which we begin determining the Contract values. It may or may not be the same as the Issue Date. This date is used to determine Contract months, processing dates, years and anniversaries.

CONTRACT PROCESSING DATES
The days when we deduct certain charges from the Accumulation Value. If the Contract Processing Date is not a Valuation Date, it will be on the next suc-ceeding Valuation Date. The Contract Processing Dates will be once each year on the Contract Anniversary.

CONTRACT PROCESSING PERIOD
The first Contract processing period begins with the Contract Date and ends at the close of business on the first Contract Processing Date. All subsequent Contract processing periods begin at the close of business on the most recent Contract Processing Date and extend to the close of business on the next Con-tract Processing Date. There is one Contract processing period each year.

CONTRACT YEAR
The period between Contract anniversaries.

CUSTOMER SERVICE CENTER
Where service is provided to you. The mailing address and telephone number of the Customer Service Center are shown on the cover.

DIVISIONS
The investment options available under Account B.

ENDORSEMENTS
An endorsement changes or adds provisions to the Contract.

EXCHANGE CONTRACTS
Contracts issued by insurance companies not affiliated with Golden American.

EXPERIENCE FACTOR
The factor which reflects the investment experience of the portfolio in which a Division invests and also reflects the charges assessed against the Division for a Valuation Period.

FIXED ACCOUNT
An Account which contains all of our assets that support Owner Fixed Alloca-tions and any interest credited thereto.

FIXED ALLOCATION
An amount allocated to the Fixed Account that is credited with a Guaranteed Interest Rate for a specified Guarantee Period.

FREE LOOK PERIOD
The period of time within which the Owner may examine the Contract and return it for a refund.

GUARANTEED INTEREST RATE
The effective annual interest rate which we will credit for a specified Guar-antee Period. The Guaranteed Interest Rate will never be less than 3%.

GUARANTEE PERIOD
The period of time for which a rate of interest is guaranteed to be credited to a Fixed Allocation. We currently offer Guarantee Periods with durations of 1, 3, 5, 7 and 10 years.

INDEX OF INVESTMENT EXPERIENCE
The index that measures the performance of a Division.

INITIAL PREMIUM
The payment required to put a Contract into effect.

ISSUE AGE
The Owner's or Annuitant's age on his or her last birthday on or before the Contract Date.

ISSUE DATE
The date the Contract is issued at our Customer Service Center.

MARKET VALUE ADJUSTMENT
A positive or negative adjustment made to a Fixed Allocation. It may apply to certain withdrawals and transfers, whether in whole or in part, and annuitizations of all or part of a Fixed Allocation prior to the end of a Guarantee Period.

MATURITY DATE
The date on which a Guarantee Period matures.

OWNER
The person who owns the Contract and is entitled to exercise all rights under the Contract. This person's death also initiates payment of the death benefit.

RIDER
A rider amends the Contract, in certain instances adding benefits.

7% SOLUTION ENHANCED DEATH BENEFIT OPTION
An enhanced death benefit option that may be elected only at issue and only if the Owner or Annuitant (when the Owner is other than an individual) is age 75 or younger. The enhanced death benefit provided by this option is equal to an annual rate of return of 7% on all assets, except those invested in the Liquid Asset Division, Limited Maturity Bond Division, and the Fixed Account, as ad-justed for additional premiums and partial withdrawals. Each accumulated ini-tial or additional premium payment reduced by any partial withdrawals taken will continue to grow at 7% until it reaches the maximum enhanced death bene-fit.

SPECIALLY DESIGNATED DIVISION
The Division to which distributions from a portfolio underlying a Division in which reinvestment is not available will be allocated unless you specify oth-erwise. The Specially Designated Division currently is the Liquid Asset Divi-sion.

STANDARD DEATH BENEFIT OPTION
The death benefit option that you will receive under the Contact unless one of the enhanced death benefit options is elected. The death benefit provided by this option is equal to the greatest of (i) Accumulation Value; (ii) total premium payments less any partial withdrawals; and (iii) Cash Surrender Value.

VALUATION DATE
The day at the end of a Valuation Period when each Division is valued.

VALUATION PERIOD
Each business day together with any non-business days before it.

 SUMMARY OF THE CONTRACT

This prospectus has been designed to provide you with information regarding the Contract and the Accounts which fund the Contract. Information concerning the Series underlying the Divisions of Account B and the Fixed Account is set forth in the Trusts' prospectuses.

This summary is intended to provide only a very brief overview of the more significant aspects of the Contract. Further detail is provided in this pro-spectus and in the Contract. The Contract, together with any riders or en-dorsements, constitutes the entire agreement between you and us and should be retained.

This prospectus has been designed to provide you with the necessary informa-tion to make a decision on purchasing the Contract. You have a choice of in-vestments. We do not promise that your Accumulation Value will increase. De-pending on the investment experience of the Divisions and interest credited to the Fixed Allocations in which you are invested, your Accumulation Value, Cash Surrender Value and death benefit may increase or decrease on any day. You bear the investment risk.

DESCRIPTION OF THE CONTRACT
The Contract is designed to establish retirement benefits for two types of purchasers. The first type of purchaser is one who is eligible to participate in, and purchases a Contract for use with, an individual retirement annuity ("IRA") meeting the requirements of section 408(b) of the Internal Revenue Code of 1986 ("qualified plan"). For a Contract funding a qualified plan, dis-tributions may be made to you to satisfy requirements imposed by Federal tax law. The second type of purchaser is one who purchases a Contract outside of a qualified plan ("non-qualified plan").

The Contract also offers a choice of Annuity Options to which you may apply all or a portion of the Accumulation Value on the annuity commencement date or the Cash Surrender Value upon surrender of the Contract. See Choosing Your An-nuity Options.

AVAILABILITY
We can issue a Contract if both the Annuitant and the Owner are not older than age 85 and accept additional premium payments until either the Annuitant or Owner reaches the Attained Age of 85 for non-qualified plans (age 70 for qual-ified plans, except for rollover contributions). The minimum Initial Premium is $10,000 for a non-qualified plan and $1,500 for a qualified plan. We may change the minimum initial or additional premium requirements for certain group or sponsored arrangements. See Other Contract Provisions, Group or Spon-sored Arrangements.

The minimum additional premium payment we will accept is $500 for a non-quali-fied plan and $250 for a qualified plan. You must receive our prior approval before making a premium payment that causes the Accumulation Value of all an-nuities that you maintain with us to exceed $1,000,000.

THE DIVISIONS
Each of the nineteen Divisions of Account B offered under this prospectus in-vests in a mutual fund portfolio with its own distinct investment objectives and policies. Each Division of Account B invests in a corresponding Series of the GCG Trust, managed by Directed Services, Inc. ("DSI"), or a corresponding Series of the ESS Trust, managed by Equitable Investment Services, Inc. ("EISI," and together with DSI, the "Managers"). The Trusts and the Managers have retained several portfolio managers to manage the assets of each Series. See Facts About the Company and the Accounts, Account B Divisions.

HOW THE ACCUMULATION VALUE VARIES
The Accumulation Value in the Divisions varies each day based on investment results. You bear the risk of poor investment performance and you receive the benefits from favorable investment performance. The Accumulation Value also reflects premium payments, charges deducted and partial withdrawals. See Facts About the Contract, Accumulation Value in Each Division.

THE FIXED ACCOUNT
The investments available through the Fixed Account include various Fixed Al-locations which we credit with fixed rates of interest for the Guarantee Peri-ods you select. We reset the interest rates for new Guarantee Periods periodi-cally based on our sole discretion. We may offer Guarantee Periods from one to ten years. We currently offer Guarantee Periods with durations of 1, 3, 5, 7 and 10 years.

You bear investment risk with respect to surrenders, partial withdrawals, transfers and annuitization from your Fixed Allocations. A surrender, partial withdrawal, transfer or annuitization made prior to the end of a Guarantee Pe-riod may be subject to a Market Value Adjustment, which could have the effect of either increasing or decreasing your Accumulation Value. We will not apply a Market Value Adjustment on a surrender, partial withdrawal, transfer or annuitization made within 30 days prior to the Maturity Date of the applicable Guarantee Period or certain transfers made in connection with the dollar cost averaging program.

Systematic withdrawals from a Fixed Allocation also are not subject to a Mar-ket Value Adjustment.

MARKET VALUE ADJUSTMENT
We will apply a Market Value Adjustment, subject to certain exceptions, to a surrender, partial withdrawal, transfer or annuitization from a Fixed Alloca-tion made prior to the end of a Guarantee Period. The Market Value Adjustment does not apply to amounts invested in Account B.

SURRENDERING YOUR CONTRACT
You may surrender the Contract and receive its Cash Surrender Value at any time while both the Annuitant and Owner are living and before the Annuity Com-mencement Date. See Facts About the Contract, Cash Surrender Value and Surren-dering to Receive the Cash Surrender Value.

TAKING PARTIAL WITHDRAWALS

After the Free Look Period, prior to the annuity commencement date and while the Contract is in effect, you may take partial withdrawals from the Accumula-tion Value of your Contract. You may elect in advance to take systematic par-tial withdrawals on a monthly, quarterly, or annual basis. If you have an IRA Contract, you may elect IRA partial withdrawals on a monthly, quarterly or an-nual basis.

Partial withdrawals are subject to certain restrictions as defined in this prospectus, including a surrender charge and a Market Value Adjustment. Par-tial withdrawals above a specified percentage of your Accumulation Value may be subject to a surrender charge. See Facts About the Contract, Partial Withdrawals.

DOLLAR COST AVERAGING
Under this program, you may choose to have a specified dollar amount trans-ferred from either the Limited Maturity Bond Division, Liquid Asset Division or a Fixed Allocation with a one year Guarantee Period to the other Divisions of Account B on a monthly basis with the objective of shielding your invest-ment from short-term price fluctuations. See Facts About the Contract, Dollar Cost Averaging.

YOUR RIGHT TO CANCEL THE CONTRACT
You may cancel your Contract within the Free Look Period which is a ten day period of time beginning once you receive the Contract. For purposes of admin-istering our allocation and certain other administrative rules, we deem this period to end 15 days after the Contract is mailed from our Customer Service Center. Some states may require that we provide a longer free look period. In some states we restrict the Initial Premium allocation during the Free Look Period. See Other Contract Provisions, Your Right to Cancel or Exchange Your Contract.

YOUR RIGHT TO CHANGE THE CONTRACT
The Contract may be changed to another annuity plan subject to our rules at the time of the change. See Other Contract Provisions, Other Contract Changes.

DEATH BENEFIT OPTIONS
The Contract provides a death benefit to the beneficiary if the Owner dies prior to the Annuity Commencement Date. Subject to our rules, there are three death benefit options that may be available to you under the Contract: the Standard Death Benefit Option; the 7% Solution Enhanced Death Benefit Option; and the Annual Ratchet Enhanced Death Benefit Option. See Facts About the Con-tract, Death Benefit Options. We may offer a reduced death benefit under cer-tain group and sponsored arrangements. See Other Contract Provisions, Group or Sponsored Arrangements.

DEDUCTIONS FOR CHARGES AND FEES
We invest the entire amount of the initial and any additional premium payments in the Divisions and the Fixed Allocations you select, subject to certain re-strictions we impose. See Facts About the Contract, Restrictions on Allocation of Premium Payments. We then may deduct an annual Contract fee from your Accu-mulation Value. See Other Contract Provisions, Charges and Fees. We may reduce certain charges under group or sponsored arrangements. See Other Contract Pro-visions, Group or Sponsored Arrangements. Unless you have elected the Charge Deduction Division, charges are deducted proportionately from all Account B Divisions in which you are invested. If there is no Accumulation Value in these Divisions, charges will be deducted from your Fixed Allocations starting with Guarantee Periods nearest their Maturity Dates until such charges have been deducted.

FEDERAL INCOME TAXES
The ultimate effect of Federal income taxes on the amounts held under an annu-ity Contract, on Annuity Payments and on the economic benefits to the Owner, Annuitant or Beneficiary depends on Golden American's tax status and upon the tax status of the individuals concerned. In general, an Owner is not taxed on increases in value under an annuity Contract until some form of distribution is made under it. There may be tax penalties if you make a withdrawal or sur-render the Contract before reaching age 59 1/2. See Federal Tax Considera-tions.

 FEE TABLE

TRANSACTION EXPENSES(/1/)
-------------------------
     Contingent Deferred Sales Charge(/2/) (imposed as a percentage of premium pay-ments withdrawn upon excess partial withdrawal or surrender):(/3/)

              COMPLETE YEARS ELAPSED                 SURRENDER
              SINCE PREMIUM PAYMENT                   CHARGE
                       0                                 7%
                       1                                 7%
                       2                                 6%
                       3                                 5%
                       4                                 4%
                       5                                 3%
                       6                                 1%
                       7+                                0%

     Excess Allocation Charge........................................   $0(/4/)

ANNUAL CONTRACT FEES:
--------------------

     Administrative Charge...........................................   $40
     (Waived if the Accumulation Value equals or exceeds $100,000 at the end of the Contract Year, or once the sum of premiums paid equals or exceeds $100,000.)

SEPARATE ACCOUNT ANNUAL EXPENSES (percentage of assets in each Division)(/5/):
-----------------------------------------------------------------------------

                                           STANDARD   ENHANCED DEATH BENEFIT
                                           -------- --------------------------
                                                    ANNUAL RATCHET 7% SOLUTION
     Mortality and Expense Risk Charge....  1.10%       1.25%         1.40%
     Asset Based Administrative Charge....  0.15%       0.15%         0.15%
                                            -----       -----         -----
     Total Separate Account Expenses......  1.25%       1.40%         1.55%

THE GCG TRUST ANNUAL EXPENSES (based on combined net assets of the indicated
----------------------------------------------------------------------------
groups of Series):
-----------------

                                                          OTHER        TOTAL
                 SERIES                 FEES(/6/)     EXPENSES(/7/)   EXPENSES
                 ------               -------------- ---------------- --------
     Multiple Allocation, Fully
     Managed, Capital Appreciation,
     Rising Dividends, All-Growth,
     Real Estate, Hard Assets, Value      1.00%           0.01%        1.01%
     Equity, Strategic Equity, and
     Small Cap Series:
     Emerging Markets Series:             1.50%           0.03%        1.53%

     Managed Global Series:(/8/)          1.25%           0.01%        1.26%

     Limited Maturity Bond and            0.60%           0.01%        0.61%
     Liquid Asset Series:

THE ESS TRUST ANNUAL EXPENSES:
-----------------------------
                                                          OTHER        TOTAL
                 SERIES               FEES(/6/)(/9/) EXPENSES(/1//0/) EXPENSES
                 ------               -------------- ---------------- --------

     OTC, Research, and Total Return      0.80%           0.40%        1.20%
     Portfolios:

     Growth & Income and Value +
     Growth Portfolios:                   0.95%           0.40%        1.35%

-------------------
 (1) A Market Value Adjustment, which may increase or decrease your Accumula-tion Value, may apply to certain transactions. See Market Value Adjust-ment.
 (2) We also deduct a charge for premium taxes (which can range from 0% to 3.5% of premium) from your Accumulation Value upon surrender, excess par-tial withdrawals or on the Annuity Commencement Date. See Premium Taxes.

 (3) For purposes of calculating the surrender charge for the excess partial withdrawal, (i) we treat premium payments as being withdrawn on a first-in first-out basis, and (ii) amounts withdrawn which are not considered an excess partial withdrawal are not treated as a withdrawal of any pre-mium payments. See Charges Deducted from the Accumulation Value, Surren-der Charge for Excess Partial Withdrawals.
 (4) We reserve the right to impose a charge in the future at a maximum of $25 for each allocation change in excess of twelve per Contract Year. See Ex-cess Allocation Charge.
 (5) See Facts About the Contract, Death Benefit Options, for a description of the Contract's Standard and Enhanced Death Benefit Options.
 (6) Fees decline as combined assets increase (see Account B Divisions and the Trust prospectuses for details).
 (7) Other Expenses generally consist of independent trustees fees and ex-penses.
 (8) The estimated expenses for the Managed Global Series are based on the ac-tual experience of its predecessor for accounting purposes, the Managed Global Account of Separate Account D. On September 3, 1996, the Managed Global Account was reorganized into the Managed Global Division of Ac-count B and the Managed Global Series of the GCG Trust.

 (9) Prior to October 6, 1995, EISI waived its management fee for the OTC, Re-search, and Total Return Portfolios.
(10) Other expenses shown take into account the effect of EISI's agreement to reimburse the portfolios for all operating expenses, excluding management fees, that exceed 0.40% of their average daily net assets. This reim-bursement agreement commenced February 1, 1997. Prior to February 1, 1997, EISI reimbursed the portfolios for all operating expenses, exclud-ing management fees, that exceeded 0.75% of their average daily net as-sets. This reimbursement is voluntary and can be terminated at any time. In the absence of such reimbursement agreement, Other Expenses would have been 1.72%, 1.68%, and 1.56%, respectively, for the OTC, Research and To-tal Return Portfolios for the year ended December 31, 1995. The Growth & Income and Value + Growth Portfolios commenced operations on April 1, 1996 and have no prior operating history.

Examples:

The examples do not take into account any deduction for premium taxes. Premium taxes currently range from 0% to 3.5% of premium payments. There may be sur-render charges if you choose to annuitize within the first three Contract Years.

If at issue you elect the 7% Solution Enhanced Death Benefit Option and you surrender your Contract at the end of the applicable time period, you would pay the following expenses for each $1,000 of Initial Premium assuming a 5% annual return on assets:
-------------------------------------------------------------------------------

DIVISION                               ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
Multiple Allocation................... $ 96.39    $140.94    $177.95    $292.08
Fully Managed......................... $ 96.39    $140.94    $177.95    $292.08
Capital Appreciation.................. $ 96.39    $140.94    $177.95    $292.08
Rising Dividends...................... $ 96.39    $140.94    $177.95    $292.08
All-Growth............................ $ 96.39    $140.94    $177.95    $292.08
Real Estate........................... $ 96.39    $140.94    $177.95    $292.08

Hard Assets........................... $ 96.39    $140.94    $177.95    $292.08

Value Equity.......................... $ 96.39    $140.94    $177.95    $292.08
Strategic Equity...................... $ 96.39    $140.94    $177.95    $292.08
Small Cap............................. $ 96.39    $140.94    $177.95    $292.08
Emerging Markets...................... $101.38    $155.80    $202.48    $339.67
Managed Global........................ $ 98.69    $147.81    $189.34    $314.34

OTC................................... $ 98.61    $147.65    $189.22    $314.94
Research.............................. $ 98.61    $147.65    $189.22    $314.94
Total Return.......................... $ 98.61    $147.65    $189.22    $314.94
Growth & Income....................... $100.10    $152.10    $196.57    $329.23
Value + Growth........................ $100.10    $152.10    $196.57    $329.23

Limited Maturity Bond................. $ 92.54    $129.40    $158.73    $253.82
Liquid Asset.......................... $ 92.54    $129.40    $158.73    $253.82

-------------------------------------------------------------------------------

If at issue you elect the 7% Solution Enhanced Death Benefit Option and you do not surrender your Contract or if you annuitize on the Annuity Commencement Date, you would pay the following expenses for each $1,000 of initial premium assuming a 5% annual return on assets:
-------------------------------------------------------------------------------

DIVISION                               ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
Multiple Allocation...................  $26.39    $80.94     $137.95    $292.08
Fully Managed.........................  $26.39    $80.94     $137.95    $292.08
Capital Appreciation..................  $26.39    $80.94     $137.95    $292.08
Rising Dividends......................  $26.39    $80.94     $137.95    $292.08
All-Growth............................  $26.39    $80.94     $137.95    $292.08
Real Estate...........................  $26.39    $80.94     $137.95    $292.08

Hard Assets...........................  $26.39    $80.94     $137.95    $292.08

Value Equity..........................  $26.39    $80.94     $137.95    $292.08
Strategic Equity......................  $26.39    $80.94     $137.95    $292.08
Small Cap.............................  $26.39    $80.94     $137.95    $292.08
Emerging Markets......................  $31.38    $95.80     $162.48    $339.67
Managed Global........................  $28.69    $87.81     $149.34    $314.34

OTC...................................  $28.61    $87.65     $149.22    $314.94
Research..............................  $28.61    $87.65     $149.22    $314.94
Total Return..........................  $28.61    $87.65     $149.22    $314.94
Growth & Income.......................  $30.10    $92.10     $156.57    $329.23
Value + Growth........................  $30.10    $92.10     $156.57    $329.23

Limited Maturity Bond.................  $22.54    $69.40     $118.73    $253.82
Liquid Asset..........................  $22.54    $69.40     $118.73    $253.82

-------------------------------------------------------------------------------
The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. For purposes of computing the annual per Contract administrative charge, the dollar amounts shown in the examples are based on an Initial Premium of $50,000.

The examples reflect the election at issue of the 7% Solution Enhanced Death Benefit Option. If the Standard Death Benefit Option or the Annual Ratchet En-hanced Death Benefit Option is elected, the actual expenses incurred will be less than those represented in the Examples.

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, SUBJECT TO THE GUARANTEES UNDER THE CONTRACT.

 CONDENSED FINANCIAL AND OTHER INFORMATION

INDEX OF INVESTMENT EXPERIENCE

The upper table gives the index of investment experience for each Division of Account B available under the Contract for each death benefit option. Informa-tion for 1996 was not available for this prospectus. Except for the Small Cap, OTC, Research, Total Return, Growth & Income, and Value + Growth Divisions, each Division commenced operations on October 2, 1995 (The Managed Global Di-vision commenced operations initially as a division of another separate ac-count, the Managed Global Account of Separate Account D; however, the index of investment experience is unchanged). The index of investment experience is equal to the value of a unit for each Division of the Accounts. The total in-vestment value of each Division as of the end of each period is shown in the lower table.

                                   INDEX OF INVESTMENT EXPERIENCE
                         -------------------------------------------------------------------------
                                                        ENHANCED DEATH BENEFIT
                                                   -----------------------------------------------
                             STANDARD               ANNUAL RACHET              7% SOLUTION
                         ---------------------     ---------------------     ---------------------
                         10/2/95      12/31/95     10/2/95      12/31/95     10/2/95      12/31/95
                         -------      --------     -------      --------     -------      --------
Multiple Allocation..... $16.10        $16.72      $15.94        $16.55      $15.78        $16.38
Fully Managed...........  14.77         15.23       14.62         15.07       14.47         14.91
Capital Appreciation....  14.31         14.71       14.23         14.63       14.16         14.55
Rising Dividends........  12.16         13.24       12.12         13.19       12.09         13.15
All-Growth..............  13.88         14.10       13.74         13.96       13.60         13.81
Real Estate.............  15.06         15.94       14.91         15.78       14.76         15.61

Hard Assets.............  14.86         15.11       14.71         14.96       14.57         14.80

Value Equity............  12.43         13.37       12.41         13.36       12.40         13.34
Strategic Equity........  10.00(/1/)    10.01       10.00(/1/)    10.01       10.00(/1/)    10.01
Small Cap...............     --(/2/)       --(/2/)     --(/2/)       --(/2/)     --(/2/)       --(/2/)
Emerging Markets........   9.50          9.23        9.47          9.20        9.44          9.17
Managed Global..........   9.32          9.58        9.28          9.53        9.24          9.49
OTC.....................     --(/3/)       --(/3/)     --(/3/)       --(/3/)     --(/3/)       --(/3/)

Research................     --(/4/)       --(/4/)     --(/4/)       --(/4/)     --(/4/)       --(/4/)
Total Return............     --(/4/)       --(/4/)     --(/4/)       --(/4/)     --(/4/)       --(/4/)
Growth & Income.........     --(/3/)       --(/3/)     --(/3/)       --(/3/)     --(/3/)       --(/3/)
Value + Growth..........     --(/4/)       --(/4/)     --(/4/)       --(/4/)     --(/4/)       --(/4/)

Limited Maturity Bond...  14.49         14.86       14.35         14.71       14.20         14.56
Liquid Asset............  12.89         13.03       12.76         12.89       12.63         12.76

                                       TOTAL INVESTMENT VALUE
                                --------------------------------------------
                                                 ENHANCED DEATH BENEFITS
                                                ----------------------------
                                 STANDARD       ANNUAL RACHET    7% SOLUTION
                                ----------      -------------    -----------
                                 12/31/95         12/31/95        12/31/95
                                ----------      -------------    -----------
Multiple Allocation............ $1,746,847        $348,748       $6,068,413
Fully Managed..................    748,453         210,790        2,749,555
Capital Appreciation...........    354,685         239,431        4,751,529
Rising Dividends...............    303,580         476,311        3,956,113
All-Growth.....................    308,996         231,255        3,479,441
Real Estate....................     43,296          45,908          954,578

Hard Assets....................    375,257          42,591          393,850

Value Equity...................    458,353         312,457        2,393,664
Strategic Equity...............    761,998(/1/)    475,319(/1/)   1,527,707(/1/)
Small Cap......................         --(/2/)         --(/2/)          --(/2/)
Emerging Markets...............    144,699         114,726        1,475,334
Managed Global.................    255,906         261,677        1,982,653
OTC............................         --(/3/)         --(/3/)          --(/3/)

Research.......................         --(/4/)         --(/4/)          --(/4/)
Total Return...................         --(/4/)         --(/4/)          --(/4/)
Growth & Income................         --(/3/)         --(/3/)          --(/3/)
Value + Growth.................         --(/4/)         --(/4/)          --(/4/)

Limited Maturity Bond..........    400,999         174,099        1,988,103
Liquid Asset...................    493,644         800,574        1,189,883

-------------------

(1) The Strategic Equity Division became available for investment on October 2, 1995, starting with an index of investment experience of $10.00.
(2) The Small Cap Equity Division became available for investment on January 2, 1996, starting with an index of investment experience of $10.00.
(3) The OTC Division and the Growth & Income Divisions became available for investment on September 3, 1996, starting with indices of investment expe-rience of $14.64 and $10.94, respectively.
(4) The Research, Total Return and Value + Growth Divisions became available for investment on January 20, 1997, starting with indices of investment experience of $16.43, $13.76, and $11.99, respectively.

FINANCIAL STATEMENTS

The audited financial statements of Separate Account B for the years ended De-cember 31, 1995 and 1994 (as well as the auditors' report thereon), the unau-dited financial statements of Separate Account B for the period ended Septem-ber 30, 1996, and the audited financial statements of The Managed Global Account of Separate Account D, the predecessor entity of the Managed Global Series for accounting purposes, for the years ended December 31, 1995 and 1994 (as well as the auditors' report thereon) appear in the Statement of Addi-tional Information. The audited financial statements of Golden American pre-pared in accordance with generally accepted accounting principles for the years ended December 31, 1995, 1994 and 1993 (as well as the auditors' report thereon) are contained in the Prospectus. In addition, the unaudited September 30, 1996 financial statements of Golden American prepared in accordance with generally accepted accounting principles are contained in the Prospectus.

PERFORMANCE RELATED INFORMATION
Performance information for the Divisions of Account B, including the yield and effective yield of the Liquid Asset Division, the yield of the remaining Divisions, and the total return of all Divisions may appear in reports and promotional literature to current or prospective Owners.

Current yield for the Liquid Asset Division will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Liquid Asset Division is calcu-lated in a manner similar to that used to calculate yield, but when annualized, the income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of earnings.

For the remaining Divisions, quotations of yield will be based on all invest-ment income per unit (Accumulation Value divided by the index of investment experience, see Facts About the Contract, Measurement of Investment Experi-ence, Index of Investment Experience and Unit Value) earned during a given 30-day period, less expenses accrued during the period ("net investment income"). Quotations of average annual total return for any Division will be expressed in terms of the average annual compounded rate of return on a hypothetical in-vestment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Division), and will reflect the deduction of the appli-cable surrender charge, the administrative charge and the applicable mortality and expense risk charge. See Charges and Fees. Quotations of total return may simultaneously be shown for other periods that do not take into account cer-tain contractual charges, such as the surrender charge. Quotations of yield and average annual total return for the Managed Global Division take into ac-count the period prior to September 3, 1996, during which it was maintained as a division of Account D.

Performance information for a Division may be compared, in reports and promo-tional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Av-erages, or other indices measuring performance of a pertinent group of securi-ties so that investors may compare a Division's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other variable annuity separate accounts or other in-vestment products tracked by Lipper Analytical Services, a widely used inde-pendent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other ratings services, including VARDS, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for any Division reflects only the performance of a hypothetical Contract under which the Accumulation Value is allocated to a Di-vision during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objec-tives and policies, characteristics and quality of the portfolio of the Series of the respective Trust in which the Division invests and the market condi-tions during the given time period, and should not be considered as a repre-sentation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Divisions, see the Statement of Additional Information.

Reports and promotional literature may also contain other information includ-ing the ranking of any Division derived from rankings of variable annuity sep-arate accounts or other investment products tracked by Lipper Analytical Serv-ices or by rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria.

 INTRODUCTION

 FACTS ABOUT THE COMPANY AND THE ACCOUNTS

The following information describes the Contract and the Accounts which fund the Contract, Account B and the Fixed Account. Account B invests in mutual fund portfolios of the Trusts. The Fixed Account contains all of the assets that support Owner Fixed Allocations which we credit with Guaranteed Interest Rates for the Guarantee Periods you select.
GOLDEN AMERICAN

Golden American Life Insurance Company ("Golden American" or the "Company") is a stock life insurance company organized under the laws of the State of Dela-ware and is an indirect wholly owned subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"). Prior to December 30, 1993, Golden American was a Min-nesota corporation. Prior to August 13, 1996, Golden American was a wholly owned indirect subsidiary of Bankers Trust Company. We are authorized to do business in all jurisdictions except New York. We offer variable annuities and variable life insurance. Administrative services for the Contract are provided at our Customer Service Center, the address is shown on the cover.

Equitable of Iowa is the holding company for Equitable Life Insurance Company of Iowa, USG Annuity & Life Company, Locust Street Securities, Inc., Equitable Investment Services, Inc. ("EISI"), Equitable of Iowa Securities Network, Inc., EIC Variable, Inc., Directed Services, Inc. ("DSI"), and Golden Ameri-can.

As of September 30, 1996, Equitable of Iowa had over $11.9 billion in assets.

THE GCG TRUST AND THE ESS TRUST
The GCG Trust is an open-end management investment company, more commonly called a mutual fund. The GCG Trust's shares may also be available to certain separate accounts funding variable life insurance policies offered by Golden American. This is called "mixed funding."

The GCG Trust may also sell its shares to separate accounts of other insurance companies, both affiliated and not affiliated with Golden American. This is called "shared funding." Although we do not anticipate any inherent difficul-ties arising from either mixed or shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the inter-est of Owners of various Contracts participating in the GCG Trust might at sometime be in conflict. After the GCG Trust receives the requisite order from the SEC, shares of the GCG Trust may also be sold to certain qualified pension and retirement plans. The Board of Trustees of the GCG Trust, the GCG Trust's Manager, and we and any other insurance companies participating in the GCG Trust are required to monitor events to identify any material conflicts that arise from the use of the GCG Trust for mixed and/or shared funding or between various policy Owners and pension and retirement plans. For more information about the risks of mixed and shared funding, please refer to the GCG Trust prospectus.

The ESS Trust is also an open-end management investment company. Currently, the ESS Trust's shares are not available to separate accounts of other insur-ance companies other than insurance companies affiliated with Equitable of Iowa such as Golden American. It is anticipated that in the future the ESS Trust will become available to separate accounts of unaffiliated companies as well as to separate accounts funding variable life insurance policies offered by Golden American.

You will find complete information about both the GCG Trust and the ESS Trust, including the risks associated with each Series, in the accompanying Trusts' prospectuses. You should read them carefully in conjunction with this prospec-tus before investing. Additional copies of the Trusts' prospectuses may be ob-tained by contacting our Customer Service Center.

SEPARATE ACCOUNT B
All obligations under the Contract are general obligations of Golden American. Account B is a separate investment account used to support our variable annu-ity Contracts and for other purposes as permitted by applicable laws and regu-lations. The assets of Account B are kept separate from our general account and any other separate accounts we may have. We may offer other variable annu-ity Contracts investing in Account B which are not discussed in this prospec-tus. Account B may also invest in other series which are not available to the Contract described in this prospectus.

We own all the assets in Account B. Income and realized and unrealized gains or losses from assets in the account are credited to or charged against that account without regard to other income, gains or losses in our other invest-ment accounts. As required, the assets in Account B are at least equal to the reserves and other liabilities of that account. These assets may not be charged with liabilities from any other business we conduct.

They may, however, be subject to liabilities arising from Divisions whose as-sets are attributable to other variable annuity Contracts supported by Account
B. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Account B was established on July 14, 1988 to invest in mutual funds, unit in-vestment trusts or other investment portfolios which we determine to be suit-able for the Contract's purposes. Account B is treated as a unit investment trust under Federal securities laws. It is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as an investment company and meets the definition of a separate account under the Federal securities laws. It is governed by the laws of Delaware, our state of domicile, and may also be governed by the laws of other states in which we do business. Registration with the SEC does not involve any supervision by the SEC of the management or investment policies or practices of Account B.

ACCOUNT B DIVISIONS
Account B is divided into Divisions. The Managed Global Division was a divi-sion of Separate Account D of Golden American until September 3, 1996 when it was converted to a division of Account B. Currently, each Division of Account B offered under this prospectus invests in a portfolio of the GCG Trust or the ESS Trust. DSI serves as the Manager to each Series of the GCG Trust, and EISI serves as the Manager to each Series of the ESS Trust. See the Trusts' pro-spectuses for details. The Trusts, DSI and EISI have retained several portfo-lio managers to manage the assets of each Series as indicated below. There may be restrictions on the amount of the allocation to certain Divisions based on state laws and regulations. The investment objectives of the various Series in the Trusts are described below. There is no guarantee that any portfolio or Series will meet its investment objectives. Meeting objectives depends on var-ious factors, including, in certain cases, how well the portfolio managers an-ticipate changing economic and market conditions. Account B also has other Di-visions investing in other series which are not available to the Contract described in this prospectus.

DSI and EISI provide the overall business management and administrative serv-ices necessary for the Series' operation and provide or procure the services and information necessary to the proper conduct of the business of the Series. See the Trusts' prospectuses for details.

DSI is responsible for providing or procuring, at DSI's expense, the services reasonably necessary for the ordinary operation of the Series of the GCG Trust. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for assets), taxes (if any) paid by a Series of the GCG Trust, in-terest on borrowing, fees and expenses of the independent trustees, and ex-traordinary expenses, such as litigation or indemnification expenses. See the GCG Trust prospectus for details.

Each Trust pays its respective Manager for its services a fee, payable month-ly, based on the annual rates of the average daily net assets of the Series shown in the tables below. DSI and EISI (and not the Trusts) pay each portfo-lio manager a monthly fee for managing the assets of the Series.

THE GCG TRUST

                                                  FEES (based on combined
                                                  assets of the indicated
 SERIES                                           groups of Series)
 ------------------------------------------------ -----------------------------

 Multiple Allocation, Fully Managed, Capital      1.00% of first $750 million;
 Appreciation, Rising Dividends, All-Growth,      0.95% of next $1.250 billion;
                                                  0.90% of next $1.5 billion;
 Real Estate, Hard Assets, Value Equity,          and
                                                  0.85% of amount in excess of
 Strategic Equity, and Small Cap Series:          $3.5 billion

 Emerging Markets Series:                         1.50% of average daily net
                                                  assets
 Managed Global:                                  1.25% of first $500 million;
                                                  1.05% of amount in excess of
                                                  $500 million
 Limited Maturity Bond and                        0.60% of first $200 million;
                                                  0.55% of next $300 million;
 Liquid Asset Series:                             and
                                                  0.50% of amount in excess of
                                                  $500 million
-------------------------------------------------------------------------------

THE ESS TRUST

 SERIES                                           FEES
 ------------------------------------------------ ----------------------------

 OTC, Research, and Total Return Portfolios:      0.80% of first $300 million;
                                                  0.55% of amount in excess of
                                                  $300 million
 Growth & Income and Value + Growth Portfolios:   0.95% of first $200 million;
                                                  0.75% of amount in excess of
                                                  $200 million

------------------------------------------------------------------------------

The following Divisions invest in designated Series of the GCG Trust.

MULTIPLE ALLOCATION DIVISION
MULTIPLE ALLOCATION SERIES
OBJECTIVE
 The highest total return, consisting of capital appreciation and current in-come, consistent with the preservation of capital and elimination of unneces-sary risk.
INVESTMENTS
 Investment in equity and debt securities and the use of certain sophisticated investment strategies and techniques.
PORTFOLIO MANAGER
 Zweig Advisors Inc.

FULLY MANAGED DIVISION
FULLY MANAGED SERIES
OBJECTIVE
 High total investment return over the long term, consistent with the preser-vation of capital and prudent investment risk.
INVESTMENTS
 Pursues an active asset allocation strategy whereby investments are allocat-ed, based upon an evaluation of economic and market trends and the antici-pated relative total return available, among three asset classes -- debt se-curities, equity securities and money market instruments.
PORTFOLIO MANAGER
 T. Rowe Price Associates, Inc.

CAPITAL APPRECIATION DIVISION
CAPITAL APPRECIATION SERIES
OBJECTIVE
 Long-term capital growth.
INVESTMENTS
 Invests in common stocks and preferred stock that will be allocated among various categories of stocks referred to as "components" which consist of the following: (i) The Growth Component -- Securities that the portfolio manager believes have the following characteristics: stability and quality of earn-ings and positive earnings momentum; dominant competitive positions; and dem-onstrate above-average growth rates as compared to published S&P 500 earnings projections; and (ii) The Value Component-Securities that the portfolio man-ager regards as fundamentally undervalued, i.e., securities selling at a dis-count to asset value and securities with a relatively low price/earnings ratio. The securities eligible for this component may include real estate stocks, such as securities of publicly-owned companies that, in the portfolio manager's judgement, offer an optimum combination of current dividend yield, expected dividend growth, and discount to current real estate value.
PORTFOLIO MANAGER

 Chancellor LGT Asset Management, Inc.

RISING DIVIDENDS DIVISION
RISING DIVIDENDS SERIES
OBJECTIVE
 Capital appreciation, with dividend income as a secondary objective.
INVESTMENTS
 Investment in equity securities of high quality companies that meet the fol-lowing four criteria: consistent dividend increases; substantial dividend in-creases; reinvested profits; and an under-leveraged balance sheet.
PORTFOLIO MANAGER
 Kayne, Anderson Investment Management, L.P.

ALL-GROWTH DIVISION
ALL-GROWTH SERIES
OBJECTIVE
 Capital appreciation.
INVESTMENTS
 Investment in securities selected for their long- term growth prospects. PORTFOLIO MANAGER

 Pilgrim Baxter & Associates, Ltd.

REAL ESTATE DIVISION
REAL ESTATE SERIES
OBJECTIVE
 Capital appreciation, with current income as a secondary objective.
INVESTMENTS
 Investment in publicly traded equity securities of companies in the real es-tate industry listed on national exchanges or on the National Associa-tion of Securities Dealers Automated Quotation System.
PORTFOLIO MANAGER
 E.I.I. Realty Securities, Inc.

HARD ASSETS DIVISION (FORMERLY NATURAL RESOURCES)
HARD ASSETS SERIES
OBJECTIVE
 Long-term capital appreciation.
INVESTMENTS
 Investment in equity and debt securities of companies engaged in the explora-tion, development, production, management, and distribution of hard assets.
PORTFOLIO MANAGER
 Van Eck Associates Corporation

VALUE EQUITY DIVISION
VALUE EQUITY SERIES
OBJECTIVE
 Capital appreciation with a secondary objective of dividend income.
INVESTMENTS
 Investment primarily in equity securities of U.S. and foreign issuers which, when purchased, meet quantitative standards believed by the Portfolio Manager to indicate above average financial soundness and high intrinsic value rela-tive to price.
PORTFOLIO MANAGER
 Eagle Asset Management, Inc.

STRATEGIC EQUITY DIVISION
STRATEGIC EQUITY SERIES
OBJECTIVE
 Long-term capital appreciation.
INVESTMENTS
 Investment primarily in equity securities based on various equity market tim-ing techniques. The amount of the Series' assets allocated to equities shall vary from time to time to seek positive investment performance from advancing equity markets and to reduce exposure to equities when risk/reward character-istics are believed to be less attractive.
PORTFOLIO MANAGER
 Zweig Advisors Inc.

SMALL CAP DIVISION
SMALL CAP SERIES
OBJECTIVE
 Long-term capital appreciation.
INVESTMENTS
 Investment primarily in equity securities of companies that, at the time of purchase, have a total market capitalization -- present market value per share multiplied by the total number of shares outstanding -- within the range of companies included in the Russell 2000 Growth Index.
PORTFOLIO MANAGER
 Fred Alger Management, Inc.

EMERGING MARKETS DIVISION
EMERGING MARKETS SERIES
OBJECTIVE
 Long-term growth of capital.
INVESTMENTS
 Investment primarily in equity securities of companies that are considered to be in emerging market countries in the Pacific Basin and Latin America. In-come is not an objective, and any production of current income is considered incidental to the objective of growth of capital.
PORTFOLIO MANAGER
 Bankers Trust Company

MANAGED GLOBAL DIVISION
MANAGED GLOBAL SERIES
OBJECTIVE
 High total investment return, consistent with a prudent regard for capital preservation.
INVESTMENTS
 Investment in a wide range of equity and debt securities and money market in-struments of both domestic and foreign issuers.
PORTFOLIO MANAGER
 Warburg, Pincus Counsellors, Inc.

LIMITED MATURITY BOND DIVISION
LIMITED MATURITY BOND SERIES
OBJECTIVE
 Highest current income consistent with low risk to principal and liquidity. Also seeks to enhance its total return through capital appreciation when mar-ket factors indicate that capital appreciation may be available without sig-nificant risk to principal.
INVESTMENTS
 Investment primarily in a diversified portfolio of limited maturity debt se-curities. No individual security will at the time of purchase have a remain-ing maturity longer than seven years and the dollar-weighted average maturity of the Series will not exceed five years.
PORTFOLIO MANAGER
 Equitable Investment Services, Inc.

LIQUID ASSET DIVISION
LIQUID ASSET SERIES
OBJECTIVE
 High level of current income consistent with the preservation of capital and liquidity.

INVESTMENTS
 Obligations of the U.S. Government and its agencies and instrumentalities; bank obligations; commercial paper and short-term corporate debt securities.
TERM
 All issues maturing in less than one year.
PORTFOLIO MANAGER
 Equitable Investment Services, Inc.

The following Divisions invest in designated Series of the ESS Trust.

OTC DIVISION
OTC PORTFOLIO
OBJECTIVE
 Long-term growth of capital.
INVESTMENTS
 Investment primarily in securities of companies that are traded principally on the over-the-counter (OTC) market.
PORTFOLIO MANAGER
 Massachusetts Financial Services Company

RESEARCH DIVISION
RESEARCH PORTFOLIO
OBJECTIVE
 Long term growth of capital and future income.
INVESTMENTS
 Investment primarily in common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth.
PORTFOLIO MANAGER
 Massachusetts Financial Services Company

TOTAL RETURN DIVISION
TOTAL RETURN PORTFOLIO
OBJECTIVE
 Above-average income consistent with prudent employment of capital.
INVESTMENTS
 Investment primarily in equity securities.
PORTFOLIO MANAGER
 Massachusetts Financial Services Company

GROWTH & INCOME DIVISION
GROWTH & INCOME PORTFOLIO
OJECTIVE
 Long-term total return.
INVESTMENTS
 Investment primarily in equity and debt securities, focusing on small- and mid-cap companies that offer potential appreciation, current income, or both.
PORTFOLIO MANAGER
 Robertson, Stephens & Company Investment Management, L.P.

VALUE + GROWTH DIVISION
VALUE + GROWTH PORTFOLIO
OBJECTIVE
 Capital appreciation.
INVESTMENTS
 Investment primarily in mid-cap growth companies with favorable relationships between price/earnings ratios and growth rates. Mid-cap companies are those with market capitalizations ranging from $750 million to approximately $2 billion.
PORTFOLIO MANAGER
 Robertson, Stephens & Company Investment Management, L.P.

CHANGES WITHIN ACCOUNT B
We may from time to time make additional Divisions available. These Divisions will invest in investment portfolios we find suitable for the Contract. We also have the right to eliminate investment Divisions from Account B, to com-bine two or more Divisions, or to substitute a new portfolio for the portfolio in which a Division invests. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the Contract. This may happen due to a change in laws or regulations, or a change in a portfolio's investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. In addition, we reserve the right to transfer assets of Account B, which we determine to be associated with the class of Contracts to which your Contract belongs, to another ac-count. If necessary, we will get prior approval from the insurance department of our state of domicile before making such a substitution or transfer. We will also get any required approval from the SEC and any other required ap-provals before making such a substitution or transfer. We will notify you as soon as practicable of any proposed changes.

When permitted by law, We reserve the right to:

(1) deregister Account B under the 1940 Act;

(2) operate Account B as a management company under the 1940 Act if it is op-erating as a unit investment trust;

(3) operate Account B as a unit investment trust under the 1940 Act if it is operating as a managed separate account;

(4) restrict or eliminate any voting rights as to Account B; and

(5) combine Account B with other accounts.

THE FIXED ACCOUNT
Premium payments may be allocated to the Fixed Account at the time of the Ini-tial Premium payment or as subsequently made. In addition, all or part of of your Accumulation Value may be transferred to the Fixed Account. Assets sup-porting amounts allocated to the Fixed Account are available to fund the claims of all classes of our customers, Owners and other creditors. Interests under your Contract relating to the Fixed Account are registered under the Se-curities Act of 1933 but the Fixed Account is not registered under the 1940 Act.

SELECTING A GUARANTEE PERIOD
 You may select one or more Fixed Allocations with specified Guarantee Periods for investment. We currently offer Guarantee Periods with durations of 1, 3, 5, 7 and 10 years. We reserve the right at any time to decrease or increase the number of Guarantee Periods offered. Not all Guarantee Periods may be available for new allocations. Each Fixed Allocation will have a Maturity Date corresponding to the last day of the calendar month of the applicable Guarantee Period.

 Your Accumulation Value in the Fixed Account equals the sum of your Fixed Al-locations plus the interest credited thereto, as adjusted for any partial withdrawals, reallocations or other charges we may impose. Your Fixed Alloca-tion will be credited with the Guaranteed Interest Rate in effect on the date we receive and accept your premium or reallocation of Accumulation Value. The Guaranteed Interest Rate will be credited daily to yield the quoted Guaran-teed Interest Rate.

GUARANTEED INTEREST RATES
 Each Guarantee Period will have an interest rate that is guaranteed. We do not have a specific formula for establishing the Guaranteed Interest Rates for the different Guarantee Periods. The determination made will be influ-enced by, but not necessarily correspond to, interest rates available on fixed income investments which we may acquire with the amounts we receive as premium payments or reallocations of Accumulation Value under the Contracts. These amounts will be invested primarily in investment-grade fixed income se-curities including: securities issued by the United States Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the United States Government; debt securities that have an investment grade rating, at the time of purchase, within the four highest grades assigned by Moody's Investor Services, Inc. (Aaa, Aa, A or Baa), Standard & Poor's Rat-ings Group (AAA, AA, A or BBB) or any other nationally recognized rating service; mortgage-backed securities collateralized by the Federal Home Loan Mortgage Association, the Federal National Mortgage Association or the Gov-ernment National Mortgage Association, or that have an investment grade rat-ing at the time of purchase within the four highest grades described above; other debt investments; commercial paper; and cash or cash equivalents. You will have no direct or indirect interest in these investments. We will also consider other factors in determining the Guaranteed Interest Rates, includ-ing regulatory and tax requirements, sales commissions and administrative ex-penses borne by us, general economic trends and competitive factors. We can-not predict or guarantee the level of future interest rates. However, no Fixed Allocation will ever have a Guaranteed Interest Rate of less than 3% per year.

 While the foregoing generally describes our investment strategy with respect to the Fixed Account, we are not obligated to invest according to any partic-ular strategy, except as may be required by Delaware and other state insur-ance laws.

TRANSFERS FROM A FIXED ALLOCATION
 You may transfer your Accumulation Value from a Fixed Allocation to one or more new Fixed Allocations with new Guarantee Periods of any length offered by us or to the Divisions of Account B. Unless you specify in writing the Fixed Allocations from which such transfers will be made, we will transfer amounts from the Fixed Allocations starting with the Guarantee Period nearest its Maturity Date, until we have honored your transfer request.

 Transfers from a Fixed Allocation made within 30 days prior to the Maturity Date of the applicable Guarantee Period or pursuant to the dollar cost aver-aging program will not be subject to a Market Value Adjustment. All other transfers from your Fixed Allocations will be subject to a Market Value Ad-justment. The minimum amount that can be transferred to or from any Fixed Al-location is $250. If a transfer request would reduce the Accumulation Value remaining in your Fixed Allocation to less than $250, we will treat such transfer request as a request to transfer the entire Accumulation Value in such Fixed Allocation.

 At the end of a Fixed Allocation's Guarantee Period, you may transfer amounts in that Fixed Allocation to the Divisions and one or more new Fixed Alloca-tions with Guarantee Periods of any length then offered by us. You may not, however, transfer amounts to any Fixed Allocation with a Guarantee Period that extends beyond your Annuity Commencement Date.

 At least 30 calendar days prior to a Maturity Date of any of your Fixed Allo-cations, or earlier if required by state law, we will send you a notice of the Guarantee Periods then available. Prior to the Maturity Date of your Fixed Allocations you must notify us as to which Division or new Guarantee Period you have selected. If timely instructions are not received, we will transfer your Accumulation Value in the maturing Fixed Allocation to a Fixed Allocation with a Guarantee Period equal in length to the expiring Guarantee Period. If such Guarantee Period is not available or extends beyond your an-nuity commencement date, we will transfer your Accumulation Value in the ma-turing Fixed Allocation to the next shortest Guarantee Period which does not extend beyond the Annuity Commencement Date. If no such Guarantee Period is available, we will transfer your Accumulation Value to the Specially Desig-nated Division.

PARTIAL WITHDRAWALS FROM A FIXED ALLOCATION
 Prior to the Annuity Commencement Date and while your Contract is in effect, you may take partial withdrawals from the Accumulation Value in a Fixed Allo-cation by sending satisfactory notice to our Customer Service Center. You may make systematic withdrawals of interest earnings only from a Fixed Allocation under our Systematic Partial Withdrawal Option. (See, Partial Withdrawals, Systematic Partial Withdrawal Option.) Systematic withdrawals from a Fixed Allocation are not permitted if such Fixed Allocation participates in the dollar cost averaging program. Withdrawals from a Fixed Allocation taken within 30 days prior to the Maturity Date and systematic withdrawals are not subject to a Market Value Adjustment; however, a surrender charge may be im-posed. Withdrawals may have federal income tax consequences, including a 10% penalty tax. See Surrender Charge, Surrender Charge for Excess Partial With-drawals and Federal Tax Considerations.

 If you specify a Fixed Allocation from which your partial withdrawal will be made, we will assess the partial withdrawal against that Fixed Allocation. If you do not specify the investment option from which the partial withdrawal will be taken, we will not assess your partial withdrawal against any Fixed Allocations unless the partial withdrawal exceeds the Accumulation Value in the Divisions of Account B. If there is no Accumulation Value in those Divi-sions, partial withdrawals will be deducted from your Fixed Allocations starting with the Guarantee Periods nearest their Maturity Dates until we have honored your request.

MARKET VALUE ADJUSTMENT
 We will apply a Market Value Adjustment, determined by application of the formula described below, in the following circumstances: (i) whenever you make a withdrawal or transfer from a Fixed Allocation, other than withdrawals or transfers made within 30 days prior to the Maturity Date of the applicable Guarantee Period, systematic partial withdrawals, or pursuant to the dollar cost averaging program; and (ii) on the Annuity Commencement Date with re-spect to any Fixed Allocation having a Guarantee Period that does not end on or within 30 days after the annuity commencement date.

 The Market Value Adjustment is determined by multiplying the amount with-drawn, transferred or annuitized by the following factor:

                        (     1+I    -) N//3//6//5/
                        (-------------)              -1
                        (  1+J+.0025  )


 Where "I" is the Index Rate for a Fixed Allocation as of the first day of the applicable Guarantee Period; "J" is the Index Rate for new Fixed Allocations with Guarantee Periods equal to the number of years (fractional years are rounded up to the next full year except in Pennsylvania) remaining in the Guarantee Period at the time of the withdrawal, transfer or annuitization; and "N" is the remaining number of days in the Guarantee Period at the time of the withdrawal, transfer or annuitization.

 The Index Rate is the average of the Ask Yields for U.S. Treasury Strips as reported by a national quoting service for the applicable maturity. The aver-age currently is based on the period from the 22nd day of the calendar month two months prior to the calendar month of the Index Rate determination to the 21st day of the calendar month immediately prior to the month of determination. The applicable maturity is the maturity date for these U.S. Treasury Strips on or next following the last day of the Guarantee Period. If the Ask Yields are no longer available, the Index Rate will be determined using a suitable replacement method ap-proved where required.

 We currently calculate the Index Rate once each calendar month. However, we reserve the right to calculate the Index Rate more frequently than monthly, but in no event will such Index Rate be based upon a period of less than 28 days.

 The Market Value Adjustment may result in either an increase or decrease in the Accumulation Value of your Fixed Allocation. If a full surrender, trans-fer or annuitization from the Fixed Allocation has been requested, the bal-ance of the Market Value Adjustment will be added to or subtracted from the amount surrendered, transferred or annuitized. If a partial withdrawal, transfer or annuitization has been requested, the Market Value Adjustment will be calculated on the total amount that must be withdrawn, transferred or annuitized in order to provide the amount requested. If a negative Market Value Adjustment exceeds the Accumulation Value in the Fixed Allocation, such transaction will be considered a full surrender, transfer or annuitization. The Appendix contains several examples which illustrate the application of the Market Value Adjustment.

 Because of the Market Value Adjustment provision of the Contract, you bear the investment risk that the Guaranteed Interest Rates offered by us at the time you make a withdrawal or transfer from a Fixed Allocation or start re-ceiving annuity payments may be higher or lower than the Guaranteed Interest Rate of the Fixed Allocation to which the Market Value Adjustment is applied, with the result that the Accumulation Value of your Fixed Allocation may be substantially reduced or increased. This will depend on the relationship of
 (1) the Guaranteed Interest Rate credited to the Fixed Allocation from which the withdrawal, transfer or annuitization is made to (2) the current Guaran-teed Interest Rate offered by us for the Guarantee Period equal to the number of years remaining in the Guarantee Period as of such date. If the Guaranteed Interest Rate of (1) is higher than the then current Guaranteed Interest Rate of (2) plus .0025, application of the Market Value Adjustment will result in an increase in your Accumulation Value. If the Guaranteed Interest Rate of
 (1) is lower than the then current Guaranteed Interest Rate of (2) plus .0025, application of the Market Value Adjustment will result in a decrease in your Accumulation Value.

 FACTS ABOUT THE CONTRACT

THE OWNER
You are the Owner. You are also the Annuitant unless another Annuitant is named in the application or enrollment form. You have the rights and options described in the Contract. One or more persons may own the Contract. If there are multiple Owners named, the age of the oldest Owner shall determine the ap-plicable death benefit.

Death of an Owner activates the death benefit provision. In the case of a sole Owner who dies prior to the annuity commencement date, we will pay the Benefi-ciary the death benefit when due. The sole Owner's estate will be the Benefi-ciary if no Beneficiary designation is in effect, or if the designated Benefi-ciary has predeceased the Owner. In the case of a joint Owner of the Contract dying prior to the annuity commencement date, we will designate the surviving Owner(s) as the Beneficiary(ies). This supersedes any previous Beneficiary designation.

In the case where the Owner is a trust and a beneficial Owner of the trust has been designated, the beneficial Owner will be treated as the Owner of the Con-tract solely for the purpose of determining the death benefit provisions. If a beneficial Owner is changed or added after the Contract Date, this will be treated as a change of Owner for purposes of determining the death benefit. See Change of Owner or Beneficiary. If no beneficial Owner of the Trust has been designated, the availability of enhanced death benefits will be deter-mined by the age of the Annuitant at issue.

THE ANNUITANT
The Annuitant is the person designated by the Owner to be the measuring life in determining Annuity Payments. The Owner will receive the annuity benefits of the Contract if the Annuitant is living on the Annuity Commencement Date. If the Annuitant dies before the Annuity Commencement Date, and a contingent Annuitant has been named, the contingent Annuitant becomes the Annuitant (un-less the Owner is not an individual, in which case the death benefit becomes payable). Once named, the Annuitant may not be changed at any time.

If there is no contingent Annuitant when the Annuitant dies prior to the Annu-ity Commencement Date, the Owner will become the Annuitant. The Owner may des-ignate a new Annuitant within 60 days of the death of the Annuitant.

If there is no contingent Annuitant when the Annuitant dies prior to the Annu-ity Commencement Date and the Owner is not an individual, we will pay the Ben-eficiary the death benefit then due. The Beneficiary will be as provided in the Beneficiary designation then in effect. If no Beneficiary designation is in effect, or if there is no designated Beneficiary living, the Owner will be the Beneficiary. If the Annuitant was the sole Owner and there is no Benefi-ciary designation, the Annuitant's estate will be the Beneficiary.

Regardless of whether a death benefit is payable, if the Annuitant dies and any Owner is not an individual, such death will trigger application of the distribution rules imposed by Federal tax law.

THE BENEFICIARY
The Beneficiary is the person to whom we pay death benefit proceeds and who becomes the successor Owner if the Owner dies prior to the annuity commence-ment date. We pay death benefit proceeds to the primary Beneficiary (unless there are joint Owners, in which case death proceeds are payable to the sur-viving Owner(s)). See Proceeds Payable to the Beneficiary.

If the Beneficiary dies before the Annuitant or Owner, the death benefit pro-ceeds are paid to the contingent Beneficiary, if any. If there is no surviving Beneficiary, we pay the death benefit proceeds to the Owner's estate.

One or more persons may be named as Beneficiary or contingent Beneficiary. In the case of more than one Beneficiary, unless otherwise specified, we will as-sume any death benefit proceeds are to be paid in equal shares to the surviv-ing beneficiaries.

You have the right to change beneficiaries during the Annuitant's lifetime un-less you have designated an irrevocable Beneficiary. When an irrevocable Bene-ficiary has been designated, you and the irrevocable Beneficiary may have to act together to exercise certain rights and options under the Contract.

CHANGE OF OWNER OR BENEFICIARY
During the Annuitant's lifetime and while your Contract is in effect, you may transfer ownership of the Contract (if purchased in connection with a non-qualified plan) subject to our published rules at the time of the change. A change in Ownership may affect the amount of the death benefit and the guaranteed death benefit. You may also change the Beneficiary. To make either of these changes, you must send us written notice of the change in a form satisfactory to us. The change will take effect as of the day the notice is signed. The change will not affect any payment made or action taken by us before recording the change at our Customer Service Center. See Federal Tax Considerations, Transfer of Annuity Contracts, and Assignments.

AVAILABILITY OF THE CONTRACT
We can issue a Contract if both the Annuitant and the Owner are not older than age 85.

TYPES OF CONTRACTS

QUALIFIED CONTRACTS
 The Contract may be issued as an Individual Retirement Annuity or in connec-tion with an individual retirement account. In the latter case, the Contract will be issued without an Individual Retirement Annuity endorsement, and the rights of the participant under the Contract will be affected by the terms and conditions of the particular individual retirement trust or custodial ac-count, and by provisions of the Code and the regulations thereunder. For ex-ample, the individual retirement trust or custodial account will impose mini-mum distribution rules, which may require distributions to commence not later than April 1st of the calendar year following the calendar year in which you attain age 70 1/2. For both Individual Retirement Annuities and individual retirement accounts, the minimum Initial Premium is $1,500.

 IF THE CONTRACT IS PURCHASED TO FUND A QUALIFIED PLAN, DISTRIBUTION MUST COMMENCE NOT LATER THAN APRIL 1ST OF THE CALENDAR YEAR FOLLOWING THE CALENDAR YEAR IN WHICH YOU ATTAIN AGE 70 1/2. IF YOU OWN MORE THAN ONE QUALIFIED PLAN, YOU SHOULD CONSULT YOUR TAX ADVISOR.

NON-QUALIFIED CONTRACTS
 The Contract may fund any non-qualified plan. Non-qualified Contracts do not qualify for any tax-favored treatment other than the benefits provided for by annuities.

YOUR RIGHT TO SELECT OR CHANGE CONTRACT OPTIONS
Before the Annuity Commencement Date, you may change the Annuity Commencement Date, fre-quency of Annuity Payments or the Annuity Option by sending a written request to our Customer Service Center. The Annuitant may not be changed at any time.

PREMIUMS
You purchase the Contract with an Initial Premium. After the end of the Free Look Period, you may make additional premium payments. See Making Additional Premium Payments. The minimum Initial Premium is $10,000 for a non-qualified Contract and $1,500 for a qualified Contract.

You must receive our prior approval before making a premium payment that causes the Accumulation Value of all annuities that you maintain with us to exceed $1,000,000. We may change the minimum initial or additional premium re-quirements for certain group or sponsored arrangements. See Group or Sponsored Arrangements.

QUALIFIED PLANS
 For IRA Contracts, the annual premium on behalf of any individual Contract may not exceed $2,000. Provided your spouse does not make a contribution to an IRA, you may set up a spousal IRA even if your spouse has earned some com-pensation during the year. The maximum deductible amount for a spousal IRA program is the lesser of $2,250 or 100% of your compensation reduced by the contribution (if any) made by you for the taxable year to your own IRA. How-ever, no more than $2,000 can go to either your or your spouse's IRA in any one year. For example, $1,750 may go to your IRA and $500 to your spouse's IRA. These maximums are not applicable if the premium is the result of a rollover from another qualified plan.

WHERE TO MAKE PAYMENTS
 Remit premium payments to our Customer Service Center. The address is shown on the cover. We will send you a confirmation notice.

MAKING ADDITIONAL PREMIUM PAYMENTS
You may make additional premium payments after the end of the Free Look Peri-od. We can accept additional premium payments until either the Annuitant or Owner reaches the Attained Age of 85 under non-qualified plans. For qualified plans, no contributions may be made to an IRA Contract for the taxable year in which you attain age 70 1/2 and thereafter (except for rollover contribu-tions). The minimum additional premium payment we will accept is $500 for a non-qualified plan and $250 for a qualified plan.

CREDITING PREMIUM PAYMENTS
The Initial Premium will be accepted or rejected within two business days of receipt by us if accompanied by information sufficient to permit us to deter-mine if we are able to issue a Contract. We may retain an Initial Premium for up to five business days while attempting to obtain information sufficient to enable us to issue the Contract. If we are unable to do so within five busi-ness days, the applicant or enrollee will be informed of the reasons for the delay and the Initial Premium will be returned immediately unless the appli-cant or enrollee consents to our retaining the Initial Premium until we have received the information we require. Thereafter, all additional premiums will be accepted on the day received.

In certain states we will also accept, by agreement with broker-dealers, transmittal of initial and additional premium payments by wire order from the broker-dealer to our Customer Service Center. Such transmittals must be accom-panied by a simultaneous telephone facsimile or other electronic data trans-mission containing the essential information we require to open an account and allocate the premium payment. Contact our Customer Service Center to find out about state availability and broker-dealer requirements.

Upon our acceptance of premium payments received via wire order and accompa-nied by sufficient electronically transmitted data, we will issue the Con-tract, allocate the premium payment according to your instructions, and invest the payment at the value next determined following receipt. See Restrictions on Allocation of Premium Payments. Wire orders not accompanied by sufficient data to enable us to accept the premium payment may be retained for up to five business days while we attempt to obtain information sufficient to enable us to issue the Contract. If we are unable to do so, our Customer Service Center will inform the broker-dealer, on behalf of the applicant or enrollee, of the reasons for the delay and return the premium payment immediately to the bro-ker-dealer for return to the applicant or enrollee, unless the applicant or enrollee specifically consents to allow us to retain the premium payment until our Customer Service Center receives the required information.

On the date we receive and accept your initial or additional premium payment:

(1) We allocate the Initial Premium among the Divisions and Fixed Allocations according to your instructions, subject to any restrictions. See Restric-tions on Allocation of Premium Pay-
   ments. For additional premium payments, the Accumulation Value will in-crease by the amount of the premium. If we do not receive instructions from you, the increase in the Accumulation Value will be allocated among the Di-visions in proportion to the amount of Accumulation Value in each Division as of the date we receive and accept the additional premium payment. If there is no Accumulation Value in the Divisions, the increase in the Accu-mulation Value will be allocated to a Fixed Allocation with the shortest Guarantee Period then available.

(2) For an Initial Premium, we calculate your applicable death benefit. When an additional premium payment is made, we increase your applicable death benefit in accordance with the death benefit option in effect for your Contract.

Following receipt and acceptance of the wire order and accompanying data, and investment of the premium payment, we will follow one of the two procedures set forth below. The one we follow is determined by state availability and the procedures of the broker-dealer which submitted the wire order.

(1) We will issue the Contract. However, until we have received and accepted a properly completed application or enrollment form, we reserve the right to rescind the Contract. If the form is not received within fifteen days of receipt of the premium payment, we will refund the Accumulation Value plus any charges we deducted, and the Contract will be voided. Some states re-quire that we return the premium paid. In these states, different rules will apply.

(2) Based on the information provided, we will issue the Contract. We will mail the Contract to you, together with an Application Acknowledgement Statement. You must execute the Application Acknowledgement Statement and return it to us at our Customer Service Center. Until we receive the exe-cuted Application Acknowledgement Statement, neither you nor the broker-dealer may execute any financial transactions with respect to the Contract unless such transactions are appropriately requested in writing by you.

RESTRICTIONS ON ALLOCATION OF PREMIUM PAYMENTS
We may require that an Initial Premium designated for a Division of Account B be allocated to the Specially Designated Division during the Free Look Period for Initial Premiums received from some states. After the free look period, if your Initial Premium was allocated to the Specially Designated Division, we will transfer the Accumulation Value to the Divisions you previously selected based on the index of investment experience next computed for each Division. See Facts About the Contract, Measurement of Investment Experience, Index of Investment Experience and Unit Value. Initial premiums designated for the Fixed Account will be allocated to a Fixed Allocation with the Guarantee Pe-riod you have chosen.

YOUR RIGHT TO REALLOCATE
You may reallocate your Accumulation Value among the Divisions and Fixed Allo-cations at the end of the free look period. We currently do not assess a charge for allocation changes made during a Contract Year. We reserve the right, however, to assess a $25 charge for each allocation change after the twelfth allocation change in a Contract Year. We require that each realloca-tion of your Accumulation Value equal at least $250 or, if less, your entire Accumulation Value within a Division or Fixed Allocation. We reserve the right to limit, upon notice, the maximum number of reallocations you may make within a Contract Year. In addition, we reserve the right to defer the reallocation privilege at any time we are unable to purchase or redeem shares of the GCG Trust or the ESS Trust. We also reserve the right to modify or terminate your right to reallocate your Accumulation Value at any time in accordance with ap-plicable law. Reallocations from the Fixed Account are subject to the Market Value Adjustment unless taken as part of the dollar cost averaging program or within 30 days prior to the Maturity Date of the applicable Guarantee Period. To make a reallocation change, you must provide us with satisfactory notice at our Customer Service Center.

We reserve the right to limit the number of reallocations of your Accumulation Value among the Divisions and Fixed Allocations or refuse any reallocation re-quest if we believe that: (a) excessive trading by you or a specific realloca-tion request may have a detrimental effect on unit values or the share prices of the underlying Series; or (b) we are informed by the GCG Trust or the ESS Trust that the purchase or redemption of shares is to be restricted because of excessive trading or a specific reallocation or group of reallocations is deemed to have a detrimental effect on share prices of the GCG Trust or the ESS Trust.

Where permitted by law, we may accept your authorization of third party real-location on your behalf, subject to our rules. We may suspend or cancel such acceptance at any time. We will notify you of any such suspension or cancella-tion. We may restrict the Divisions and Fixed Allocations that will be avail-able to you for reallocations of premiums during any period in which you au-thorize such third party to act on your behalf. We will give you prior notification of any such restrictions. However, we will not enforce such re-strictions if we are provided evidence satisfactory to us that: (a) such third party has been appointed by a court of competent jurisdiction to act on your behalf; or (b) such third party has been appointed by you to act on your be-half for all your financial affairs.

Some restrictions may apply based on the free look provisions of the state where the Contract is issued. See Your Right to Cancel or Exchange Your Contract.

DOLLAR COST AVERAGING
If you have at least $10,000 of Accumulation Value in the Limited Maturity Bond Division, the Liquid Asset Division or a Fixed Allocation with a one year Guarantee Period, you may elect the dollar cost averaging program and have a specified dollar amount transferred from those Divisions or such Fixed Alloca-tion on a monthly basis.

The main objective of dollar cost averaging is to attempt to shield your in-vestment from short-term price fluctuations. Since the same dollar amount is transferred to other Divisions each month, more units are purchased in a Divi-sion if the value per unit is low and less units are purchased if the value per unit is high.

Therefore, a lower than average value per unit may be achieved over the long term. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declin-ing markets.

Dollar cost averaging may be elected at issue or at a later date. The minimum amount that may be transferred each month is $250. The maximum amount which may be transferred is equal to your Accumulation Value in the Limited Maturity Bond Division, the Liquid Asset Division or a Fixed Allocation with a one year Guarantee Period when you elect the dollar cost averaging program, divided by 12.

The transfer date will be the same calendar day each month as the Contract Date. The dollar amount will be allocated to the Divisions in which you are invested in proportion to your Accumulation Value in each Division unless you specify otherwise. If, on any transfer date, your Accumulation Value is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred and the program will end. You may change the trans-fer amount once each Contract Year, or cancel this program by sending satis-factory notice to our Customer Service Center at least seven days before the next transfer date. Any allocation under this program will not be included in determining if the excess allocation charge will apply. We currently do not permit transfers under the dollar cost averaging program from Fixed Alloca-tions with other than one year Guarantee Periods. Transfers from a Fixed Allo-cation under the dollar cost averaging program will not be subject to a Market Value Adjustment. See, Market Value Adjustment. A Fixed Allocation may not participate simultaneously in both the dollar cost averaging program and the Systematic Partial Withdrawal Option.

WHAT HAPPENS IF A DIVISION IS NOT AVAILABLE
When a distribution is made from an investment portfolio supporting a Division of Account B in which reinvestment is not available, we will allocate the dis-tribution, unless you specify otherwise, to the Specially Designated Division.

Such a distribution can occur when (a) an investment portfolio matures, or (b) a distribution from a portfolio or Division cannot be reinvested in the port-folio or Division due to the unavailability of securities for acquisition. When an investment portfolio matures, we will notify you in writing 30 days in advance of that date. To elect an allocation of the distribution to other than the Specially Designated Division, you must provide satisfactory notice to us at least seven days prior to the date the portfolio matures. Such allocations are not counted for purposes of the number of free allocation changes permit-ted. When a distribution from a portfolio or Division cannot be reinvested in the portfolio due to the unavailability of securities for acquisition, we will notify you promptly after the allocation has occurred. If within 30 days you allocate the Accumulation Value from the Specially Designated Division to other Divisions or Fixed Allocations of your choice, such allocations will not be included in determining if the excess allocation charge will apply.

YOUR ACCUMULATION VALUE
Your Accumulation Value is the sum of the amounts in each of the Divisions and the Fixed Allocations in which you are invested, and is the amount available for investment at any time. You select the Divisions and Fixed Allocations to which to allocate your Accumula-tion Value. We adjust your Accumulation Value on each Valuation Date to re-flect the Divisions' investment performance and interest credited to your Fixed Allocations, any additional premium payments or partial withdrawals since the previous Valuation Date, and on each Contract processing date to re-flect any deduction of the annual Contract fee. Your Accumulation Value is ap-plied to your choice of an Annuity Option on the Annuity Commencement Date subject to our published rules at such time. See Choosing an Income Plan.

ACCUMULATION VALUE IN EACH DIVISION

ON THE CONTRACT DATE
 On the Contract Date, your Accumulation Value is allocated to each Division as you have specified, unless the Contract is issued in a state that requires the return of premium payments during the Free Look Period, in which case, the portion of your Initial Premium not allocated to a Fixed Allocation will be allocated to the Specially Designated Division during the Free Look Peri-od. See Your Right to Cancel or Exchange Your Contract.

ON EACH VALUATION DATE
 At the end of each subsequent Valuation Period, the amount of Accumulation Value in each Division will be calculated as follows:

 (1) We take the Accumulation Value in the Division at the end of the preced-ing Valuation Period.

 (2) We multiply (1) by the Division's net rate of return for the current Val-uation Period.

 (3) We add (1) and (2).

 (4) We add to (3) any additional premium payments allocated to the Division during the current Valuation Period.

 (5) We add or subtract allocations to or from that Division during the cur-rent Valuation Period.

 (6) We subtract from (5) any partial withdrawals and any associated charges allocated to that Division during the current Valuation Period.

 (7) We subtract from (6) the amounts allocated to that Division for:

   (a)any Contract fees; and

   (b)any charge for premium taxes.

 All amounts in (7) are allocated to each Division in the proportion that (6) bears to the Accumulation Value in Account B, unless the Charge Deduction Di-vision has been specified. See Charges Deducted from the Accumulation Value.

MEASUREMENT OF INVESTMENT EXPERIENCE

INDEX OF INVESTMENT EXPERIENCE AND UNIT VALUE

 The investment experience of a Division is determined on each Valuation Date. We use an index to measure changes in each Division's experience during a Valuation Period. We set the index at $10 when the first investments in a Di-vision are made, except for the OTC, Research, Total Return, Growth and In-come, and Value + Growth Divisions, which started with indices of $14.64, $16.43, $13.76, $10.94, and $11.99, respectively. The index for a current Valuation Period equals the index for the preceding Valuation Period multi-plied by the experience factor for the current Valuation Period.

 We may express the value of amounts allocated to the Divisions in terms of units. We determine the number of units for a given amount on a Valuation Date by dividing the dollar value of that amount by the index of investment experience for that date. The index of investment experience is equal to the value of a unit.

HOW WE DETERMINE THE EXPERIENCE FACTOR
 For Divisions of Account B the experience factor reflects the investment ex-perience of the Series of the Trust in which a Division invests as well as the charges assessed against the Division for a Valuation Period. The factor is calculated as follows:

 (1) We take the net asset value of the portfolio in which the Division in-vests at the end of the current Valuation Period.

 (2) We add to (1) the amount of any dividend or capital gains distribution declared for the investment portfolio and reinvested in such portfolio during the current Valuation Period. We subtract from that amount a charge for our taxes, if any.

 (3) We divide (2) by the net asset value of the portfolio at the end of the preceding Valuation Period.

 (4) We subtract the applicable daily mortality and expense risk charge from each Division for each day in the valuation period.

 (5) We subtract the daily asset based administrative charge from each Divi-sion for each day in the valuation period.

 Calculations for Divisions investing in a Series are made on a per share ba-sis.

NET RATE OF RETURN FOR A DIVISION
 The net rate of return for a Division during a valuation period is the expe-rience factor for that Valuation Period minus one.

CASH SURRENDER VALUE
Your Contract's Cash Surrender Value fluctuates daily with the investment re-sults of the Divisions, interest credited to Fixed Allocations and any Market Value Adjustment. We do not guarantee any minimum Cash Surrender Value. On any date before the Annuity Commencement Date while the Contract is in effect, the cash surrender value is calculated as follows:

 (1) We take the Contract's Accumulation Value;

 (2) We deduct from (1) any surrender charge and any charge for premium taxes;

 (3) We deduct from (2) any charges incurred but not yet deducted; and

 (4) We adjust (3) for any Market Value Adjustment.

SURRENDERING TO RECEIVE THE CASH SURRENDER VALUE
The Contract may be surrendered by the Owner at any time while the Annuitant is living and before the Annuity Commencement Date.

A surrender will be effective on the date your written request and the Con-tract are received at our Customer Service Center. The Cash Surrender Value is determined and all benefits under the Contract will then be terminated, as of that date. You may receive the Cash Surrender Value in a single sum payment or apply it under one or more Annuity Options. See The Annuity Options. We will usually pay the Cash Surrender Value within seven days but we may delay pay-ment. See When We Make Payments.

PARTIAL WITHDRAWALS
Prior to the Annuity Commencement Date, while the Annuitant is living and the Contract is in effect, you may take partial withdrawals from the Accumulation Value by sending satisfactory notice to our Customer Service Center. Unless you specify otherwise, the amount of the withdrawal, including any surrender charge and Market Value Adjustment, will be taken in proportion to the amount of Accumulation Value in each Division in which you are invested. If there is no Accumulation Value in those Divisions, partial withdrawals will be deducted from your Fixed Allocations starting with the Guarantee Periods nearest their Maturity Dates until we have honored your request.

There are three options available for selecting partial withdrawals, the Con-ventional Partial Withdrawal Option, the Systematic Partial Withdrawal Option and the IRA Partial Withdrawal Option. All three options are described below. The maximum amount you may withdraw each Contract Year without incurring a surrender charge is 15% of your Accumulation Value. See Surrender Charge for Excess Partial Withdrawals. Partial withdrawals may not be repaid. A partial withdrawal request for an amount in excess of 90% of the Cash Surrender Value will be treated as a request to surrender the Contract.

CONVENTIONAL PARTIAL WITHDRAWAL OPTION
 After the Free Look Period, you may take conventional partial withdrawals. The minimum amount you may withdraw under this option is $1,000. A conven-tional partial withdrawal from a Fixed Allocation may be subject to a Market Value Adjustment.

SYSTEMATIC PARTIAL WITHDRAWAL OPTION
 This option may be elected at the time you apply for a Contract, or at a later date. This option may be elected to commence in a Contract Year where a conventional partial withdrawal has been taken. However, it may not be elected while the IRA Partial Withdrawal Option is in effect.

 You may choose to receive systematic partial withdrawals on a monthly, quar-terly, or annual basis from your Accumulation Value in the Divisions or the Fixed Allocations. The commencement of payments under this option may not be elected to start sooner than 28 days after the Contract Issue Date. You se-lect the date when the withdrawals will be made but no later than the 28th day of the month. If no date is selected, the withdrawals will be made on the same calendar day of each month as the Contract Date.

 You may select a dollar amount or a percentage of the Accumulation Value from the Divisions in which you are invested as the amount of your withdrawal sub-ject to the following maximums, but in no event can a payment be less than $100:

    FREQUENCY                                               MAXIMUM PERCENTAGE
    ---------                                               ------------------
    Monthly                                                        1.25%
    Quarterly                                                      3.75%

    Annual                                                        15.00%


 If a dollar amount is selected and the amount to be systematically withdrawn would exceed the applicable maximum percentage of your Accumulation Value on the withdrawal date, the amount withdrawn will be reduced so that it equals such percentage. For example, if a $500 monthly withdrawal was elected and on the withdrawal date 1.25% of the Accumulation Value equaled $300, the with-drawal amount would be reduced to $300. If a percentage is selected and the amount to be systematically withdrawn based on that percentage would be less than the minimum of $100, we would increase the amount to $100 provided it does not exceed the maximum percentage. If it is below the maximum percentage we will send the minimum. If it is above the maximum percentage we will send the amount and then cancel the option. For example, if you selected 1.0% to be systematically withdrawn on a monthly basis and that amount equaled $90, and since $100 is less than 1.25% of the Accumulation Value, we would send $100. If 1.0% equaled $75, and since $100 is more than 1.25% of the Accumula-tion Value we would send $75 and then cancel the option. In such a case, in order to receive systematic partial withdrawals in the future, you would be required to submit a new notice to our Customer Service Center.

 Systematic Partial Withdrawals from Fixed Allocations are limited to interest earnings during the prior month, quarter, or year, depending on the frequency chosen. Systematic withdrawals are not subject to a Market Value Adjustment. A Fixed Allocation, however, may not participate simultaneously in both the dollar cost averaging program and the Systematic Partial Withdrawal Option.

 You may change the amount or percentage of your withdrawal once each Contract Year or cancel this option at any time by sending satisfactory notice to our Customer Service Center at least seven days prior to the next scheduled with-drawal date. However, you may not change the amount or percentage of your withdrawals in any Contract Year during which you have previously taken a conventional partial withdrawal.

IRA PARTIAL WITHDRAWAL OPTION
 If you have an IRA Contract and will attain age 70 1/2 in the current calen-dar year, distributions may be made to you to satisfy requirements imposed by Federal tax law. IRA partial withdrawals provide payout of amounts required to be distributed by the Internal Revenue Service rules governing mandatory distributions under qualified plans. See Federal Tax Considerations. We will send you a notice before your distributions commence, and you may elect this option at that time, or at a later date. You may not elect IRA partial with-drawals while the Systematic Partial Withdrawal Option is in effect. If you do not elect the IRA Partial Withdrawal Option, and distributions are re-quired by Federal tax law, distributions adequate to satisfy the requirements imposed by Federal tax law may be made. Thus, if the Systematic Partial With-drawal Option is in effect, distributions under that option must be adequate to satisfy the mandatory distribution rules imposed by Federal tax law.

 You may choose to receive IRA partial withdrawals on a monthly, quarterly or annual frequency. You select the day of the month when the withdrawals will be made, but it cannot be later than the 28th day of the month. If no date is selected, the withdrawals will be made on the same calendar day of the month as the Contract Date.

 At your request, we will determine the amount that is required to be with-drawn from your Contract each year based on the information you give us and various choices you make. For information regarding the calculation and choices you have to make, see the Statement of Additional Information. The minimum dollar amount you can withdraw is $100. At the time we determine the required partial withdrawal amount for a taxable year based on the frequency you select, if that amount is less than $100, we will pay $100. At any time where the partial withdrawal amount is greater than the Accumulation Value, we will cancel the Contract and send you the amount of the Cash Surrender Value.

 You may change the payment frequency of your withdrawals once each Contract Year or cancel this option at any time by sending us satisfactory notice to our Customer Service Center at least seven days prior to the next scheduled withdrawal date.

 An IRA partial withdrawal in excess of the amount allowed under the System-atic Partial Withdrawal Option may be subject to a Market Value Adjustment.

PARTIAL WITHDRAWALS IN GENERAL
 CONSULT YOUR TAX ADVISOR REGARDING THE TAX CONSEQUENCES ASSOCIATED WITH TAK-ING PARTIAL WITHDRAWALS. A partial withdrawal made before the taxpayer reaches age 59 1/2 may result in imposition of a tax penalty of 10% of the taxable portion withdrawn. See Federal Tax Considerations for more details.

AUTOMATIC REBALANCING
If you have at least $10,000 of Accumulation Value invested in the Divisions, you may elect to participate in our automatic rebalancing program. Automatic rebalancing provides you with an easy way to maintain the particular asset al-location that you and your financial advisor have determined are most suitable for your individual long-term investment goals. We do not charge a fee for participating in our automatic rebalancing program.

Under the program you may elect to have all your allocations among the Divi-sions rebalanced on a quarterly, semi-annual, or annual calendar basis. The minimum size of an allocation to a Division must be in full percentage points. Rebalancing does not affect any amounts that you have allocated to the Fixed Account. The program may be used in conjunction with the systematic partial withdrawal option only where such withdrawals are taken pro rata. Automatic rebalancing is not available if you participate in dollar cost averaging. Au-tomatic rebalancing will not take place during the free look period.

To participate in automatic rebalancing you must submit to our Customer Serv-ice Center written notice in a form satisfactory to us. We will begin the pro-gram on the last Valuation Date of the applicable calendar period in which we receive the notice. You may cancel the program at any time. The program will automatically terminate if you choose to reallocate your Accumulation Value among the Divisions or if you make an additional premium payment or partial withdrawal on other than a pro rata basis. Additional premium payments and partial withdrawals effected on a pro rata basis will not cause the automatic rebalancing program to terminate.

PROCEEDS PAYABLE TO THE BENEFICIARY
If the Owner or the Annuitant (when the Owner is other than an individual) dies prior to the annuity commencement date, we will pay the Beneficiary the death benefit proceeds under the Contract. Such amount may be received in a single sum or applied to any of the Annuity Options. See The Annuity Options. If we do not receive a request to apply the death benefit proceeds to an Annu-ity Option, a single sum distribution will be made. Any distributions from non-qualified Contracts must comply with applicable Federal tax law distribu-tion requirements.

DEATH BENEFIT OPTIONS
Subject to our rules, there are three death benefit options that may be elected by you at issue under the Contract: the Standard Death Benefit Option; the 7% Solution Enhanced Death Benefit Option; and the Annual Ratchet Enhanced Death Benefit Option.

The 7% Solution enhanced Death Benefit Option may only be elected at issue and only if the Owner or Annuitant (when the Owner is other than an individual) is age 75 or younger at issue. The 7% Solution Enhanced Death Benefit Option may not be available where a Contract is held by joint Owners. The Annual Ratchet Enhanced Death Benefit Option may only be elected at issue and only if the Owner or Annuitant (when the Owner is other than an individual) is age 79 or younger at issue.

If an enhanced death benefit is elected, the death benefit under the Contract is equal to the greatest of: (i) the Accumulation Value; (ii) total premium payments less any partial withdrawals; (iii) the Cash Surrender Value; and
(iv) the enhanced death benefit (see below).

We may offer a reduced death benefit under certain group and sponsored ar-rangements. See Other Contract Provisions, Group or Sponsored Arrangements.

STANDARD DEATH BENEFIT OPTION
 You will automatically receive the Standard Death Benefit Option unless you elect one of the enhanced death benefits. The Standard Death Benefit Option for the Contract is equal to the greatest of: (i) your Accumulation Value;
 (ii) total premiums less any partial withdrawals; and (iii) the Cash Surren-der Value.

7% SOLUTION ENHANCED DEATH BENEFIT OPTION

(1) We take the enhanced death benefit from the prior Valuation Date. On the Contract Date, the enhanced death benefit is equal to the Initial Premium.

(2) We calculate interest on (1) for the current Valuation Period at the en-hanced death benefit interest rate, which rate is an annual rate of 7%; except that with respect to amounts in the Liquid Asset Division and Lim-ited Maturity Bond Division, the interest rate applied to such amounts will be the respective net rate of return for such Divisions during the current Valuation Period, if it is less than an annual rate of 7%; and ex-cept with respect to amounts in a Fixed Allocation, the interest rate ap-plied to such amounts will be the interest credited to such Fixed Allocation during the current Valuation Period, if it is less than an annual rate of 7%.

  Each accumulated initial or additional premium payment reduced by any par-tial withdrawals (including any associated Market Value Adjustment and sur-render charge incurred) allocated to such premium will continue to grow at the enhanced death benefit interest rate until reaching the maximum en-hanced death benefit. Such maximum enhanced death benefit is equal to two times the initial or each additional premium paid, as reduced by partial withdrawals. Each partial withdrawal reduces the maximum enhanced death benefit as follows: first, the maximum enhanced death benefit is reduced by the amount of any partial withdrawal of earnings; second, the maximum en-hanced death benefit is reduced in proportion to the reduction in the Accu-mulation Value for any partial withdrawal of premium (in each case, includ-ing any associated market value adjustment and surrender charge incurred). To the extent that partial withdrawals in a contract year do not exceed 7% of cumulative premiums and did not exceed 7% of cumulative premiums in any prior contract year, such withdrawals will be treated as withdrawals of earnings for the purpose of calculating the maximum enhanced death benefit.

(3) We add (1) and (2).

(4) We add to (3) any additional premiums paid during the current Valuation Pe-riod.

(5) We subtract from (4) any partial withdrawals (including any Market Value Adjustments and surrender charges incurred) made during the current Valua-tion Period.

ANNUAL RATCHET ENHANCED DEATH BENEFIT OPTION

(1) We take the enhanced death benefit from the prior Valuation Date. On the Contract Date, the enhanced death benefit is equal to the Initial Premium.

(2) We add to (1) any additional premiums paid since the prior Valuation Date and subtract from (1) any partial withdrawals (including any Market Value Adjustments and surrender charges incurred) taken since the prior Valuation Date.

(3) On a Valuation Date that occurs on or prior to the Owner's Attained Age 80 which is also a Contract Anniversary, we set the enhanced death benefit equal to the greater of (2) or the Accumulation Value as of such date.

  On all other Valuation Dates, the enhanced death benefit is equal to (2).

HOW TO CLAIM PAYMENTS TO BENEFICIARY
 We must receive due proof of the death of the Owner or the Annuitant (if the Owner is other than an individual) (such as an official death certificate) at our Customer Service Center before we will make any payments to the Benefi-ciary. We will calculate the death benefit as of the date we receive due proof of death. The Beneficiary should contact our Customer Service Center for instructions.

REPORTS TO OWNERS
We will send you a report once each calendar quarter within 31 days after the end of each calendar quarter. The report will show the Accumulation Value, the Cash Surrender Value, and the death benefit as of the end of the calendar quar-ter. The report will also show the allocation of your Accumulation Value as of such date and the amounts deducted from or added to the Accumulation Value since the last report. The report will also include any other information that may be currently required by the insurance supervisory official of the juris-diction in which the Contract is delivered.

We will also send you copies of any shareholder reports of the portfolios or securities in which Account B invests, as well as any other reports, notices or documents required by law to be furnished to Owners.

WHEN WE MAKE PAYMENTS
We will generally pay death benefit proceeds and the cash surrender value within seven days after our Customer Service Center receives all the informa-tion needed to process the payment.

However, we may delay payment of amounts derived from the Divisions if it is not practical for us to value or dispose of shares of Account B because:

(1) The NYSE is closed for trading;

(2) The SEC determines that a state of emergency exists;

(3) An order or pronouncement of the SEC permits a delay for the protection of Owners; or,

(4) The check used to pay the premium has not cleared through the banking sys-tem. This may take up to 15 days.

During such times, as to amounts allocated to the Divisions, we may delay:

(1) Determination and payment of any Cash Surrender Value;

(2) Determination and payment of any death benefit if death occurs before the Annuity Commencement Date;

(3) Allocation changes of the Accumulation Value; or,

(4) Application under an Annuity Option of the Accumulation Value.

We reserve the right to delay payment of amounts from the Fixed Account for up to six months.

 CHARGES AND FEES

CHARGE DEDUCTION DIVISION
You may specify at issue if you wish to have all charges against the Accumula-tion Value deducted from the Liquid Asset Division. We call this the Charge Deduction Division Option, and within this context refer to the Liquid Asset Division as the Charge Deduction Division. If you do not elect this option, or if the amount of the charges is greater than the amount in the Division, the charges will be deducted as discussed below. You may also choose to elect or cancel this option while the Contract is in force by sending satisfactory no-tice to our Customer Service Center.

CHARGES DEDUCTED FROM THE ACCUMULATION VALUE
We invest the entire amount of the initial and any additional premium payments in the Divisions and the Fixed Allocations you select, subject to certain re-strictions. See Restrictions on Allocation of Premium Payments. We then may deduct certain amounts from your Accumulation Value. We may reduce certain fees and charges, including any surrender, administration, and mortality and expense risk charges, under group or sponsored arrangements. See Group or Sponsored Arrangements. Unless you have elected the Charge Deduction Division, charges are deducted proportionately from all affected Divisions in which you are invested. If there is no Accumulation Value in those Divisions, we will deduct charges from your Fixed Allocations starting with the Guarantee Periods nearest their Maturity Dates until such charges have been paid. The charges we deduct are:

SURRENDER CHARGE
 A contingent deferred sales charge ("Surrender Charge") is imposed as a per-centage of each premium payment if the Contract is surrendered or an excess partial withdrawal is taken during the seven year period from the date we re-ceive and accept such premium payment. The percentage of premium payments de-ducted at the time of surrender or excess partial withdrawal depends upon the number of complete years that have elapsed since that premium payment was made. We determine the surrender charge as a percentage of each premium pay-ment as follows:

           Complete Years Elapsed                  Surrender
            Since Premium Payment                   Charge
             -------------------                   ---------
                      0                               7%
                      1                               7%
                      2                               6%
                      3                               5%
                      4                               4%
                      5                               3%
                      6                               1%
                     7+                               0%

 Subject to our rules and as described in the Contract, the surrender charge arising from a surrender or excess partial withdrawal will be waived in the following events:

 (1) you begin receiving qualified extended medical care on or after the first Contract anniversary for at least 45 days during any continuous sixty-day period, and your request for the surrender or withdrawal, together with all required proof of such qualified extended medical care, must be re-ceived at our Customer Service Center during the term of such care or within ninety days after the last day upon which you received such care.

 (2) you are first diagnosed by a qualifying medical professional, on or after the first Contract Anniversary, as having a Qualifying Terminal Illness. Written proof of terminal illness, satisfactory to us, must be received at our Customer Service Center. We reserve the right to require an examination by a physician of our choice.

 See your Contract for more information. The waiver of surrender charge may not be available in all states.

SURRENDER CHARGE FOR EXCESS PARTIAL WITHDRAWALS
 There is considered to be an excess partial withdrawal in any Contract Year in which the amount withdrawn exceeds 15% of your Accumulation Value on the date of the withdrawal minus any amount withdrawn during that Contract Year. Where you are receiving systematic partial withdrawals, any combination of conventional partial withdrawals taken and any systematic partial withdrawals expected to be received in a Contract Year will be considered in determining the amount of the excess partial withdrawal. Such a withdrawal will be con-sidered a partial surrender of the Contract and we will impose a surrender charge and any associated premium tax. See Facts About the Contract, The Fixed Account, Market Value Adjustment. Such charges will be deducted from the Accumulation Value in proportion to the Accumulation Value in each Divi-sion or Fixed Allocation from which the excess partial withdrawal was taken. In instances where the excess partial withdrawal equals the entire Accumula-tion Value in each such Division or Fixed Allocation, charges will be de-ducted proportionately from all other Divisions and Fixed Allocations in which you are invested.

 For purposes of calculating the surrender charge for the excess partial with-drawal, (i) we treat premium payments as being withdrawn on a first-in first-out basis, and (ii) amounts withdrawn which are not considered an excess par-tial withdrawal are not treated as a withdrawal of any premium payments. Although we treat premium payments as being withdrawn before earnings for purposes of calculating the surrender charge for excess partial withdrawals, the Federal income tax law treats earnings as withdrawn first. See Federal Tax Considerations, Taxation of Non-Qualified Annuities.

 For example, the following assumes an Initial Premium payment of $10,000 and additional premium payments of $10,000 in each of the second and third Con-tract Years, for total premium payments under the Contract of $30,000. It also assumes a partial withdrawal at the beginning of the fourth Contract Year of 20% of the Accumulation Value of $35,000.

 In this example, $5,250 ($35,000 x .15) is the maximum partial withdrawal that may be withdrawn during the Contract Year without the imposition of a surrender charge. The total partial withdrawal would be $7,000 ($35,000 x .2). Therefore, $1,750 ($7,000-$5,250) is considered an excess partial with-drawal of a part of the Initial Premium payment of $10,000 and would be sub-ject to a 5% surrender charge of $87.50 ($1,750 x .05). This example does not take into account any Market Value Adjustment or deduction of any premium taxes.

PREMIUM TAXES
 We make a charge for state and local premium taxes in certain states which can range from 0% to 3.5% of premium. The charge depends on the Owner's state of residence. We reserve the right to change this amount to conform with changes in the law or if the Owner changes state of residence.

 Premium taxes are generally incurred on the annuity commencement date and a charge for such premium taxes is then deducted from your Accumulation Value on such date. However, some jurisdictions impose a premium tax at the time that initial and additional premiums are paid, regardless of the Annuity Com-mencement Date. In those states we may initially defer collection of the amount of the charge for premium taxes from your Accumulation Value and de-duct it against Accumulation Value on surrender of the Contract, excess par-tial withdrawals or on the Annuity Commencement Date.

ADMINISTRATIVE CHARGE
 The administrative charge is incurred at the beginning of the Contract processing period and deducted at the end of each Contract processing period. We deduct this charge when determining the Cash Surrender Value payable if you surrender the Contract prior to the end of a Contract processing period. If the Accumulation Value at the end of the Contract processing period equals or exceeds $100,000 or the sum of the premiums paid equals or exceeds $100,000, the charge is zero. Otherwise, the amount deducted is $40 per Con-tract Year. This charge is to cover a portion of our administrative expenses. See Asset Based Administrative Charge, below.

EXCESS ALLOCATION CHARGE
 We currently do not assess a charge for allocation changes made during a Con-tract Year. We re-serve the right, however, to assess a $25 charge for each allocation change after the twelfth allocation change in a Contract Year. This amount repre-sents the maximum we will charge. The charge would be deducted from the Divi-sions and the Fixed Allocations from which each such reallocation is made in proportion to the amount being transferred from each such Division and Fixed Allocation unless you have chosen to use the Charge Deduction Division. The excess allocation charge is set at a level that is not designed to produce profit for Golden American or any affiliate. Any allocations or transfers due to the election of dollar cost averaging and reallocation under the provision What Happens if a Division is Not Available will not be included in determin-ing if the excess allocation charge should apply.

CHARGES DEDUCTED FROM THE DIVISIONS

MORTALITY AND EXPENSE RISK CHARGE
 The amount of the mortality and expense risk charge depends on the death ben-efit option that has been elected. If the Standard Death Benefit Option is elected, the charge is equivalent, on an annual basis, to 1.10% of the assets in each Division. The charge is deducted on each Valuation Date at the rate of .003030% for each day in the Valuation Period. Approximately .75% is allo-cated to the mortality risk and .35% is allocated to the expense risk. If an enhanced death benefit is elected, the charge is equivalent, on an annual ba-sis, to 1.25% for the Annual Ratchet Death Benefit Option, or 1.40% for the 7% Solution Death Benefit Option, of the assets in each Division. The charge is deducted on each Valuation Date at the rate of .003446% or .003863%, re-spectively, for each day in the Valuation Period. For the Annual Ratchet ap-proximately .90%, or for the 7% Solution approximately 1.05%, is allocated to the mortality risk.

 This charge will compensate us for mortality and expense risks we assume un-der the Contract. We will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Contract. We will use any gain for any lawful purpose including any shortfalls on paying dis-tribution expenses.

 The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more in annuity income than we planned. Golden American also assumes a risk under the Contract for paying a guaranteed death benefit.

 The expense risk assumed is the risk that it will cost us more to issue and administer the Contract than we expect.

ASSET BASED ADMINISTRATIVE CHARGE
 We will deduct a daily charge from the assets in each Division, to compensate us for a portion of the administrative expenses under the Contract. The daily charge is at a rate of 0.000411% (equivalent to an annual rate of 0.15%) on the assets in each Division.

 This asset based administrative charge plus the administrative charge above will not exceed the cost of the services to be provided over the life of the Contract.

TRUST EXPENSES
There are fees and charges deducted from each Series of the GCG Trust and the ESS Trust. Please read the respective Trust prospectus for details.

 CHOOSING YOUR ANNUITIZATION OPTIONS

ANNUITIZATION OF YOUR CONTRACT
If the Annuitant and Owner are living on the Annuity Commencement Date, we will begin making payments to the Owner under an income plan. We will make these payments under the Annuity Option chosen. You may change an Annuity Op-tion by making a written request to us at least 30 days prior to the Annuity Commencement Date of the Contract. The amount of the payments will be deter-mined by applying your Accumulation Value adjusted for any applicable Market Value Adjustment on the Annuity Commencement Date in accordance with The Annu-ity Options section below, subject to our published rules at such time. See When We Make Payments.

You may also elect an Annuity Option on surrender of the Contract for its Cash Surrender Value or you may choose one or more Annuity Options for the payment of death benefit proceeds while it is in effect and before the Annuity Com-mencement Date. If, at the time of the Owner's death or the Annuitant's death (if the Owner is not an individual), no option has been chosen for paying death benefit proceeds, the Beneficiary may choose an option within 60 days. In all events, payments of death benefit proceeds must comply with the distri-bution requirements of applicable Federal tax law.

The minimum monthly annuity income payment that we will make is $20. We may require that a single sum payment be made if the Accumulation Value is less than $2,000 or if the calculated monthly annuity income payment is less than $20.

For each option we will issue a separate written agreement putting the option into effect. Before we pay any annuity benefits, we require the return of the Contract. If your Contract has been lost, we will require that you complete and return the applicable Contract form. Various factors will affect the level of annuity benefits including the Annuity Option chosen, the applicable pay-ment rate used and the investment results of the Divisions and interest cred-ited to the Fixed Allocations in which the Accumulation Value has been invest-ed.

Some annuity options may provide only for fixed payments. Fixed Annuity Pay-ments are regular payments, the amount of which is fixed and guaranteed by us. The amount of the payments will depend only on the form and duration of pay-ments chosen, the age of the Annuitant or Beneficiary (and sex, where appropriate), the total Accumulation Value applied to purchase the fixed op-tion, and the applicable payment rate.

Our approval is needed for any option where:

(1) The person named to receive payment is other than the Owner or Beneficia-ry;

(2) The person named is not a natural person, such as a corporation; or

(3) Any income payment would be less than the minimum annuity income payment allowed.

ANNUITY COMMENCEMENT DATE SELECTION
You select the Annuity Commencement Date. You may select any date following the third Contract Anniversary but before the Contract Processing Date in the month following the Annuitant's 90th birthday. If, on the Annuity Commencement Date, a Surrender Charge remains, the elected Annuity Option must include a period certain of at least five years duration. If you do not select a date, the annuity commencement date will be in the month following the Annuitant's 90th birthday. However, in the state of Pennsylvania the annuity commencement date may not be later than in the month following the Annuitant's 85th birth-day for Annuitants with an Issue Age of 80 and under. If the Annuity Commence-ment Date occurs when the Annuitant is at an advanced age, such as over age 85, it is possible that the Contract will not be considered an annuity for Federal tax purposes. See Federal Tax Considerations. For a Contract purchased in connection with a qualified plan, distribution must commence not later than April 1st of the calendar year following the calendar year in which you attain age 70 1/2. Consult your tax advisor.

FREQUENCY SELECTION
You choose the frequency of the Annuity Payments. They may be monthly, quar-terly, semi-annually or annually. If we do not receive written notice from you, the payments will be made monthly. There may be certain restrictions on minimum payments that we will allow.

THE ANNUITIZATION OPTIONS
There are four options to choose from as shown below. Options 1 through 3 are fixed and option 4 may be fixed or variable. For a fixed option, the Accumula-tion Value in the Divisions is transferred to the general account.

OPTION 1. INCOME FOR A FIXED PERIOD
 Payment is made in equal installments for a fixed number of years based on the Accumulation Value as of the annuity commencement date. We guarantee that each monthly payment will be at least the amount set forth in the Contract. Guaranteed amounts for annual, semi-annual and quarterly payments are avail-able upon request. Illustrations are available upon request. If the Cash Sur-render Value or Accumulation Value is applied under this option, a 10% pen-alty tax may apply to the taxable portion of each income payment until the Owner reaches age 59 1/2.

OPTION 2. INCOME FOR LIFE
 Payment is made in equal monthly installments and guaranteed for at least a period certain. The period certain can be 10 or 20 years. Other periods cer-tain may be available on request. A refund certain may be chosen instead. Un-der this arrangement, income is guaranteed until payments equal the amount applied. If the person named lives beyond the guaranteed period, payments continue until his or her death. We guarantee that each payment will be at least the amount set forth in the Contract corresponding to the person's age on his or her last birthday before the option's effective date. Amounts for ages not shown in the Contract are available upon request.

OPTION 3. JOINT LIFE INCOME
 This option is available if there are two persons named to receive payments. At least one of the persons named must be either the Owner or Beneficiary of the Contract. Monthly payments are guaranteed and are made as long as at least one of the named persons is living. There is no minimum number of payments. Monthly payment amounts are available upon request.

OPTION 4. ANNUITY PLAN
 An amount can be used to buy any single premium annuity we offer on the op-tion's effective date.

PAYMENT WHEN NAMED PERSON DIES
When the person named to receive payment dies, we will pay any amounts still due as provided by the option agreement. The amounts still due are determined as follows:

(1) For option 1, or any remaining guaranteed payments under option 2, pay-ments will be continued. Under options 1 and 2, the discounted values of the remaining guaranteed payments may be paid in a single sum. This means we deduct the amount of the interest each remaining guaranteed payment would have earned had it not been paid out early. The discount interest rate is never less than 3% for option 1 and 3.50% for option 2 per year. We will, however, base the discount interest rate on the interest rate used to calculate the payments for options 1 and 2 if such payments were not based on the tables in the Contract.

(2) For option 3, no amounts are payable after both named persons have died.

(3) For option 4, the annuity agreement will state the amount due, if any.

 OTHER CONTRACT PROVISIONS

IN CASE OF ERRORS IN APPLICATION INFORMATION
If an age or sex given in the application or enrollment form is misstated, the amounts payable or benefits provided by the Contract shall be those that the premium payment would have bought at the correct age or sex.

SENDING NOTICE TO US
 Any written notices, inquiries or requests should be sent to our Customer Service Center. Please include your name, your Contract number and, if you are not the Annuitant, the name of the Annuitant.

ASSIGNING THE CONTRACT AS COLLATERAL
 You may assign a non-qualified Contract as collateral security for a loan or other obligation. This does not change the Ownership. However, your rights and any Beneficiary's rights are subject to the terms of the assignment. See Transfer of Annuity Contracts, and Assignments. An assignment may have Fed-eral tax consequences. See Federal Tax Considerations.

 You must give us satisfactory written notice at our Customer Service Center in order to make or release an assignment. We are not responsible for the va-lidity of any assignment.

NON-PARTICIPATING
 The Contract does not participate in the divisible surplus of Golden Ameri-can.

AUTHORITY TO MAKE AGREEMENTS
 All agreements made by us must be signed by our president or a vice president and by our secretary or an assistant secretary. No other person, including an insurance agent or broker, can change any of the Contract's terms, make any can change any of the Contract's terms, make any agreements binding on us or extend the time for premium payments.

CONTRACT CHANGES -- APPLICABLE TAX LAW
We reserve the right to make changes in the Contract to the extent we deem it necessary to continue to qualify the Contract as an annuity. Any such changes will apply uniformly to all Contracts that are affected. You will be given ad-vance written notice of such changes.

YOUR RIGHT TO CANCEL OR EXCHANGE YOUR CONTRACT

CANCELLING YOUR CONTRACT
 You may cancel your Contract within your Free Look Period, which is ten days after you receive your Contract. For purposes of administering our allocation and administrative rules, we deem this period to expire 15 days after the Contract is mailed to you. Some states may require a longer Free Look Period. If you decide to cancel, you may mail or deliver the Contract to our Customer Service Center. We will refund the Accumulation Value plus any charges we de-ducted, and the Contract will be voided as of the date we receive the Con-tract and your request. Some states require that we return the premium paid. In these states, we require your premiums designated for investment in the Divisions of Account B be allocated to the Specially Designated Division dur-ing the Free Look Period. Premiums designated for the Fixed Account will be allocated to a Fixed Allocation with the Guarantee Period you have cho-sen. If you do not choose to exercise your right to cancel during the Free Look Period, then at the end of the Free Look Period your money will be in-vested in the Divisions chosen by you, based on the index of investment expe-rience next computed for each Division. See Facts About the Contract, Mea-surement of Investment Experience, Index of Experience and Unit Value.

EXCHANGING YOUR CONTRACT

 For information regarding exchanges under Section 1035 of the Internal Reve-nue Code of 1986, as amended, see Federal Tax Considerations.

OTHER CONTRACT CHANGES
You may change the Contract to another annuity plan subject to our rules at the time of the change.

GROUP OR SPONSORED ARRANGEMENTS
For certain group or sponsored arrangements, we may reduce any surrender, ad-ministration, and mortality and expense risk charges. We may also change the minimum initial and additional premium requirements, or offer a reduced death benefit. Group arrangements include those in which a trustee or an employer, for example, purchases Contracts covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell Contracts to its employees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our require-ments for size and number of years in existence. Group or sponsored arrange-ments that have been set up solely to buy Contracts or that have been in ex-istence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when an application or enrollment form for a Contract is approved. We may change these rules from time to time. Any variation in the administrative charge will reflect differences in costs or services and will not be unfairly discriminatory.

SELLING THE CONTRACT
DSI is principal underwriter and distributor of the Contract as well as for other Contracts issued through Account B and other separate accounts of Golden American. We pay DSI for acting as principal underwriter under a distribution agreement. The offering of the Contract will be continuous.

DSI has entered into and will continue to enter into sales agreements with broker-dealers to solicit for the sale of the Contract through registered rep-resentatives who are licensed to sell securities and variable insurance prod-ucts including variable annuities. These agreements provide that applications for Contracts may be solicited by registered representatives of the broker-dealers appointed by Golden American to sell its variable life insurance and variable annuities. These broker-dealers are registered with the SEC and are members of the National Association of Securities Dealers, Inc. ("NASD"). The registered representatives are authorized under applicable state regulations to sell variable life insurance and variable annuities. The writing agent will receive commissions of up to 6.0% of any initial or additional premium pay-ments made.

 REGULATORY INFORMATION

VOTING RIGHTS

ACCOUNT B
 We will vote the shares of a Trust owned by Account B according to your in-structions. However, if the Investment Company Act of 1940 or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a Trust in our own right, we may decide to do so.

 We determine the number of shares that you have in a Division by dividing the Contract's Accumulation Value in that Division by the net asset value of one share of the portfolio in which a Division invests. Fractional votes will be counted. We will determine the number of shares you can instruct us to vote 180 days or less before a Trust's meeting. We will ask you for voting in-structions by mail at least 10 days before the meeting.

 If we do not get your instructions in time, we will vote the shares in the same proportion as the instructions received from all Contracts in that Divi-sion. We will also vote shares we hold in Account B which are not attribut-able to Owners in the same proportion.

STATE REGULATION
We are regulated and supervised by the Insurance Department of the State of Delaware, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The variable Contract offered by this prospectus has been approved by the Insurance Department of the State of Delaware and by the Insurance Departments of other jurisdictions. We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

LEGAL PROCEEDINGS
Golden American, as an insurance company, is ordinarily involved in litiga-tion. We do not believe that any current litigation is material and we do not expect to incur significant losses from such actions.

LEGAL MATTERS
The legal validity of the Contract described in this prospectus has been passed on by Myles R. Tashman, Esquire, Executive Vice President, General Counsel and Secretary of Golden American. Sutherland, Asbill & Brennan of Washington, D.C. has provided advice on certain matters relating to Federal securities laws.

EXPERTS
The audited financial statements of Golden American Life Insurance Company, Separate Account B and The Managed Global Account of Separate Account D ap-pearing or incorporated by reference in the Statement of Additional Informa-tion and Registration Statement have been audited by Ernst & Young LLP, inde-pendent auditors, as set forth in their reports thereon appearing or incorporated by reference in the Statement of Additional Information and in the Registration Statement and are included or incorporated by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

 MORE INFORMATION ABOUT GOLDEN AMERICAN LIFE INSURANCE COMPANY

SELECTED FINANCIAL DATA
 The following selected financial data prepared in accordance with generally accepted accounting principles ("GAAP") for Golden American should be read in conjunction with the financial statements and notes thereto included in this Prospectus.

On August 13, 1996, Equitable of Iowa acquired all the outstanding capital stock of BT Variable, Inc., the parent of Golden American. For GAAP financial statement purposes, the change in control of Golden American through the ac-quisition was accounted for as a purchase acquisition. As a result, the GAAP financial data presented below for periods subsequent to August 13, 1996, are presented on the Post-Acquisition new basis of accounting while the financial statement data prior to August 14, 1996 is presented on a Pre-Acquisition his-torical basis of accounting.

                                                   SELECTED GAAP BASIS FINANCIAL DATA
                                                             (IN THOUSANDS)
                          --------------------------------------------------------------------------------------
                               POST-
                            ACQUISITION                              PRE-ACQUISITION
                          --------------- ----------------------------------------------------------------------
                          FOR THE PERIOD  FOR THE PERIOD     FOR THE
                          AUGUST 14, 1996 JANUARY 1, 1996   9 MONTHS
                              THROUGH         THROUGH         ENDED     FOR THE FISCAL YEARS ENDED DECEMBER 31
                           SEPTEMBER 30,    AUGUST 13,    SEPTEMBER 30, ----------------------------------------
                               1996            1996           1995         1995       1994      1993    1992(A)
                          --------------- --------------- ------------- ---------- ---------- --------  --------
                            (UNAUDITED)     (UNAUDITED)    (UNAUDITED)
Annuity and Life Product
 Fees and Changes.......    $    2,397        $12,259      $   13,922   $   18,388 $   17,519 $ 10,192  $    694
Net Income before
 Federal Income Tax.....    $      420        $ 1,736      $    2,176   $    3,364 $    2,222 $ (1,793) $   (508)
Net Income (Loss).......    $      273        $ 3,199      $    2,176   $    3,364 $    2,222 $ (1,793) $   (508)
Total Assets............    $1,500,983            N/A      $1,148,467   $1,197,688 $1,044,760 $886,155  $320,539
Total Liabilities.......    $1,360,982            N/A      $1,055,807   $1,099,563 $  955,254 $857,558  $306,197
Total Stockholder's
 Equity.................    $  140,001            N/A      $   92,660   $   98,125 $   89,506 $ 28,597  $ 14,342

  (a) Results for 1992 are for the period September 30, 1992 (date of acquisi-tion) to December 31, 1992.

The following selected financial data was prepared on the basis of statutory accounting practices ("SAP"), which have been prescribed by the Department of Insurance of the State of Delaware and the National Association of Insurance Commissioners. These practices differ in certain respects from GAAP. The se-lected financial data should be read in conjunction with the financial state-ments and notes thereto included in this Prospectus, which describe the dif-ferences between SAP and GAAP. See the Company's Annual Report for more detail.

                                           SELECTED STATUTORY FINANCIAL DATA
                                                     (IN THOUSANDS)
                          --------------------------------------------------------------------------
                            FOR THE 9 MONTHS
                                  ENDED
                              SEPTEMBER 30
                               (UNAUDITED)            FOR THE FISCAL YEARS ENDED DECEMBER 31
                          ----------------------  --------------------------------------------------
                             1996        1995        1995       1994      1993      1992      1991
                          ----------  ----------  ----------  --------  --------  --------  --------
Premiums & Annuity
 Considerations.........  $  302,971  $   84,597  $  124,687  $294,550  $505,465  $191,039  $ 41,615
Net Income (Loss) before
 Federal Income Tax.....  $   (5,648) $   (2,672) $   (4,117) $(11,260) $ (9,417) $ (4,225) $ (2,086)
Net Income (Loss).......  $   (5,795) $   (2,672) $   (4,117) $(11,260) $ (9,401) $ (3,986) $ (1,752)
Total Assets............  $1,375,480  $1,078,174  $1,124,840  $988,180  $834,123  $302,200  $119,652
Total Liabilities.......  $1,315,903  $1,013,895  $1,058,483  $921,888  $815,301  $289,995  $106,199
Total Capital &
 Surplus................  $   59,577  $   64,279  $   66,357  $ 66,292  $ 18,822  $ 12,205  $ 13,453

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
This Management's Discussion and Analysis of Financial Condition and Results of Operations should be read in conjunction with the GAAP Basis Financial Statements and Notes to Financial Statements included herein.

CHANGE IN CONTROL

 On August 13, 1996, Equitable of Iowa Companies ("Equitable") acquired all of the outstanding capital stock of BT Variable, Inc. ("BT Variable") from Whitewood Properties Corp. ("Whitewood"), a wholly-owned subsidiary of Bank-ers Trust, pursuant to the terms of a Stock Purchase Agreement dated as of May 3, 1996 between Equitable and Whitewood (the "Purchase Agreement"). BT Variable owned all the outstanding capital stock of Golden American Life In-surance Company ("Golden American") and all of the outstanding capital stock of Directed Services, Inc. ("DSI"). In exchange for the outstanding capital stock of BT Variable, Equitable paid the sum of $93,000,000 in cash to White-wood in accordance with the terms of the Purchase Agreement. Equitable also paid the sum of $51,000,000 in cash to Bankers Trust to retire certain debt owed by BT Variable to Bankers Trust pursuant to a revolving credit arrange-ment. On August 14, 1996, BT Variable, Inc. was formally renamed EIC Vari-able, Inc. ("EIC Variable").

 For financial statement purposes, the change in control of Golden American through the acquisition to BT Variable was accounted for as a pur-chase acquisition effective August 14, 1996. The effects of the acquisition have resulted in a new basis of accounting reflecting estimated fair values for assets and liabilities at that date. As a result, Golden American's fi-nancial statements for periods subsequent to August 13, 1996, are presented on the Post-Acquisition new basis of accounting, while the financial state-ments for August 13, 1996 and prior periods are presented on the Pre-Acquisi-tion historical cost basis of accounting.

 The purchase price was allocated to the three companies purchased--BT Vari-able, DSI, and Golden American. Goodwill relating to the acquisition was es-tablished for the excess of the acquisition cost over the fair value of the net assets acquired plus $965,000 of estimated acquisition costs and pushed down to Golden American. The purchase price is preliminary with respect to the final settlement of taxes with Bankers Trust and estimated acquisition costs and as a result, goodwill may change. The allocation of the purchase price to Golden American was approximately $139,872,000. The amount of good-will relating to the acquisition was $39,207,000 at August 13, 1996, and is being amortized over 25 years on a straight line basis.

BUSINESS ENVIRONMENT
 The current business and regulatory environment remains challenging for the insurance industry. Increasing competition from traditional insurance carri-ers as well as banks and mutual fund companies means that investors have many more choices. However, overall demand for variable annuity product remains strong for several reasons: (1) dynamic stock market performance over the last 4 years; (2) relatively low interest rates; and (3) baby boomers reach-ing ages where they are beginning to put aside large amounts for retirement.

 In 1995 Golden American experienced a significant decline in sales, due to a number of factors. First, some portfolio managers performed poorly in 1993 and 1994. Second, as more products came to market the cost structure of the DVA product became less competitive. Third, because no fixed interest rate options were available in 1994 during a time of rising interest rates and flat or declining equity markets, market share was lost. Consequently, the Company took steps to respond to these business challenges. Several portfolio managers were replaced and new funds were added to give contractholders more options. In October of 1995, the Company introduced the Combination Deferred Variable and Fixed Annuity (GoldenSelect DVA PLUS) and the GoldenSelect Gene-sis I and Genesis Flex life insurance products. These actions have proven successful, as these new products generated higher sales since their intro-duction, a trend which management expects will continue in 1996.

RESULTS OF OPERATIONS

3 AND 9 MONTHS ENDED 9/30/96 COMPARED TO 1995

 The analysis following combines the post-acquisition and pre-acquisition ac-tivity for 1996 in order to compare the results to 1995. Such a comparison does not recognize the impact of the purchase accounting and goodwill amorti-zation except for the period after August 13, 1996.

 PREMIUMS
                               POST-
                            ACQUISITION      COMBINED           PRE-ACQUISITION
                          --------------- -------------- ------------------------------
                          FOR THE PERIOD
                          AUGUST 14, 1996 QUARTER ENDED  FOR THE PERIOD
                              THROUGH     SEPTEMBER 30,   JULY 1, 1996   QUARTER ENDED
                           SEPTEMBER 30,       1996          THROUGH     SEPTEMBER 30,
QUARTER                        1996          COMBINED    AUGUST 13, 1996      1995
-------                   --------------- -------------- --------------- --------------
                                                 (IN THOUSANDS)
Variable annuity premi-
 ums....................       29,986          67,230         37,244         33,074
Variable life premiums..        1,451           4,390          2,939            318
                              -------        --------       --------        -------
 Total premiums.........      $31,437        $ 71,620       $ 40,183        $33,392
                              =======        ========       ========        =======

                               POST-
                            ACQUISITION      COMBINED           PRE-ACQUISITION
                          --------------- -------------- ------------------------------
                          FOR THE PERIOD
                          AUGUST 14, 1996 9 MONTHS ENDED FOR THE PERIOD
                              THROUGH     SEPTEMBER 30,  JANUARY 1, 1996 9 MONTHS ENDED
                           SEPTEMBER 30,       1996          THROUGH     SEPTEMBER 30,
YEAR TO DATE                   1996          COMBINED    AUGUST 13, 1996      1995
------------              --------------- -------------- --------------- --------------
                                                 (IN THOUSANDS)
Variable annuity premi-
 ums....................       29,986         288,358        258,372         91,726
Variable life premiums..        1,451          11,957         10,506          2,254
                              -------        --------       --------        -------
 Total premiums.........      $31,437        $300,315       $268,878        $93,980
                              =======        ========       ========        =======

  Variable annuity premiums increased $34,156,000, or 103.3%, in the third quarter and $196,632,000, or 214.4%, in the first nine months of 1996. Variable life premiums increased $4,072,000 or 1,281.9% in the third quar-ter and $9,703,000 or 430.4%, in the first nine months of 1996.

 REVENUES

                                                                     POST-
                                                                  ACQUISITION      COMBINED           PRE-ACQUISITION
                                                                --------------- -------------- ------------------------------
                                                                FOR THE PERIOD
                                                                AUGUST 14, 1996 QUARTER ENDED  FOR THE PERIOD
                                                                    THROUGH     SEPTEMBER 30,   JULY 1, 1996   QUARTER ENDED
                                                                 SEPTEMBER 30,       1996          THROUGH     SEPTEMBER 30,
QUARTER                                                              1996          COMBINED    AUGUST 13, 1996      1995
-------                                                         --------------- -------------- --------------- --------------
                                                                                       (IN THOUSANDS)
Annuity and life product fees and policy charges...............     $2,397         $ 5,087         $ 2,690        $ 4,838
Management fee revenue.........................................        280             560             280            740
Net investment income..........................................      1,656           3,037           1,381            857
Realized gains (losses) on investments.........................        --               (2)             (2)            83
Other income...................................................        143             159              16             16
                                                                    ------         -------         -------        -------
                                                                    $4,476         $ 8,841         $ 4,365        $ 6,534
                                                                    ======         =======         =======        =======

                                                                     POST-
                                                                  ACQUISITION      COMBINED           PRE-ACQUISITION
                                                                --------------- -------------- ------------------------------
                                                                FOR THE PERIOD
                                                                AUGUST 14, 1996 9 MONTHS ENDED FOR THE PERIOD
                                                                    THROUGH     SEPTEMBER 30,  JANUARY 1, 1996 9 MONTHS ENDED
                                                                 SEPTEMBER 30,       1996          THROUGH     SEPTEMBER 30,
YEAR TO DATE                                                         1996          COMBINED    AUGUST 13, 1996      1995
------------                                                    --------------- -------------- --------------- --------------
                                                                                       (IN THOUSANDS)
Annuity and life product fees and policy charges...............     $2,397         $14,656         $12,259        $13,922
Management fee revenue.........................................        280           1,670           1,390            740
Net investment income..........................................      1,656           6,646           4,990          1,978
Realized gains (losses) on investments.........................        --             (420)           (420)            71
Other income...................................................        143             213              70             44
                                                                    ------         -------         -------        -------
                                                                    $4,476         $22,765         $18,289        $16,755
                                                                    ======         =======         =======        =======

  Total revenues increased $2,307,000, or 35.3%, in the third quarter and $6,010,000 or 35.9%, in the first nine months of 1996. Annuity and life product fees and policy charges increased $249,000, or 5.1%, in the third quarter and $734,000, or 5.3%, in the first nine months of 1996, in con-junction with the growth in the company's policyholder liabilities.

  In the fourth quarter of 1995, the service agreement between DSI and Golden American was amended to provide for a management fee from DSI to Golden American for certain managerial and supervisory services provided by Golden American. This fee, calculated as a percentage of average assets in the variable separate accounts, was $560,000 for the third quarter of 1996 and $1,670,000 for the first nine months of 1996.

  Net investment income increased $2,180,000, or 254.5%, in the third quarter and $4,668,000, or 236.0%, in the first nine months of 1996 due to the in-crease in invested assets. The company had realized losses on the sale of investments of $2,000 in the third quarter and $420,000 in the first nine months of 1996, compared to gains of $83,000 and $71,000 in the same peri-ods of 1995. Realized losses in the first nine months of 1996 were the re-sult of voluntary sales of investments.

 EXPENSES

                                                                       POST-
                                                                    ACQUISITION     COMBINED           PRE-ACQUISITION
                                                                  --------------- ------------- -----------------------------
                                                                  FOR THE PERIOD                FOR THE PERIOD
                                                                  AUGUST 14, 1996 QUARTER ENDED  JULY 1, 1996
                                                                      THROUGH     SEPTEMBER 30,     THROUGH     QUARTER ENDED
                                                                   SEPTEMBER 30,      1996        AUGUST 13,    SEPTEMBER 30,
QUARTER                                                                1996         COMBINED         1996           1995
-------                                                           --------------- ------------- --------------- -------------
                                                                                        (IN THOUSANDS)
Insurance operation benefits:
 Interest credited to account balances...........................     $ 1,624       $  2,894       $  1,270        $   440
 Benefit claims incurred in excess of account balances...........         (25)           133            158            273
Underwriting, acquisition, and insurance expenses:
 Commissions.....................................................       2,118          4,814          2,696          1,968
 General expenses................................................       1,517          3,437          1,920          3,738
 Insurance taxes.................................................         160            886            726            140
 Policy acquisition costs deferred...............................      (2,625)        (5,702)        (3,077)        (2,390)
Amortization:
 Deferred policy acquisition costs...............................         176          1,318          1,142            763
 Present value of in force acquired..............................         915          1,212            297            537
 Goodwill........................................................         196            196            --             --
                                                                      -------       --------       --------        -------
                                                                      $ 4,056       $  9,188       $  5,132        $ 5,469
                                                                      =======       ========       ========        =======

                                                                       POST-
                                                                    ACQUISITION     COMBINED           PRE-ACQUISITION
                                                                  --------------- ------------- -----------------------------
                                                                  FOR THE PERIOD    9 MONTHS    FOR THE PERIOD
                                                                  AUGUST 14, 1996     ENDED     JANUARY 1, 1996   9 MONTHS
                                                                      THROUGH     SEPTEMBER 30,     THROUGH         ENDED
                                                                   SEPTEMBER 30,      1996        AUGUST 13,    SEPTEMBER 30,
YEAR TO DATE                                                           1996         COMBINED         1996           1995
------------                                                      --------------- ------------- --------------- -------------
                                                                                        (IN THOUSANDS)
Insurance operation benefits:
 Interest credited to account balances...........................     $ 1,624       $  5,979       $  4,355        $   842
 Benefit claims incurred in excess of account balances...........         (25)           890            915          1,460
Underwriting, acquisition, and insurance expenses:
 Commissions.....................................................       2,118         18,667         16,549          5,344
 General expenses................................................       1,517         10,939          9,422         10,058
 Insurance taxes.................................................         160          1,385          1,225            652
 Policy acquisition costs deferred...............................      (2,625)       (21,925)       (19,300)        (7,101)
Amortization:
 Deferred policy acquisition costs...............................         176          2,612          2,436          2,121
 Present value of in force acquired..............................         915          1,866            951          1,203
 Goodwill........................................................         196            196            --             --
                                                                      -------       --------       --------        -------
                                                                      $ 4,056       $ 20,609       $ 16,553        $14,579
                                                                      =======       ========       ========        =======

  Interest credited to account balances increased $2,454,000 or 557.5% in the third quarter and $5,137,000 or 610.4% in the first nine months of 1996 as a result of increases in policy account values.

  General expenses decreased $301,000 or 8.0% in the third quarter and in-creased $881,000 or 8.8% in the first nine months of 1996. The increase in the first nine months of 1996 was primarily a result of the increase in policies in force. Commissions increased $2,846,000 or 144.6% in the third quarter and $13,323,000 or 249.3% in the first nine months of 1996. Insur-ance taxes increased $746,000 or 530.6% in the third quarter and $733,000 or 112.2% in the first nine months of 1996. Deferral of policy acquisition costs increased $3,312,000 or 138.6% in the third quarter and $14,824,000 or 208.8% in the first nine months of 1996. The increase in the above expenses is the result of the growth in sales.

  The company's deferred policy acquisition costs ("DPAC"), previous balance of present value of in force acquired ("PVIF") and unearned revenue re-serve, as of the purchase date, were eliminated and an asset representing the PVIF was established for all policies in force at the acquisition date. PVIF is amortized into income over the expected gross profits of the in force acquired in a manner similar to DPAC amortization. Any expenses which vary with the sales of the company's products subsequent to the acquisition date are deferred and amortized. The amortization of PVIF and DPAC in-
  |(w
  creased $1,230,000 or 94.5% in the third quarter and $1,154,000 or 34.7% in the first nine months of 1996. This increase is the result of an increase in balances for DPAC and PVIF. The elimination of the unearned revenue re-serve, related to in force acquired at the acquisition date, will result in lower annuity and universal life product fees and policy charges.

 INCOME
  Net income on a combined basis for the third quarter of 1996 was $964,000, a decrease of $101,000 or 9.5% from the third quarter of 1995. Net income on a combined basis for the first nine months of 1996 was $3,472,000, an increase of $1,296,000 or 59.6% from the first nine months of 1995.

 1995 COMPARED TO 1994
  Net income for 1995 was $3.4 million, an increase of $1.1 million or 51% from 1994.

  Variable life and annuity product fees and policy charges were $18.4 mil-lion in 1995, an increase of $0.9 million or 5% from 1994. This increase was due to an additional $0.9 million in fees earned from the increasing block of business under management in the separate accounts, an increase of $1.5 million in the collection of surrender charges, and a decrease of $1.5 million in the revenue recognition of net distribution fees.

  Net investment income was $2.8 million for 1995, an increase of $2.3 mil-lion or 403% over the comparable 1994 period. Approximately $1.5 million of the increase was due to the additional investment income earned on invested assets held to back the fixed interest divisions that were introduced in 1995. The balance of the increase in investment income was attributable to an increase in the investment income on surplus.

  In 1995, the service agreement between DSI and Golden American was amended to provide for a management fee from DSI to Golden American for certain managerial and supervisory services provided by Golden American. This fee, calculated as a percentage of average assets in the variable separate ac-counts, was $1.0 million for 1995.

  Policy benefits were $3.2 million for 1995, an increase of $3.1 million from 1994. In 1995, benefit expenses increased $1.3 million as a result of interest credited to policyholders related to the fixed interest divisions introduced in 1995. Additionally, death benefit costs net of reinsurance increased by $.3 million in 1995 as compared to 1994. Additionally, 1994 policy benefits reflected a $1.5 million decrease in mortality reserves.

  Commissions and overrides were $7.7 million in 1995, a decrease of $9.1 million or 54% from 1994. The decrease in commissions resulted from the de-crease in new business premium receipts which went from $310.7 million in 1994 to $130.5 million in 1995, a decrease of 55%.

  Employee related expenses and general administrative and operating expenses were a combined $13.7 million for 1995, an increase of $.3 million or 2.5% from 1994.

  Interest expense was $0 for 1995 as compared to $2.0 million in 1994. The elimination of interest expense in 1995 resulted from the retirement of the Company's debt in December 1994 with the proceeds from the issuance of pre-ferred stock. In 1995, the Company paid dividends on preferred stock of $3.4 million. There were no preferred stock dividends in 1994.

  Amortization of intangible assets, deferred policy acquisition costs and unamortized cost assigned to insurance contracts in force, was $4.3 million for 1995, a decrease of $2.5 million or 37% from the prior year. The intan-gible assets are being amortized over the lives of the policies in relation to the present value of estimated future gross profits. The relatively strong performance of the funds in 1995 has slowed the amortization in 1995 as compared to 1994. Additionally, amortization was increased in 1994 due to the decrease in mortality reserves during 1994.

 1994 COMPARED TO 1993
  Golden American realized net GAAP income (loss) of $2.22 million and $(1.79) million for 1994 and 1993, respectively. The increase in net GAAP earnings for 1994 is attributable to the increase in average Separate Ac-count assets in 1994, as compared to 1993.

  Variable life and annuity product fees and policy charges were $17.52 mil-lion for 1994 as compared to $10.19 million for 1993. The increase is pri-marily attributable to increased fees from the increasing block of business under management in the separate accounts. Separate account assets have in-creased from $295 million at December 31, 1992 to $810 million at December 31, 1993 to $950 million at Decem-ber 31, 1994. The increase in separate account assets and liabilities of $515 million during 1993 was primarily due to 1993 premiums and annuity considerations of $505 million.

 Golden American's earnings are principally derived from the charges imposed on variable annuity products and, to a lesser extent, variable life products. The primary revenues from these products consist of charges for mortality and expense risk, the cost of insurance and Contract administration charges that have been assessed against account balances during the period. In addition, a sales load ranging from 3% to 7.5% is assessed to premium payments and col-lected over a number of years for certain other GoldenSelect variable annuity and life products. These sales loads are earned over the life of the insur-ance Contract in relation to estimated future gross profits. Sales loads that have been deducted but not yet earned are not recognized in current income and are reported as unearned revenue. The costs associated with acquiring new business are deferred at issue and amortized over the lives of the policies in relation to the present value of estimated future gross profits. Golden American also incurs expenses associated with the maintenance of in-force Contracts.

 Cash required to fund the acquisition costs associated with deferred sales load products written in 1992, 1993 and 1994 was provided by short-term borrowings with an unaffiliated bank. Accordingly, the cost of these borrowed funds increased in line with the general increase in the Federal Funds rates.

 Beginning in 1994, the insurance industry saw a slow-down in the recent trend of individuals moving away from traditional fixed products and into variable products. Golden American experienced a similar slow-down as sales for 1995 were down 55% compared to 1994, following sales for 1994 which were down 39% compared to 1993.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
 Any forward-looking statement contained herein or in any other oral or writ-ten statement by the company or any of its officers, directors or employees is qualified by the fact that actual results of the company may differ mate-rially from such statement due to the following important factors, among other risks and uncertainties inherent in the company's business:

  1. Prevailing interest rate levels which may affect the ability of the Com-pany to sell its products, the market value of the Company's investments and the lapse rate of the Company's policies, notwithstanding product de-sign features intended to enhance persistency of the Company's products.

  2. Changes in the federal income tax laws and regulations which may affect the relative tax advantages of the Company's products.

  3. Changes in the regulation of financial services, including bank sales and underwriting of insurance products, which may affect the competitive environment for the Company's products.

  4. Other factors affecting the performance of the company, including, but not limited to, stock market performance, litigation, insurance industry insolvencies, investment performance of the underlying portfolios of the variable annuity products, variable annuity product design and sales volume by significant sellers of the company's variable annuity products.

LIQUIDITY AND CAPITAL RESOURCES
 Golden American's liquidity requirements include the payment of sales commis-sions, and other acquisition and underwriting expenses on the annuity and life business that it writes. Overall, the Company had negative cash flow from operations in 1994 because it sold variable products exclusively; total premiums received were invested immediately in the Company's separate ac-counts which purchased shares of portfolios of The GCG Trust, an open-end, management investment company, or directly purchased portfolio securities. Because 100% of the premium was invested as described above, the payment of commissions and other acquisition costs resulted in negative cash flow from operations during the Company's early growth years.

 Positive cash flow elements from operations are produced primarily from two sources. Fees are collected from the in-force book of business. In addition, during 1995, Golden American began to distribute a fixed account option with its variable annuity product. Premium amounts directed to the fixed account option produce positive cash flow from operations as amounts are retained within the general account of the Company and are used to fund an investment portfolio that finances future benefit payments. Investments are made in fixed-rate investments such as bonds, and short-term investments in order to provide a sufficient return as well as to match the duration of the obliga-tion for future benefit payments.

 Golden American products also contain surrender charge features which reward persistency and penalize the early withdrawal of funds.

 Golden American has developed and utilizes a projection system which fore-casts cash flow. Cash flow from operations will vary depending on the amount of premium written and the product mix. The Company also periodically per-forms asset/ liability matching in the management of its asset and liability portfolios. Those matching practices involve the monitoring of asset and lia-bility durations for various product lines, cash flow testing under various interest rate scenarios, and the continuous rebalancing of assets and liabil-ities with respect to yield, risk, and cash flow characteristics.

 In the past, Golden American has funded those past expenses described above for its variable annuity and life business in-force at the beginning of 1995 by the issuance of $50 million redeemable preferred stock with its immediate parent, EIC Variable, Inc., formerly BT Variable, Inc. ("EIC Variable"), on December 30, 1994. This $50 million preferred stock transaction accounted for a majority of the large increase in total Stockholder's Equity (as reported on a GAAP basis) from 1993 to 1994. The short-term debt discussed previously in the Results of Operations was retired by Golden American and assumed by EIC Variable as of December 30, 1994. Dividends on this preferred stock issue were payable on the last business day of each quarter, beginning March 31, 1995. For 1995, $3.35 million of preferred stock dividends were paid. With the prior approval of the Delaware Department of Insurance, the preferred stock was redeemed and the proceeds were contributed to Golden American as a capital contribution on September 23, 1996.

 The NAIC has developed and implemented the Risk Based Capital "RBC" adequacy monitoring system. The RBC calculates the amount of adjusted capital which a life insurance company should have based upon that company's risk profile. The NAIC has established four different levels of regulatory action with re-spect to the RBC adequacy monitoring system. Each of these levels may be triggered if an insurer's total adjusted capital is less than a corresponding level of RBC. As of December 31, 1995, based on the RBC formula, Golden Amer-ican's total adjusted capital level exceeded the minimum amount of capital required to avoid regulatory action. Under currently effective funding agree-ments, expected RBC levels will remain well in excess of levels required to avoid regulatory actions. There is no assurance, however, that Golden Ameri-can will continue to maintain its current RBC level.

 During 1995, EIC Variable made capital contributions to Golden American of $7.94 million. Golden American believes that it will be able to fund the cap-ital and surplus required for projected new business from existing statutory capital and surplus, statutory earnings on the existing book of business as well as future surplus contributions from its parent. Golden American also believes that it will be able to fund the above liquidity requirements of sales commissions and acquisition costs of projected new business from affil-iated borrowings and/or borrowings with non-affiliated banks. Golden American expects to continue to receive capital contributions from EIC Variable if necessary. Golden American's future marketing efforts could be hampered should its parent and/or affiliates be unable to provide additional funding.

SEGMENT INFORMATION

 During the period since the acquisition by Bankers Trust, September 30, 1992 to date of this Prospectus, Golden American's operations consisted of one business segment, the sale of annuity and life insurance products. Golden American and its affiliate Directed Services, Inc., are party to in excess of 140 sales agreements with broker-dealers, one of whom, Locust Street Securi-ties, Inc., is an affiliate of Golden American. Two of those broker-dealers sell a substantial portion of its business.

REINSURANCE
 Golden American reinsures its mortality risk associated with the Contract's guaranteed death benefit with one or more appropriately licensed insurance companies. Golden American also, effective June 1, 1994, entered into a rein-surance agreement on a modified coinsurance basis with an affiliate of a bro-ker-dealer which distributes Golden American's products with respect to 25% of the business produced by that broker-dealer.

RESERVES
 In accordance with the life insurance laws and regulations under which Golden American operates, it is obligated to carry on its books, as liabilities, ac-tuarially determined reserves to meet its obligations on outstanding Con-tracts. Reserves, based on valuation mortality tables in general use in the United States, where applicable, are computed to equal amounts which, to-gether with interest on such reserves computed annually at certain assumed rates, make adequate provision according to pres-ently accepted actuarial standards of practice, for the anticipated cash flows required by the contractual obligations and related expenses of Golden American.

INVESTMENTS
 Golden American's assets are invested in accordance with applicable state laws. These laws govern the nature and the quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits subject to certain qualifica-tions, in federal, state, and municipal obligations, corporate bonds, pre-ferred or common stocks, real estate mortgages, real estate and certain other investments. All of Golden American's assets, except variable separate ac-count assets supporting variable products, are available to meet its obliga-tions under the Contracts.

 Golden American makes investments in accordance with investment guidelines that take into account investment quality, liquidity and diversification, and invests assets supporting the Contract guarantees primarily in fixed income assets issued or guaranteed by the U.S. government or its agencies and in-strumentalities. At December 31, 1995, Golden American had invested assets of $67.29 million consisting of $49.63 million of bonds and $15.61 million of short-term securities and $2.0 million of policy loans.

 At December 31, 1995, 100% of Golden American's invested assets and cash equivalents supporting Contract guarantees consisted of liquid and readily marketable securities.

 At December 31, 1995, 100% of the total invested assets were invested in in-vestment grade bonds and 0% were invested in non-investment grade securities. Golden American defines non-investment grade as unsecured corporate debt ob-ligations which do not have a rating equivalent to Standard & Poor's (or sim-ilar rating agency) BBB or higher and are not guaranteed by an agency of the federal government.

 During the second half of 1996, Golden American began proceedings to estab-lish a wholly owned subsidiary, First Golden American Life Insurance Company of New York ("First Golden"), whose primary purpose will be to offer insur-ance products in the state of New York, where Golden American does not cur-rently do business. To finance these activities, Golden American issued to Equitable of Iowa a surplus note for $25,000,000 in return for $25,000,000 cash of which $2,000,000 was used to purchase 200,000 shares of the capital stock of First Golden and the remaining $23,000,000 became a capital contri-bution to First Golden.

COMPETITION
 Golden American is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities marketing insurance products comparable to those of Golden American. There are approximately 2,350 stock, mutual and other types of insurers in the life insurance business in the United States, a substantial number of which are significantly larger than Golden American.

CERTAIN AGREEMENTS
 Beginning in 1994 and continuing until August 13, 1996, Bankers Trust (Dela-ware), a subsidiary of Bankers Trust New York Corporation ("BT New York Cor-poration"), and Golden American became parties to a service agreement pursu-ant to which Bankers Trust (Delaware) agreed to provide certain accounting, actuarial, tax, underwriting, sales, management and other services to Golden American. Expenses incurred by Bankers Trust (Delaware) in relation to this service agreement were reimbursed by Golden American on an allocated cost ba-sis. Charges billed to Golden American by Bankers Trust (Delaware) pursuant to the service agreement for 1996 through July, 1995 and 1994 were $464,734, $816,264 and $290,248, respectively. This agreement was terminated as of Au-gust 13, 1996.

 Prior to 1994, Golden American had arranged with EIC Variable to perform services related to the development and administration of its products. For the year 1993, fees earned by EIC Variable from Golden American for these services aggregated $2,701,000. The agreement was terminated as of January 1, 1994.

 In addition, EIC Variable provided to Golden American certain of its person-nel to perform management, administrative and clerical services and the use of certain of its facilities. EIC Variable charged Golden American for such expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, and second allocated based on the esti-mated amount of time spent by EIC Variable's employees on behalf of Golden American.

 For the year 1993, EIC Variable allocated to Golden American $1,503,000. The agreement was terminated on January 1, 1994. During 1994, such expenses were allocated directly by BT New York Corporation to Golden American and totaled $1,395,966 for the year.

DISTRIBUTION AGREEMENT
 Prior to 1994, Golden American had entered into agreements with DSI to per-form services related to the management of its investments and the distribu-tion of its products. For the year 1993, Golden American incurred $311,000, respectively, for such services. The agreement was terminated as of January 1, 1994.

 Under a distribution agreement, DSI acts as the principal underwriter (as de-fined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the variable insurance products issued by Golden American which as of December 31, 1996, are sold primarily through two broker/dealer institutions. For the years ended 1995, 1994 and 1993, commissions paid by Golden American to DSI aggregated $8,440,000, $17,569,000, and $34,260,000, respectively.

 Golden American provided to DSI certain of its personnel to perform manage-ment, administrative and clerical services and the use of certain facilities. Golden American charged DSI for such expenses and all other general and ad-ministrative costs, first on the basis of direct charges when identifiable, and the remainder allocated based on the estimated amount of time spent by Golden American's employees on behalf of DSI. In the opinion of management, this method of cost allocation is reasonable. For the years ended December 31, 1994 and 1993, expenses allocated to DSI were $1,983,000 and $2,013,000, respectively, which were comprised of allocated salary charges, premise and equipment charges, and other expenses.

 In 1995, the service agreement between DSI and Golden American was amended to provide for a management fee from DSI to Golden American for managerial and supervisory services provided by Golden American. This fee, calculated as a percentage of average assets in the variable separate accounts, was $987,000 for 1995.

EMPLOYEES
 Golden American, as a result of its Service Agreements with each of Bankers Trust (Delaware) and EIC Variable had very few direct employees. Instead, various management services were provided by Bankers Trust (Delaware), EIC Variable and Bankers Trust New York Corporation, as described above under "Certain Agreements." The cost of these services were allocated to Golden American. Since August 14, 1996, Golden American has looked to EIC Variable and Equitable of Iowa and its affiliates for management services.

 Certain officers of Golden American are also officers of EIC Variable and DSI, and their salaries are allocated among the three companies. Certain of-ficers of Golden American is also an officer of Equitable of Iowa. See "Di-rectors and Executive Officers."

PROPERTIES
 Golden American's principal office is located at 1001 Jefferson Street, Suite 400, Wilmington, Delaware 19801, where all of Golden American's records are maintained. This office space is sub-leased from Bankers Trust (Delaware) un-der a separate agreement.

DIRECTORS AND EXECUTIVE OFFICERS

                                                      POSITIONS(S) WITH THE
         NAME (AGE)                                          COMPANY
-----------------------------                      ---------------------------
Terry L. Kendall (50)                              Chairman, President and
                                                    Chief Executive Officer
Fred S. Hubbell (45)                               Director
Lawrence V. Durland, Jr. (50)                      Director
Paul E. Larson (44)                                Director, Executive Vice
                                                    President, CFO and
                                                    Assistant Secretary
Thomas L. May (48)                                 Director
John A. Merriman (54)                              Director and Assistant
                                                    Secretary
Beth B. Neppl (39)                                 Director and Vice President
Paul R. Schlaack (50)                              Director
Jerome L. Sychowski (54)                           Director, Senior Vice
                                                    President and Chief
                                                    Information Officer
Barnett Chernow (47)                               Executive Vice President
Dennis D. Hargens (54)                             Treasurer
David L. Jacobson (47)                             Senior Vice President
                                                    and Assistant Secretary
Stephen J. Preston (39)                            Senior Vice President
                                                    and Chief Actuary
Myles R. Tashman (54)                              Executive Vice President,
                                                    General Counsel
                                                    and Secretary
David A. Terwilliger (39)                          Vice President, Controller,
                                                    Assistant Secretary and
                                                    Assistant Treasurer
Edward C. Wilson (51)                              Executive Vice President

Each director is elected to serve for one year or until the next annual meet-ing of shareholders or until his or her successor is elected. Most directors are directors of insurance company subsidiaries of Golden American's ultimate parent, Equitable of Iowa Companies.

The principal positions of Golden American's directors and senior executive officers for the past five years are listed below:

Mr. Terry L. Kendall joined Bankers Trust Company in September 1993 as Manag-ing Director. He is Chairman of the Board, President and Chief Executive Offi-cer of the Golden American. From 1982 through June 1993, he was President and Chief Executive Officer of United Pacific Life Insurance Company.

Mr. Fred S. Hubbell became Chairman, President and Chief Executive Officer of Equitable of Iowa in 1991. He also has served as Chairman and President of Eq-uitable Life Insurance Company of Iowa since 1987. He was elected to serve as a director of Golden American in August 1996.

Mr. Lawrence V. Durland, Jr. joined Equitable of Iowa in 1986 as a Senior Vice President. He was elected to serve as a director of Golden American in August 1996.

Mr. Paul E. Larson joined Equitable of Iowa in 1977 and is currently an Execu-tive Vice President, Treasurer and Chief Financial Officer (CFO). He was elected to serve as a director of Golden American in August 1996. He was elected to serve as Executive Vice President, CFO, and Assistant Secretary of Golden American in December 1996.

Mr. Thomas L. May joined Equitable Life Insurance Company of Iowa in 1990 and is currently Senior Vice President. He was elected to serve as a director of Golden American in August 1996.

Mr. John A. Merriman joined Equitable of Iowa in 1987 and is currently Secre-tary and General Counsel. He was elected to serve as a director of Golden American in August 1996.

Ms. Beth B. Neppl joined Equitable of Iowa in 1987 and is currently a Vice President. She was elected to serve as a director of Golden American in August 1996.

Mr. Paul R. Schlaack joined Equitable Investment Services, Inc. in 1984 and is currently President and Chief Executive Officer. He was elected to serve as a director of Golden American in August 1996.

Mr. Jerome L. Sychowski joined Equitable of Iowa in 1996 as Senior Vice Presi-dent and Chief Information Officer. He was elected to serve as a director of Golden American in December 1996.

Mr. Barnett Chernow joined Golden American in October 1993 as Executive Vice President. From 1977 through 1993 he held various positions with Reliance In-surance Companies and was Senior Vice President and Chief Financial Officer of United Pacific Life Insurance Company from 1984 through 1993.

Mr. Dennis D. Hargens was elected Treasurer of Golden American in December 1996. He joined Equitable Life Insurance Company of Iowa in 1961 and is cur-rently Treasurer and was elected Treasurer of USG Annuity & Life Company in 1996.

Mr. David L. Jacobson joined Golden American in November 1993 as Senior Vice President and Assistant Secretary. From April 1974 through November 1993 he held various positions with United Pacific Life Insurance Company and was Vice President upon leaving.

Mr. Stephen J. Preston joined Golden American in December 1993 as Senior Vice President, Chief Actuary and Controller. From September 1993 through November 1993 he was Senior Vice President and Actuary for Mutual of America Insurance Company. From July 1987 through August 1993 he held various positions with United Pacific Life Insurance Company and was Vice President and Actuary upon leaving.

Mr. Myles R. Tashman joined Golden American in August 1994 as Senior Vice President and was named Executive Vice President, General Counsel and Secre-tary effective January 1, 1996. From 1986 through 1993 he was Senior Vice President and General Counsel of United Pacific Life Insurance Company.

Mr. David A. Terwilliger was elected Vice President, Controller, Assistant Secretary and Assistant Treasurer of Golden American in December 1996. He joined Equitable Life Insurance Company of Iowa in 1979 and presently serves as Vice President and Controller of Equitable of Iowa and several of its af-filiates.

Mr. Edward C. Wilson joined Golden American in December, 1995 as Executive Vice President. From August, 1994 to December, 1995 he was Senior Managing Di-rector at Van Eck Global Investors. From July, 1990 to August, 1994 he was Vice President and National Sales Manager at Keyport Life Insurance Company.

COMPENSATION TABLES AND OTHER INFORMATION
The following sets forth information with respect to the Chief Executive Offi-cer of Golden American as well as the annual salary and bonus for the next five highly compensated executive officers for the fiscal year ended December 31, 1995. Certain executive officers of Golden American are also officers of Directed Services, Inc. ("DSI"). The salaries of such individuals are allo-cated between Golden American and DSI. With the exception of Mr. Kendall, ex-ecutive officers of Golden American are also officers of EIC Variable and DSI. The salaries of such individuals are allocated between Golden American, EIC Variable and DSI pursuant to an arrangement among these companies. Throughout 1995 and until August 13, 1996, Mr. Kendall served as a Managing Director at Bankers Trust New York Corporation. Compensation amounts for Mr. Kendall which are reflected throughout these tables were not charged to Golden American, but were instead absorbed by Bankers Trust New York Corporation.
                         EXECUTIVE COMPENSATION TABLE

The following table sets forth information with respect to the annual salary and bonus for Golden American's Chief Executive Officer and the next five most highly compensated executive officers for the fiscal year ended December 31, 1995. (Information for 1996 is not yet available.)

                                                          LONG-TERM
                              ANNUAL COMPENSATION        COMPENSATION
                              -------------------- ------------------------
                                                    RESTRICTED   SECURITIES
NAME AND                                           STOCK AWARDS  UNDERLYING  ALL OTHER
PRINCIPAL POSITION       YEAR  SALARY  BONUS (/1/) OPTIONS (/2/)  OPTIONS   COMPENSATION
------------------       ---- -------- ----------- ------------- ---------- ------------
Terry Lee Kendall,...... 1994 $250,000  $200,000     $103,551      8,000
 Chairman, President and 1995 $250,000  $400,000                   8,000      $ 6,706(/4/)
 Chief Executive
 Officer(/3/) (September
 1993 to Present)
Barnett Chernow,........ 1994 $185,000  $ 35,000                              $98,212(/5/)
 Executive Vice          1995 $190,000  $165,000                              $15,444(/4/)(/5/)
 President
Mitchell R. Katcher,.... 1994 $175,000  $ 62,500                              $ 9,389(/4/)
 Executive Vice          1995 $175,000  $150,000
 President
Robert Benjamin Lan-     1994 $150,000  $289,000                              $18,750(/4/)
 gel,...................
 Former Executive Vice   1995 $150,000  $ 90,200                              $ 9,000(/4/)
 President
Myles R. Tashman,....... 1994 $ 66,667
 Executive Vice          1995 $160,000  $ 25,000
 President, General
 Counsel and Secretary
Stephen J. Preston,..... 1994 $131,667                                        $ 4,721
 Senior Vice President   1995 $140,000  $ 50,000
 and Chief Actuary and
 Controller

-------------------
(1) The amount shown relates to bonuses paid in 1995 and 1994. Mr. Chernow's bonus paid in 1994 represents a signing bonus.

(2) The number of shares underlying the restricted stock award granted in 1994 represented 1,870 shares of Bankers Trust New York Corporation. The value shown above was computed using the price of common stock of Bankers Trust New York Corporation at the end of 1994. The number and value of re-stricted stock holdings of the common stock of Bankers Trust New York Cor-poration at the end of 1995 are: Mr. Kendall 3,000 shares, value $199,500; Mr. Chernow 500 shares, value $33,250. For these purposes, the stated val-ues of restricted stock holdings are the current market values at December 31, 1995 without giving effect to the diminution of values attributable to the restrictions on such stock. Dividends are paid quarterly on the above restricted stock.

(3) Mr. Kendall has served as Chairman, President and Chief Executive Officer of Golden American Life since September of 1993. Mr. Kendall's salary and bonuses in 1995 were paid directly by Bankers Trust New York Corporation.

(4) Contributions are made by the Company on behalf of the employee to PartnerShare, the deferred compensation plan sponsored by Bankers Trust New York Corporation and its affiliates for the benefit of all Bankers Trust employees, in February of the current year to employees on record as of December 31 of the previous year, after the employee completes one year of service with the Company. This contribution may be in the form of de-ferred compensation and/or a cash payment. In 1995, Mr. Kendall received $2,956 of deferred compensation and $3,750 of cash payment from the plan. Mr. Chernow received $1,013 of deferred compensation and $1,267 of cash payment. Mr. Katcher received $4,139 of deferred compensation and $5,250 of cash payment. Mr. Langel received $9,000 of cash payment. Mr. Tashman and Mr. Preston were not eligible for contributions to the PartnerShare Plan in 1995. In 1994, Mr. Langel received $16,495 of deferred compensa-tion and $2,250 of cash payment from the plan. All other executives listed above were not eligible for contributions to the PartnerShare Plan in 1994.

(5) Amounts shown for 1994 and 1995 represent relocation expenses paid on be-half of the employee.

                   OPTION GRANTS IN LAST FISCAL YEAR (1995)

                                                                             POTENTIAL
                                                                         REALIZABLE VALUE
                                                                         AT ASSUMED ANNUAL
                                       % OF TOTAL                         RATES OF STOCK
                           NUMBER OF    OPTIONS                                PRICE
                          SECURITIES   GRANTED TO                        APPRECIATION FOR
                          UNDERLYING   EMPLOYEES                         OPTION TERM (/4/)
                            OPTIONS    IN FISCAL   EXERCISE   EXPIRATION -----------------
NAME                     GRANTED (/1/)    YEAR    PRICE (/2/) DATE (/3/)    5%      10%
----                     ------------- ---------- ----------- ---------- -------- --------
Terry Lee Kendall.......     8,000        .302     $62.1875   6/21/2005  $312,900 $792,900

-------------------
(1) Stock options granted on June 6, 1995 by Bankers Trust New York Corpora-tion to the Chief Executive Officer of Golden American Life become exer-cisable one year after grant.

(2) The exercise price was equal to the fair market value of the Common Stock on the date of grant. The exercise price may be paid in cash, or by deliv-ery of already-owned shares subject to certain conditions. Tax withholding obligations relating to the exercise may be paid in cash or by offset of the underlying shares, subject to certain conditions.

(3) Incentive Stock Options have a term of ten years. They are subject to ear-lier termination in certain events related to termination of employment.

(4) Total dollar gains based on indicated rates of appreciation of share price over a ten-year term. Assumed future share prices for the indicated rates of appreciation of 5% and 10%, are $101.30 and $161.30, respectively.

               OPTION EXERCISES AND FISCAL YEAR END VALUE TABLE
  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                                 VALUE (1995)

                                                                                       VALUE OF
                                                       NUMBER OF SECURITIES           UNEXERCISED
                                                            UNDERLYING               IN-THE-MONEY
                          SHARES                      UNEXERCISED OPTIONS AT       OPTIONS AT FISCAL
                         ACQUIRED                         FISCAL YEAR END           YEAR END (/2/)
                            ON          VALUE        ------------------------- -------------------------
NAME                     EXERCISE REALIZED ($) (/1/) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
----                     -------- ------------------ ----------- ------------- ----------- -------------
Terry Kendall...........     0             0            8,000        8,000         $ 0        $34,500

-------------------
(1) Market value of underlying securities at exercise minus option price.

(2) Market value of underlying securities at year end minus option price. The value of unexercised in-the-money stock options at December 31, 1995, shown above, are presented pursuant to SEC rules. The actual amount, if any, realized upon exercise of stock options will depend upon the market value of the Common Stock relative to the exercise price per share of Com-mon Stock of the stock option at the time the stock option is exercised. There is no assurance that the values of unexercised in-the-market stock options reflected in the table will be realized.

Directors of Golden American receive no additional compensation for serving as a director.

OTHER COMPENSATION
 On November 29, 1993, Mr. Jerome Golden resigned as President of Golden Amer-ican. He had served as President from July 1987 through November 29, 1993. In accordance with the terms of a Separation Agreement between Mr. Golden and the Company, Mr. Golden was paid $425,000 in 1994 and again in 1995. The amounts represent a full settlement with no future payments required.

 FEDERAL TAX CONSIDERATIONS


INTRODUCTION
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not in-tended as tax advice. The federal income tax treatment of the Contract is un-clear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of the tax law to individual circum-stances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"). Treasury Department regulations, and interpretations ex-isting on the date of this prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of the contract. In addition, GOLDEN AMERICAN MAKES NO GUAR-ANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE OR LOCAL -- OF ANY CON-TRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

TAX STATUS OF GOLDEN AMERICAN
Golden American is taxed as a life insurance company under the Code. Since the operations of Account B are a part of, and are taxed with, the operations of Golden American, Account B is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of Account B are not taxed to Golden American to the extent they are applied to increase reserves under a contract. Since, under the contracts, investment income and realized capital gains of Account B at-tributable to contract obligations are automatically applied to increase re-serves, Golden American does not anticipate that it will incur any federal in-come tax liability in Account B attributable to contract obligations, and therefore Golden American does not intend to make provision for any such tax-es. If Golden American is taxed on investment income or capital gains of Ac-count B, then Golden American may impose a charge against Account B, as appro-priate, in order to make provision for such taxes.

TAXATION OF NON-QUALIFIED ANNUITIES

TAX DEFERRAL DURING ACCUMULATION PERIOD
 Under existing provisions of the Code, except as described below, any in-crease in an owner's Accumulation Value is generally not taxable to the owner until amounts are received from the Contract, either in the form of annuity payments as contemplated by the Contract, or in some other form of distribu-tion. However, this rule allowing deferral applies only if (1) the invest-ments of Account B are "adequately diversified" in accordance with Treasury Department regulations, (2) Golden American, rather than the owner, is con-sidered the owner of the assets of Account B for federal income tax purposes, and (3) the owner is an individual. In addition to the foregoing, if the Con-tract's annuity commencement date occurs at a time when the annuitant is at an advanced age, such as over age 85, it is possible that the owner will be taxable currently on the annual increase in the Accumulation Value.

  Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset ac-count, such as the Divisions of Account B, are to be "adequately diversi-fied." If a Division of Account B failed to comply with these diversifica-tion standards, contracts based on that segregated asset account would not be treated as an annuity contract for federal income tax purposes and the owner would generally be taxable currently on the income on the contract (as defined in the tax law) beginning with the period of non-diversifica-tion. Golden American expects that the Divisions of Account B will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

  Ownership Treatment. In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Divisions of Account B, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise in-vestment control over the assets. In addition, the Treasury Department an-nounced, in connection with the issuance of regulations concerning invest-ment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the in-surance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may di-rect their investments to particular sub-accounts (of a segregated asset account) without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

  The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a seg-regated asset account. For example, the owner of this Contract has the choice of more investment options to which to allocate purchase payments and the Accumulation Value, and may be able to transfer among investment options more frequently, than in such rulings. These differences could re-sult in the owner being treated as the owner of all or a portion of the as-sets of Account B. In addition, Golden American does not know what stan-dards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Golden American therefore re-serves the right to modify the Contract as necessary to attempt to prevent Contract owners from being considered the owners of the assets of Account
  B. However, there is no assurance that such efforts would be successful.

  Frequently, if the IRS or the Treasury Department sets forth a new position which is adverse to taxpayers, the position is applied on a prospective ba-sis only. Thus, if the IRS or the Treasury Department were to issue regula-tions or a ruling which treated an owner of this Contract as the owner of Account B, that treatment might apply on a prospective basis. However, if the regulations or ruling were not considered to set forth a new position, an owner might retroactively be determined to be the owner of the assets of Account B.

  Non-Natural Owner. As a general rule, contracts held by "non-natural per-sons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax pur-poses. The income on such contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the owner of the contract during the taxable year. There are several exceptions to this general rule for non-natural owners. First, contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as an agent for a natural person. However, this special exception will not apply in the case of any employer who is the nominal owner of a contract under a non-qualified deferred compensation arrangement for its employees.

  In addition, exceptions to the general rule for non-natural owners will ap-ply with respect to (1) contracts acquired by an estate of a decedent by reason of the death of the decedent, (2) certain contracts issued in con-nection with qualified retirement plans, (3) contracts purchased by employ-ers upon the termination of certain qualified retirement plans, (4) certain contracts used in connection with structured settlement agreements, and (5) contracts purchased with a single purchase payment when the annuity start-ing date (as defined in the tax law) is no later than a year from purchase of the contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

  The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

TAXATION OF PARTIAL WITHDRAWALS AND SURRENDERS
 In the case of a partial withdrawal prior to the annuity commencement date, amounts received generally are includible in income to the extent the owner's cash value (determined without regard to any surrender charge, within the meaning of the tax law) before the surrender exceeds his or her "investment in the contract." In the case of a surrender of the Contract for the cash surrender value, amounts received are includible in income to the extent they exceed the "investment in the contract." For these purposes, the investment in the Contract at any time equals the total of the premium payments made un-der the Contract to that time (to the extent such payments were neither de-ductible when made nor excludable from income as, for example, in the case of certain contributions to IRAs and other qualified retirement plans) less any amounts previously received from the Contract which were not includible in income.

 In the case of systematic partial withdrawals, the amount of each withdrawal will generally be taxed in the same manner as a partial withdrawal made prior to the annuity commencement date, as described above. However, there is some uncertainty regarding the tax treatment of systematic partial withdrawals, and it is pos-sible that additional amounts may be includible in income.

 The Contract provides a death benefit that in certain circumstances may ex-ceed the greater of the premium payments and the Accumulation Value. As de-scribed elsewhere in this prospectus, Golden American imposes certain charges with respect to the death benefit. It is possible that some portion of those charges could be treated for federal tax purposes as a partial withdrawal from the Contract.

 In certain circumstances, surrender charges may be waived because of the own-er's need for extended medical care or because of the owner's terminal ill-ness. Distributions made in respect of which surrender charges are waived are treated as partial withdrawals or surrenders, as the case may be, for income tax purposes.

TAXATION OF ANNUITY PAYMENTS
 Normally, the portion of each annuity payment taxable as ordinary income is equal to the excess of the payment over the exclusion amount. In the case of fixed annuity payments, the exclusion amount is the amount determined by mul-tiplying (1) the fixed annuity payment by (2) the ratio of the "investment in the contract" (defined above), adjusted for any period certain or refund fea-ture, allocated to the fixed annuity option to the total expected amount of fixed annuity payments for the period of the Contract (determined under Trea-sury Department regulations). In the case of variable annuity payments, the exclusion amount for each variable annuity payment is a specified dollar amount equal to the investment in the Contract allocated to the variable an-nuity option when payments begin divided by the number of variable payments expected to be made (determined by Treasury Department regulations).

 Once the total amount of the investment in the Contract is excluded using these formulas, annuity payments will be fully taxable. If annuity payments cease because of the death of the annuitant and before the total amount of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction to the annuitant or beneficiary (depending upon the circumstances).

 If any amount is constructively received, within the meaning of the tax law, from a contract (which may occur when a death benefit becomes payable), such amount will be treated as a partial withdrawal or surrender for federal in-come tax purposes unless it is applied under an annuity option within 60 days after the time when such amount was constructively received. In any event, however, payments must comply with applicable Federal tax law distribution requirements.

TAXATION OF DEATH BENEFIT PROCEEDS
 Prior to the annuity commencement date, amounts may be distributed from a contract because of the death of an owner or, in certain circumstances, the death of the annuitant. Such death benefit proceeds are includible in income as follows: (1) if distributed in a lump sum, they are taxed in the same man-ner as a surrender, as described above, or (2) if distributed under an annu-ity option, they are taxed in the same manner as annuity payments, as de-scribed above. After the annuity commencement date, where a guaranteed period exists under an annuity option and the annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows: (1) if received in a lump sum, they are in-cludible in income to the extent that they exceed the unrecovered investment in the contract at that time, or (2) if distributed in accordance with the existing annuity option selected, they are fully excludable from income until the remaining investment in the contract is deemed to be recovered, and all annuity payments thereafter are fully includible in income.

ASSIGNMENTS, PLEDGES, AND GRATUITOUS TRANSFERS
 Other than in the case of contracts issued as IRAs or in connection with cer-tain other qualified retirement plans (which generally cannot be assigned or pledged), any assignment or pledge (or agreement to assign or pledge) of any portion of the value of the contract is treated for federal income tax pur-poses as a partial withdrawal of such amount or portion. The investment in the Contract is increased by the amount includible as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an owner transfers a contract without adequate consideration to a person other than the owner's spouse (or to a former spouse incident to divorce), the owner will be taxed on the difference between the cash surrender value (within the meaning of the tax law) and the investment in the contract at the time of transfer. In such case, the transferee's investment in the contract will be increased to re-flect the increase in the transferor's income.

SECTION 1035 EXCHANGES
 Code section 1035 provides that no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract, provided that no cash or other property is received in the exchange transac-tion. Special rules and procedures apply in order for an exchange to meet the requirements of section 1035. Also, there are additional tax considerations involved when the contracts are issued in connection with qualified retire-ment plans. Prospective owners of this Contract should consult a tax advisor before entering into a section 1035 exchange (with respect to non-qualified annuity contracts) or a trustee-to-trustee transfer or rollover (with respect to qualified annuity contracts).

PENALTY TAX ON PREMATURE DISTRIBUTIONS
 Where a contract has not been issued as an IRA or in connection with another qualified retirement plan, there generally is a 10% penalty tax on the tax-able amount of any payment from the contract unless the payment is: (a) re-ceived on or after the owner reaches age 59 1/2; (b) attributable to the own-er's becoming disabled (as defined in the tax law); (c) made on or after the death of the owner or, if the owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (d) made as a se-ries of substantially equal periodic payments (not less frequently than annu-ally) for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and a designated beneficiary (as de-fined in the tax law), or (e) made under a contract purchased with a single purchase payment when the annuity starting date (as defined in the tax law) is no later than a year from purchase of the contract and substantially equal periodic payments are made, not less frequently than annually, during the an-nuity period.

 In the case of systematic partial withdrawals, it is unclear whether such withdrawals will qualify for exception (d) above. (For reporting purposes, we currently treat such withdrawals as if they do not qualify for this excep-
 tion). In addition, if withdrawals are of interest amounts only, as is the case with systematic partial withdrawals from a Fixed Allocation, exception
 (d) will not apply.

AGGREGATION OF CONTRACTS
 In certain circumstances, the amount of an annuity payment, withdrawal or surrender from a contract that is includible in income is determined by com-bining some or all of the annuity contracts owned by an individual not issued in connection with qualified retirement plans. For example, if a person pur-chases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals and surrenders prior to the an-nuity commencement date) is includible in income. In addition, if a person purchases a Contract offered by this prospectus and also purchases at approx-imately the same time an immediate annuity, the IRS may treat the two con-tracts as one contract. The effects of such aggregation are not clear, howev-er, it could affect the time when income is taxable and the amount which might be subject to the 10% penalty tax described above.

IRA CONTRACTS AND OTHER QUALIFIED RETIREMENT PLANS

IN GENERAL
 In addition to issuing the Contracts as non-qualified annuities, Golden Amer-ican also currently issues the Contracts as IRAs. (As indicated above, in this prospectus, IRAs are referred to as "qualified plans.") Golden American may also issue the Contracts in connection with certain other types of quali-fied retirement plans which receive favorable treatment under the Code. Nu-merous special tax rules apply to the owners under IRAs and other qualified retirement plans and to the contracts used in connection with such plans. These tax rules vary according to the type of plan and the terms and condi-tions of the plan itself. For example, for both surrenders and annuity pay-ments under certain contracts issued in connection with qualified retirement plans, there may be no "investment in the contract" and the total amount re-ceived may be taxable. Also, special rules apply to the time at which distri-butions must commence and the form in which the distributions must be paid. Therefore, no attempt is made to provide more than general information about the use of contracts with the various types of qualified retirement plans. A qualified tax advisor should be consulted before purchase of a Contract in connection with a qualified retirement plan.

 When issued in connection with a qualified retirement plan, a Contract will be amended as necessary to conform to the requirements of the plan. However, owners, annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, Golden American is not bound by terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the Contract, unless Golden American consents.

INDIVIDUAL RETIREMENT ANNUITIES
 As indicated above, Golden American currently issues the Contract as an IRA. If the Contract is used for this purpose, the owner must be the annuitant.

  Premium Payments. Both the premium payments that may be paid, and the tax deduction that the owner may claim for such premium payments, are limited under an IRA. In general, the premium payments that may be made for an IRA for any year are limited to the lesser of $2,000 or 100% of the owner's earned income for the year. Also, in the case of an individual who has a noncompensated spouse, premium payments may be made into an IRA for the benefit of the spouse. In such a case, however, the premium payments that may be made for the spouse's IRA for any year are limited to the lesser of $2,000 or the excess of (1) $2,250 (or, if less, 100% of the individual's earned income) over (2) the individual's premium payments for his or her own IRA. An excise tax is imposed on IRA contributions that exceed the law's limits.

  The deductible amount of the premium payments made for an IRA for any tax-able year (including a contract for a noncompensated spouse) is limited to the amount of premium payments that may be paid for the contract for that year, or a lesser amount where the individual or his or her spouse is an active participant in certain qualified retirement plans. For a single per-son who is an active participant in a qualified retirement plan (including a qualified pension, profit-sharing, or annuity plan, a simplified employee pension plan, or a "section 403(b)" annuity plan, as discussed below) and who has adjusted gross income in excess of $35,000 may not deduct premium payments, and such a person with adjusted gross income between $25,000 and $35,000 may deduct only a portion of such payments. Also, married persons who file a joint return, one of whom is an active participant in a quali-fied retirement plan, and who have adjusted gross income in excess of $50,000 may not deduct premium payments, and those with adjusted gross in-come between $40,000 and $50,000 may deduct only a portion of such pay-ments. Married persons filing separately may not deduct premium payments if either the taxpayer or the taxpayer's spouse is an active participant in a qualified retirement plan.

  In applying these and other rules applicable to an IRA, all individual re-tirement accounts and IRAs owned by an individual are treated as one con-tract, and all amounts distributed during any taxable year are treated as one distribution.

  Tax Deferral During Accumulation Period. Until distributions are made from an IRA, increases in the Accumulation Value of the contract are not taxed.

  IRAs and individual retirement accounts (that may invest in this contract) generally may not invest in life insurance contracts, but an annuity con-tract that is issued as an IRA (or that is purchased by an individual re-tirement account) may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The Contract provides a death benefit that in certain circumstances may exceed the greater of the premium payments and the Accumulation Value. The IRS has approved the use of the Contract, as to form, as an IRA.

  Taxation of Distributions and Rollovers. If all premium payments made to an IRA were deductible, all amounts distributed from the Contract are included in the recipient's income when distributed. However, if nondeductible pre-mium payments were made to an IRA (within the limits allowed by the tax laws), a portion of each distribution from the Contract typically is in-cludible in income when it is distributed. In such a case, any amount dis-tributed as an annuity payment or in a lump sum upon death or surrender is taxed as described above in connection with such a distribution from a non-qualified contract, treating as the investment in the contract the sum of the nondeductible premium payments at the end of the taxable year in which the distribution commences or is made (less any amounts previously distrib-uted that were excluded from income). Also, in such a case, any amount dis-tributed upon a partial withdrawal is partially includible in income. The includible amount is the excess of the distribution over the exclusion amount, which in turn equals the distribution multiplied by the ratio of the investment in the Contract to the Accumulation Value.

  In any event, subject to the direct rollover and mandatory withholding re-quirements (discussed below), amounts may be "rolled over" from certain qualified retirement plans to an IRA (or from one IRA or indi-vidual retirement account to an IRA) without incurring current income tax if certain conditions are met. Only certain types of distributions to eli-gible individuals from qualified retirement plans, individual retirement accounts, and IRAs may be rolled over.

  Penalty Taxes. Subject to certain exceptions, a penalty tax is imposed on distributions from an IRA equal to 10% of the amount of the distribution includible in income. (Amounts rolled over from an IRA generally are ex-cludable from income.) The exceptions provide, however, that this penalty tax does not apply to distributions made to the owner (1) on or after age 59 1/2, (2) on or after death or because of disability (as defined in the tax law), or (3) as part of a series of substantially equal periodic pay-ments over the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and his or her beneficiary (as defined in the tax law). In addition to the foregoing, failure to comply with a minimum distribution requirement will result in the imposition of a penalty tax of 50% of the amount by which a minimum required distribution exceeds the actual distribution from an IRA. Under this requirement, dis-tributions of minimum amounts from an IRA as specified in the tax law must generally commence by April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2.

OTHER TYPES OF QUALIFIED RETIREMENT PLANS
 The following sections describe tax considerations of contracts used in con-nection with various types of qualified retirement plans other than IRAs. Golden American does not currently offer all of the types of qualified re-tirement plans described and may not offer them in the future. Prospective purchasers of contracts for use in connection with such qualified retirement plans should therefore contact Golden American's Customer Service Center to ascertain the availability of the Contract for qualified retirement plans at any given time.

  Simple Incentive Match Plans for Employees of Small Employers (Simple).
  Section 408(p) of the Code allows employers to establish Simple retirement account plans for its employees. The Code permits establishment of a plan under which employees may make contributions pursuant to salary reduction agreements, subject to limits as to amount. These plans may be adopted by employers with no more than 100 employees, if the employer has no other pension plan. Contributions to the plan by the employer on behalf of the employees match a percentage of the employees' contributions, subject to certain prescribed limits. Accounts established for the employees are IRAs with certain added restrictions on premature distributions and contribu-tions. Employers intending to use the contract in connection with such plans should seek competent advice.

  Simplified Employee Pensions (SEP-IRAs). Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employ-ees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make de-ductible contributions on behalf of the employees to IRAs. Employers in-tending to use the contract in connection with such plans should seek com-petent advice.

  Corporate and Self-Employed ("H.R. 10" or "Keogh") Pension and Profit-Shar-ing Plans. Sections 401(a) and 403(a) of the Code permit corporate employ-ers to establish various types of tax-favored retirement plans for employ-ees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed indi-viduals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans. The contract pro-vides a death benefit that in certain circumstances may exceed the greater of the premium payments and the Accumulation Value. It is possible that such death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be pro-vided under pension and profit sharing plans. In addition, the provision of such benefits may result in currently taxable income to participants. Em-ployers intending to use the contract in connection with such plans should seek competent advice.

  Section 403(b) Annuity Contracts. Section 403(b) of the Code permits public school employees, employees of certain types of charitable, educational and scientific organizations exempt from tax under section 501(c)(3) of the Code, and employees of certain types of State educa-tional organizations specified in section 170(b)(l)(A)(ii), to have their employers purchase annuity contracts for them and, subject to certain limi-tations, to exclude the amount of premium payments from gross income for federal income tax purposes. Purchasers of the contracts for use as a "Sec-tion 403(b) Annuity Contract" should seek competent advice as to eligibili-ty, limitations on permissible amounts of premium payments and other tax consequences associated with such contacts. In particular, purchasers and their advisors should consider that this contract provides a death benefit that in certain circumstances may exceed the greater of the premium pay-ments and the Accumulation Value. It is possible that such death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under a Section 403(b) Annuity Con-tract. Even if the death benefit under the contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract as part of his or her Section 403(b) Annuity Contract.

  Section 403(b) Annuity Contracts contain restrictions on withdrawals of (i) contributions made pursuant to a salary reduction agreement in years begin-ning after December 31, 1988, (ii) earnings on those contributions, and
  (iii) earnings after 1988 on amounts attributable to salary reduction con-tributions (and earnings on those contributions) held as of the last year beginning before January 1, 1989. These amounts can be paid only if theemployee has reached age 59 1/2, separated from service, died, become disabled (within the meaning of the tax law), or in the case of hardship. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. (These limitations on withdrawals do not apply to the extent Golden American is directed to transfer some or all of the Accumulation Value as a tax-free direct transfer to the issue of another Section 403(b) Annuity Contract or into a section 403(b)(7) custodial account subject to withdrawal restrictions which are at least as stringent.)

  Eligible Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current federal income taxes. The em-ployees must be participants in an eligible deferred compensation plan. To the extent the contract is used in connection with an eligible plan, the employer as owner of the contract has the sole right to the proceeds of the contract, until paid or made available to the participant or other recipi-ent, subject only to the claims of the employer's general creditors. Gener-ally, a contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the contracts in connection with such plans should seek competent advice.

SIMPLE SAVINGS PLANS
 Contracts funding Simple plans are subject to the same general rules as IRAs, however, there are several unique differences relating to contribution lim-its, employers contributions and premature distributions. In addition, be-cause this is an employer sponsored plan, certain Simple plan requirements are applicable to the employer and not the individual tax payer.

  Plan Requirements. Only employers with no more than 100 eligible employees may adopt a Simple plan. Eligible employees are those who have had at least $5,000 of compensation in the preceding year. The employer may not be a plan sponsor of any other qualified plan.

  Employer Contributions. The employer may elect to make non-elective 2% con-tributions for each employee or may elect a matching contribution from 1 to 3% varying each year, subject to certain restrictions. All employer contri-butions are immediately fully vested to the employee when made.

  Employee Contributions. Employee contributions of up to $6,000 of compensa-tion may be made by eligible employees. All employee contributions must be made by a salary reduction arrangement with their employer. Employee con-tributions may be for any percent of compensation.

  Distributions. Distributions from a Simple retirement account by an em-ployee are subject to the same rules as IRAs and the following additional rule. Any amount received from a Simple retirement account during the two year period and employee first participated in any qualified salary reduction arrange-ment is subject to a penalty equal to 25% of the amount of the distribution in addition to being fully taxable.

DIRECT ROLLOVERS AND FEDERAL INCOME TAX WITHHOLDING FOR "ELIGIBLE ROLLOVER DISTRIBUTIONS"
 In the case of an annuity contract used in connection with a pension, profit-sharing, or annuity plan qualified under sections 401(a) or 403(a) of the Code, or that is a Section 403(b) Annuity Contract, any "eligible rollover distribution" from the contract will be subject to direct rollover and manda-tory withholding requirements. An eligible rollover distribution generally is the taxable portion of any distribution from a qualified pension plan under section 401(a) of the Code, qualified annuity plan under Section 403(a) of the Code, or Section 403(b) Annuity or custodial account, excluding certain amounts (such as minimum distributions required under section 401(a)(9) of the Code and distributions which are part of a "series of substantially equal periodic payments" made for the life (or life expectancy) of the employee, or for the joint lives (or joint life expectancies) of the employee and the em-ployee's designated beneficiary (within the meaning of the tax law), or for a specified period of 10 years or more).

 Under these new requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the contract, discussed below, the taxpayer cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not ap-ply to that portion of the eligible rollover distribution which, instead of receiving, the taxpayer elects to have directly transferred to certain eligi-ble retirement plans (such as to this contract when issued as an IRA).

 If this contract is issued in connection with a pension, profit-sharing, or annuity plan qualified under sections 401(a) or 403(a) of the Code, or is a
 Section 403(b) Annuity Contract, then, prior to receiving an eligible rollover distribution, the owner will receive a notice (from the plan admin-istrator or Golden American) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

FEDERAL INCOME TAX WITHHOLDING
Golden American will withhold and remit to the federal government a part of the taxable portion of each distribution made under the Contract unless the distributee notifies Golden American at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circum-stances, Golden American may be required to withhold tax, as explained above. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, the withholding rate applicable to the taxable portion of non-periodic payments (including surrenders prior to the annuity commencement date) is 10%. Regard-less of whether you elect to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the pay-ment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

 UNAUDITED FINANCIAL STATEMENTS

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                   CONDENSED STATEMENTS OF INCOME (UNAUDITED)

                                                                          POST-ACQUISITION           PRE-ACQUISITION
                                                                         ------------------ ----------------------------------
                                                                           FOR THE PERIOD   FOR THE PERIOD
                                                                          AUGUST 14, 1996    JULY 1, 1996     FOR THE THREE
                                                                              THROUGH           THROUGH        MONTHS ENDED
                                                                         SEPTEMBER 30, 1996 AUGUST 13, 1996 SEPTEMBER 30, 1995
                                                                         ------------------ --------------- ------------------
                                                                           (CURRENT YEAR)   (CURRENT YEAR)   (PRECEDING YEAR)
                                                                                            (IN THOUSANDS)
REVENUES:
Annuity and life product fees and policy charges........................      $ 2,397           $ 2,690          $ 4,838
Management fee revenue..................................................          280               280              740
Net investment income...................................................        1,656             1,381              857
Realized gains (losses) on investments..................................           --                (2)              83
Other income............................................................          143                16               16
                                                                              -------           -------          -------
                                                                                4,476             4,365            6,534
BENEFITS AND EXPENSES:
Insurance operation benefits:
 Interest credited to account balances..................................        1,624             1,270              440
 Benefit claims incurred in excess of account balances..................          (25)              158              273
Underwriting, acquisition, and insurance expenses:
 Commissions............................................................        2,118             2,696            1,968
 General expenses.......................................................        1,517             1,920            3,738
 Insurance taxes........................................................          160               726              140
 Policy acquisition costs deferred......................................       (2,625)           (3,077)          (2,390)
 Amortization:
  Deferred policy acquisition costs.....................................          176             1,142              763
  Present value of in force acquired....................................          915               297              537
  Goodwill..............................................................          196                --               --
                                                                              -------           -------          -------
                                                                                4,056             5,132            5,469
                                                                              -------           -------          -------
                                                                                  420              (767)           1,065
Income tax expense (benefit):
 Current................................................................          147                --               --
 Deferred...............................................................           --            (1,463)              --
                                                                              -------           -------          -------
                                                                                  147            (1,463)              --
                                                                              -------           -------          -------
Net Income..............................................................      $   273           $   696          $ 1,065
                                                                              =======           =======          =======


                            See accompanying notes.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                   CONDENSED STATEMENTS OF INCOME (UNAUDITED)

                                                                          POST-ACQUISITION           PRE-ACQUISITION
                                                                         ------------------ ----------------------------------
                                                                           FOR THE PERIOD   FOR THE PERIOD
                                                                          AUGUST 14, 1996   JANUARY 1, 1996    FOR THE NINE
                                                                              THROUGH           THROUGH        MONTHS ENDED
                                                                         SEPTEMBER 30, 1996 AUGUST 13, 1996 SEPTEMBER 30, 1995
                                                                         ------------------ --------------- ------------------
                                                                           (CURRENT YEAR)   (CURRENT YEAR)   (PRECEDING YEAR)
                                                                                            (IN THOUSANDS)
REVENUES:
Annuity and life product fees and policy charges........................       $2,397           $12,259          $13,922
Management fee revenue..................................................          280             1,390              740
Net investment income...................................................        1,656             4,990            1,978
Realized gains (losses) on investments..................................           --              (420)              71
Other income............................................................          143                70               44
                                                                               ------           -------          -------
                                                                                4,476            18,289           16,755
BENEFITS AND EXPENSES:
Insurance operation benefits:
 Interest credited to account balances..................................        1,624             4,355              842
 Benefit claims incurred in excess of account balances..................          (25)              915            1,460
Underwriting, acquisition, and insurance expenses:
 Commissions............................................................        2,118            16,549            5,344
 General expenses.......................................................        1,517             9,422           10,058
 Insurance taxes........................................................          160             1,225              652
 Policy acquisition costs deferred......................................       (2,625)          (19,300)          (7,101)
 Amortization:
  Deferred policy acquisition costs.....................................          176             2,436            2,121
  Present value of in force acquired....................................          915               951            1,203
  Goodwill..............................................................          196                --               --
                                                                               ------           -------          -------
                                                                                4,056            16,553           14,579
                                                                               ------           -------          -------
                                                                                  420             1,736            2,176
Income tax expense (benefit):
 Current................................................................          147                --               --
 Deferred...............................................................           --            (1,463)              --
                                                                               ------           -------          -------
                                                                                  147            (1,463)              --
                                                                               ------           -------          -------
Net Income..............................................................       $  273           $ 3,199          $ 2,176
                                                                               ======           =======          =======

                            See accompanying notes.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                      CONDENSED BALANCE SHEETS (UNAUDITED)

                                                                                            POST-ACQUISITION   PRE-ACQUISITION
                                                                                           SEPTEMBER 30, 1996 DECEMBER 31, 1995
                                                                                           ------------------ -----------------
                                                                                                      (IN THOUSANDS)
ASSETS:
Investments:
 Fixed maturities, available for sale, at market
  (cost: 1996 -- $175,339; 1995 -- $48,671)...............................................     $  175,199        $   49,629
 Equity securities, at market (cost: 1996 -- $31;
  1995 -- $27)............................................................................             27                29
 Policy loans.............................................................................          4,159             2,021
 Short-term investments...................................................................         27,887            15,614
                                                                                               ----------        ----------
  Total Investments.......................................................................        207,272            67,293
 Cash and cash equivalents................................................................          9,529             5,046
 Accrued investment income................................................................          3,699               768
 Deferred policy acquisition costs........................................................          2,449            67,314
 Intangible assets........................................................................         39,011                --
 Present value of in force acquired.......................................................         84,881             6,057
 Other assets.............................................................................          2,528             7,626
 Separate account assets..................................................................      1,151,614         1,048,953
                                                                                               ----------        ----------
  Total Assets............................................................................     $1,500,983        $1,203,057
                                                                                               ==========        ==========
LIABILITIES AND SHAREHOLDER'S EQUITY:
Policy liabilities and accruals:
 Annuity and insurance reserves...........................................................     $  194,239        $   33,673
 Unearned revenue reserve.................................................................            749             6,556
Current income taxes......................................................................            147                --
Due to affiliates.........................................................................          2,766               675
Accrued expenses and other liabilities....................................................         11,467            15,075
Separate account liabilities..............................................................      1,151,614         1,048,953
                                                                                               ----------        ----------
  Total Liabilities.......................................................................      1,360,982         1,104,932

Commitments and contingent liabilities

SHAREHOLDER'S EQUITY:
 Common stock.............................................................................          2,500             2,500
 Preferred stock..........................................................................             --            50,000
 Additional paid-in capital...............................................................        137,372            45,030
 Unrealized appreciation (depreciation) of fixed maturities...............................           (140)              656
 Unrealized appreciation (depreciation) of equity securities..............................             (4)                2
 Retained earnings (deficit)..............................................................            273               (63)
                                                                                               ----------        ----------
  Total Shareholder's Equity..............................................................        140,001            98,125
                                                                                               ----------        ----------
  Total Liabilities and Shareholder's Equity..............................................     $1,500,983        $1,203,057
                                                                                               ==========        ==========

                            See accompanying notes.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                 CONDENSED STATEMENTS OF CASH FLOWS (UNAUDITED)

                                                                          POST-ACQUISITION           PRE-ACQUISITION
                                                                         ------------------ ----------------------------------
                                                                           FOR THE PERIOD   FOR THE PERIOD
                                                                          AUGUST 14, 1996   JANUARY 1, 1996    FOR THE NINE
                                                                              THROUGH           THROUGH        MONTHS ENDED
                                                                         SEPTEMBER 30, 1996 AUGUST 13, 1996 SEPTEMBER 30, 1995
                                                                         ------------------ --------------- ------------------
                                                                           (CURRENT YEAR)   (CURRENT YEAR)   (PRECEDING YEAR)
                                                                                            (IN THOUSANDS)
Net cash provided by (used in) operating activities.....................      $ (3,813)        $  (4,750)        $  3,451
INVESTING ACTIVITIES
Sale, maturity or repayment of investments:
 Fixed maturities -- available for sale.................................           391            55,511           13,078
 Short-term investments -- net..........................................            --               364               --
                                                                              --------         ---------         --------
                                                                                   391            55,875           13,078
Acquisition of investments:
 Fixed maturities -- available for sale.................................            --          (184,589)         (41,648)
 Policy loans -- net....................................................          (161)           (1,977)            (847)
 Short-term investments -- net..........................................       (12,626)               --           (4,548)
                                                                              --------         ---------         --------
                                                                               (12,787)         (186,566)         (47,043)
Purchase of property and equipment......................................           (15)               --               --
                                                                              --------         ---------         --------
Net cash used in investing activities...................................       (12,411)         (130,691)         (33,965)

FINANCING ACTIVITIES
Investment contract deposits............................................        18,938           149,750           29,937
Investment contract withdrawals.........................................          (840)          (10,981)          (1,043)
Contributions of capital by parent......................................            --                --            3,443
Dividends paid on preferred stock.......................................            --              (719)          (2,557)
                                                                              --------         ---------         --------
Net cash provided by financing activities...............................        18,098           138,050           29,780
                                                                              --------         ---------         --------
Increase (decrease) in cash and cash equivalents........................         1,874             2,609             (734)
Cash and cash equivalents at beginning of period........................         7,655             5,046            3,316
                                                                              --------         ---------         --------
Cash and cash equivalents at end of period..............................      $  9,529         $   7,655         $  2,582
                                                                              ========         =========         ========


                            See accompanying notes.

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

              NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 -- BASIS OF PRESENTATION

  The accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim finan-cial information and the instructions to Form 10-Q and Article 10 of Regula-tion S-X. Accordingly, they do not include all of the information and foot-notes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been included. All adjustments were of a normal recurring nature, unless otherwise noted in Management's Discussion and Analysis and the Notes to Financial Statements. Operating results for the periods August 14, 1996 through September 30, 1996, July 1, 1996 through Au-gust 13, 1996 and January 1, 1996 through August 13, 1996 are not necessarily indicative of the results that may be expected for periods reported at Decem-ber 31, 1996. For further information, refer to the financial statements and footnotes thereto included in the Golden American Life Insurance Company An-nual Report on Form 10-K for the year ended December 31, 1995.

  On August 13, 1996, Equitable of Iowa Companies ("Equitable") acquired all of the outstanding capital stock of BT Variable, Inc. (Golden American Life Insurance Company's parent) from Whitewood Properties Corporation ("White-wood") pursuant to the terms of a Stock Purchase Agreement dated as of May 3, 1996 between Equitable and Whitewood (the "Purchase Agreement"). Refer to Note 6 for additional information.

  For financial statement purposes, the change in control of Golden American Life Insurance Company ("Golden American") through the acquisition to BT Vari-able, Inc. ("BT Variable") was accounted for as a purchase acquisition effec-tive August 14, 1996. The effects of the acquisition have resulted in a new basis of accounting reflecting estimated fair values for assets and liabili-ties at that date. As a result, Golden American's financial statements for pe-riods subsequent to August 13, 1996, are presented on the Post-Acquisition new basis of accounting, while the financial statements for August 13, 1996 and prior periods are presented on the Pre-Acquisition historical cost basis of accounting.

  For purposes of the condensed statements of cash flows, the company consid-ers all demand deposits and interest bearing accounts not related to the in-vestment function to be cash equivalents. All interest-bearing accounts clas-sified as cash equivalents have original maturities of three months or less.

  Certain amounts in the 1995 financial statements have been reclassified to conform to the 1996 financial statement presentation.

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

NOTE 2--INVESTMENTS

  At September 30, 1996 and December 31, 1995, amortized cost, gross unrealized gains and losses and estimated market values of fixed maturity se-curities designated as available for sale are as follows:

AVAILABLE FOR SALE                             POST-ACQUISITION
------------------       ------------------------------------------------------------
                         AMORTIZED GROSS UNREALIZED GROSS UNREALIZED ESTIMATED MARKET
SEPTEMBER 30, 1996         COST         GAINS            LOSSES           VALUE
------------------       --------- ---------------- ---------------- ----------------
                                                (IN THOUSANDS)
U.S. government and
 governmental agencies
 and authorities:
 Mortgage-backed
  securities............ $  2,855        $  3                            $  2,858
 Other..................    2,680          --            $  (4)             2,676
Public utilities........   39,536          78              (80)            39,534
Investment grade
 corporate..............  127,628         183             (322)           127,489
Mortgage-backed
 securities.............    2,640           3               (1)             2,642
                         --------        ----            -----           --------
Total available for
 sale................... $175,339        $267            $(407)          $175,199
                         ========        ====            =====           ========

                                               PRE-ACQUISITION
                         ------------------------------------------------------------
                         AMORTIZED GROSS UNREALIZED GROSS UNREALIZED ESTIMATED MARKET
DECEMBER 31, 1995          COST         GAINS            LOSSES           VALUE
-----------------        --------- ---------------- ---------------- ----------------
                                                (IN THOUSANDS)
U.S. government and
 governmental agencies
 and authorities--
 Other..................  $13,334        $176                            $13,510
Public utilities........    5,276          26                              5,302
Investment grade
 corporate..............   27,042         700             $(31)           27,711
Mortgage-backed
 securities.............    3,019          87               --             3,106
                          -------        ----             ----           -------
Total available for
 sale...................  $48,671        $989             $(31)          $49,629
                          =======        ====             ====           =======

  No fixed maturity securities were designated as held for investment at Sep-tember 30, 1996 or December 31, 1995. Short-term investments with maturities of 30 days or less have been excluded from the above schedules. Amortized cost approximates market value for these securities.

  Amortized cost and estimated market value of debt securities at September 30, 1996, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                               ESTIMATED MARKET
   AVAILABLE FOR SALE                           AMORTIZED COST      VALUE
   ------------------                           -------------- ----------------
                                                        (IN THOUSANDS)
   Due within one year.........................    $ 15,033        $ 15,046
   Due after one year through five years.......     129,852         129,787
   Due after five years through ten years......      22,109          21,990
   Due after ten years.........................       2,850           2,876
                                                   --------        --------
                                                    169,844         169,699
   Mortgage-backed securities..................       5,495           5,500
                                                   --------        --------
   Total available for sale....................    $175,339        $175,199
                                                   ========        ========

NOTE 3--RELATED PARTY TRANSACTIONS

  In the fourth quarter of 1995, the service agreement between Directed Serv-ices, Inc. ("DSI") and Golden American was amended to provide for a management fee from DSI to Golden Ameri-

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY
can for certain managerial and supervisory services provided by Golden Ameri-can. This fee, calculated as a percentage of average assets in the variable separate accounts was $560,000 in the third quarter of 1996 and $1,670,000 in the first nine months of 1996.

NOTE 4--SHAREHOLDER'S EQUITY

  On September 23, 1996, EIC Variable, Inc. (formally known as BT Variable, Inc.) contributed $50,000,000 of Preferred Stock to the company's additional paid-in capital.

NOTE 5--COMMITMENTS AND CONTINGENCIES

  In a transaction that closed on September 30, 1992, Bankers Trust Company ("Bankers Trust") acquired from Mutual Benefit Life Insurance Company in Reha-bilitation ("Mutual Benefit"), in accordance with the terms of an Exchange Agreement, all of the issued and outstanding capital stock of Golden American and DSI and certain related assets for consideration with an aggregate value of $13,200,000 and contributed them to BT Variable. The transaction involved settlement of pre-existing claims of Bankers Trust against Mutual Benefit. The ultimate value of these claims has not yet been determined by the Superior Court of New Jersey and, prior to August 13, 1996, was contingently supported by a $5,000,000 note payable from Golden American and a $6,000,000 letter of credit from Bankers Trust. Bankers Trust had estimated that the contingent li-ability due from Golden American amounted to $439,000 at August 13, 1996 and December 31, 1995. At August 13, 1996 the balance of the escrow account estab-lished to fund the contingent liability was $4,293,000 ($4,150,000 at December 31, 1995).

  On August 13, 1996, Bankers Trust made a cash payment to Golden American in an amount equal to the balance of the escrow account less the $439,000 contin-gent liability discussed above. In exchange, Golden American irrevocably as-signed to Bankers Trust all of Golden American's rights to receive any amounts to be disbursed from the escrow account in accordance with the terms of the Exchange Agreement. Bankers Trust also irrevocably agreed to make all payments becoming due under the Golden American note and to indemnify Golden American for any liability arising from the note.

  In the ordinary course of business, the company is engaged in litigation, none of which management believes is material.

NOTE 6--ACQUISITION

  On August 13, 1996, Equitable acquired all of the outstanding capital stock of BT Variable from Whitewood, a wholly-owned subsidiary of Bankers Trust, pursuant to the terms of the Purchase Agreement dated as of May 3, 1996 be-tween Equitable and Whitewood. As noted above, BT Variable, in turn, owned all the outstanding capital stock of Golden American and all of the outstanding capital stock of DSI. In exchange for the outstanding capital stock of BT Variable, Equitable paid the sum of $93,000,000 in cash to Whitewood in accor-dance with the terms of the Purchase Agreement. Equitable also paid the sum of $51,000,000 in cash to Bankers Trust to retire certain debt owed by BT Vari-able to Bankers Trust pursuant to a revolving credit arrangement. On August 14, 1996, BT Variable, Inc. was formally renamed EIC Variable, Inc.

  The purchase price was allocated to the three companies purchased--BT Vari-able, DSI and Golden American. Goodwill was established for the excess cost over net assets acquired plus $965,000 of estimated acquisition costs and pushed down to Golden American. The allocation of the purchase price is pre-liminary with respect to the final settlement of taxes with Bankers Trust and estimated acquisition costs and, as a result, goodwill may change. The alloca-tion of the purchase price to Golden American was approximately $139,872,000. The amount of goodwill relating to the acquisition was $39,207,000 at August 13, 1996, and is being amortized over 25 years on a straight line basis.

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

  The following unaudited pro forma information is presented as if the acqui-sition had occurred on January 1, 1995. The information is combined to reflect the purchase accounting in the pre-acquisition periods of January 1, 1996 through August 13, 1996 and for the nine months ended September 30, 1995. This information is intended for informational purposes only and may not be indica-tive of the company's future results of operations.

                                             9 MONTHS ENDED     9 MONTHS ENDED
                                           SEPTEMBER 30, 1996 SEPTEMBER 30, 1995
                                           ------------------ ------------------
                                                      (IN THOUSANDS)
   Revenues...............................      $23,878            $18,446
   Net income.............................          854                684

  The primary pro forma effects are revised amortization of deferred policy acquisition costs, present value of in force acquired, unearned revenue, good-will and the elimination of deferred tax benefits.

  A portion of the acquisition cost was allocated to the right to receive fu-ture cash flows from the insurance contracts existing with Golden American at the date of acquisition. This allocated cost represents the present value of in force acquired ("PVIF") which reflects the estimated fair value of those purchased policies. The expected future cash flows used to determine the fair value are based on actuarially determined projected net cash flows from the acquired insurance contracts.

  An analysis of the PVIF asset is as follows:

                                                                                              POST-ACQUISITION  PRE-ACQUISITION
                                                                                             ------------------ ---------------
                                                                                               FOR THE PERIOD   FOR THE PERIOD
                                                                                              AUGUST 14, 1996   JANUARY 1, 1996
                                                                                                  THROUGH           THROUGH
                                                                                             SEPTEMBER 30, 1996 AUGUST 13, 1996
                                                                                             ------------------ ---------------
                                                                                                       (IN THOUSANDS)
   Beginning balance........................................................................      $85,796           $ 6,057
   Imputed interest.........................................................................          822               273
   Amortization.............................................................................       (1,737)           (1,229)
   Adjustment for unrealized gains on available for sale securities.........................           --                16
                                                                                                  -------           -------
   Ending balance...........................................................................      $84,881           $ 5,117
                                                                                                  =======           =======

  Interest is imputed on the unamortized balance of PVIF at rates of 7.70% to 7.80%. PVIF is charged to expense and adjusted for the unrealized gains (loss-es) on available for sale securities. Based on current conditions and assump-tions as to the effect of future events on acquired policies in force, the ex-pected approximate amortization for the fourth quarter of 1996 and the next five years, relating to the balance of the PVIF as of September 30, 1996, is as follows:

     YEAR                                                            AMOUNT
     ----                                                         --------------
                                                                  (IN THOUSANDS)
   4th quarter 1996.............................................     $ 1,830
     1997.......................................................       9,664
     1998.......................................................      10,109
     1999.......................................................       9,243
     2000.......................................................       7,919
     2001.......................................................       6,798

 AUDITED FINANCIAL STATEMENTS

                        REPORT OF INDEPENDENT AUDITORS



Board of Directors and Stockholder
Golden American Life Insurance Company

  We have audited the accompanying balance sheets of Golden American Life In-surance Company (the "Company") as of December 31, 1995 and 1994 and the re-lated statements of operations, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Golden American Life In-surance Company at December 31, 1995 and 1994, and the results of its opera-tions and its cash flows for each of the three years in the period ended De-cember 31, 1995, in conformity with generally accepted accounting principles.


                                          /s/ Ernst & Young LLP




Philadelphia, Pennsylvania
February 12, 1996,
except for Note 10, as to
which the date is August 13, 1996

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                                 BALANCE SHEETS

                      (IN THOUSANDS, EXCEPT SHARE AMOUNT)

                                                                DECEMBER 31
                                                           ----------------------
                                                              1995        1994
                                                           ----------  ----------
ASSETS
Investments:
 Fixed maturities at market value (amortized cost $48,671
 and $ --)...............................................  $   49,629  $       --
 Fixed maturities held to maturity, at amortized cost
 (market -- $2,659)......................................          --       2,749
 Short-term investments, at cost, which approximates
 market..................................................      15,614      13,933
 Equity securities, at market (cost $27 and $17).........          29          16
 Policy loans............................................       2,021         513
                                                           ----------  ----------
  Total investments......................................      67,293      17,211
Cash.....................................................        (323)      3,316
Accrued investment income................................         768          92
Due from affiliates and separate accounts................       1,127         963
Deferred policy acquisition costs........................      67,314      60,662
Unamortized cost assigned to insurance contracts in
force....................................................       6,057       7,620
Funds held in escrow pursuant to an Exchange Agreement...       4,150       2,757
Due from reinsurers......................................       2,062       1,713
Other assets.............................................         287         134
Separate account assets..................................   1,048,953     950,292
                                                           ----------  ----------
  Total assets...........................................  $1,197,688  $1,044,760
                                                           ==========  ==========
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
 Insurance and annuity reserves (including $1,641 and $17
 of unamortized deferred sales load).....................  $   33,673  $    1,051
 Due to affiliates and separate accounts.................         675         660
 Accrued expenses and other liabilities..................       1,329       1,053
 Payable for investment purchases........................       7,938          --
 Unearned revenue........................................       6,556       1,759
 Adjustable principal amount promissory note, 7.50%, due
 1997....................................................         439         439
 Separate account liabilities (including $41,566 and
 $48,924 of unamortized deferred sales load).............   1,048,953     950,292
                                                           ----------  ----------
  Total liabilities......................................   1,099,563     955,254
Commitments and contingencies
STOCKHOLDER'S EQUITY
Common stock, par value $10 per share, authorized,
issued, and outstanding 250,000 shares...................       2,500       2,500
Redeemable preferred stock, par value $5,000 per share,
50,000 shares authorized, 10,000 issued and outstanding..      50,000      50,000
Additional paid-in capital...............................      45,030      37,086
Net unrealized appreciation/(depreciation) of
securities...............................................         658          (1)
Retained earnings (deficit)..............................         (63)        (79)
                                                           ----------  ----------
 Total stockholder's equity..............................      98,125      89,506
                                                           ----------  ----------
  Total liabilities and stockholder's equity.............  $1,197,688  $1,044,760
                                                           ==========  ==========


                            See accompanying notes.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS

                                 (IN THOUSANDS)

                                                    YEAR ENDED DECEMBER 31
                                                   ---------------------------
                                                    1995      1994      1993
                                                   -------  --------  --------
REVENUES
Variable life and annuity product fees and policy
charges..........................................  $18,388  $ 17,519  $ 10,192
Management fee revenue...........................      987        --        --
Net investment income............................    2,818       560       216
Realized capital gain (loss).....................      297        65        35
                                                   -------  --------  --------
Total revenues...................................   22,490    18,144    10,443
EXPENSES
Policy benefits..................................    3,146        35     1,747
Commissions and overrides........................    7,653    16,741    34,260
Salaries, benefits and other employee-related
costs............................................    6,601     5,866        --
Financing charges and interest...................       --     1,962       726
Other general, administrative, and operating
expenses.........................................    7,268     7,665     9,248
Deferral of policy acquisition costs.............   (9,804)  (23,119)  (37,129)
Amortization of deferred policy acquisition
costs............................................    2,710     4,608     2,027
Amortization of cost assigned to insurance
contracts in force...............................    1,552     2,164     1,357
                                                   -------  --------  --------
Total expenses...................................   19,126    15,922    12,236
                                                   -------  --------  --------
Net income (loss)................................  $ 3,364  $  2,222  $ (1,793)
                                                   =======  ========  ========




                            See accompanying notes.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                 STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                      (IN THOUSANDS, EXCEPT SHARE AMOUNT)

                                                                           UNREALIZED
                          SHARES   SHARES                    ADDITIONAL   APPRECIATION    RETAINED      TOTAL
                          COMMON  PREFERRED COMMON PREFERRED  PAID-IN   (DEPRECIATION) OF EARNINGS  STOCKHOLDER'S
                           STOCK    STOCK   STOCK    STOCK    CAPITAL      SECURITIES     (DEFICIT)    EQUITY
                          ------- --------- ------ --------- ---------- ----------------- --------- -------------
Balances at January 1,
1993....................  150,000           $1,500            $13,336         $ 14         $  (508)    $14,342
Issuance of common
stock...................  100,000            1,000                                                       1,000
Contribution of
capital.................                                       15,000                                   15,000
Net loss................                                                                    (1,793)     (1,793)
Change in unrealized
appreciation of
securities..............                                                        48              --          48
                          -------  -------  ------  -------   -------         ----         -------     -------
Balances at December 31,
1993....................  250,000       --   2,500       --    28,336           62          (2,301)     28,597
Issuance of preferred
stock...................           10,000          $50,000                                             50,000
Contribution of
capital.................                                        8,750                                    8,750
Net income..............                                                                     2,222       2,222
Change in unrealized
depreciation of
securities..............                                                       (63)                        (63)
                          -------  -------  ------  -------   -------         ----         -------     -------
Balances at December 31,
1994....................  250,000   10,000   2,500   50,000    37,086           (1)            (79)     89,506
Contribution of
capital.................                                        7,944                                    7,944
Net income..............                                                                     3,364       3,364
Preferred stock
dividends...............                                                                    (3,348)     (3,348)
Change in unrealized
appreciation of
securities..............                                                       659                         659
                          -------  -------  ------  -------   -------         ----         -------     -------
Balances at December 31,
1995....................  250,000   10,000  $2,500  $50,000   $45,030         $658         $   (63)    $98,125
                          =======  =======  ======  =======   =======         ====         =======     =======

                            See accompanying notes.

                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                            STATEMENTS OF CASH FLOWS

                                 (IN THOUSANDS)

                                                     YEAR ENDED DECEMBER 31
                                                   ----------------------------
                                                     1995      1994      1993
                                                   --------  --------  --------
OPERATING ACTIVITIES
Net income (loss)................................  $  3,364  $  2,222  $ (1,793)
Adjustments to reconcile net income (loss) to net
cash provided by (used in) operating activities:
 Amortization of deferred policy acquisition
 costs...........................................     2,710     4,608     2,027
 Amortization of costs assigned to insurance
 contracts in force..............................     1,552     2,164     1,357
 Change in unearned revenue......................     4,949     1,594    (1,141)
 Increase in accrued investment income...........      (676)      (24)       (1)
 Change in due to/from affiliates and separate
 accounts........................................      (149)   (3,299)    2,976
 Changes in other assets, accrued expenses and
 other liabilities...............................      (226)   (1,552)       42
 Policy acquisition costs deferred...............    (9,804)  (23,119)  (37,129)
 Change in insurance and annuity reserves........     4,664    (1,370)      550
 Net amortization of premium (discount) on fixed
 maturity investments and funds held in escrow...      (142)       13        --
                                                   --------  --------  --------
Net cash provided by (used in) operating
activities.......................................     6,242   (18,763)  (33,112)
INVESTING ACTIVITIES
Purchases of fixed maturities....................   (61,723)     (857)     (543)
Sales of fixed maturities........................    23,729       319       552
Purchases of common stock........................       (10)       (7)     (260)
Sales of common stock............................        --       250       240
(Increase) decrease in policy loans..............    (1,508)     (369)      202
Funds held in escrow pursuant to an Exchange
Agreement........................................    (1,242)   (1,382)   (1,375)
                                                   --------  --------  --------
Net cash used in investing activities............   (40,754)   (2,046)   (1,184)
FINANCING ACTIVITIES
(Retirement) issuances of short-term debt........        --   (40,000)   33,600
Investment contract deposits.....................    29,501        --        --
Investment contract withdrawals..................    (1,543)       --        --
Issuance of common stock.........................        --        --     1,000
Issuance of preferred stock......................        --    50,000        --
Preferred stock dividend paid....................    (3,348)       --        --
Contribution of capital by parent................     7,944     8,750    15,000
                                                   --------  --------  --------
Net cash provided by financing activities........    32,554    18,750    49,600
                                                   --------  --------  --------
Net (decrease) increase in cash and short-term
investments......................................    (1,958)   (2,059)   15,304
Cash and short-term investments at beginning of
year.............................................    17,249    19,308     4,004
                                                   --------  --------  --------
Cash and short-term investments at end of year...  $ 15,291  $ 17,249  $ 19,308
                                                   ========  ========  ========


                            See accompanying notes.

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1995

1. ORGANIZATION
  Effective September 30, 1992, Golden American Life Insurance Company ("Golden American") became a wholly-owned subsidiary of BT Variable, Inc. ("BTV"), an indirect wholly-owned subsidiary of Bankers Trust Company ("Bank-ers Trust"). Previously, Golden American was owned by Mutual Benefit Life In-surance Company in Rehabilitation ("Mutual Benefit"). Golden American is pri-marily engaged in the issuance of variable insurance products and is licensed as a life insurance company in the District of Columbia and all states except New York. Effective December 30, 1993, Golden American was redomesticated from the State of Minnesota to the State of Delaware.

  In a transaction that closed on September 30, 1992, Bankers Trust acquired from Mutual Benefit, in accordance with the terms of an Exchange Agreement, all of the issued and outstanding capital stock of Golden American and Di-rected Services, Inc. ("DSI"), an affiliate of Golden American, and certain related assets and contributed them to BTV. The portion of the aggregate con-sideration exchanged by Bankers Trust, allocable to Golden American, was val-ued at approximately $11,600 thousand, subject to subsequent adjustment pursu-ant to the Exchange Agreement. This allocation was based primarily on the estimated value of insurance contracts in force and also included the acquisi-tion of net tangible assets of $400 thousand. The transaction involved settle-ment of pre-existing claims of Bankers Trust against Mutual Benefit. The ulti-mate value of these claims has not yet been determined by the Superior Court of New Jersey and is contingently supported by a $5,000 thousand note payable from Golden American and a $6,000 thousand letter of credit from Bankers Trust. The Golden American note is secured by a pledge of Golden American's right to receive certain deferred sales loads. Bankers Trust has estimated that the contingent liability due from Golden American amounted to $439 thou-sand at December 31, 1995 and 1994. Golden American deposited with an escrow agent $1,225 thousand and $1,300 thousand in 1995 and 1994, respectively, pur-suant to certain provisions of the Exchange Agreement.

  In addition, concurrent with the closing, Bankers Trust entered into an agreement with Golden American to cause Golden American, commencing with the closing and for so long as Bankers Trust continues to own, directly or indi-rectly, all the issued and outstanding capital stock of Golden American, to have at all times statutory capital and surplus of no less than the sum of (i) $5,000 thousand and (ii) an amount equal to 1% of the statutory-basis separate account liabilities of Golden American. During 1995, 1994, and 1993 BTV con-tributed additional capital and paid-in surplus of $7,944 thousand, $8,750 thousand, and $16,000 thousand, respectively, to Golden American. In 1994, Golden American issued $50,000 thousand of preferred stock that was purchased by BTV for $50,000 thousand in cash.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
  The preparation of the financial statements in conformity with generally ac-cepted accounting principles requires management to make estimates and assump-tions that affect the amounts reported in the financial statements and accom-panying notes. Actual results could differ from those estimates.

Basis of Presentation
  The accompanying financial statements have been presented in accordance with generally accepted accounting principles ("GAAP"). The acquisition of Golden American has been accounted for as a purchase by Bankers Trust and, according-ly, the acquired assets and liabilities were recorded at their estimated fair values at September 30, 1992. In accordance with requirements of the Securi-ties and Exchange Commission, this new basis of accounting has been "pushed down" to Golden American.

Investments
  Fixed maturities are considered available for sale and are carried at market in 1995. Previously fixed maturities were treated as held until maturity and carried at cost. Short-term investments are carried at cost, which approxi-mates market. Equity securities, principally investments

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               DECEMBER 31, 1995

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) in mutual funds, are carried at market based on quoted market prices. Net unrealized appreciation of equity securities is included as a component of stockholder's equity. The cost of investments sold is determined by using the specific identification method.

Variable Life and Annuity Products
  Variable life and annuity products include individual and group flexible premium variable life insurance policies and annuity products. Golden American provides for variable accumulation and benefits under the policies and con-tracts by crediting life and annuity considerations in accordance with contractholder direction to one or more divisions within various variable sep-arate accounts or fixed interest divisions. Golden American's fixed interest divisions include the Guaranteed Interest Division, the Fixed Interest Divi-sion, and the Market Value Adjusted Fixed Interest separate account.

Separate Accounts
  Variable separate accounts assets and liabilities reported in the accompany-ing balance sheets represent funds that are separately administered princi-pally for variable life policies and annuity contracts and for which the poli-cyholders and contractholders rather than Golden American bear the investment risk. At the direction of the policyowners and contractholders, the separate accounts invest the premium and annuity considerations from the sale of vari-able life and annuity products either in shares of specified mutual funds or directly in other investments. The assets and liabilities of Golden American's separate accounts are clearly identified and segregated from other assets and liabilities of Golden American. The portion of the separate account assets ap-plicable to variable life policies and variable annuity contracts cannot be charged with liabilities arising out of any other business Golden American may conduct.

  Variable separate account assets carried at fair value of the underlying in-vestments generally represent policyowner and contractholder investment values maintained in the accounts. Variable separate account liabilities represent account balances for the variable life policies and annuity contracts invested in the separate accounts. Net investment income and realized and unrealized capital gains and losses related to separate account assets are not reflected in the accompanying statements of operations of Golden American.

Revenue Recognition
  Revenues from variable life and annuity products consists of charges for mortality and expense risk, cost of insurance, contract administration, and surrender charges, as applicable to each contract. In addition, most life and annuity contracts provide for a distribution fee collected for a limited num-ber of years after each premium deposit, as defined in each applicable con-tract. For life contracts, the distribution fee is based on the premiums col-lected, the face amount issued, and the underwriting characteristics of each insured. For annuity contracts, the distribution fee is based on the amount of premiums collected and allocated to the variable separate accounts. Revenue recognition of collected distribution fees is amortized over the life of the contract in proportion to its expected gross profits. The balance of unrecog-nized revenue related to the distribution fees is reported as unearned reve-nue.

Costs Assigned to Insurance Contracts in Force
  The costs assigned to insurance contracts in force represents the value of the right to receive future profits from the life insurance and annuity poli-cies existing at the date of acquisition from Mutual Benefit. Such value is the actuarially-determined present value of projected future profits from the acquired contracts discounted at an interest rate of 15%. Costs assigned to insurance contracts in force is being amortized over the estimated life of the applicable insurance contracts in relation to estimated future gross profits.

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               DECEMBER 31, 1995

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  The following is a reconciliation of the costs assigned to insurance con-tracts in force for the years ended December 31, 1995, 1994 and 1993.

                                                      YEAR ENDED DECEMBER 31
                                                      -------------------------
                                                       1995     1994     1993
                                                      -------  -------  -------
                                                          (IN THOUSANDS)
   Beginning balance................................. $ 7,620  $ 9,784  $11,140
   Interest accrued..................................     548      696      942
   Amortization......................................  (2,100)  (2,860)  (2,298)
                                                      -------  -------  -------
   Ending Balance.................................... $ 6,068  $ 7,620  $ 9,784
                                                      =======  =======  =======

  The following table presents the expected amortization of the costs assigned to insurance contracts in force over the next five years. The amortization may be adjusted based on periodic evaluation of the expected gross profits.

                                                                  (IN THOUSANDS)
   1996..........................................................     $1,424
   1997..........................................................      1,200
   1998..........................................................        918
   1999..........................................................        559
   2000..........................................................        430

Deferred Policy Acquisition Costs
  Deferred policy acquisition costs consist primarily of commissions, certain underwriting expenses and the costs of issuing policies that vary with and are directly related to the production of new and renewal business. Acquisition costs for variable life and annuity products are being amortized over the lives of the policies in relation to the present value of estimated future gross profits. The future gross profit estimates are subject to periodic eval-uation with necessary revisions applied against amortization to date.

Insurance and Annuity Reserves
  Insurance and annuity reserves represent variable life and annuity account balances invested in the fixed interest divisions, policy loan balances on variable life policies, and supplementary contract reserves on annuitized pol-icies. Interest credited rates for the fixed interest divisions ranged from 4% to 7% during 1995 and 1994.

Policy Benefits
  Policy benefits that are charged to expense include benefits incurred in the period in excess of the related policy account balances and interest credited to policy account balances invested in the fixed interest divisions.

Reinsurance
  Included in the accompanying financial statements are net considerations to reinsurers of $2,800 thousand and $2,400 thousand and net policy benefits re-coveries of $3,500 thousand and $1,900 thousand in 1995 and 1994, respective-ly. Effective September 30, 1992, Golden American terminated all reinsurance agreements with Mutual Benefit. Subsequently, Golden American entered into agreements covering substantially all of the mortality risks under both life policies and annuity contracts with unaffiliated reinsurers. Golden American remains liable to the extent that its reinsurers do not meet their obligations under the reinsurance agreements. Reinsurance in-force for life mortality risks were $24,700 thousand and $23,000 thousand at December 31, 1995 and 1994 and for annuity mortality risks were $83,500 thousand and $149,600 thousand at December 31, 1995 and 1994, respectively.

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               DECEMBER 31, 1995

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  Effective June 1, 1994, Golden American entered into a reinsurance agreement on a modified coinsurance basis with an unaffiliated reinsurer. The accompany-ing financial statements are presented net of the effects of the treaty which reduced net income by $109 thousand and $27 thousand in 1995 and 1994, respec-tively.

Cash Equivalents
  The Company considers all short-term investments (including commercial pa-per, money markets, and certificates of deposit) with a maturity of three months or less when purchased to be cash equivalents.

3. FAIR VALUE OF FINANCIAL INSTRUMENTS
  Golden American has evaluated its financial instruments, principally short-term investments, policy loans, the adjustable principal amount promissory note, and insurance and annuity reserves and determined that carrying amounts reported in the balance sheets approximate fair value.

4. INVESTMENTS
  The major categories of investment income for 1995, 1994 and 1993 are summa-rized as follows:

                                                              1995   1994  1993
                                                             ------  ----  ----
                                                              (IN THOUSANDS)
   Fixed maturities......................................... $1,610  $142  $114
   Short-term investments...................................    899   226    90
   Equity securities........................................     --     1     1
   Policy loans.............................................     56    11    11
   Cash.....................................................    148    99    --
   Funds held in escrow.....................................    166    83    --
                                                             ------  ----  ----
   Gross investment income..................................  2,879   562   216
   Investment expenses......................................    (61)   (2)   --
                                                             ------  ----  ----
   Net investment income.................................... $2,818  $560  $216
                                                             ======  ====  ====

  A summary of investments in debt securities, including fixed maturities and short-term investments, at December 31, 1995 and 1994 is as follows:

                                                              GROSS
                                                            UNREALIZED ESTIMATED
                                                  AMORTIZED   GAINS     MARKET
                                                    COST     (LOSSES)    VALUE
                                                  --------- ---------- ---------
                                                          (IN THOUSANDS)
   At December 31, 1995:
    U.S. Treasury securities.....................  $17,832     $ 92     $17,924
    U.S. Government-backed securities............    2,037       86       2,123
    Corporate securities.........................   44,416      780      45,196
                                                   -------     ----     -------
                                                   $64,285     $958     $65,243
                                                   =======     ====     =======
   At December 31, 1994:
    U.S. Treasury securities.....................  $16,682     $(90)    $16,592
                                                   =======     ====     =======

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               DECEMBER 31, 1995

4. INVESTMENTS (CONTINUED)

                                              1995                1994
                                       ------------------- -------------------
                                                 ESTIMATED           ESTIMATED
                                       AMORTIZED  MARKET   AMORTIZED  MARKET
                                         COST      VALUE     COST      VALUE
                                       --------- --------- --------- ---------
                                                   (IN THOUSANDS)
   Due in one year or less............  $17,398   $17,408   $14,634   $14,622
   Due after one year through five
   years..............................   39,023    39,467       850       827
   Due after five years through ten
   years..............................    6,818     7,201     1,198     1,143
   Due after ten years through twenty
   years..............................    1,046     1,167        --        --
                                        -------   -------   -------   -------
                                        $64,285   $65,243   $16,682   $16,592
                                        =======   =======   =======   =======

  At December 31, 1995 and 1994, gross unrealized (depreciation) appreciation of marketable equity securities recognized directly in stockholder's equity was $3 thousand and $(1) thousand, respectively.

  At December 31, 1995 and 1994, $2,711 thousand and $2,695 thousand, respec-tively, in principal amount of fixed maturity investments were on deposit with regulatory authorities pursuant to certain statutory requirements.

5. STOCKHOLDER'S EQUITY
  The payment of cash dividends by Golden American is subject to statutory re-strictions equal to the higher of 10% of surplus as regards policyholders or 100% of the prior year's net gain, not to exceed unassigned surplus. The maxi-mum dividend payout which may be made without prior approval in 1996 is $6,636 thousand. Golden American is required to maintain a minimum total statutory-basis capital and surplus of not less than $5,000 thousand under the provi-sions of the insurance laws of certain states in which it is presently li-censed to sell variable life and annuity products.

  A reconciliation of Golden American's GAAP-basis stockholder's equity as of December 31, 1995 and 1994 and net loss for the years ended December 31, 1995 and 1994 to its statutory-basis capital and surplus and net loss included in the accompanying financial statements is as follows:

                                            CAPITAL AND         NET INCOME
                                              SURPLUS             (LOSS)
                                         ------------------  -----------------
                                           1995      1994     1995      1994
                                         --------  --------  -------  --------
                                                   (IN THOUSANDS)
   GAAP-basis..........................  $ 98,125  $ 89,506  $ 3,364  $  2,222
   Asset valuation reserve/interest
   maintenance reserve.................      (506)      (42)      28         3
   Fixed maturities from acquisition...        (2)      (76)      74        14
   Deferred policy acquisition costs...   (67,314)  (60,662)  (7,094)  (18,511)
   Cost assigned to insurance contracts
   in force............................    (6,057)   (7,620)   1,552     2,164
   Deferred sales loads, surrender
   charges and policy charges..........    40,150    49,223   (9,073)    7,000
   Reserves............................    (1,972)   (4,985)   3,013    (5,017)
   Unearned revenue....................     6,556     1,759    4,949     1,594
   Other...............................    (1,665)     (811)    (930)     (729)
   Unrealized appreciation of fixed
   maturity investments................      (958)       --       --        --
                                         --------  --------  -------  --------
   Statutory-basis.....................  $ 66,357  $ 66,292  $(4,117) $(11,260)
                                         ========  ========  =======  ========

  During 1992, the NAIC approved certain Risk-Based Capital ("RBC") require-ments for life/health insurance companies. Those requirements were effective beginning in 1993 and require

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               DECEMBER 31, 1995

5. STOCKHOLDER'S EQUITY (CONTINUED)
that the amount of capital maintained by an insurance company is to be deter-mined based on the various risk factors related to it. At December 31, 1995 and 1994, Golden American met the RBC requirements.

  On December 30, 1994, Golden American issued 10,000 shares of Redeemable Preferred Stock. Dividends declared and paid on the Redeemable Preferred Stock were $3.35 million or $334.79 per share in 1995. As of December 31, 1994, Div-idends in Arrears on the Redeemable Preferred Stock were $17.9 thousand or $1.79 per share. The dividends are cumulative and are calculated based on a rate not to exceed the sum of the Prime Rate and 1.5%. The Redeemable Pre-ferred Stock is redeemable at the option of Golden American at the redemption price of $5 thousand per share subject to appropriate regulatory approvals.

6. RELATED PARTY TRANSACTIONS
  DSI acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the variable in-surance products issued by Golden American which as of December 31, 1995, are sold primarily through two broker/dealer institutions. For the years ended De-cember 31, 1995, 1994 and 1993, commissions paid by Golden American to DSI ag-gregated $8,440 thousand, $17,569 thousand, and $34,260 thousand, respective-ly.

  Golden American provided to DSI certain of its personnel to perform manage-ment, administrative and clerical services and the use of certain facilities. Golden American charged DSI for such expenses and all other general and admin-istrative costs, first on the basis of direct charges when identifiable, and the remainder allocated based on the estimated amount of time spent by Golden American's employees on behalf of DSI. In the opinion of management, this method of cost allocation is reasonable. For the years ended December 31, 1994 and 1993, expenses allocated to DSI were $1,983 thousand and $2,013 thousand, respectively, which were comprised of allocated salary charges, premise and equipment charges, and other expenses.

  In 1995, the service agreement between DSI and Golden American was amended to provide for a management fee from DSI to Golden American. This fee, for managerial and supervisory services provided by Golden American calculated as a percentage of average assets in the variable separate accounts, was $987 thousand for 1995.

  Prior to 1994, Golden American had entered into agreements with DSI to per-form services related to the management of its investments and the distribu-tion of its products. For the year 1993, Golden American incurred $311 thou-sand for such services. The agreement was terminated as of January 1, 1994.

  Prior to 1994, Golden American had arranged with BTV to perform services re-lated to the development and administration of its products. For the year 1993, fees earned by BTV from Golden American for these services aggregated $2,701 thousand. The agreement was terminated as of January 1, 1994.

  In addition, prior to 1994, BTV provided to Golden American certain of its personnel to perform management, administrative and clerical services and the use of certain of its facilities. BTV charged Golden American for such ex-penses and all other general and administrative costs, first on the basis of direct charges when identifiable, and second allocated based on the estimated amount of time spent by BTV's employees on behalf of Golden American. For the year 1993, BTV allocated to Golden American $1,503 thousand. The agreement was terminated on January 1, 1994.

  Golden American maintains cash on deposit at Bankers Trust.

7. INCOME TAXES
  Golden American is taxed, on a separate company basis, as a life insurance company pursuant to applicable provisions of the Internal Revenue Code (the "Code"). At December 31, 1995 and

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               DECEMBER 31, 1995

7. INCOME TAXES (CONTINUED)
1994, Golden American had net operating loss ("NOL") carryforwards for federal income tax purposes of approximately $22,600 thousand and $17,400 thousand, respectively. Approximately $2,400 thousand of these NOL's, relating to opera-tions prior to ownership by Mutual Benefit, can be used to offset future tax-able income of Golden American only through the year 2005, subject to annual limitations. Approximately $800 thousand, $4,100 thousand, $10,100 thousand and $5,200 thousand are available through the years 2007, 2008, 2009, and 2010, respectively.

  Significant components of Golden American's deferred tax liabilities and as-sets are as follows:

                                                                 DECEMBER 31
                                                               ---------------
                                                                1995    1994
                                                               ------- -------
                                                               (IN THOUSANDS)
   Deferred tax liabilities:
    Deferred policy acquisition costs......................... $23,560 $21,200
    Unamortized cost assigned to insurance contracts in
    force.....................................................   2,120   2,700
    Other.....................................................     598      --
                                                               ------- -------
                                                                26,278  23,900
   Deferred tax assets:
    Net operating loss carryforwards..........................   7,891   6,000
    Insurance liabilities.....................................  15,520  15,200
    Deferred policy acquisition costs proxy tax...............   3,666   3,700
    Other.....................................................      57     700
                                                               ------- -------
                                                                27,134  25,600
    Valuation allowance for deferred tax assets...............     856   1,700
                                                               ------- -------
     Net deferred tax liabilities............................. $    -- $    --
                                                               ======= =======

  The following is an analysis of the difference between the U.S. Federal statutory income tax rate and the effective tax rate on income (loss) before income taxes:

                                                          1995   1994    1993
                                                         ------  -----  ------
   Federal statutory rate...............................     35%    35%     35%
                                                         ======  =====  ======
                                                           (IN THOUSANDS)
   Taxes at statutory rate.............................. $1,177  $ 778  $ (627)
   Dividends received deduction.........................   (350)  (368)   (194)
   Other, net...........................................     17   (210)   (379)
   Valuation allowance..................................   (844)  (200)  1,200
                                                         ------  -----  ------
     Taxes based on income (loss)....................... $   --  $  --  $   --
                                                         ======  =====  ======

8. SHORT-TERM DEBT
  All short-term debt was repaid as of December 30, 1994. Interest paid during 1994 and 1993 was $1,962 thousand and $726 thousand, respectively. The repay-ment of amounts borrowed under this loan had been guaranteed by Bankers Trust.

9. PENSION AND PROFIT SHARING PLAN AND OTHER EMPLOYEE BENEFITS
  The Company's employees are covered under the Parent's benefit plans. The noncontributory pension plan and the profit sharing plan of the Parent are also available to eligible employees of the Company. Total 1995 and 1994 ex-penses relating to these Parent company benefit plans were $200 thousand and $200 thousand, respectively.

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               DECEMBER 31, 1995


10. SUBSEQUENT EVENT
  Equitable of Iowa Companies ("Equitable of Iowa") and BTV entered into a de-finitive agreement on May 3, 1996 providing for the acquisition by Equitable of Iowa of all interest in BTV and its subsidiaries, Golden American and DSI. The acquisition was completed on August 13, 1996. Equitable of Iowa is the holding company for Equitable Life Insurance Company of Iowa, USG Annuity & Life Company, Locust Street Securities, Inc. and Equitable Investment Servic-es, Inc.

-------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

TABLE OF CONTENTS

ITEM                     PAGE
INTRODUCTION............    1
Description of Golden
American Life Insurance
Company.................    1
Safekeeping of Assets...    1
The Administrator.......    1
Independent Auditors....    2
Reinsurance.............    2
Distribution of
Contracts...............    2
Performance
Information.............    2
IRA Partial Withdrawal
Option..................    7
Other Information.......    8
Financial Statements of
Separate Account B......    8
Financial Statements of
The Managed Global
Account of Separate
Account D...............    8
Appendix -- Description
of Bond Ratings.........  A-1

                 (This page has been intentionally left blank.)

-------------------------------------------------------------------------------
                STATEMENT OF ADDITIONAL INFORMATION (CONTINUED)
-------------------------------------------------------------------------------

PLEASE TEAR OFF, COMPLETE AND RETURN THE FORM BELOW TO ORDER A FREE STATEMENT OF ADDITIONAL INFORMATION FOR THE CONTRACTS OFFERED UNDER THE PROSPECTUS. AD-DRESS THE FORM TO OUR CUSTOMER SERVICE CENTER, THE ADDRESS IS SHOWN ON THE COV-ER.

 ...............................................................................

PLEASE SEND ME A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION FOR SEPA-RATE ACCOUNT B

                              PLEASE PRINT OR TYPE


                     _____________________________________
                                      NAME

                     _____________________________________
                             SOCIAL SECURITY NUMBER

                     _____________________________________
                                 STREET ADDRESS

                     _____________________________________
                                CITY, STATE, ZIP

(IN 6050 DVA PLUS (2/97)

 ...............................................................................

                                  APPENDIX A

                       MARKET VALUE ADJUSTMENT EXAMPLES

EXAMPLE #1: FULL SURRENDER -- EXAMPLE OF A NEGATIVE MARKET VALUE ADJUSTMENT

  Assume $100,000 was allocated to a Fixed Allocation with a Guarantee Period of ten years, a Guaranteed Interest Rate of 7.50%, an initial Index Rate ("I") of 7.00%; that a full surrender is requested three years into the Guarantee Period; that the then Index Rate for a seven year Guarantee Period ("J") is 8.0%; and that no prior transfers or partial withdrawals affecting this Fixed Allocation have been made.

CALCULATE THE MARKET VALUE ADJUSTMENT

  1. The Accumulation Value of the Fixed Allocation on the date of surrender is $124,230 ($100,000 X 1.075/3/)
  2. N = 2,555 (365 X 7)
  3. Market Value Adjustment = $124,230 X [( 1.07 ) /2,555/365/)  ] = $9,700
                                          [(------)               ]
                                          [(1.0825)             -1]

  Therefore, the amount paid to you on full surrender ignoring any surrender charge is $114,530 ($124,230 - $9,700).

EXAMPLE #2: FULL SURRENDER -- EXAMPLE OF A POSITIVE MARKET VALUE ADJUSTMENT

  Assume $100,000 was allocated to a Fixed Allocation with a Guarantee Period of ten years, a Guaranteed Interest Rate of 7.5%, an initial Index Rate ("I") of 7.00%; that a full surrender is requested three years into the Guarantee Period; that the then Index Rate for a seven year Guarantee Period ("J") is 6.0%; and that no prior transfers or partial withdrawals affecting this Fixed Allocation have been made.

CALCULATE THE MARKET VALUE ADJUSTMENT

  1. The Accumulation Value of the Fixed Allocation on the date of surrender is $124,230 ($100,000 X 1.075)
  2. N = 2,555 (365 X 7)
  3. Market Value Adjustment = $124,230 X [( 1.07 ) (/2,555/365/)    ] = $6,270
                                          [(------)                  ]
                                          [(1.0625)                -1]


  Therefore, the amount paid to you on full surrender ignoring any surrender charge is $130,500 ($124,230 + $6,270).

EXAMPLE #3: PARTIAL WITHDRAWAL -- EXAMPLE OF A NEGATIVE MARKET VALUE
ADJUSTMENT

  Assume $200,000 was allocated to a Fixed Allocation with a Guarantee Period of ten years, a Guaranteed Interest Rate of 7.5%, an initial Index Rate ("I") of 7.00%; that a partial withdrawal of $114,530 is requested three years into the Guarantee period; that the then Index Rate ("J") for a seven year Guaran-tee Period is 8.0%; and that no prior transfers or partial withdrawals affect-ing this Fixed Allocation have been made.

  First calculate the amount that must be withdrawn from the Fixed Allocation to provide the amount requested.

  1. The Accumulation Value of the Fixed Allocation on the date of withdrawal is $248,459 ($200,000 X 1.075)
  2. N = 2,555 (365 X 7)
  3. Amount that must be withdrawn = [$114,530/ (1.07  ) /2,555/365/]=$124,230
                                     [          (------)            ]
                                     [          (1.0825)            ]


  Then calculate the Market Value Adjustment on that amount

  4. Market Value Adjustment = $124,230 X [( 1.07 ) (/2,555/365/)    ] = $9,700
                                          [(------)                  ]
                                          [(1.0825)                -1]


                                      A1

  Therefore, the amount of the partial withdrawal paid to you is $114,530, as requested. The Fixed Allocation will be reduced by the amount of the partial withdrawal, $114,530, and also reduced by the Market Value Adjustment of $9,700, for a total reduction in the Fixed Allocation of $124,230.

EXAMPLE #4: PARTIAL WITHDRAWAL -- EXAMPLE OF A POSITIVE MARKET VALUE
ADJUSTMENT

  Assume $200,000 was allocated to a Fixed Allocation with a Guarantee Period of ten years, a Guaranteed Interest Rate of 7.5%, an initial Index Rate of 7.0%; that a partial withdrawal of $130,500 requested three years into the Guarantee Period; that the then Index Rate ("J") for a seven year Guarantee Period is 6.0%; and that no prior transfers or partial withdrawals affecting this Fixed Allocation have been made.

  First calculate the amount that must be withdrawn from the Fixed Allocation to provide the amount requested.

  1. The Accumulation Value of Fixed Allocation on the date of surrender is $248,459 ($200,000 X 1.075)
  2.N = 2,555 (365 X 7)
  3. Amount that must be withdrawn = [$130,500/( 1.07 ) /2,555/365/] = $124,230
                                     [         (------)            ]
                                     [         (1.0625)            ]

  Then calculate the Market Value Adjustment on that amount

  4. Market Value Adjustment = $124,230 X [( 1.07 ) /2,555/365/  ] = $6,270
                                          [(------)              ]
                                          [(1.0625)            -1]

  Therefore, the amount of the partial withdrawal paid to you is $130,500, as requested. The Fixed Allocation will be reduced by the amount of the partial withdrawal, $130,500, but increased by the Market Value Adjustment of $6,270, for a total reduction in the Fixed Allocation of $124,230.

                                      A2

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY
                    Golden American Life Insurance Company is a stock company domiciled in Wilmington, Delaware
IN 3306 DVA PLUS 2/97


PART B

                       STATEMENT OF ADDITIONAL INFORMATION
                              GOLDENSELECT DVA PLUS


                          DEFERRED COMBINATION VARIABLE
                           AND FIXED ANNUITY CONTRACT

                                    ISSUED BY
                               SEPARATE ACCOUNT B
                                  ("Account B")
                               (or the "Account")

                                       OF
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY




THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THE INFORMATION CONTAINED HEREIN SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE GOLDEN AMERICAN LIFE INSURANCE COMPANY DEFERRED VARIABLE ANNUITY CONTRACT WHICH IS REFERRED TO HEREIN.

     THE PROSPECTUS SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS, SEND A WRITTEN REQUEST TO GOLDEN AMERICAN LIFE INSURANCE COMPANY, CUSTOMER SERVICE CENTER, P.O. BOX 8794, WILMINGTON, DE 19899-8794 OR TELEPHONE 1-800-366-0066.

                             DATE OF PROSPECTUS AND
                      STATEMENT OF ADDITIONAL INFORMATION:

                              FEBRUARY 3, 1997

TABLE OF CONTENTS

ITEM                                                                     PAGE

Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . .         1
Description of Golden American Life Insurance Company. . . . . . .         1
Safekeeping of Assets. . . . . . . . . . . . . . . . . . . . . . .         1
The Administrator. . . . . . . . . . . . . . . . . . . . . . . . .         1
Independent Auditors . . . . . . . . . . . . . . . . . . . . . . .         2
Distribution of Contracts. . . . . . . . . . . . . . . . . . . . .         2
Performance Information. . . . . . . . . . . . . . . . . . . . . .         2
IRA Partial Withdrawal Option. . . . . . . . . . . . . . . . . . .         7
Other Information. . . . . . . . . . . . . . . . . . . . . . . . .         8
Financial Statements of Separate Account B . . . . . . . . . . . .         8
Financial Statements of The Managed Global Account of Separate
Account D. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         8
Appendix - Description of Bond Ratings . . . . . . . . . . . . . .       A-1


INTRODUCTION

     This Statement of Additional Information provides background information regarding Account B.


              DESCRIPTION OF GOLDEN AMERICAN LIFE INSURANCE COMPANY

Golden American Life Insurance Company ("Golden American") is a stock life insurance company organized under the laws of the State of Delaware. Prior to December 30, 1993, Golden American was a Minnesota corporation. From January 2, 1973 through December 31, 1987, the name of the company was St. Paul Life Insurance Company. On December 31, 1987, after all of St. Paul
Life Insurance Company's business was sold, the name was changed to Golden American. On March 7, 1988, all of the stock of Golden American was acquired by The Golden Financial Group, Inc. ("GFG"), a financial services holding company. On October 19, 1990, GFG merged with and into MBL
Variable, Inc. ("MBLV"), a wholly owned direct subsidiary of The Mutual Benefit Life Insurance Company ("MBL"). On January 1, 1991, MBLV became a wholly owned indirect subsidiary of MBL and Golden American became a wholly owned direct subsidiary of MBL. Golden American's name had been changed to MB Variable Life Insurance Company in the state of Minnesota but subsequently has been changed back to Golden American. In a transaction that closed on September 30, 1992, Golden American was acquired by a subsidiary of Bankers Trust Company ("Bankers Trust"). As of December 31, 1995, Golden American had over $98.1 million in stockholders' equity and approximately $1.2 billion in total assets, including approximately $1.05 billion of separate account assets. On August 13, 1996, Equitable of Iowa Companies acquired all of the interest in BT Variable, Inc., the corporate parent of Golden American and Directed Services, Inc. and of BT Variable, Inc.'s name to EIC Variable, Inc. (EIC Variable"). Golden American is authorized to do business in all jurisdictions except New York.
Golden American offers variable annuities and variable life insurance.
Golden American has formed a subsidiary, First Golden American Life Insurance Company of New York ("First Golden"), who will write variable life and annuity business in the state of New York. The initial capitalization of First
Golden was $25 million.

                              SAFEKEEPING OF ASSETS

Golden American acts as its own custodian for Account B.

                                THE ADMINISTRATOR

Effective January 1, 1994, Bankers Trust (Delaware), a subsidiary of Bankers Trust New York Corporation, and Golden American became parties to a service agreement pursuant to which Bankers Trust (Delaware) agreed to provide certain accounting, actuarial, tax, underwriting, sales, management and other services to Golden American. Expenses incurred by Bankers Trust (Delaware)in relation to this service agreement were reimbursed by Golden American on an allocated cost basis. Charges billed to Golden American by Bankers Trust (Delaware) pursuant to the service agreement in 1995 and 1994 were $749,741 and$816,264, respectively.

Prior to 1994, Golden American had arranged with EIC Variable, at that time, BT Variable, Inc., to perform services related to the development and administration of its products. For the year 1993 and the period from September 30, 1992 to December 31, 1992, fees earned by EIC Variable from Golden American for these services aggregated $2,701,000 and $209,000, respectively. The agreement was terminated as of January 1, 1994.

In addition, EIC Variable provided to Golden American certain of its personnel toperform management, administrative and clerical services and the use of certain of its facilities. EIC Variable charged Golden American for such expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, and second allocated based on the estimated amount of time spent by EIC Variable's employees on behalf of Golden American. For the year 1993 and the period from September 30, 1992 to December 31, 1992, EIC Variable allocated to Golden American $1,503,000 and $450,000, respectively. The agreement was terminated on January 1, 1994.

                              INDEPENDENT AUDITORS

Ernst & Young LLP, 801 Grand Avenue, Des Moines, Iowa 50309, independent auditors, will perform annual audits of Golden American and the Account.

                            DISTRIBUTION OF CONTRACTS

Prior to 1994, Golden American had entered into agreements with DSI to perform services related to the management of its investments and the distribution of its products. For the year 1993, Golden American incurred $311,000 for such services. The agreement was terminated as of January 1, 1994.

DSI acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the variable insurance products issued by Golden American which, as of December 31, 1994, are sold primarily through two broker/dealer institutions. For the years ended 1995, 1994 and 1993, commissions paid by Golden American to DSI aggregated $8,440,000, $17,569,000 and $34,260,000, respectively.

Golden American provided to DSI certain of its personnel to perform management, administrative and clerical services and the use of certain facilities. Golden American charged DSI for such expenses and all other general and administrativecosts, first on the basis of direct charges when identifiable, and the remainderallocated based on the estimated amount of time spent by Golden American's employees on behalf of DSI. In the opinion of management, this method of cost allocation is reasonable. For the years ended December 31, 1994 and 1993, expenses allocated to DSI were $1,983,000 and $2,013,000, respectively. In 1995, the service agreement between DSI and Golden American was amended to provide for a management fee from DSI to Golden American for managerial and supervisory services provided by Golden American. This fee, calculated as a percentage of average assets in the variable separate accounts, was $986,650 for 1995.

                             PERFORMANCE INFORMATION

Performance information for the divisions of Account B, including the yield and effective yield of the Liquid Asset Division, the yield of the remaining divisions, and the total return of all divisions, may appear in reports or promotional literature to current or prospective owners. Negative values are denoted by parentheses. Performance information for measures other than total return do not reflect sales load which can be a maximum level of 6% of premium, and any applicable premium tax that can range from 0% to 3.5%. As described in the prospectus, three death benefit options are available. The following performance values reflect the election at issue of the 7% Solution Enhanced Death Benefit Option providing values reflecting the highest aggregate contract charges. If one of the other death benefit options had been elected, the historical performance values would be higher than those represented in the examples.

SEC STANDARD MONEY MARKET DIVISION YIELDS
Current yield for the Liquid Asset Division will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of division expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

            EFFECTIVE YIELD = [(BASE PERIOD RETURN) +1) ^ (365/7)] - 1

The current yield and effective yield of the Liquid Asset Division for the 7-day period September 23, 1996 to September 30, 1996 were 3.35% and 3.41%, respectively.

SEC STANDARD 30-DAY YIELD FOR NON-MONEY MARKET DIVISIONS

Quotations of yield for the remaining divisions will be based on all investment incomeper Unit (accumulation value divided by the index of investment experience) earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the valueof an accumulation unit on the last day of the period, according to the following formula:

                        YIELD = 2 [ ( a - b  +1)^(6) - 1]
                                      -----
                                       cd

          Where:
               [a] equals the net investment income earned during the period by the Series attributable to shares owned by a division
               [b] equals the expenses accrued for the period (net of reimbursements)
               [c] equals the average daily number of Units outstanding during the period based on the index of investment experience
               [d] equals the value (maximum offering price) per index of investment experience on the last day of the period

Yield on divisions of Account B is earned from the increase in net asset value of shares of the Series in which the Division invests and from dividends declared and paid by the Series, which are automatically reinvested in shares of the Series.

SEC STANDARD AVERAGE ANNUAL TOTAL RETURN FOR NON-MONEY MARKET DIVISIONS Quotations of average annual total return for any division will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a contract over a period of one, five and 10 years (or, if less, up to the life of the division), calculated pursuant to the formula:

                                  P(1+T)^(n)=erv

          Where:
               (1)  [P] equals a hypothetical initial premium payment of
                    $1,000
               (2)  [T] equals an average annual total return
               (3)  [n] equals the number of years
               (4) [ERV] equals the ending redeemable value of a hypothetical $1,000 initial premium payment made at the beginning of the period (or fractional portion thereof)

All total return figures reflect the deduction of the maximum sales load, the administrative charges, and the mortality and expense risk charges. The SEC requires that an assumption be made that the contract owner surrenders the entire contract at the end of the one, five and 10 year periods (or, if less, up to the life of the security) for which performance is required to be calculated. This assumption may not be consistent with the typical contract owner's intentions in purchasing a contract and may adversely affect returns. Quotations of total return may simultaneously be shown for other periods, as well as quotations of total return that do not take into account certain contractual charges such as sales load.

Average Annualized Total Return for the Divisions presented on a standardized basis for the period ending September 30, 1996 were as follows:


Average Annualized Total Return for Periods Ending 9/30/96  -- Standardized
---------------------------------------------------------------------------

                          One Year Period    Five Year Period    Inception to
Division                  Ending 9/30/96     Ending 9/30/96        9/30/96       Inception Date
--------                  ---------------    ----------------    ------------    --------------

Division                  Ending 9/30/96     Ending 9/30/96       9/30/96        Inception Date
Multiple Allocation             -0.93%             5.71%*            6.92%*          1/25/89
Fully Managed                    5.10%             6.77%*            6.46%*          1/25/89
Capital Appreciation             8.46%              N/A             11.29%*           5/4/92
Rising Dividends                15.04%              N/A             12.44%           10/4/93
All-Growth                     -12.01%             1.92%*            3.45%*          1/25/89
Real Estate                     10.80%            12.59%*            7.51%*          1/25/89
Hard Assets                     14.59%            10.72%*            7.73%*          1/25/89
Value Equity                     1.66%              N/A             15.18%            1/1/95
Strategic Equity                  N/A               N/A              4.35%*          10/2/95
Small Cap                         N/A               N/A             17.37%            1/2/96
Emerging Markets                -3.34%              N/A             -2.48%           10/4/93
Managed Global **                2.08%              N/A             -1.02%*         10/21/92
Limited Maturity Bond           -3.53%             3.29%*            5.09%*          1/25/89

*  Total return calculation reflects partial waiver of fees and expenses.
** From its inception date until September 3, 1996, the Managed Global
Account of Separate Account D was a registered management investment company. On that date it was reorganized into two entities: the Managed Global Division of Separate Account B and the Managed Global Series of The GCG Trust. The historical performance of the Managed Global Division remains unchanged by the reorganization.

NON-STANDARD AVERAGE ANNUAL TOTAL RETURN FOR NON-MONEY MARKET DIVISIONS Quotations of non-standard average annual total return for any division will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a contract over a period of one, five and 10 years (or, if less, up to the life of the division), calculated pursuant to the formula:

                                 [P(1+T)^(n)]=ERV
          Where:
               (1)  [P] equals a hypothetical initial premium payment of
                    $1,000
               (2)  [T] equals an average annual total return
               (3)  [n] equals the number of years
               (4) [ERV] equals the ending redeemable value of a hypothetical $1,000 initial premium payment made at the beginning of the period (or fractional portion thereof) assuming certain loading and charges are zero.

All total return figures reflect the deduction of the mortality and expense risk charge and the administrative charges, but not the deduction of the maximum sales load and the annual contract fee.

Average Annualized Total Return for the Divisions presented on a non-standardized basis for the period ending September 30, 1996 were as follows:


Average Annualized Total Return for Periods Ending 9/30/96  -- Non-Standardized
-------------------------------------------------------------------------------

                          One Year Period    Five Year Period    Inception to
Division                  Ending 9/30/96     Ending 9/30/96        9/30/96       Inception Date
--------                  ---------------    ----------------    ------------    --------------


Multiple Allocation              6.14%             6.23%*            6.96%*          1/25/89
Fully Managed                   12.17%             7.27%*            6.51%*          1/25/89
Capital Appreciation            15.53%              N/A             11.94%*           5/4/92
Rising Dividends                22.11%              N/A             14.05%           10/4/93
All-Growth                      -4.94%             2.54%*            3.50%*          1/25/89
Real Estate                     17.87%            12.99%*            7.56%*          1/25/89
Hard Assets                     21.66%            11.15%*            7.78%*          1/25/89
Value Equity                     8.73%              N/A             18.74%            1/1/95
Strategic Equity                  N/A               N/A             11.40%           10/2/95
Small Cap                         N/A               N/A             19.80%            1/2/96
Emerging Markets                 3.73%              N/A             -0.35%           10/4/93
Managed Global **                9.15%*             N/A              0.33%*         10/21/92
Limited Maturity Bond            3.54%             3.86%*            5.15%*          1/25/89
--------------------------------------------------------------------------------------------

*  Total return calculation reflects partial waiver of fees and expenses.
** From it inception date until September 3, 1996, the Managed Global Account of Separate Account D was a registered management investment company. On that date it was reorganized into two entities: the Managed Global Division of Separate Account B and the Managed Global Series of The GCG Trust. Its historical performance of the Managed Global Division remains unchanged by the reorganization.

Performance information for a division may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Averages, or other indices that measure performance of a pertinent group of securities so that investors may compare a division's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for any division reflects only the performance of a hypothetical contract under which accumulation value is allocated to a division during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio of the Series of the Trust in which the Account B divisions invest, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Reports and promotional literature may also contain other information including the ranking of any division derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria.

PUBLISHED RATINGS
From time to time, the rating of Golden American as an insurance company by A.M. Best may be referred to in advertisements or in reports to contract owners. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Best's ratings range from A+ + to F. An A++ and A+ ratings mean, in the opinion of A.M. Best, that the insurer has demonstrated the strongest ability to meet its respective policyholder and other contractual obligations.

INDEX OF INVESTMENT EXPERIENCE
The calculation of the Index of Investment Experience ("IIE") is discussed in the prospectus for the Contracts under Measurement of Investment Experience. The following illustrations show a calculation of a new IIE and the purchase of Units (using hypothetical examples). Note that the examples below are calculated for a Contract issued with the 7% Solution Enhanced Death Benefit Option, the death benefit option with the highest mortality and expense risk charge. The mortality and expense risk charge associated with the Annual Ratchet Enhanced Death Benefit Option and the Standard Death Benefit are lower than that used in the examples and would result in higher IIE's or Accumulation Values.

     1.  IIE, beginning of period. . . . . . . . . . . . . . . . . . . . . . . . . .         $ 10.00
     2.  Value of securities, beginning of period. . . . . . . . . . . . . . . . . .         $ 10.00
     3.  Change in value of securities . . . . . . . . . . . . . . . . . . . . . . .          $ 0.10
     4.  Gross investment return (3) divided by (2). . . . . . . . . . . . . . . . .            0.01
     5.  Less daily mortality and expense charge . . . . . . . . . . . . . . . . . .      0.00003863
     6.  Less asset based administrative charge. . . . . . . . . . . . . . . . . . .      0.00000411
     7.  Net investment return (4) minus (5) minus (6) . . . . . . . . . . . . . . .      0.00995726
     8.  Net investment factor (1.000000) plus (7) . . . . . . . . . . . . . . . . .      1.00995726
     9.  IIE, end of period (1) multiplied by (8). . . . . . . . . . . . . . . . . .   $ 10.09957261

ILLUSTRATION OF PURCHASE OF UNITS (ASSUMING NO STATE PREMIUM TAX)
     Example 2.

     1.  Initial Premium Payment . . . . . . . . . . . . . . . . . . . . . . . . . .         $ 1,000
     2.  IIE on effective date of purchase (see Example 1) . . . . . . . . . . . . .         $ 10.00
     3.  Number of Units purchased [(1) divided by (2)]  . . . . . . . . . . . . . .             100
     4.  IIE for valuation date following purchase
         (see Example 1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $ 10.09957261
     5.  Accumulation Value in account for valuation date following
         purchase [(3) multiplied by (4)]. . . . . . . . . . . . . . . . . . . . . .      $ 1,009.96

                          IRA PARTIAL WITHDRAWAL OPTION

If the contract owner has an IRA contract and will attain age 70 1/2 in the current calendar year, distributions will be made in accordance with the requirements of Federal tax law. This option is available to assure that the required minimum distributions from qualified plans under the Internal Revenue Code (the "Code") are made. Under the Code, distributions must begin no later than April 1st of the calendar year following the calendar year in which the contract owner attains age 70 1/2. If the required minimum distribution is not withdrawn, there may be a penalty tax in an amount equal to 50% of the difference between the amount required to be withdrawn and the amount actually withdrawn. Even if the IRA Partial Withdrawal Option is not elected, distributions must nonetheless be made in accordance with the requirements of Federal tax law.

Golden American notifies the contract owner of these regulations with a letter mailed on January 1st of the calendar year in which the contract owner reaches age 70 1/2 which explains the IRA Partial Withdrawal Option and supplies an election form. If electing this option, the owner specifies whether the withdrawal amount will be based on a life expectancy calculated on a single life basis (contract owner's life only) or, if the contract owner is married, on a joint life basis (contract owner's and spouse's lives combined). The contract owner selects the payment mode on a monthly, quarterly or annual basis. If the payment mode selected on the election form is more frequent than annually, the payments in the first calendar year in which the option is in effect will be based on the amount of payment modes remaining when Golden American receives the completed election form. Golden American calculates the IRA Partial Withdrawal amount each year based on the minimum distribution rules. We do this by dividing the accumulation value by the life expectancy. In the first year withdrawals begin, we use the accumulation value as of the date of the first payment. Thereafter, we use the accumulation value on December 31st of each year. The life expectancy is recalculated each year. Certain minimum distribution rules govern payouts if the designated beneficiary is other than the contract owner's spouse and the beneficiary is more than ten years younger than the contract owner.

                                OTHER INFORMATION

Registration statements have been filed with the Securities and Exchange Commission under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the registration statements, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                   FINANCIAL STATEMENTS OF SEPARATE ACCOUNT B

The audited financial statements of Separate Account B are listed below and are included in this Statement of Additional Information:

          Report of Independent Auditors
          Financial Statements -- Audited
               Statement of Assets and Liabilities as of December 31, 1995 Combined Statement of Operations for the Year ended
                    December 31, 1995
               Combined Statements of Changes in Net Assets for the Years
                    ended December 31, 1995 and 1994
          Notes to Audited Financial Statements

                            FINANCIAL STATEMENTS OF
                THE MANAGED GLOBAL ACCOUNT OF SEPARATE ACCOUNT D

Since the Managed Global Account of Separate Account D is the Accounting predecessor of the Managed Global Divison of Accuout B, the audited financial statements of The Managed Global Account of Separate Account D listed below appear in the Annual Report of The Managed Global Account of Separate Account
D which was filed with the SEC and are included in this Statement of Additional
Information:

          Report of Independent Auditors
          Financial Statements -- Audited
               Statement of Assets and Liabilities as of December 31, 1995 Statement of Operations for the Year ended December 31, 1995 Statements of Changes in Net Assets for the Years ended December 31, 1995 and 1994
               Statement of Investments as of December 31, 1995
               Notes to Audited Financial Statements

The following unaudited financial statements of Separate Account B are included in Part B hereof:

Statement of Assets and Liabilities - September 30, 1996 (Unaudited). Statements of Operations - For the period January 1, 1996 or Commencement of Operations through September 30, 1996 (Unaudited).
Statements of Changes in Net Assets - For the period January 1, 1995 or Commencement of Operations through December 31, 1995 and for the period January 1, 1996 or Commencement of Operations through September 30, 1996 (Unaudited).
Notes to the Financial Statements - September 30, 1996 (Unaudited).

The following unaudited financial statements of the Golden American Life Insurance Company are included in Part B hereof:

Condensed Statements of Income - Post-Acquisition for the period August 14, 1996 through September 30, 1996 and Pre-Acquisition for the period July 1, 1996 through August 13, 1996 and for the three months ended September 30, 1995 (Unaudited).
Condensed Statements of Income - Post-Acquisition for the period August 14, 1996 through September 30, 1996 and Pre-Acquisition for the period January 1, 1996 through August 13, 1996 and for the nine months ended September 30, 1995 (Unaudited).
Condensed Balance Sheets - Post-Acquisition as of September 30, 1996 and Pre-Acquisition as of December 31, 1995 (Unaudited).
Condensed Statements of Cash Flows - Post-Acquisition for the period August 14, 1996 through September 30, 1996 and Pre-Acquisition for the period January 1, 1996 through August 13, 1996 and for the nine months ended September 30, 1995 (Unaudited).
Notes to Condensed Financial Statements - September 30, 1996 (Unaudited).


                                           ANNUAL REPORT
                                       FOR
                               SEPARATE ACCOUNT B

                               ------------------

                               DECEMBER 31, 1995




-------------------------------------------------------------------------------
     TABLE OF CONTENTS



                               SEPARATE ACCOUNT B


                                                                           Page
                                                                           ----
Report of Independent Auditors.....................................        B-1
Statement of Assets and Liabilities................................        B-2
Combined Statements of Operations..................................        B-3
Combined Statements of Changes in Net Assets.......................        B-7
Notes to Financial Statements......................................        B-11

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Variable Annuity Contract Owners
Separate Account B

     We have audited the accompanying statement of assets and liabilities of Separate Account B (the 'Account') as of December 31, 1995 and the related combined statements of operations and changes in net assets for each of the three years in the period then ended. These fianancial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Separate Account B at December 31, 1995, and the related combined results of their operations and changes in their net assets for each of the three years in the period then ended in conformity with generally accepted accounting principles.

                                                             ERNST & YOUNG LLP

Philadelphia, Pennsylvania
February 12, 1996

-------------------------------------------------------------------------------
   STATEMENT OF ASSETS AND LIABILITIES

                               SEPARATE ACCOUNT B

                                DECEMBER 31, 1995
                             (AMOUNTS IN THOUSANDS)

ASSETS
  Investment in The GCG Trust, at Net Asset Value:
     Liquid Asset Series, 36,511 shares (Cost --$36,511)............  $   36,511
     Limited Maturity Bond Series, 6,087 shares (Cost -- $64,804)...      67,870
     Natural Resources Series, 1,796 shares (Cost -- $25,708).......      27,008
     All-Growth Series, 6,678 shares (Cost -- $85,681)..............      92,018
     Real Estate Series, 2,758 shares (Cost -- $32,426).............      34,836
     Fully Managed Series, 8,519 shares (Cost -- $109,183)..........     117,394
     Multiple Allocation Series, 24,417 shares (Cost -- $293,213)...     305,697
     Capital Appreciation Series, 8,965 shares (Cost -- $107,313)...     121,118
     Rising Dividends Series, 6,044 shares (Cost -- $64,959)........      80,391
     Emerging Markets Series, 4,074 shares (Cost -- $45,132)........      36,913
     Market Manager Series, 495 shares (Cost -- $5,008).............       5,951
     Value Equity Series, 2,159 shares (Cost -- $26,592)............      28,462
     Strategic Equity Series, 803 shares (Cost -- $8,008)...........       8,035
                                                                      ----------
     Total Invested Assets (Cost -- $904,538).......................     962,204

LIABILITIES
  Payable to Golden American for Charges and Fees (Note 3)..........       1,326
                                                                      ----------
     Total Net Assets...............................................  $  960,878
                                                                      ----------
                                                                      ----------

NET ASSETS
  For Variable Annuity Insurance Contracts..........................  $  924,596
  Retained in Separate Account B by Golden American (Note 3)........      36,282
                                                                      ----------
     Total Net Assets...............................................  $  960,878
                                                                      ----------
                                                                      ----------

                               Separate Account B
                       Combined Statements of Operations
                  Years ended December 31, 1995, 1994 and 1993
                             (amounts in thousands)

                                                                          Divisions Investing In
                                        -------------------------------------------------------------------------------------------
                                            Liquid Asset Series        Limited Maturity Bond Series      Natural Resources Series
                                        ---------------------------   -----------------------------   -----------------------------
                                          1995      1994     1993      1995       1994       1993       1995      1994       1993
                                        -------   -------   -------   -------    -------    -------    -------   -------    -------

Investment Income
Dividends                               $ 2,242   $ 1,444   $   390   $  --      $ 3,501    $ 2,606    $   570   $   287    $   104
Capital gain distribution                  --        --           1      --         --          289       --         540       --
                                        -------   -------   -------   -------    -------    -------    -------   -------    -------
Total investment income                   2,242     1,444       391      --        3,501      2,895        570       827        104

Expenses
Mortality and expense risk and
  administrative charges                    411       362       139       700        736        550        284       283         95
                                        -------   -------   -------   -------    -------    -------    -------   -------    -------
Net investment income (loss)              1,831     1,082       252      (700)     2,765      2,345        286       544          9
                                        -------   -------   -------   -------    -------    -------    -------   -------    -------

Net realized gain (loss) on
  investments                              --        --        --        (138)        66        677      1,545     1,686        427
                                        -------   -------   -------   -------    -------    -------    -------   -------    -------

Unrealized appreciation
   (depreciation)
   of investments
Beginning of period                        --        --        --      (4,836)      (408)        27        805     2,954       (341)
End of period                              --        --        --       3,066     (4,836)      (408)     1,300       805      2,954
                                        -------   -------   -------   -------    -------    -------    -------   -------    -------
Net change in unrealized
   appreciation
   (depreciation)
   of investments                          --        --        --       7,902     (4,428)      (435)       495    (2,149)     3,295
                                        -------   -------   -------   -------    -------    -------    -------   -------    -------
Net increase (decrease) in net
   assets resulting from operations     $ 1,831   $ 1,082   $   252   $ 7,064    $(1,597)   $ 2,587    $ 2,326   $    81    $ 3,731
                                        =======   =======   =======   =======    =======    =======    =======   =======    =======


                               Separate Account B
                       Combined Statements of Operations
                  Years ended December 31, 1995, 1994 and 1993
                             (amounts in thousands)



                                                                     Divisions Investing In
                            --------------------------------------------------------------------------------------------------------

                                    All-Growth Series                  Real Estate Series                 Fully Managed Series
                            --------------------------------    --------------------------------    --------------------------------
                              1995        1994        1993        1995        1994        1993        1995        1994        1993
                            --------    --------    --------    --------    --------    --------    --------    --------    --------
Investment Income
Dividends                   $  4,685    $    668    $    202    $  1,399    $  1,863    $    810    $  2,846    $  2,839    $  1,566
Capital gain distribution       --          --          --          --          --          --          --          --         1,549
                            --------    --------    --------    --------    --------    --------    --------    --------    --------
Total investment income        4,685         668         202       1,399       1,863         810       2,846       2,839       3,115

Expenses
Mortality and expense
  risk and administrative
  charges                        833         613         380         347         348         170       1,101       1,079         731
                            --------    --------    --------    --------    --------    --------    --------    --------    --------
Net investment
  income (loss)                3,852          55        (178)      1,052       1,515         640       1,745       1,760       2,384
                            --------    --------    --------    --------    --------    --------    --------    --------    --------

Net realized gain
  (loss) on
  investments                  1,011          77         477         369         539         514       1,311       1,060         525
                            --------    --------    --------    --------    --------    --------    --------    --------    --------

Unrealized appreciation
  (depreciation) of
  investments
Beginning of period           (4,165)      3,650       1,002      (1,015)       (374)        175      (8,104)      4,425       2,725
End of period                  6,336      (4,165)      3,650       2,410      (1,015)       (374)      8,210      (8,104)      4,425
                            --------    --------    --------    --------    --------    --------    --------    --------    --------
Net change in unrealized
  appreciation
  (depreciation)
  of investments              10,501      (7,815)      2,647       3,425        (641)       (549)     16,314     (12,529)      1,700
                            --------    --------    --------    --------    --------    --------    --------    --------    --------
Net increase (decrease)
  in net assets
  resulting from
  operations                $ 15,364    $ (7,683)   $  2,946    $  4,846    $  1,413    $    605    $ 19,370    $ (9,709)   $  4,609
                            ========    ========    ========    ========    ========    ========    ========    ========    ========


                               Separate Account B
                       Combined Statements of Operations
                  Years ended December 31, 1995, 1994 and 1993
                             (amounts in thousands)


                                                                      Divisions Investing In
                              ------------------------------------------------------------------------------------------------------

                                   Multiple Allocation Series           Capital Appreciation               Rising Dividends Series
                              --------------------------------   --------------------------------   --------------------------------
                                1995        1994        1993       1995        1994        1993       1995        1994       1993(a)
                              --------    --------    --------   --------    --------    --------   --------    --------    --------
Investment Income
Dividends                     $ 21,644    $ 10,656    $  5,181   $ 10,216    $  1,777    $    933   $    567    $    685    $     19
Capital gain
  distribution                    --          --        11,777       --          --           188       --          --          --
                              --------    --------    --------   --------    --------    --------   --------    --------    --------
Total investment
  income                        21,644      10,656      16,958     10,216       1,777       1,121        567         685          19

Expenses
Mortality and
  expense risk and
  administrative
  charges                        3,043       2,955       1,833      1,065         909         554        648         368          14
                              --------    --------    --------   --------    --------    --------   --------    --------    --------
Net investment
  income (loss)                 18,601       7,701      15,125      9,151         868         567        (81)        317           5
                              --------    --------    --------   --------    --------    --------   --------    --------    --------

Net realized gain
  (loss) on investments          4,715       2,844         295      2,221       1,427         247        776          55        --
                              --------    --------    --------   --------    --------    --------   --------    --------    --------

Unrealized appreciation
  (depreciation) of
  investments
Beginning of period            (13,754)      3,296       2,624       (726)      4,005       1,050       (605)        221        --
End of period                   12,485     (13,754)      3,296     13,805        (726)      4,005     15,432        (605)        221
                              --------    --------    --------   --------    --------    --------   --------    --------    --------
Net change in unrealized
  appreciation
  (depreciation)
  of investments                26,239     (17,050)        672     14,531      (4,731)      2,955     16,037        (826)        221
                              --------    --------    --------   --------    --------    --------   --------    --------    --------
Net increase (decrease)
  in net assets
  resulting from
  operations                  $ 49,555    $ (6,505)   $ 16,092   $ 25,903    $ (2,436)   $  3,769   $ 16,732    $   (454)   $    226
                              ========    ========    ========   ========    ========    ========   ========    ========    ========

------------------------------------------------------------------------
(a)   Commencement of operations, October, 1993

                               Separate Account B
                       Combined Statements of Operations
                  Years ended December 31, 1995, 1994 and 1993
                             (amounts in thousands)


                                               Division Investing In
                      -------------------------------------------------------------------------
                                                                              Value   Strategic
                                                              Market          Equity    Equity
                           Emerging Markets Series        Manager Series      Series    Series                 Combined
                      -------------------------------    -----------------    -------   -------    --------------------------------
                        1995         1994     1993(a)      1995     1994(b)   1995(c)   1995(d)      1995        1994        1993
                      --------    ---------   -------    -------    ------    -------   -------    ---------   ---------   --------
Investment Income
Dividends             $      6    $      --   $    --    $   203    $    7    $   711   $    19    $  45,108   $  23,727   $ 11,812
Capital gain
  distribution              --        2,686        --         --        --         --        --           --       3,226     13,803
                      --------    ---------   -------    -------    ------    -------   -------    ---------   ---------   --------
Total investment
  income                     6        2,686        --        203         7        711        19       45,108      26,953     25,615

Expenses
Mortality and
  expense risk and
  administrative
  charges                  440          561        24         --        --        110        12        8,994       8,214      4,490
                      --------    ---------   -------    -------    ------    -------   -------    ---------   ---------   --------
Net investment
  income (loss)           (434)       2,125       (24)       203         7        601         7       36,114      18,739     21,125
                      --------    ---------   -------    -------    ------    -------   -------    ---------   ---------   --------

Net realized
  gain (loss)
  on investments        (7,448)         836        --         29        --        687        (1)       5,077       8,590      3,161
                      --------    ---------   -------    -------    ------    -------   -------    ---------   ---------   --------

Unrealized
  appreciation
  (depreciation) of
  investments
Beginning of period     (9,822)       3,971        --         (1)       --         --        --      (42,223)     21,740      7,261
End of period           (8,219)      (9,822)    3,971        942        (1)     1,870        28       57,665     (42,223)    21,740
                      --------    ---------   -------    -------    ------    -------   -------    ---------   ---------   --------
Net change in
  unrealized
  appreciation
  (depreciation)
  of investments         1,603      (13,793)    3,971        943        (1)     1,870        28       99,888     (63,963)    14,479
                      --------    ---------   -------    -------    ------    -------   -------    ---------   ---------   --------
Net increase
  (decrease)
  in net assets
  resulting from
  operations          $ (6,279)   $(10,832)   $ 3,947    $ 1,175    $    6    $ 3,158   $    34    $141,079    $(36,634)   $ 38,765
                      ========    =========   =======    =======    ======    =======   =======    =========   =========   ========

------------------------------------------------------------------------
(a)   Commencement of operations, October, 1993
(b)   Commencement of operations, November, 1994
(c)   Commencement of operations, January, 1995
(d)   Commencement of operations, October, 1995

                               Separate Account B
                  Combined Statements of Changes in Net Assets
                  Years ended December 31, 1995, 1994 and 1993
                             (amounts in thousands)


                                                                    Division Investing In
                           --------------------------------------------------------------------------------------------------------

                                  Liquid Asset Series            Limited Maturity Bond Series          Natural Resources Series
                           --------------------------------    --------------------------------    --------------------------------
                             1995        1994        1993        1995        1994        1993        1995        1994        1993
                           --------    --------    --------    --------    --------    --------    --------    --------    --------
Increase (decrease)
  in net assets
Operations:
   Net investment
     income (loss)         $  1,831    $  1,082    $    252    $   (700)   $  2,765    $  2,345    $    286    $    544    $      9
   Net realized gain
     (loss) on
     investments               --          --          --          (138)         66         677       1,545       1,686         427
   Net change in
     unrealized
     appreciation
     (depreciation)
     of
     investments               --          --          --         7,902      (4,428)       (435)        495      (2,149)      3,295
Net increase
  (decrease) in net
  assets resulting
  from operations          --------    --------    --------    --------    --------    --------    --------    --------    --------
                              1,831       1,082         252       7,064      (1,597)      2,587       2,326          81       3,731
                           --------    --------    --------    --------    --------    --------    --------    --------    --------


Policy related
  transactions:
   Premiums                  11,323      43,297      22,808       7,579      32,041      54,680       2,111       8,595      10,191
   Net transfers
     among Divisions
     and Guaranteed
     Interest
     Division
     of Golden
     American                (5,926)      4,159     (15,605)     (6,694)    (22,002)    (19,820)     (6,167)      5,716       5,177
   Surrenders and
     other
     withdrawals            (11,794)    (18,470)     (3,497)     (9,461)     (7,604)     (5,188)     (3,402)     (2,768)       (465)
   Policy related
     charges and
     fees                    (4,309)     (1,201)       (229)     (2,224)       (887)       (498)       (624)       (314)        (80)
                           --------    --------    --------    --------    --------    --------    --------    --------    --------
Net increase
  (decrease)
  in net assets
  resulting from
  policy related
  transactions              (10,706)     27,785       3,477     (10,800)      1,548      29,174      (8,082)     11,229      14,823
                           --------    --------    --------    --------    --------    --------    --------    --------    --------


Net increase
  (decrease)
  in net assets              (8,875)     28,867       3,729      (3,736)        (49)     31,761      (5,756)     11,310      18,554
Net assets:
   Beginning of
     period                  45,366      16,499      12,770      71,573      71,622      39,861      32,746      21,436       2,882
                           --------    --------    --------    --------    --------    --------    --------    --------    --------
   End of period           $ 36,491    $ 45,366    $ 16,499    $ 67,837    $ 71,573    $ 71,622    $ 26,990    $ 32,746    $ 21,436
                           ========    ========    ========    ========    ========    ========    ========    ========    ========

                               Separate Account B
                  Combined Statements of Changes in Net Assets
                  Years ended December 31, 1995, 1994 and 1993
                             (amounts in thousands)


                                                               Divisions Investing In
                      -------------------------------------------------------------------------------------------------------------

                               All-Growth Series                 Real Estate Series                     Fully Managed Series
                      ---------------------------------   ----------------------------------    -----------------------------------
                         1995        1994        1993        1995       1994         1993         1995         1994         1993
                      ---------   ---------   ---------   ---------   ---------    ---------    ---------    ---------    ---------
Increase (decrease)
 in net assets
Operations:
  Net investment
    income (loss)     $   3,852   $      55   $    (178)  $   1,052   $   1,515    $     640    $   1,745    $   1,760    $   2,384
  Net realized gain
    (loss) on
    investments           1,011          77         477         369         539          514        1,311        1,060          525
  Net change in
    unrealized
    appreciation
    depreciation)
    of
    investments          10,501      (7,815)      2,647       3,425        (641)        (549)      16,314      (12,529)       1,700
Net increase
 (decrease)
 in net assets
 resulting
 from operations      ---------   ---------   ---------   ---------   ---------    ---------    ---------    ---------    ---------
                         15,364      (7,683)      2,946       4,846       1,413          605       19,370       (9,709)       4,609
                      ---------   ---------   ---------   ---------   ---------    ---------    ---------    ---------    ---------


Policy related
 transactions:
  Premiums               11,880      18,242      34,573       1,928       9,862       22,416       10,129       21,742       70,789
  Net transfers
    among
    Divisions and
    Guaranteed
    Interest
    Division
    of Golden
    American              6,292       9,624      (2,152)     (2,903)        208        4,008        5,315      (11,098)         109
  Surrenders and
    other
    withdrawals         (10,712)     (4,906)     (2,430)     (4,799)     (2,919)      (1,717)     (13,651)      (9,050)      (4,050)
  Policy related
    charges
    and fees             (1,489)       (709)       (303)     (1,193)       (401)        (141)      (2,673)      (1,341)        (517)
                      ---------   ---------   ---------   ---------   ---------    ---------    ---------    ---------    ---------
Net increase
 (decrease)
 in net assets
 resulting
 from policy
 related
 transactions             5,971      22,251      29,688      (6,967)      6,750       24,566         (880)         253       66,331
                      ---------   ---------   ---------   ---------   ---------    ---------    ---------    ---------    ---------


Net increase
 (decrease)
 in net assets           21,335      14,568      32,634      (2,121)      8,163       25,171       18,490       (9,456)      70,940
Net assets:
  Beginning of
    period               70,621      56,053      23,419      36,934      28,771        3,600       98,837      108,293       37,353
                      ---------   ---------   ---------   ---------   ---------    ---------    ---------    ---------    ---------
  End of period       $  91,956   $  70,621   $  56,053   $  34,813   $  36,934    $  28,771    $ 117,327    $  98,837    $ 108,293
                      =========   =========   =========   =========   =========    =========    =========    =========    =========

                         See Accompanying Notes.

                               Separate Account B
                  Combined Statements of Changes in Net Assets
                  Years ended December 31, 1995, 1994 and 1993
                             (amounts in thousands)


                                                                        Divisions Investing In
                                    ---------------------------------------------------------------------------------------------

                                       Multiple Allocation Series     Capital Appreciation            Rising Dividends Series
                                    ------------------------------ -----------------------------  -------------------------------
                                       1995       1994      1993     1995        1994     1993      1995       1994      1993(a)
                                    ----------  --------  -------- ---------   -------- --------  ---------  --------   ---------
Increase (decrease) in net assets
Operations:
  Net investment income (loss)       $  18,601  $  7,701  $ 15,125  $  9,151   $   868   $   567   $   (81)   $   317    $     5
  Net realized gain (loss) on
    investments                          4,715     2,844       295     2,221     1,427       247       776         55         --
  Net change in unrealized
   appreciation (depreciation)
   of investments                       26,239   (17,050)      672    14,531    (4,731)    2,955    16,037       (826)       221
                                     ---------  --------  --------  --------   -------   -------   -------    -------    -------
  Net increase (decrease) in net
   assets resulting
   from operations                      49,555    (6,505)   16,092    25,903    (2,436)    3,769    16,732       (454)       226
                                     ---------  --------  --------  --------   -------   -------   -------    -------    -------

Policy related transactions:
  Premiums                              17,865    74,594   150,789     9,240    19,196    63,986    11,968     25,150     11,566
  Net transfers among Divisions
   and Guaranteed Interest
   Division of Golden American          (9,426)   (9,842)    5,675    12,826    (6,163)    3,403    12,320     15,544      2,633
  Surrenders and other withdrawals     (42,733)  (30,150)  (12,915)  (13,162)   (7,902)   (2,393)   (9,800)    (3,844)       (25)
  Policy related charges and fees       (7,267)   (3,746)   (1,609)   (2,104)   (1,149)     (331)   (1,263)      (399)       (12)
                                     ---------  --------  --------  --------   -------   -------   -------    -------    -------
Net increase (decrease) in net
  assets resulting from policy
  related transactions                 (41,561)   30,856   141,940     6,800     3,982    64,665    13,225     36,451     14,162
                                     ---------  --------  --------  --------   -------   -------   -------    -------    -------

Net increase (decrease)
  in net assets                          7,994    24,351   158,032    32,703     1,546    68,434    29,957     35,997     14,388
Net assets:
  Beginning of period                  297,508   273,157   115,125    88,346    86,800    18,366    50,385     14,388         --
                                     ---------  --------  --------  --------   -------   -------   -------    -------    -------
  End of period                      $ 305,502  $297,508  $273,157  $121,049   $88,346   $86,800   $80,342    $50,385    $14,388
                                     =========  ========  ========  ========   =======   =======   =======    =======    =======


------------------------------------------------------------------------
(a) Commencement of operations, October, 1993

                               Separate Account B
                  Combined Statements of Changes in Net Assets
                  Years ended December 31, 1995, 1994 and 1993
                             (amounts in thousands)


                                                             Divisions Investing In
                                      -----------------------------------------------------------------
                                                                                      Value   Strategic
                                                                      Market Manager  Equity   Equity
                                            Emerging Markets Series       Series       Series   Series          Combined
                                      ------------------------------ --------------- -------- ------- ----------------------------
                                          1995     1994     1993(a)   1995   1994(b)  1995(c) 1995(d)    1995      1994     1993
                                      ---------  --------   -------- ------ -------- -------- ------- ---------  -------- ---------
Increase (decrease) in net assets
Operations:
  Net investment income
   (loss)                               $   (434) $  2,125  $   (24) $  203  $    7  $   601  $    7  $  36,114  $ 18,739  $ 21,125
  Net realized gain (loss)
   on investments                         (7,448)      836       --      29      --      687      (1)     5,077     8,590     3,162
  Net change in unrealized
   appreciation (depreciation)
   of investments                          1,603   (13,793)   3,971     943      (1)   1,870      28     99,888   (63,963)   14,477
                                        --------  --------  -------  ------  ------  -------  ------  ---------  --------  --------
  Net increase (decrease) in
   net assets resulting
   from operations                        (6,279)  (10,832)   3,947   1,175       6    3,158      34    141,079   (36,634)   38,764
                                        --------  --------  -------  ------  ------  -------  ------  ---------  --------  --------

Policy related transactions:
  Premiums                                 8,150    30,113   13,923   2,298   1,414    9,018   3,240    106,729   284,246   455,721
  Net transfers among Divisions
   and Guaranteed Interest Division
   of Golden American                    (15,911)   14,778   12,702     301   1,335   17,110   4,868     12,005     2,259    (3,870)
  Surrenders and other withdrawals        (7,740)   (4,285)     (62)   (767)     --     (776)   (172)  (128,969)  (91,898)  (32,742)
  Policy related charges and fees         (1,079)     (517)     (21)   (553)     (3)     (63)     61    (24,780)  (10,667)   (3,741)
                                        --------  --------  -------  ------  ------  -------  ------  ---------  --------  --------
Net increase (decrease) in net
  assets resulting from policy
  related transactions                   (16,580)   40,089   26,542   1,279   2,746   25,289   7,997    (35,015)  183,940   415,368
                                        --------  --------  -------  ------  ------  -------  ------  ---------  --------  --------

Net increase (decrease)
  in net assets                          (22,859)   29,257   30,489   2,454   2,752   28,447   8,031    106,064   147,306   454,132
Net assets:
  Beginning of period                     59,746    30,489       --   2,752      --       --      --    854,814   707,508   253,376
                                        --------  --------  -------  ------  ------  -------  ------  ---------  --------  --------
  End of period                         $ 36,887  $ 59,746  $30,489  $5,206  $2,752  $28,447  $8,031  $ 960,878  $854,814  $707,508
                                        ========  ========  =======  ======  ======  =======  ======  =========  ========  ========

------------------------------------------------------------------------
(a) Commencement of operations, October, 1993
(b) Commencement of operations, November, 1994
(c) Commencement of operations, January, 1995
(d) Commencement of operations, October, 1995


                                      B-10
--------------------------------------------------------------------------------

   NOTES TO FINANCIAL STATEMENTS

                               SEPARATE ACCOUNT B
                               DECEMBER 31, 1995

1. ORGANIZATION

Separate Account B (the 'Account') was established on June 14, 1988, by
Golden American Life Insurance Company ('Golden American'), under Minnesota insurance law to support the operations of variable annuity contracts ('Contracts'). Effective September 30, 1992, Golden American became a wholly-owned subsidiary of BT Variable, Inc. ('BTV'), an indirect wholly-owned subsidiary of Bankers Trust Company ('Bankers Trust'). Previously, Golden American was owned by Mutual Benefit Life Insurance Company in Rehabilitation ('Mutual Benefit'). In a transaction that closed on September 30, 1992, Bankers Trust acquired from Mutual Benefit, in accordance with the terms of an Exchange Agreement, all of the issued and outstanding capital stock of Golden American and Directed Services, Inc. ('DSI'), an affiliate of Golden American, and certain related assets and contributed them to BTV. The transaction had no effect on the accompanying financial statements. Golden American is primarily engaged in the issuance of variable insurance products and is licensed as a life insurance company in the District of Columbia and all states except New York. Effective December 30, 1993, Golden American was redomesticated from the State of Minnesota to the State of Delaware.

Operations of the Account commenced on January 25, 1989. Golden American provides for variable accumulation and benefits under the contracts by crediting annuity considerations to one or more divisions within the Account or to the Golden American Guaranteed Interest Division, the Golden American Fixed Interest Division, the Fixed Separate Account, and the Managed Global Division of Separate Account D, which are not part of the Account, as elected by the Contractowners. The assets of the Account are owned by Golden American. The portion of the Account's assets applicable to Contracts will not be chargeable with liabilities arising out of any other business Golden American may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of Golden American.

The Account makes available, under Golden Select Contracts, thirteen investment divisions: the Liquid Asset, the Limited Maturity Bond, the Natural Resources, the All-Growth, the Real Estate, the Fully Managed, the Multiple Allocation, the Capital Appreciation, the Rising Dividends (commenced operations October,
1993), the Emerging Markets (commenced operations on October 4, 1993), the Market Manager (commenced operations November, 1994) the Value Equity (commencedoperations January, 1995) and the Strategic Equity (commenced operations October, 1995) Divisions ('Divisions'). The assets in each Division are invested in shares of a designated series ('Series') of a mutual fund, The GCG Trust (the 'Trust'). The Account also includes The Fund For Life Division, which is not included in the accompanying financial statements, and which ceased to accept new Contracts effective December 31, 1994.

The Account is a unit investment trust and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

The net assets maintained in the Account provide the basis for the periodic determination of the amount of benefits under the Contracts. The net assets may not be less than the amount required under state law to provide for death benefits (without regard to the minimum death benefit guarantee) and other Contract benefits. Additional assets are held in Golden American's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee. Golden American has entered into reinsurance agreements with unaffiliated reinsurers to cover substantially all the insurance risk under the Contracts. Golden American remains liable to the extent that the reinsurers do not meet their obligations under the reinsurance agreements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies of the
Account:

USE OF ESTIMATES: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

INVESTMENTS: Investments are made in shares of a Series of the Trust and are valued at the net asset value per share of the respective Series of the Trust.

Investment transactions in each Series of the Trust are recorded on the trade date. Distributions of net investment income and capital gains of each Series of the Trust are recognized on the ex-distribution date. Realized gains and losses on redemptions of the shares of the Series of the Trust are determined on the identified cost basis.

For the years ended December 31, 1995 and 1994 the cost of purchases of shares of the Trust aggregated $228,738,000 and $352,605,000, respectively and the proceeds from sales of shares of the Trust aggregated $226,848,000 and $149,774,000, respectively.

-------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                               SEPARATE ACCOUNT B
                               DECEMBER 31, 1995

2. SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
FEDERAL INCOME TAXES: Operations of the Account form a part of, and are taxed with, the total operations of Golden American which is taxed as a life insurance company under the Internal Revenue Code. Earnings and realized capital gains of the Account attributable to the Contractowners are excluded in the determination of the federal income tax liability of Golden American.

3. CHARGES AND FEES

Under the terms of the Contracts, certain charges are allocated to the Contracts to cover Golden American's expenses in connection with the issuance and administration of the Contracts. Following is a summary of these charges:

MORTALITY AND EXPENSE RISK CHARGES: Golden American assumes mortality and expense risks related to the operations of the Account and, in accordance with the terms of the Contracts, deducts a daily charge from the assets of the Account at annual rates of .80%, .90%, 1.25%, 1.10%, 1.25% and 1.40% of the assets attributable to the DVA 80, DVA 100, DVA Series 100, DVA Plus-Standard, DVA Plus-Annual Ratchet, and DVA Plus-7% Solution, respectively to cover these risks.

ASSET BASED ADMINISTRATIVE CHARGE: A daily charge at an annual rate of .10% is deducted from assets attributable to DVA 100 and DVA Series 100 Contracts. A daily charge at an annual rate of .15% is deducted from the assets attributable to DVA Plus Contracts.

MINIMUM DEATH BENEFIT GUARANTEE CHARGE: For certain Contracts, a minimum death benefit guarantee charge of up to $1.20 per $1,000 of guaranteed death benefit per Contract year is deducted from the accumulation value of Deferred Annuity Contracts on each Contract processing date.

PREMIUM TAXES: For certain contracts, premium taxes are deducted, where applicable, from the accumulation value of each Contract. The amount and timing of the deduction depend on the annuitant's state of residence and currently ranges up to 3.5% of premiums.

OTHER CONTRACT CHARGES: An administrative charge of $40 per Contract year is deducted from accumulation value of Deferred Annuity Contracts to cover ongoing administrative expenses. The charge is deducted on the Contract processing date at the end of the Contract processing period. This charge has been waived for certain offerings of the Contract.

DEFERRED SALES LOAD: Under contracts offered prior to October 1995, a sales load of up to 7 1/2% was applicable to each premium payment for sales-related expenses as specified in the Contracts. For DVA Series 100 the sales load is deducted in equal annual installments over the period the Contract is in force, not to exceed 10 years. For other DVA 80 and DVA 100 Contracts, although the sales load is chargeable to each premium when it is received by Golden American, the amount of such charge is initially advanced by Golden American to Contractowners and included in the accumulation value and then deducted in equal installments on each Contract processing date over a period of six years. Upon surrender of the Contract, the unamortized deferred sales load is deducted from the accumulation value by Golden American. In addition, when partial with-drawal limits are exceeded, a portion of the unamortized deferred sales load is deducted.

CONTINGENT DEFERRED SALES CHARGE: Under DVA Plus Contracts issued subsequent to September 1995, a contingent sales charge ('Surrender Charges') is imposed as a percentage of each premium payment if the Contract is surrendered or an excess partial withdrawal is taken during the seven year period from the date a premium payment is received. The Surrender Charges are imposed at a rate of 7% during the first two complete years after purchase declining to 6%, 5%, 4%, 3%, and 1% after the second, third, fourth, fifth, and sixth years, respectively.

The net assets retained in the Account by Golden American in the accompanying financial statements represent the unamortized deferred sales load, surrender charges and premium taxes advanced by Golden American, noted above.

-------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                               SEPARATE ACCOUNT B
                               DECEMBER 31, 1995

3. CHARGES AND FEES--(CONTINUED)
Net assets retained in the Account by Golden American are as follows:

                                                                               YEAR ENDED         YEAR ENDED
                                                                            DECEMBER 31, 1995  DECEMBER 31, 1994
                                                                            -----------------  -----------------
                                                                                      (AMOUNTS IN THOUSANDS)
Balance at beginning of year..............................................      $  44,008          $  37,364
Sales load advanced and additions to surrender charges....................          6,572             16,138
Premium tax advanced......................................................             76                 73
Net transfer (to) from Separate Account D, Fixed Account and Golden
  American................................................................         (1,303)               666
Amortization of deferred sales load, surrender charges and premium tax....        (13,071)           (10,233)
                                                                            -----------------  -----------------
Balance at end of year....................................................      $  36,282          $  44,008
                                                                            -----------------  -----------------
                                                                            -----------------  -----------------


4. OTHER RELATED PARTY TRANSACTIONS

DSI, a registered broker/dealer, acts as the distributor and principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the Contracts issued through the Account. For 1995 and 1994, fees paid by Golden American to DSI aggregated $7,621,000 and $15,939,000 respectively.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS

                               SEPARATE ACCOUNT B
                               DECEMBER 31, 1995

5. UNIT VALUES

Presented below is accumulation unit value information for units outstanding by Contract type as of December 31, 1995


                                                                                                                 TOTAL UNIT
                                       SERIES                                            UNITS      UNIT VALUE      VALUE
------------------------------------------------------------------------------------  ------------  -----------  -----------
                                                                                                                (IN THOUSANDS)
Liquid Asset
     DVA 80.........................................................................       398,563   $  13.429    $     5,352
     DVA 100........................................................................     2,096,044      13.243         27,757
     DVA Series 100.................................................................        70,999      12.921            917
     DVA Plus -- Standard...........................................................        37,887      13.029            494
     DVA Plus -- Annual Ratchet.....................................................        62,084      12.895            801
     DVA Plus -- 7% Solution........................................................        93,239      12.762          1,190
                                                                                                                 -------------
                                                                                                                       36,511
Limited Maturity Bond
     DVA 80.........................................................................       206,399      15.307          3,160
     DVA 100........................................................................     4,103,020      15.095         61,935
     DVA Series 100.................................................................        14,356      14.729            212
     DVA Plus -- Standard...........................................................        26,976      14.865            401
     DVA Plus -- Annual Ratchet.....................................................        11,834      14.711            174
     DVA Plus -- 7% Solution........................................................       136,553      14.559          1,988
                                                                                                                 -------------
                                                                                                                       67,870
Natural Resources
     DVA 80.........................................................................       249,344      15.578          3,884
     DVA 100........................................................................     1,433,795      15.362         22,026
     DVA Series 100.................................................................        19,158      14.989            287
     DVA Plus -- Standard...........................................................        24,828      15.114            375
     DVA Plus -- Annual Ratchet.....................................................         2,847      14.958             42
     DVA Plus -- 7% Solution........................................................        26,605      14.803            394
                                                                                                                 -------------
                                                                                                                       27,008
All-Growth
     DVA 80.........................................................................       260,857      14.537          3,792
     DVA 100........................................................................     5,828,945      14.335         83,560
     DVA Series 100.................................................................        46,215      13.987            647
     DVA Plus -- Standard...........................................................        21,908      14.104            309
     DVA Plus -- Annual Ratchet.....................................................        16,567      13.959            231
     DVA Plus -- 7% Solution........................................................       251,872      13.814          3,479
                                                                                                                 -------------
                                                                                                                       92,018
Real Estate
     DVA 80.........................................................................       105,134      16.428          1,727
     DVA 100........................................................................     1,965,015      16.201         31,835
     DVA Series 100.................................................................        14,556      15.808            230
     DVA Plus -- Standard...........................................................         2,716      15.940             43
     DVA Plus -- Annual Ratchet.....................................................         2,910      15.775             46
     DVA Plus -- 7% Solution........................................................        61,143      15.612            955
                                                                                                                 -------------
                                                                                                                       34,836
Fully Managed
     DVA 80.........................................................................       258,587      15.694          4,058
     DVA 100........................................................................     7,054,994      15.476        109,184
     DVA Series 100.................................................................        29,312      15.101            443
     DVA Plus -- Standard...........................................................        49,153      15.227            748
     DVA Plus -- Annual Ratchet.....................................................        13,988      15.070            211
     DVA Plus -- 7% Solution........................................................       184,364      14.914          2,750
                                                                                                                 -------------
                                                                                                                      117,394
Multiple Allocation
     DVA 80.........................................................................     1,217,849      17.235         20,989
     DVA 100........................................................................    16,134,381      16.996        274,218
     DVA Series 100.................................................................       140,336      16.584          2,327
     DVA Plus -- Standard...........................................................       104,463      16.722          1,747
     DVA Plus -- Annual Ratchet.....................................................        21,073      16.550            348
     DVA Plus -- 7% Solution........................................................       370,515      16.378          6,068
                                                                                                                 -------------
                                                                                                                      305,697

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                               SEPARATE ACCOUNT B
                               DECEMBER 31, 1995

5. UNIT VALUES--(CONTINUED)


                                                                                                                   TOTAL UNIT
                                        SERIES                                            UNITS      UNIT VALUE      VALUE
 ------------------------------------------------------------------------------------  ------------  -----------  -------------
                                                                                                                  (IN THOUSANDS)
Capital Appreciation
     DVA 80.........................................................................       154,271   $  14.935    $     2,304
     DVA 100........................................................................     7,627,317      14.825        113,076
     DVA Series 100.................................................................        26,783      14.634            392
     DVA Plus -- Standard...........................................................        24,117      14.707            355
     DVA Plus -- Annual Ratchet.....................................................        16,369      14.627            239
     DVA Plus -- 7% Solution........................................................       326,610      14.548          4,752
                                                                                                                 -------------
                                                                                                                      121,118
Rising Dividends
     DVA 80.........................................................................       102,616      13.356          1,370
     DVA 100........................................................................     5,536,766      13.296         73,617
     DVA Series 100.................................................................        50,637      13.191            668
     DVA Plus -- Standard...........................................................        22,934      13.237            304
     DVA Plus -- Annual Ratchet.....................................................        36,100      13.194            476
     DVA Plus -- 7% Solution........................................................       300,820      13.151          3,956
                                                                                                                 -------------
                                                                                                                       80,391
Emerging Markets
     DVA 80.........................................................................       227,757       9.317          2,122
     DVA 100........................................................................     3,533,661       9.275         32,775
     DVA Series 100.................................................................        30,591       9.202            281
     DVA Plus -- Standard...........................................................        15,670       9.234            145
     DVA Plus -- Annual Ratchet.....................................................        12,465       9.204            115
     DVA Plus -- 7% Solution........................................................       160,820       9.174          1,475
                                                                                                                 -------------
                                                                                                                       36,913
Market Manager
     DVA 100........................................................................       480,472      12.386          5,951

Value Equity
     DVA 80.........................................................................       202,148      13.417          2,712
     DVA 100........................................................................     1,676,442      13.391         22,449
     DVA Series 100.................................................................        10,226      13.345            136
     DVA Plus -- Standard...........................................................        34,272      13.374            458
     DVA Plus -- Annual Ratchet.....................................................        23,394      13.356            313
     DVA Plus -- 7% Solution........................................................       179,453      13.339          2,394
                                                                                                                 -------------
                                                                                                                       28,462
Strategic Equity
     DVA 80.........................................................................       137,215      10.013          1,374
     DVA 100........................................................................       362,606      10.009          3,629
     DVA Series 100.................................................................        26,760       9.999            267
     DVA Plus -- Standard...........................................................        76,095      10.014            762
     DVA Plus -- Annual Ratchet.....................................................        47,478      10.011            475
     DVA Plus -- 7% Solution........................................................       152,633      10.009          1,528
                                                                                                                 -------------
                                                                                                                        8,035
                                                                                                                 -------------
       Total........................................................................                              $   962,204
                                                                                                                 -------------
                                                                                                                 -------------

   [GOLDEN AMERICAN LIFE INSURANCE LOGO ]

                                 ANNUAL REPORT

                               ------------------

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D
                                       OF
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               ------------------

                               DECEMBER 31, 1995

 GoldenSelect products are issued by Golden American Life Insurance Company and distributed by
      Directed Services, Inc., both subsidiaries of Bankers Trust Company

Golden American Life Insurance Company
A SUBSIDIARY OF BANKERS TRUST COMPANY

1001 JEFFERSON STREET, SUITE 400, WILMINGTON, DE 19801         TEL: 302-576-3400
                                                               FAX: 302-576-3450

                                                               February 21, 1996

Dear Contractholder:

I am pleased to provide you with the 1995 Annual Report for The Managed Global Account of Separate Account D. This portfolio invests in a wide range of equity, debt securities and money market instruments worldwide. It has been managed by Warburg, Pincus Counsellors, Inc. since July, 1994 and seeks high total investment returns consistent with prudent regard for capital preservation.

Included in the Annual Report is a report of Warburg, Pincus Counsellors, Inc. Warburg, Pincus' comments reflect their views as of the date written, and are subject to change at any time.

If you have any questions or would like additional information, please call Golden American customer service: 1-800-366-0066. We would be pleased to assist you.

Thank you for your continued support of GoldenSelect products. We look forward to serving you in 1996 and beyond.

Sincerely.

/s/ Terry L. Kendall

Terry L. Kendall
President

MANAGED GLOBAL ACCOUNT

The objective of the GoldenSelect Managed Global Account of Separate Account D is long-term capital appreciation and international diversification.

The year saw fairly wide divergences in performance among foreign markets. Most European exchanges recorded solid gains, while many of the emerging markets, particularly in Asia, suffered losses. Japan, after falling sharply in the year's first six months, staged a powerful recovery at midyear and finished the year even.

Japan remains the Account's largest commitment to a single country, at 32% of the portfolio. The Portfolio Manager is encouraged by developments in the Japanese economy, and is equally optimistic about the stock market's prospects in 1996.

Emerging markets, collectively, suffered in 1995, and as a result valuations are now lower than they have been in several years. The Portfolio Manager sees many attractive opportunities in emerging markets as 1996 begins, particularly in Asia, which represents the major focus of the Account's emerging-market exposure.

As 1996 begins, the Portfolio Manager's outlook on international equity markets is, in general, positive, and believes that the Account is well-positioned with regard to its regional and country allocations and its specific holdings.

                                          WARBURG, PINCUS COUNSELLORS, INC.

TOP FIVE HOLDINGS AS OF DECEMBER 31, 1995:

1. Banco De Santander S.A., ADR...................................................       4.0%
2. Canon Inc......................................................................       3.7%
3. East Japan Railway Company.....................................................       3.1%
4. Nippon Telegraph & Telephone Corporation.......................................       3.0%
5. VA Technologie AG..............................................................       3.0%

ASSET DISTRIBUTION BY COUNTRY

The following table replaces a pie chart showing asset distribution by country as a precentage of total investments.

                    Other............................... 36.4%
                    Argentina...........................  4.0%
                    Spain...............................  4.0%
                    Hong Kong...........................  4.1%
                    New Zealand.........................  6.0%
                    France..............................  6.1%
                    Great Britain.......................  7.4%
                    Japan............................... 32.0%

--------------------------------------------------------------------------------
   STATEMENT OF ASSETS AND LIABILITIES

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

                               DECEMBER 31, 1995

ASSETS
  Investments, at value (Cost $67,478,262) (Notes 1 and 3)...........................................................  $  70,981,052
  Cash...............................................................................................................         78,896
  Receivables:
     Investment securities sold......................................................................................      1,336,669
     Dividends and interest..........................................................................................         99,399
     Premium payments and reallocations..............................................................................         20,839
  Net unrealized appreciation of forward foreign currency exchange contracts.........................................        351,688
  Prepaid expenses and other assets..................................................................................          9,271
                                                                                                                       -------------
     Total Assets....................................................................................................     72,877,814

LIABILITIES
  Payables:
     Investment securities purchased.................................................................................        334,419
     Surrenders, withdrawals and reallocations.......................................................................         58,577
     Golden American for contract related expenses (Note 2)..........................................................         43,558
  Accrued management and organization fees (Note 2)..................................................................          1,684
  Accrued expenses...................................................................................................         64,469
                                                                                                                       -------------
     Total Liabilities...............................................................................................        502,707
                                                                                                                       -------------
     Total Net Assets................................................................................................  $  72,375,107
                                                                                                                       -------------
                                                                                                                       -------------

NET ASSETS
  For variable annuity contracts.....................................................................................  $  69,499,713
  Retained in The Managed Global Account of Separate Account D by Golden American (Note 2)...........................      2,875,394
                                                                                                                       -------------
     Total Net Assets................................................................................................  $  72,375,107
                                                                                                                       -------------
                                                                                                                       -------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   STATEMENT OF OPERATIONS

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

                      FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
  Interest (net of foreign withholding taxes of $3,203)..............................................................  $     92,139
  Dividends (net of foreign withholding taxes of $149,639)...........................................................     1,207,385
                                                                                                                        ------------
     Total Investment Income.........................................................................................     1,299,524
                                                                                                                        ------------

EXPENSES:
  Mortality and expense risk and asset based administrative charges (Note 2).........................................       739,881
  Management and advisory fees (Note 2)..............................................................................       734,700
  Custodian fees (Note 2)............................................................................................       111,693
  Accounting fees....................................................................................................        51,766
  Auditing fees......................................................................................................        23,639
  Printing and mailing...............................................................................................        14,268
  Board of governors' fees and expenses (Note 2).....................................................................         5,987
  Legal fees.........................................................................................................         3,818
  Other..............................................................................................................        40,556
                                                                                                                        ------------
     Total Expenses..................................................................................................     1,726,308
  Less amounts paid by the investment manager pursuant to expense limitation agreement (Note 2)......................       (63,386)
                                                                                                                        ------------
     Net Expenses....................................................................................................     1,662,922
                                                                                                                        ------------
NET INVESTMENT LOSS..................................................................................................      (363,398)
                                                                                                                        ------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized gain/(loss) from:
     Security transactions...........................................................................................    (6,119,111)
     Forward foreign currency exchange contracts.....................................................................     1,952,175
     Foreign currency transactions...................................................................................        (4,990)
  Net change in unrealized appreciation of:
     Securities......................................................................................................     7,765,310
     Forward foreign currency exchange contracts.....................................................................       351,688
     Other assets and liabilities denominated in foreign currencies..................................................         3,323
                                                                                                                        ------------
  Net realized and unrealized gain on investments....................................................................     3,948,395
                                                                                                                        ------------
     Net increase in net assets resulting from operations............................................................  $  3,584,997
                                                                                                                        ------------
                                                                                                                        ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   STATEMENT OF CHANGES IN NET ASSETS

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

                                                                                                        YEAR ENDED     YEAR ENDED
                                                                                                       DECEMBER 31,   DECEMBER 31,
                                                                                                           1995           1994
                                                                                                       -------------  -------------

INCREASE/(DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment loss................................................................................  $    (363,398) $    (259,767)
  Net realized loss on securities, forward foreign currency exchange contracts and foreign currency
     transactions....................................................................................     (4,171,926)    (1,363,558)
  Net unrealized appreciation/(depreciation) of securities, forward foreign currency exchange
     contracts and other assets and liabilities denominated in foreign currencies....................      8,120,321    (11,511,952)
                                                                                                       -------------  -------------
  Net increase/(decrease) in net assets resulting from operations....................................      3,584,997    (13,135,277)
                                                                                                       -------------  -------------

CONTRACT RELATED TRANSACTIONS:
  Premiums...........................................................................................      6,235,725     22,680,207
  Benefits, surrenders and other withdrawals.........................................................     (9,881,861)    (8,496,158)
  Net transfers (to) from Separate Account B, Fixed Account and Golden American......................    (12,563,025)    (2,244,552)
  Contract related charges and fees (Note 2).........................................................     (1,209,284)    (1,073,158)
                                                                                                       -------------  -------------
  Net increase/(decrease) in net assets resulting from contract related transactions.................    (17,418,445)    10,866,339
                                                                                                       -------------  -------------
  Net decrease in net assets.........................................................................    (13,833,448)    (2,268,938)

NET ASSETS:
  Beginning of year..................................................................................     86,208,555     88,477,493
                                                                                                       -------------  -------------
  End of year........................................................................................  $  72,375,107  $  86,208,555
                                                                                                       -------------  -------------
                                                                                                       -------------  -------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS


                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

   FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH YEAR FOR THE DVA 100.

                                                                               YEAR        YEAR        YEAR       PERIOD
                                                                               ENDED       ENDED       ENDED       ENDED
                                                                             12/31/95   12/31/94**   12/31/93    12/31/92*
                                                                             ---------  -----------  ---------  -----------
Accumulation unit value, beginning of year.................................  $   9.091   $  10.518   $  10.008   $  10.000
                                                                             ---------  -----------  ---------  -----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) #.............................................     (0.044)     (0.030)     (0.046)      0.022
Net realized and unrealized gain/(loss) on investments.....................      0.612      (1.397)      0.556      (0.014)
                                                                             ---------  -----------  ---------  -----------
Total from investment operations...........................................      0.568      (1.427)      0.510       0.008
                                                                             ---------  -----------  ---------  -----------
Accumulation unit value, end of year.......................................  $   9.659   $   9.091   $  10.518   $  10.008
                                                                             ---------  -----------  ---------  -----------
                                                                             ---------  -----------  ---------  -----------
Total return...............................................................       6.25%     (13.57)%      5.10%       0.08%++
                                                                             ---------  -----------  ---------  -----------
                                                                             ---------  -----------  ---------  -----------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's).........................................  $  68,283    $  83,702  $  85,702    $  38,699
Ratio of operating expenses to average net assets..........................       2.27%        2.31%      2.68%        2.46%+
Decrease reflected in above expense ratio due to expense limitations.......       0.08%        0.09%      0.03%          --
Ratio of net investment income/(loss) to average net assets................     (0.50)%       (0.31)%    (0.44)%       1.78%+

------------------
 * These units were available for sale on October 21, 1992.
** On July 1, 1994 Warburg, Pincus Counsellors, Inc. became Portfolio Manager of the Account. Prior to that date the Account had been advised by another Portfolio Manager.
 + Annualized
 ++ Non-annualized
 # Per unit numbers have been calculated using the average unit method, which more appropriately presents the per unit data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

   FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH YEAR FOR THE DVA 80.

                                                                                                YEAR         YEAR       PERIOD
                                                                                                ENDED        ENDED       ENDED
                                                                                              12/31/95    12/31/94**   12/31/93*
                                                                                             -----------  -----------  ---------
Accumulation unit value, beginning of year.................................................   $   9.130    $  10.541   $  10.420
                                                                                             -----------  -----------  ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss #......................................................................      (0.027)      (0.011)     (0.005)
Net realized and unrealized gain/(loss) on investments.....................................       0.617       (1.400)      0.126
                                                                                             -----------  -----------  ---------
Total from investment operations...........................................................       0.590       (1.411)      0.121
                                                                                             -----------  -----------  ---------
Accumulation unit value, end of year.......................................................   $   9.720    $   9.130   $  10.541
                                                                                             -----------  -----------  ---------
                                                                                             -----------  -----------  ---------
Total return...............................................................................        6.46%      (13.39)%      1.16%++
                                                                                             -----------  -----------  ---------
                                                                                             -----------  -----------  ---------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's).........................................................   $   1,047    $   1,877   $   2,087
Ratio of operating expenses to average net assets..........................................        2.07%        2.11%       2.48%+
Decrease reflected in above expense ratio due to expense limitations.......................        0.08%        0.09%       0.03%+
Ratio of net investment loss to average net assets.........................................       (0.30)%      (0.11)%     (0.24)%+

------------------
 * These units were available for sale on October 14, 1993.
** On July 1, 1994 Warburg, Pincus Counsellors, Inc. became Portfolio Manager of the Account. Prior to that date the Account had been advised by another Portfolio Manager.
 + Annualized
 ++ Non-annualized
 # Per unit numbers have been calculated using the average unit method, which more appropriately presents the per unit data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D


 FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH YEAR FOR THE DVA SERIES 100.


                                                                                                YEAR         YEAR       PERIOD
                                                                                                ENDED        ENDED       ENDED
                                                                                              12/31/95    12/31/94**   12/31/93*
                                                                                             -----------  -----------  ---------
Accumulation unit value, beginning of year.................................................   $   9.027    $  10.481   $  10.536
                                                                                             -----------  -----------  ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss #......................................................................      (0.076)      (0.066)     (0.036)
Net realized and unrealized gain/(loss) on investments.....................................       0.607       (1.388)     (0.019)
                                                                                             -----------  -----------  ---------
Total from investment operations...........................................................       0.531       (1.454)     (0.055)
                                                                                             -----------  -----------  ---------
Accumulation unit value, end of year.......................................................   $   9.558    $   9.027   $  10.481
                                                                                             -----------  -----------  ---------
                                                                                             -----------  -----------  ---------
Total return...............................................................................        5.87%      (13.87)%     (0.52)%++
                                                                                             -----------  -----------  ---------
                                                                                             -----------  -----------  ---------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's).........................................................   $     545    $     630   $     688
Ratio of operating expenses to average net assets..........................................        2.62%        2.66%       3.02%+
Decrease reflected in above expense ratio due to expense limitations.......................        0.08%        0.09%       0.03%+
Ratio of net investment loss to average net assets.........................................       (0.85)%      (0.66)%     (0.79)%+

------------------
 * These units were available for sale on April 27, 1993.
** On July 1, 1994 Warburg, Pincus Counsellors, Inc. became Portfolio Manager of the Account. Prior to that date the Account had been advised by another Portfolio Manager.
 + Annualized
 ++ Non-annualized
 # Per unit numbers have been calculated using the average unit method, which more appropriately presents the per unit data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

          FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD.

                                                                                  DVA PLUS-      DVA PLUS-       DVA PLUS-
                                                                                  STANDARD    ANNUAL RATCHET    7% SOLUTION
                                                                                 -----------  ---------------  -------------
                                                                                   PERIOD         PERIOD          PERIOD
                                                                                    ENDED          ENDED           ENDED
                                                                                  12/31/95*      12/31/95*       12/31/95*
                                                                                 -----------  ---------------  -------------
Accumulation unit value, beginning of period...................................   $   9.323      $   9.282       $   9.240
                                                                                 -----------  ---------------  -------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss #..........................................................      (0.013)        (0.013)         (0.013)
Net realized and unrealized gain on investments................................       0.266          0.262           0.259
                                                                                 -----------  ---------------  -------------
Total from investment operations...............................................       0.253          0.249           0.246
                                                                                 -----------  ---------------  -------------
Accumulation unit value, end of period.........................................   $   9.576      $   9.531       $   9.486
                                                                                 -----------  ---------------  -------------
                                                                                 -----------  ---------------  -------------
Total return...................................................................        2.71%++        2.69%++         2.66%++
                                                                                 -----------  ---------------  -------------
                                                                                 -----------  ---------------  -------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................................   $     256      $     262       $   1,982
Ratio of operating expenses to average net assets..............................        2.40%+         2.55%+          2.60%+
Decrease reflected in above expense ratio due to expense limitations...........        0.08%+         0.08%+          0.08%+
Ratio of net investment loss to average net assets.............................       (0.63)%+       (0.78)%+        (0.83)%+

------------------
*  These units were available for sale on October 2, 1995.
+  Annualized
++ Non-annualized
# Per unit numbers have been calculated using the average unit method, which more appropriately presents the per unit data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS
                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

                               DECEMBER 31, 1995

                                                       VALUE
    SHARES                                           (NOTE 1)
--------------                                      -----------
COMMON STOCKS -- 93.7%
  ARGENTINA -- 3.9%
         2,318  Banco de Galicia Y Buenos Aires
                  S.A.............................  $    47,809
        21,045  Banco Frances del Rio de la Plata
                  S.A.............................      186,220
        19,320  Banco Frances del Rio de la Plata
                  S.A., ADR.......................      519,225
        61,900  Capex S.A., Class A, GDR**........      897,550
        25,600  Telefonica de Argentina S.A.,
                  ADR.............................      697,600
        21,800  Y.P.F. S.A........................      471,425
                                                    -----------
                                                      2,819,829
                                                    -----------
AUSTRALIA -- 2.6%
        71,312  BTR Ltd. Class A..................      348,227
        51,375  Niugini Mining Ltd.+..............       98,898
       274,500  Pasminco Ltd.+....................      336,637
       212,900  Woodside Petroleum Ltd............    1,088,677
                                                    -----------
                                                      1,872,439
                                                    -----------
AUSTRIA -- 3.0%
        17,000  VA Technologie AG+................    2,159,051
                                                    -----------
BRAZIL -- 0.4%
         9,000  Panamerican Beverages Inc., Class
                  A...............................      288,000
                                                    -----------
CHINA -- 0.4%
        15,000  Jilan Chemical, ADR...............      322,500
                                                    -----------
DENMARK -- 0.3%
        11,100  International Service Systems AS,
                  Class B.........................      249,865
                                                    -----------
FINLAND -- 1.1%
        15,650  Metsa-Serla, Class B..............      482,070
           500  Metra AB, Class B.................       20,688
        11,600  Valmet, Class A...................      287,987
                                                    -----------
                                                        790,745
                                                    -----------
FRANCE -- 6.0%
         9,507  Bouygues..........................      956,907
         4,000  Cetelem...........................      750,145
        47,300  Largardere Groupe.................      868,598
         8,351  Scor S.A..........................      260,703
        19,671  Total S.A., Class B...............    1,326,518
         4,597  Total S.A., ADS...................      156,298
                                                    -----------
                                                      4,319,169
                                                    -----------
GERMANY -- 2.9%
        12,400  Adidas AG.........................      656,318
        11,500  Adidas AG, ADR**..................      302,158
         3,400  Deutsche Bank AG..................      161,156
        13,000  SGL Carbon AG.....................    1,006,276
                                                    -----------
                                                      2,125,908
                                                    -----------
GREAT BRITAIN -- 7.2%
       173,956  British Airport Authority Ord.....    1,310,242
        11,600  Cookson Group PLC.................       55,125
        50,000  Govett & Company Ltd., Ord. PLC...      180,148
        64,000  Grand Metropolitan PLC Ord........      460,682
       156,223  Prudential Corporation PLC........    1,005,637
        31,232  Reckitt & Colman PLC Ord..........      345,589
       630,000  Singer & Friedlander Group PLC....    1,061,553
       295,400  Takare PLC........................      825,761
                                                    -----------
                                                      5,244,737
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
--------------                                      -----------
HONG KONG -- 4.1%
       359,000  Citic Pacific Ltd.................  $ 1,228,005
        48,737  HSBC Holdings Ltd.................      737,437
       141,201  Jardine Matheson Holdings Ltd.....      967,227
                                                    -----------
                                                      2,932,669
                                                    -----------
INDIA -- 3.1%
        33,000  Hindalco Industries Ltd., GDR**...    1,126,290
        41,400  India Fund (The) Inc..............      367,425
        51,200  Reliance Industries Ltd., GDS.....      716,800
                                                    -----------
                                                      2,210,515
                                                    -----------
INDONESIA -- 2.3%
        34,500  Bank International Indonesia
                  (Foreign).......................      114,296
        99,000  PT Mulia Industrindo Ord.
                  (Foreign).......................      279,270
        79,500  PT Semen Gresik (Foreign).........      222,523
        10,500  PT Telekomunikas, ADR.............      265,125
       410,000  PT Telekomunikas (Foreign)........      537,940
        19,800  PT Tri Polyta Indonesia, ADR......      272,250
                                                    -----------
                                                      1,691,404
                                                    -----------
ISRAEL -- 1.8%
        75,000  Ampal American Israel Corporation,
                  Class A.........................      393,750
        38,500  ECI Telecom, Ltd..................      878,281
                                                    -----------
                                                      1,272,031
                                                    -----------
JAPAN -- 29.5%
       149,000  Canon Inc.........................    2,698,596
        22,000  Circle K Japan Company Ltd........      969,491
           170  DDI Corporation...................    1,317,191
           458  East Japan Railway Company........    2,226,789
        89,000  Hitachi Ltd.......................      896,465
         2,500  Keyence Corporation...............      288,136
        75,000  Kirin Beverage Corporation........    1,009,685
         5,000  Kyocera Corporation...............      371,429
        11,000  Murata Manufacturing Company
                  Ltd.............................      404,843
        94,000  NEC Corporation...................    1,147,119
        27,000  Nippon Communication Systems
                  Corporation.....................      285,036
           267  Nippon Telegraph & Telephone
                  Corporation.....................    2,161,215
            54  NTT Data Communication Systems
                  Corporation.....................    1,814,818
        40,800  Orix Corporation..................    1,679,419
         6,000  Rohm Company......................      338,789
        20,000  Sony Corporation..................    1,199,031
        33,000  TDK Corporation...................    1,684,358
         3,000  UNY Company.......................       56,368
        21,600  York-Benimaru Company Ltd.........      826,344
                                                    -----------
                                                     21,375,122
                                                    -----------
  KOREA -- 2.5%
         6,600  Mando Machinery Corporation,
                  GDR.............................      173,250
        40,300  Mando Machinery Corporation,
                  GDR**...........................    1,057,875
         5,800  Samsung Electric, GDR.............      559,700
                                                    -----------
                                                      1,790,825
                                                    -----------
  MALAYSIA -- 0.4%
        75,000  Westmont BHD......................      259,873
                                                    -----------
  MEXICO -- 0.4%
        93,000  Gruma S.A., Series B..............      261,581
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS --(CONTINUED)

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

                               DECEMBER 31, 1995

                                                       VALUE
    SHARES                                           (NOTE 1)
--------------                                      -----------
COMMON STOCKS -- (CONTINUED)
  NEW ZEALAND -- 5.9%
     1,313,354  Brierley Investments Ltd..........  $ 1,038,912
       266,300  Fletcher Challenge Ltd............      614,550
       502,522  Fletcher Challenge (Forest
                  Division) Ltd...................      716,182
       538,800  Lion Nathan Ltd...................    1,285,678
        30,000  Sky City Ltd......................      622,697
                                                    -----------
                                                      4,278,019
                                                    -----------
  NORWAY -- 1.0%
        17,100  Norsk Hydro, ADR..................      716,063
                                                    -----------
  PAKISTAN -- 0.3%
       241,000  Pakistan Telecommunications
                  Corporation.....................      216,589
                                                    -----------
  SINGAPORE -- 2.5%
         9,000  D.B.S. Land Ltd...................       30,414
       119,000  Development Bank of Singapore
                  Ltd.............................    1,480,665
       464,000  I.P.C. Corporation................      308,349
                                                    -----------
                                                      1,819,428
                                                    -----------
  SPAIN -- 4.0%
        58,100  Banco de Santander S.A., ADR......    2,861,425
                                                    -----------
  SWEDEN -- 3.0%
         8,100  Asea AB, Class B..................      787,983
        35,200  Astra AB, Class B.................    1,394,112
                                                    -----------
                                                      2,182,095
                                                    -----------
  SWITZERLAND -- 1.5%
           615  Brown Boveri & Cie AG, Class A....      714,744
           200  Ciba-Geigy AG.....................      175,195
           150  Danza Holding AG..................      163,920
                                                    -----------
                                                      1,053,859
                                                    -----------
  TAIWAN -- 2.5%
     1,680,000  GP Taiwan Index Fund..............    1,325,268
        75,511  Tuntex Distinct Corporation,
                  GDS **..........................      509,701
                                                    -----------
                                                      1,834,969
                                                    -----------
  THAILAND -- 1.1%
       146,800  Industrial Finance Corporation of
                  Thailand (Foreign)..............      498,269
        81,400  Thai Military Bank Public Company
                  Ltd. (Foreign)..................      329,607
                                                    -----------
                                                        827,876
                                                    -----------
                Total Common Stocks
                  (Cost $64,252,583)..............   67,776,586
                                                    -----------
WARRANTS -- 0.0%# COST ($20,647)
  SWITZERLAND -- 0.0%#
           600  Danza Holding AG, Expires
                  08/02/1996......................        2,667
                                                    -----------


  PRINCIPAL                                            VALUE
    AMOUNT                                           (NOTE 1)
--------------                                      -----------
CONVERTIBLE CORPORATE BONDS -- 3.8%
  JAPAN -- 1.8%
           JPY  Matasushita Electric Works Ltd.,
   111,000,000    2.700% due 05/31/2002...........  $ 1,313,724
                                                    -----------
  TAIWAN -- 2.0%
    $1,070,000  President Enterprises Corporation,
                  Zero coupon due 07/22/2001......    1,358,900
        70,000  Yang Ming Marine Transport
                  Corporation,
                  2.000% due 10/06/2001...........       77,175
                                                    -----------
                                                      1,436,075
                                                    -----------
                Total Convertible Corporate Bonds
                  (Cost $2,753,032)...............    2,749,799
                                                    -----------
REPURCHASE AGREEMENT -- 0.6% Cost ($452,000)
       452,000  Agreement with PNC Securities
                  Corporation, 5.600% dated
                  12/29/1995 to be repurchased at
                  $452,281 on 01/02/1996,
                  collateralized by $445,000 U.S.
                  Treasury Notes, 5.750% due
                  09/30/1997 (value $455,324).....      452,000
                                                    -----------

                                                          VALUE
             PRINCIPAL AMOUNT                           (NOTE 1)
------------------------------------------             -----------
TOTAL INVESTMENTS (COST $67,478,262)
  (NOTES 1 AND 3)..........                      98.1%  70,981,052
OTHER ASSETS AND LIABILITIES (NET)........        1.9    1,394,055
                                            ---------  -----------
NET ASSETS................................      100.0% $72,375,107
                                            ---------  -----------
                                            ---------  -----------

----------------------
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 + Non-income producing security.
 # Amount is less than 0.1%.

GLOSSARY OF TERMS
                      American Depositary
ADR        --         Receipt.
                      American Depositary
ADS        --         Share.
                      Global Depositary
GDR        --         Receipt.
GDS        --         Global Depositary Share.
JPY        --         Japanese Yen.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS --(CONTINUED)

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

                               DECEMBER 31, 1995

DECEMBER 31, 1995, INDUSTRY CLASSIFICATION OF THE FUND WAS AS FOLLOWS
(UNAUDITED):

                                         % OF NET        VALUE
       INDUSTRY CLASSIFICATION            ASSETS        (NOTE 1)
-------------------------------------  -------------  ------------
LONG TERM INVESTMENTS:
Electric Machinery
  Equipment/Electronics..............          9.6%     $6,970,456
Telecommunications...................          8.4       6,073,941
Investment Companies.................          8.0       5,795,435
Banking/Financials...................          7.7       5,539,247
Financial Services...................          7.5       5,461,877
Durable Goods -- Consumer............          5.5       3,999,903
Transportation.......................          5.2       3,778,127
Oil/Gas Extraction...................          5.2       3,758,981
Computer Software....................          2.5       1,814,818
Forest Products/Paper................          2.5       1,812,802
Industrial...........................          2.4       1,707,127
Technology...........................          2.3       1,684,358
Pharmaceuticals......................          2.2       1,569,307
Metal/Metal Products.................          2.2       1,561,824
Chemicals/Allied Products............          1.8       1,311,550
Beverages............................          1.8       1,297,685
Brewery..............................          1.8       1,285,678
Insurance............................          1.8       1,266,339
Automobile Parts.....................          1.7       1,231,125
Industrial/Commercial Machinery......          1.7       1,199,031
Engineering/Construction.............          1.6       1,179,431
Metals -- Diversified................          1.4       1,006,276
Convenience Stores...................          1.3         969,492
Shoes/Leather........................          1.3         958,476
Energy...............................          1.2         897,550
Retail -- Grocery....................          1.2         882,712
Health Care Services.................          1.1         825,761
Food/Kindred Products................          1.0         722,263
Electronics -- Semiconductor.........          1.0         710,218
Entertainment........................          0.9         622,697
Textiles.............................          0.7         509,701
Nondurable Goods -- Consumer.........          0.5         345,589
Computer Industry....................          0.4         308,349
Communication........................          0.4         285,036

                                         % OF NET        VALUE
 INDUSTRY CLASSIFICATION (CONTINUED)      ASSETS        (NOTE 1)
-------------------------------------  -------------  ------------
Capital Goods........................          0.4%       $279,270
Business Services....................          0.4         249,865
Other................................          0.9         656,755
                                             -----    ------------
TOTAL LONG TERM INVESTMENTS..........         97.5      70,529,052
REPURCHASE AGREEMENT.................          0.6         452,000
                                             -----    ------------
TOTAL INVESTMENTS....................         98.1      70,981,052
OTHER ASSETS AND LIABILITIES (NET)...          1.9       1,394,055
                                             -----    ------------
NET ASSETS...........................        100.0%    $72,375,107
                                             -----
                                             -----    ------------
                                                      ------------

                                  SCHEDULE OF
                  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

           FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO SELL
       CONTRACTS TO DELIVER
----------------------------------     IN
                                    EXCHANGE                 UNREALIZED
EXPIRATION          LOCAL           FOR U.S.    VALUE IN    APPRECIATION/
   DATE            CURRENCY             $        U.S. $     (DEPRECIATION)
----------  ----------------------  ---------  -----------  -------------
03/21/1996  JPY        302,112,500  2,999,915   2,961,061     $  38,854
03/21/1996  JPY        958,387,500  9,514,420   9,393,333       121,087
03/21/1996  FRF         19,600,000  4,000,000   4,004,659        (4,659)
06/17/1996  JPY        282,690,000  3,000,000   2,803,594       196,406
                                                            -------------
Net Unrealized Appreciation of Forward Foreign Currency
  Exchange Contracts......................................    $ 351,688
                                                            -------------
                                                            -------------

GLOSSARY OF TERMS
FRF          --         French Franc
JPY        --           Japanese Yen

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Managed Global Account of Separate Account D (the 'Account') is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a non-diversified open-end investment company and meets the definition of a separate account under federal securities laws. The Account was established on April 18, 1990, by Golden American Life Insurance Company ('Golden American'), to support the operations of variable annuity contracts ('Contracts'). Golden American, a wholly-owned subsidiary of BT Variable, Inc. ('BTV'), an indirect subsidiary of Bankers Trust Company ('Bankers Trust'), is a stock life insurance company organized under the laws of the state of Delaware. Golden American is primarily engaged in the issuance of variable insurance products and is authorized to do business in the District of Columbia and in all states except New York.

Operations on the Account commenced on October 21, 1992. Golden American provides for variable accumulation and benefits under the Contracts by crediting annuity considerations to the Account at the direction of contractholders. The assets of the Account are owned by Golden American. The portion of the Account's assets applicable to Contracts will not be chargeable with liabilities arising out of any other business Golden American may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of Golden American.

The net assets maintained in the Account provide the basis for the periodic determination of the amount of benefits under the Contracts. The net assets may not be less than the reserves and other contract liabilities with respect to the Account. Golden American has entered into a reinsurance agreement with an affiliated reinsurer to cover insurance risks under the Contracts. Golden American remains liable to the extent that the reinsurer does not meet its obligations under the reinsurance agreement.

The preparation of financial statements in accordance with Generally Accepted Accounting Principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

(A) VALUATION: Domestic and foreign portfolio securities, except as noted below, for which market quotations are readily available are stated at market value. Market value is determined on the basis of the last reported sales price in the principal market where such securities are traded or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers.

Long-term debt securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Under certain circumstances, long-term debt securities having a maturity of sixty days or less may be valued at amortized cost. Short-term debt securities are valued at their amortized cost which approximates fair value. Amortized cost involves valuing a portfolio security instrument at its cost, initially, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of the Board of Governors.

(B) DERIVATIVE FINANCIAL INSTRUMENTS: The Account may engage in various portfolio strategies, as described below, to seek to manage its exposure to equity markets and to manage fluctuations in foreign currency rates. Forward foreign currency exchange contracts to buy, writing puts and buying calls tend to increase the Account's exposure to the underlying market or currency. Forward foreign currency exchange contracts to sell, buying puts and writing calls tend to decrease the Account's exposure to the underlying market or currency. In some instances, investments in derivative financial instruments may involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. Losses may arise under these contracts due to the existence of an illiquid secondary market for the contracts, or if the counterparty does not perform under the contract. An additional primary risk associated with the use of certain of these contracts may be caused by an imperfect correlation between movements in the price of the derivative financial instruments and the price of the underlying securities, indices or currency.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Account may enter into forward foreign currency exchange contracts. The Account will enter in forward foreign currency exchange contracts to hedge against fluctuations in currency exchange

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D
rates. Forward foreign currency exchange contracts are valued at the applicable forward rate, and are marked to market daily. The change in market value is recorded by the Account as an unrealized gain or loss. When a contract is closed, the Account records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Account could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Open contracts at December 31, 1995 and their related unrealized appreciation (depreciation) are set forth in the Schedule of Forward Foreign Currency Exchange Contracts which accompanies the Portfolio of Investments. Realized and unrealized gain/(loss) arriving from forward foreign currency exchange contracts are included in net realized and unrealized gain/(loss) on forward foreign currency exchange contracts.

OPTIONS: The Account may engage in option transactions. When the Account writes an option, an amount equal to the premium received by the Account is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market on a daily basis to reflect the current value of the option written.

When a security is sold through an exercise of an option, the related premium received (or paid) is deducted from (or added to) the basis of the security sold. When an option expires (or the Account enters into a closing transaction), the Account realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the premium paid or received). The Account did not write options during the year ended December 31, 1995. Realized gains arising from purchased options are included in the net realized gain/(loss) on security transactions.

(C) FOREIGN CURRENCY: Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar as of the close of business immediately preceding the time of valuation. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

The Account does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/(loss) from securities.

Reported net realized gains or losses on foreign currency transactions arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Account's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains and losses on other assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the end of the reporting period, resulting from changes in the exchange rate.

(D) REPURCHASE AGREEMENTS: The Account may enter into repurchase agreements in accordance with guidelines approved by the Board of Governors of the Account. The Account bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Account is delayed or prevented from exercising its rights to dispose of the underlying securities received as collateral including the risk of a possible decline in the value of the underlying securities during the period while the Account seeks to exercise its rights. The Account takes possession of the collateral and reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Account enters into repurchase agreements to evaluate potential risks. The market value of the underlying securities received as collateral must be at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Account has the right to use the underlying securities to offset the loss.

(E) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income (including amortization of premium and discount on securities) and expenses are accrued daily. Realized gains and losses from investment transactions are recorded on the identified cost basis which is the same basis used for federal income tax purposes.

(F) FEDERAL INCOME TAXES: Operations of the Account form a part of, and are taxed with, the total operations of Golden American, which is taxed as a life insurance company under the Internal Revenue Code. Earnings and realized capital gains of the Account attributable to the contractowners are excluded in the determination of the federal income tax liability of Golden American.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

OPERATING EXPENSES: Directed Services, Inc. ('DSI'), a wholly owned subsidiary of BTV, serves as Manager to the Account pursuant to a Management Agreement. Under the Management Agreement, DSI has overall responsibility, subject to the supervision of the Board of Governors, for administrating all operations of the Account and for monitoring and evaluating the management of the assets of the Account by the Portfolio Manager. In consideration for these services, the Account pays DSI a management fee based upon the following annual percentage of the Account's average daily net assets: 0.40% of the first $500 million and 0.30% of the amount over $500 million. Warburg, Pincus Counsellors, Inc. ('Warburg') serves as the Portfolio Manager of the Account and in that capacity provides investment advisory services for the Account including asset allocation and security selection. In consideration for these services, Warburg is paid an advisory fee by the Account, payable monthly, based on the average daily net assets of the Account at an annual rate of 0.60% of the first $500 million and 0.50% on the excess thereof. For the year ended December 31, 1995, the Account incurred management and advisory fees of $293,930 and $440,770, respectively.

The Account bears the expenses of its investment management operations, including expenses associated with custody of securities, portfolio accounting, the Board of Governors, legal and auditing services, registration fees and other related operating expenses. Bankers Trust is the custodian of the assets in the Account. For the year ended December 31, 1995, the Account incurred $111,693 for custodian fees. In addition, the Account reimburses Golden American for certain organization expenses (See Note 4). At December 31, 1995, a total of $1,684 was payable to DSI and Golden American for management and reimbursement of organization expenses.

Certain officers and governors of the Account are also officers and/or directors of the Manager, Golden American, BTV and Bankers Trust.

MORTALITY AND EXPENSE RISK CHARGES: Golden American assumes mortality and expense risks related to the operations of the Account and, in accordance with the terms of the Contracts, deducts a daily charge from the assets of the Account at annual rates of 0.80%, 0.90%, 1.25%, 1.10%, 1.25% and 1.40% of the assets attributable to DVA 80, DVA 100, DVA Series 100, DVA Plus-Standard, DVA Plus-Annual Ratchet and DVA Plus-7% Solution, respectively, to cover these risks. Golden American did not deduct mortality and expense risk charges and asset based administrative charges from the DVA Plus Contract assets until November 1995, upon which it received exemptive relief from the Securities and Exchange Commission.

ASSET BASED ADMINISTRATIVE CHARGE: To compensate Golden American for the administrative expenses under the Contracts, a daily charge at an annual rate of 0.10% is deducted from assets attributable to the DVA 100 and DVA Series 100 Contracts. A daily charge of 0.15% is deducted from the assets attributable to DVA Plus Contracts.

OTHER CONTRACT CHARGES: An administrative fee of $40 per Contract year is deducted from the accumulation value of certain DVA 80 and DVA 100 Contracts. Under DVA Plus Contracts issued subsequent to September of 1995, an excess allocation charge of $25 per allocation may be imposed by Golden American after the twelfth allocation change in a contract year. Under DVA 80, DVA 100 and DVA Series 100 Contracts ('Previous Contracts'), a partial withdrawal charge of the lower of 2% of the withdrawal or $25 is deducted from the accumulation for each additional partial withdrawal in a Contract year. In addition, under the Previous Contracts, there is an excess allocation charge of $25 for each allocation change between divisions in excess of the five free changes allowed per contract year.

DEFERRED SALES LOAD: Under contracts offered prior to October of 1995, a sales load of up to 6.50% was applicable to each premium payment for sales related expenses as specified in the Contracts. For DVA Series 100 Contracts, the sales load is deducted in equal annual installments over the period the Contract is in force, not to exceed 10 years. For DVA 80 and DVA 100 Contracts, although the sales load is chargeable to each premium when it is received by Golden American, the amount of such charge is initially advanced by Golden American to Contractowners and included in the accumulation value and then deducted in equal installments on each Contract processing date over a period of six years. For the year ended December 31, 1995, contract sales loads of $1,124,480 initially advanced by Golden American to the Account were deducted from contractowners' accumulation value. Upon surrender of the Contract, the unamortized deferred sales load is deducted from the accumulation value by Golden American. In addition, when partial withdrawal limits are exceeded, a portion of the unamortized deferred sales load is deducted.

CONTINGENT DEFERRED SALES CHARGE: Under DVA Plus Contracts issued subsequent to September of 1995, a contingent deferred sales charge ('Surrender Charges') is imposed as a percentage of each premium payment if the Contract is surrendered or an excess partial withdrawal is taken during the seven year period from the date a premium payment is received. The Surrender Charges are imposed at a rate of 7% of the premium payment during the first two complete years after purchase declining to 6%, 5%, 4%, 3%, and 1% after the second, third, fourth, fifth and sixth complete years, respectively. For the year ended December 31, 1995, Golden American collected Surrender Charges in the amount of $15.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

The net assets retained in the Account by Golden American in the accompanying financial statements represent the unamortized deferred sales load, surrender charges and premium taxes advanced by Golden American reduced to conform with the Commissioner's Annuity Reserve Valuation Methodology ('CARVM') noted above.

Net Assets Retained in the Account by Golden American are as follows:

                                                                                             YEAR          YEAR
                                                                                            ENDED         ENDED
                                                                                           12/31/95      12/31/94
                                                                                         ------------  ------------
Balance at beginning of year...........................................................  $  4,533,964  $  4,668,658
Sales load advanced and additions to surrender charges.................................       379,811     1,338,526
Premium tax advanced...................................................................         2,628         6,823
Net transfer (to) from Separate Account B, Fixed Account and Golden American...........      (899,808)     (427,829)
Amortization of deferred sales load, surrender charges and premium tax.................    (1,141,201)   (1,052,214)
                                                                                         ------------  ------------
                                                                                         $  2,875,394  $  4,533,964
                                                                                         ------------  ------------
                                                                                         ------------  ------------

PREMIUM TAXES: Premium taxes are deducted, where applicable, from the accumulation value of each Contract. The amount and timing of the deduction depend on the annuitant's state of residence and currently ranges up to 3.5% of premiums. Premium taxes are generally incurred on the annuity commencement date and a charge for such premium taxes is then deducted from the accumulation value on such date. However, some jurisdictions impose a premium tax at the time the initial and additional premiums are paid, regardless of the annuity commencement date. In those states, Golden American advances the amount of the charge for premium taxes to Contractowners and then deducts it from the accumulation value in equal installments on each contract processing date over a six year period. Golden American is currently waiving the deduction of the applicable installments of the charge for premium taxes previously advanced by Golden American to Contractowners. Golden American reserves the right to deduct the total amount of the charge for premium taxes previously waived and unrecovered on the annuity commencement date or upon surrender of the Contract.

EXPENSE LIMITATION: The Account and DSI entered into an agreement to limit the ordinary operating expenses of the Account, excluding, among other things, mortality and expense risk charges, asset based administrative charges, interest expense, and other contractual charges, through December 31, 1995, so that such expenses do not exceed on an annual basis 1.25% of the first $500 million of the average daily net assets and 1.05% of the excess over $500 million. For the year ended December 31, 1995, $63,386 was reimbursed by DSI to the Account pursuant to this limitation. Such agreement existed under the same terms for the year ended December 31, 1994.

DSI, a registered broker/dealer, acts as the distributor and principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the Contracts issued through the Account. For the years ended December 31, 1995 and December 31, 1994, fees paid by Golden American to DSI in connection with sales of the contracts aggregated approximately $446,000 and $1,343,000, respectively.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities, excluding short-term securities, during the year ended December 31, 1995, were $30,992,571 and $4,817,671, respectively.

At December 31, 1995, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $8,320,461 and $4,817,671, respectively.

For the year ended December 31, 1995, the portfolio turnover rate was 44%.

4. ORGANIZATION COSTS

The initial organizational expenses of the Account of approximately $150,000 were paid by Golden American. The Account reimburses Golden American monthly for such expenses ratably over a period of sixty months from the date of the Account's commencement of operations. At December 31, 1995, the unamortized balance of such expenses was $75,090. It is Golden American's intention not to seek reimbursement for any unpaid amounts should the account cease operations.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

5. INCREASE/(DECREASE) IN ACCUMULATION UNITS

                                                                                            FOR THE YEARS ENDED
                                                                                                DECEMBER 31,
                                                                                         --------------------------
                                                                                             1995          1994
                                                                                         ------------  ------------
DVA 100
  Units purchased......................................................................       409,418     2,267,150
  Units redeemed.......................................................................    (2,561,328)   (1,161,000)
                                                                                         ------------  ------------
       Net Increase/(Decrease).........................................................    (2,151,910)    1,106,150
Units at the beginning of the period...................................................     9,225,615     8,119,465
                                                                                         ------------  ------------
Units at the end of the period.........................................................     7,073,705     9,225,615
                                                                                         ------------  ------------
                                                                                         ------------  ------------
DVA 80
  Units purchased......................................................................        66,593       154,827
  Units redeemed.......................................................................      (164,429)     (147,275)
                                                                                         ------------  ------------
       Net Increase/(Decrease).........................................................       (97,836)        7,552
Units at the beginning of the period...................................................       205,564       198,012
                                                                                         ------------  ------------
Units at the end of the period.........................................................       107,728       205,564
                                                                                         ------------  ------------
                                                                                         ------------  ------------
DVA Series 100
  Units purchased......................................................................        27,026        55,550
  Units redeemed.......................................................................       (39,838)      (51,428)
                                                                                         ------------  ------------
       Net Increase/(Decrease).........................................................       (12,812)        4,124
Units at the beginning of the period...................................................        69,795        65,671
                                                                                         ------------  ------------
Units at the end of the period.........................................................        56,983        69,795
                                                                                         ------------  ------------
                                                                                         ------------  ------------

                                                                                            PERIOD
                                                                                            ENDED
                                                                                          12/31/95*
                                                                                         ------------
DVA Plus -- Standard
  Units purchased......................................................................        43,964
  Units redeemed.......................................................................       (17,239)
                                                                                         ------------
       Net Increase....................................................................        26,725
Units at the beginning of the period...................................................             0
                                                                                         ------------
Units at the end of the period.........................................................        26,725
                                                                                         ------------
                                                                                         ------------
DVA Plus -- Annual Ratchet
  Units purchased......................................................................        29,267
  Units redeemed.......................................................................        (1,811)
                                                                                         ------------
       Net Increase....................................................................        27,456
Units at the beginning of the period...................................................             0
                                                                                         ------------
Units at the end of the period.........................................................        27,456
                                                                                         ------------
                                                                                         ------------
DVA Plus -- 7% Solution
  Units purchased......................................................................       209,355
  Units redeemed.......................................................................          (345)
                                                                                         ------------
       Net Increase....................................................................       209,010
Units at the beginning of the period...................................................             0
                                                                                         ------------
Units at the end of the period.........................................................       209,010
                                                                                         ------------
                                                                                         ------------

------------------
* The DVA Plus -- Standard, Annual Ratchet and 7% Solution units were offered for sale commencing October 2, 1995.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

6. SUBSEQUENT EVENT

On August 13, 1996, under the terms of a stock purchase agreement, Equitable of Iowa Companies acquired all of the interest in BTV from Whitewood Properties Corp., a subsidiary of Bankers Trust Company. DSI and Golden American are wholly owned subsidiaries of BTV.

In addition at a special meeting held on August 8, 1996, the contractholders approved the reorganization of the Account from a separate account of Golden American register as a management investment company to a newly created division (the "Division") of Separate Account B, an existing separate account of Golden American which is registered as a unit investment trust. On the date of reorganization, which is anticipated to be September 3, 1996, the Account will transfer all of its assets to the Division. The Division will simultaneously exchange these assets to the Managed Global Series of the The GCG Trust in consideration for shares of the Series. The Managed Global Series is a newly created Series of The GCG Trust. Ths GCG Trust is and existing open-end management investment company registered under the Investment Company Act of 1940.

If this reorganization, described above, had taken place on December 31, 1995, the unit values and net assets of the Division would have been the same as reflected in the Account's financial statements contained herein.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Contractowners and Board of Governors
The Managed Global Account of Separate Account D

     We have audited the accompanying statement of assets and liabilities of The Managed Global Account of Separate Account D, including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of periods indicated therein. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 1995 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Managed Global Account of Separate Account D at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods in conformity with generally accepted accounting principles.


                                                  ERNST & YOUNG LLP


New York, New York
February 9, 1996
except for Note 6, as to which the date is August 27, 1996


                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENT OF ASSETS AND LIABILITIES
                         September 30, 1996 (Unaudited)
                 (Dollars in thousands, except per share data)

ASSETS
 Investments at net asset value:
  The GCG Trust Liquid Asset Series,
   37,891,728 shares at $1.00 per share (cost - $37,892)              $37,892
  The GCG Trust Limited Maturity Bond Series,
   5,365,942 shares at $10.68 per share (cost - $56,882)               57,308
  The GCG Trust Natural Resources Series,
   2,140,619 shares at $18.02 per share (cost - $33,559)               38,574
  The GCG Trust All-Growth Series,
   6,456,489 shares at $12.95 per share (cost - $83,927)               83,612
  The GCG Trust Real Estate Series,
   2,768,076 shares at $14.10 per share (cost - $33,126)               39,030
  The GCG Trust Fully Managed Series,
   8,622,166 shares at $15.07 per share (cost - $111,967)             129,936
  The GCG Trust Multiple Allocation Series,
   21,952,515 shares at $12.69 per share (cost - $265,731)            278,577
  The GCG Trust Capital Appreciation Series,
   9,010,717 shares at $15.30 per share (cost - $111,536)             137,864
  The GCG Trust Rising Dividends Series,
   6,984,930 shares at $15.13 per share (cost - $81,480)              105,682
  The GCG Trust Emerging Markets Series,
   4,067,182 shares at $9.89 per share (cost - $42,376)                40,224
  The GCG Trust Market Manager Series,
   404,454 shares at $13.37 per share (cost - $4,104)                   5,408
  The GCG Trust Value Equity Series,
   3,010,633 shares at $13.44 per share (cost - $38,881)               40,463
  The GCG Trust Strategic Equity Series,
   2,232,084 shares at $11.26 per share (cost - $23,309)               25,133
  The GCG Trust Small Cap Series,
   2,246,450 shares at $12.12 per share (cost - $26,505)               27,227
  The GCG Trust Managed Global Series,
   7,793,374 shares at $10.76 per share (cost - $82,191)               83,857
  Equi-Select Series Trust OTC Portfolio,
   5,275 shares at $14.40 per share (cost - $76)                           76
  Equi-Select Series Trust Growth & Income Portfolio,
   22,378 shares at $11.74 per share (cost - $263)                        263
                                                                  ____________
     TOTAL INVESTMENTS (cost - $1,033,805)                          1,131,126











                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENT OF ASSETS AND LIABILITIES
                   September 30, 1996 (Unaudited) (Continued)
                 (Dollars in thousands, except per share data)

LIABILITIES
  Payable to Golden American for charges and fees (Note 3)                839
                                                                  ____________
     TOTAL NET ASSETS                                              $1,130,287
                                                                  ============
NET ASSETS
  For Variable Annuity Insurance Contracts                         $1,103,659
  Retained in Separate Account B by Golden American (Note 3)           26,628
                                                                  ____________
     TOTAL NET ASSETS                                              $1,130,287
                                                                  ============

See accompanying notes.





































                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                            STATEMENTS OF OPERATIONS
         For the period January 1, 1996 or Commencement of Operations*
                           through September 30, 1996
                                  (Unaudited)
                            (Dollars in thousands)

                                                           Limited
                                                Liquid    Maturity    Natural
                                                Asset       Bond     Resources
                                               Division   Division    Division
                                              __________  _________  __________
INVESTMENT INCOME (LOSS)
 Income:
  Dividends                                      $1,394     $3,589         $45
  Capital gains distributions                        --         --         488
                                              __________  _________  __________
 TOTAL INVESTMENT INCOME                          1,394      3,589         533

 Expenses (Note 3):
  Mortality and expense risk and other charges     (301)      (481)       (269)
  Annual administrative charges                     (11)       (16)        (16)
  Minimum death benefit guarantee charges            (6)        (2)         (4)
  Contingent deferred sales charges                  (1)        (2)         (3)
  Other contract charges                             --         (4)         (3)
  Amortization of deferred charges related to:
   Deferred sales load                             (462)      (570)       (270)
   Premium taxes                                     (7)        (7)         (4)
                                              __________  _________  __________
 TOTAL EXPENSES BEFORE WAIVER                      (788)    (1,082)       (569)
  Fees waived by Golden American                      7         10           5
                                              __________  _________  __________
 NET EXPENSES                                      (781)    (1,072)       (564)
                                              __________  _________  __________
 NET INVESTMENT INCOME (LOSS)                       613      2,517         (31)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
 Net realized gain (loss) on investments             --        321       1,750
 Net unrealized appreciation (depreciation)
  of investments                                     --     (2,640)      3,715
                                              __________  _________  __________
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                          $613       $198      $5,434
                                              ==========  =========  ==========

*Commencement of operations - See Note 1

See accompanying notes.







                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                            STATEMENTS OF OPERATIONS
         For the period January 1, 1996 or Commencement of Operations*
                           through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                 All-       Real       Fully
                                                Growth     Estate     Managed
                                               Division   Division    Division
                                              __________  _________  __________
INVESTMENT INCOME (LOSS)
 Income:
  Dividends                                      $1,069       $606        $889
  Capital gains distributions                      $252         --          --
                                              __________  _________  __________
 TOTAL INVESTMENT INCOME                          1,321        606         889

 Expenses (Note 3):
  Mortality and expense risk and other charges     (735)      (279)       (978)
  Annual administrative charges                     (34)       (15)        (52)
  Minimum death benefit guarantee charges            (3)        (1)         (3)
  Contingent deferred sales charges                  (7)        (1)        (13)
  Other contract charges                             (2)        (1)         (3)
  Amortization of deferred charges related to:
   Deferred sales load                             (793)      (301)     (1,086)
   Premium taxes                                    (20)        (6)        (26)
                                              __________  _________  __________
 TOTAL EXPENSES BEFORE WAIVER                    (1,594)      (604)     (2,161)
  Fees waived by Golden American                     27          6          30
                                              __________  _________  __________
 NET EXPENSES                                    (1,567)      (598)     (2,131)
                                              __________  _________  __________
 NET INVESTMENT INCOME (LOSS)                      (246)         8      (1,242)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
 Net realized gain (loss) on investments          1,144        413       1,321
 Net unrealized appreciation (depreciation)
  of investments                                 (6,652)     3,494       9,758
                                              __________  _________  __________
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                       ($5,754)    $3,915      $9,837
                                              ==========  =========  ==========

*Commencement of operations - See Note 1

See accompanying notes.







                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                            STATEMENTS OF OPERATIONS
         For the period January 1, 1996 or Commencement of Operations*
                           through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                Multiple   Capital
                                               Alloca-    Apprecia-    Rising
                                                 tion       tion     Dividends
                                               Division   Division    Division
                                              __________  _________  __________
INVESTMENT INCOME (LOSS)
 Income:
  Dividends                                      $4,447       $373        $221
  Capital gains distributions                     1,659      1,058          --
                                              __________  _________  __________
 TOTAL INVESTMENT INCOME                          6,106      1,431         221

 Expenses (Note 3):
  Mortality and expense risk and other charges   (2,267)    (1,025)       (753)
  Annual administrative charges                    (118)       (54)        (42)
  Minimum death benefit guarantee charges           (14)        (2)         (1)
  Contingent deferred sales charges                 (26)       (11)        (11)
  Other contract charges                            (12)        (3)         (6)
  Amortization of deferred charges related to:
   Deferred sales load                           (2,612)    (1,048)       (767)
   Premium taxes                                    (40)       (31)        (11)
                                              __________  _________  __________
 TOTAL EXPENSES BEFORE WAIVER                    (5,089)    (2,174)     (1,591)
  Fees waived by Golden American                     51         34          19
                                              __________  _________  __________
 NET EXPENSES                                    (5,038)    (2,140)     (1,572)
                                              __________  _________  __________
 NET INVESTMENT INCOME (LOSS)                     1,068       (709)     (1,351)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
 Net realized gain (loss) on investments          3,834      3,574       2,910
 Net unrealized appreciation (depreciation)
  of investments                                    362     12,523       8,770
                                              __________  _________  __________
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                        $5,264    $15,388     $10,329
                                              ==========  =========  ==========

*Commencement of operations - See Note 1

See accompanying notes.







                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                            STATEMENTS OF OPERATIONS
         For the period January 1, 1996 or Commencement of Operations*
                           through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                               Emerging    Market      Value
                                               Markets     Manager     Equity
                                               Division   Division    Division
                                              __________  _________  __________
INVESTMENT INCOME (LOSS)
 Income:
  Dividends                                          --         --        $218
  Capital gains distributions                        --         $1          --
                                              __________  _________  __________
 TOTAL INVESTMENT INCOME                             --          1         218

 Expenses (Note 3):
  Mortality and expense risk and other charges    $(321)        --        (310)
  Annual administrative charges                     (17)        (1)        (16)
  Minimum death benefit guarantee charges            (2)        --          (1)
  Contingent deferred sales charges                  (8)        --         (13)
  Other contract charges                             (2)        --          (3)
  Amortization of deferred charges related to:
   Deferred sales load                             (389)       (42)       (247)
   Premium taxes                                     (5)        --          (2)
                                              __________  _________  __________
 TOTAL EXPENSES BEFORE WAIVER                      (744)       (43)       (592)
  Fees waived by Golden American                      6         --           8
                                              __________  _________  __________
 NET EXPENSES                                      (738)       (43)       (584)
                                              __________  _________  __________
 NET INVESTMENT INCOME (LOSS)                      (738)       (42)       (366)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
 Net realized gain (loss) on investments         (2,673)       272         822
 Net unrealized appreciation (depreciation)
  of investments                                  6,067        361        (288)
                                              __________  _________  __________
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                        $2,656       $591        $168
                                              ==========  =========  ==========

*Commencement of operations - See Note 1

See accompanying notes.







                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                            STATEMENTS OF OPERATIONS
         For the period January 1, 1996 or Commencement of Operations*
                           through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                              Strategic               Managed
                                                Equity    Small Cap    Global
                                               Division   Division*  Division*
                                              __________  _________  __________
INVESTMENT INCOME (LOSS)
 Income:
  Dividends                                         $27         --          --
  Capital gains distributions                        --         --          --
                                              __________  _________  __________
 TOTAL INVESTMENT INCOME                             27         --          --

 Expenses (Note 3):
  Mortality and expense risk and other charges     (159)     ($125)       ($68)
  Annual administrative charges                     (10)       (17)        (38)
  Minimum death benefit guarantee charges            (1)        (1)         --
  Contingent deferred sales charges                 (10)        (8)         (1)
  Other contract charges                             (1)        (3)         (5)
  Amortization of deferred charges related to:
   Deferred sales load                              (71)       (66)        (85)
   Premium taxes                                     (1)        (1)         (1)
                                              __________  _________  __________
 TOTAL EXPENSES BEFORE WAIVER                      (253)      (221)       (198)
  Fees waived by Golden American                      5          2           2
                                              __________  _________  __________
 NET EXPENSES                                      (248)      (219)       (196)
                                              __________  _________  __________
 NET INVESTMENT INCOME (LOSS)                      (221)      (219)       (196)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
 Net realized gain (loss) on investments             61        153          11
 Net unrealized appreciation (depreciation)
  of investments                                  1,797        722       1,666
                                              __________  _________  __________
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                        $1,637       $656      $1,481
                                              ==========  =========  ==========

*Commencement of operations - See Note 1

See accompanying notes.







                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                            STATEMENTS OF OPERATIONS
         For the period January 1, 1996 or Commencement of Operations*
                           through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                          Growth &
                                                 OTC       Income
                                              Division*   Division*   Combined
                                              __________  _________  __________
INVESTMENT INCOME (LOSS)
 Income:
  Dividends                                          --         --     $12,878
  Capital gains distributions                        --         --       3,458
                                              __________  _________  __________
 TOTAL INVESTMENT INCOME                             --         --      16,336

 Expenses (Note 3):
  Mortality and expense risk and other charges       --         --      (8,071)
  Annual administrative charges                      --         --        (457)
  Minimum death benefit guarantee charges            --         --         (41)
  Contingent deferred sales charges                  --         --        (115)
  Other contract charges                             --         --         (48)
  Amortization of deferred charges related to:
   Deferred sales load                               --         --      (8,809)
   Premium taxes                                     --         --        (162)
                                              __________  _________  __________
 TOTAL EXPENSES BEFORE WAIVER                        --         --     (17,703)
  Fees waived by Golden American                     --         --         212
                                              __________  _________  __________
 NET EXPENSES                                        --         --     (17,491)
                                              __________  _________  __________
 NET INVESTMENT INCOME (LOSS)                        --         --      (1,155)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
 Net realized gain (loss) on investments             --         --      13,913
 Net unrealized appreciation (depreciation)
  of investments                                     --         --      39,655
                                              __________  _________  __________
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                            --         --     $52,413
                                              ==========  =========  ==========

*Commencement of operations - See Note 1

See accompanying notes.







                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                                  (Unaudited)
                            (Dollars in thousands)

                                                                      Liquid
                                                                      Asset
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                         $45,366

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          1,059
  Net realized gain (loss) on investments                                  --
  Net unrealized appreciation of investments                               --
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       1,059

  Changes from principal transactions:
  Purchase payments                                                    10,242
  Contract distributions and terminations                             (11,794)
  Transfer payments from (to) Fixed Accounts and other Divisions       (8,292)
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                     (90)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        (9,934)
                                                                    __________
  Total increase (decrease)                                            (8,875)
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                        36,491





















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                      Liquid
                                                                      Asset
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                           $613
  Net realized gain (loss) on investments                                  --
  Net unrealized appreciation (depreciation) of investments                --
                                                                    __________
  Net increase (decrease) in net assets resulting from operations         613

  Changes from principal transactions:
  Purchase payments                                                    10,735
  Contract distributions and terminations                              (9,379)
  Transfer payments from (to) Fixed Accounts and other Divisions         (612)
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                      30
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                           774
                                                                    __________
  Total increase (decrease)                                             1,387
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1996                                      $37,878
                                                                    ==========

* Commencement of operations - See Note 1

See accompanying notes.



















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                     Limited
                                                                     Maturity
                                                                       Bond
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                         $71,573

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         (1,721)
  Net realized gain (loss) on investments                                (138)
  Net unrealized appreciation of investments                            7,902
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       6,043

  Changes from principal transactions:
  Purchase payments                                                     7,209
  Contract distributions and terminations                              (9,461)
  Transfer payments from (to) Fixed Accounts and other Divisions       (7,297)
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                    (230)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        (9,779)
                                                                    __________
  Total increase (decrease)                                            (3,736)
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                        67,837




















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                     Limited
                                                                     Maturity
                                                                       Bond
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         $2,517
  Net realized gain (loss) on investments                                 321
  Net unrealized appreciation (depreciation) of investments            (2,640)
                                                                    __________
  Net increase (decrease) in net assets resulting from operations         198

  Changes from principal transactions:
  Purchase payments                                                     4,016
  Contract distributions and terminations                              (6,225)
  Transfer payments from (to) Fixed Accounts and other Divisions       (8,099)
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                    (446)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                       (10,754)
                                                                    __________
  Total increase (decrease)                                           (10,556)
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1996                                      $57,281
                                                                    ==========

* Commencement of operations - See Note 1

See accompanying notes.


















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                     Natural
                                                                    Resources
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                         $32,746

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                           (112)
  Net realized gain (loss) on investments                               1,545
  Net unrealized appreciation of investments                              495
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       1,928

  Changes from principal transactions:
  Purchase payments                                                     2,021
  Contract distributions and terminations                              (3,402)
  Transfer payments from (to) Fixed Accounts and other Divisions       (6,045)
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                    (258)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        (7,684)
                                                                    __________
  Total increase (decrease)                                            (5,756)
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                        26,990





















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                     Natural
                                                                    Resources
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                           ($31)
  Net realized gain (loss) on investments                               1,750
  Net unrealized appreciation (depreciation) of investments             3,715
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       5,434

  Changes from principal transactions:
  Purchase payments                                                     4,323
  Contract distributions and terminations                              (3,109)
  Transfer payments from (to) Fixed Accounts and other Divisions        4,703
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                     213
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                         6,130
                                                                    __________
  Total increase (decrease)                                            11,564
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1996                                      $38,554
                                                                    ==========

* Commencement of operations - See Note 1

See accompanying notes.



















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                    All-Growth
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                         $70,621

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          2,642
  Net realized gain (loss) on investments                               1,011
  Net unrealized appreciation of investments                           10,501
                                                                    __________
  Net increase (decrease) in net assets resulting from operations      14,154

  Changes from principal transactions:
  Purchase payments                                                    11,312
  Contract distributions and terminations                             (10,713)
  Transfer payments from (to) Fixed Accounts and other Divisions        5,721
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                     861
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                         7,181
                                                                    __________
  Total increase (decrease)                                            21,335
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                        91,956






















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                    All-Growth
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          ($246)
  Net realized gain (loss) on investments                               1,144
  Net unrealized appreciation (depreciation) of investments            (6,652)
                                                                    __________
  Net increase (decrease) in net assets resulting from operations      (5,754)

  Changes from principal transactions:
  Purchase payments                                                     9,188
  Contract distributions and terminations                              (8,553)
  Transfer payments from (to) Fixed Accounts and other Divisions       (2,798)
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                    (475)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        (2,638)
                                                                    __________
  Total increase (decrease)                                            (8,392)
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1996                                      $83,564
                                                                    ==========

* Commencement of operations - See Note 1

See accompanying notes.




















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                       Real
                                                                      Estate
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                         $36,934

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                            521
  Net realized gain (loss) on investments                                 369
  Net unrealized appreciation of investments                            3,425
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       4,315

  Changes from principal transactions:
  Purchase payments                                                     1,833
  Contract distributions and terminations                              (4,799)
  Transfer payments from (to) Fixed Accounts and other Divisions       (3,325)
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                    (145)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        (6,436)
                                                                    __________
  Total increase (decrease)                                            (2,121)
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                        34,813





















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                       Real
                                                                      Estate
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                             $8
  Net realized gain (loss) on investments                                 413
  Net unrealized appreciation (depreciation) of investments             3,494
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       3,915

  Changes from principal transactions:
  Purchase payments                                                     3,278
  Contract distributions and terminations                              (3,062)
  Transfer payments from (to) Fixed Accounts and other Divisions           88
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                     (22)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                           282
                                                                    __________
  Total increase (decrease)                                             4,197
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1996                                      $39,010
                                                                    ==========

* Commencement of operations - See Note 1

See accompanying notes.



















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                      Fully
                                                                     Managed
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                         $98,837

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                            179
  Net realized gain (loss) on investments                               1,311
  Net unrealized appreciation of investments                           16,314
                                                                    __________
  Net increase (decrease) in net assets resulting from operations      17,804

  Changes from principal transactions:
  Purchase payments                                                     9,654
  Contract distributions and terminations                             (13,651)
  Transfer payments from (to) Fixed Accounts and other Divisions        4,159
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                     524
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                           686
                                                                    __________
  Total increase (decrease)                                            18,490
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                       117,327





















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                      Fully
                                                                     Managed
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                        ($1,242)
  Net realized gain (loss) on investments                               1,321
  Net unrealized appreciation (depreciation) of investments             9,758
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       9,837

  Changes from principal transactions:
  Purchase payments                                                    12,683
  Contract distributions and terminations                             (12,345)
  Transfer payments from (to) Fixed Accounts and other Divisions        2,428
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                     (60)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                         2,706
                                                                    __________
  Total increase (decrease)                                            12,543
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1996                                     $129,870
                                                                    ==========

* Commencement of operations - See Note 1

See accompanying notes.



















                    GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                     Multiple
                                                                    Allocation
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                        $297,508

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         14,068
  Net realized gain (loss) on investments                               4,715
  Net unrealized appreciation of investments                           26,239
                                                                    __________
  Net increase (decrease) in net assets resulting from operations      45,022

  Changes from principal transactions:
  Purchase payments                                                    17,072
  Contract distributions and terminations                             (42,733)
  Transfer payments from (to) Fixed Accounts and other Divisions      (11,292)
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                     (75)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                       (37,028)
                                                                    __________
  Total increase (decrease)                                             7,994
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                       305,502





















                    GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                     Multiple
                                                                    Allocation
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         $1,068
  Net realized gain (loss) on investments                               3,834
  Net unrealized appreciation (depreciation) of investments               362
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       5,264

  Changes from principal transactions:
  Purchase payments                                                    14,309
  Contract distributions and terminations                             (31,299)
  Transfer payments from (to) Fixed Accounts and other Divisions      (14,352)
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                  (1,007)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                       (32,349)
                                                                    __________
  Total increase (decrease)                                           (27,085)
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1996                                     $278,417
                                                                    ==========

* Commencement of operations - See Note 1

See accompanying notes.



















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                    Capital
                                                                  Appreciation
                                                                    Division
                                                                  ____________
NET ASSETS AT JANUARY 1, 1995                                         $88,346

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          7,594
  Net realized gain (loss) on investments                               2,221
  Net unrealized appreciation of investments                           14,531
                                                                  ____________
  Net increase (decrease) in net assets resulting from operations      24,346

  Changes from principal transactions:
  Purchase payments                                                     8,831
  Contract distributions and terminations                             (13,163)
  Transfer payments from (to) Fixed Accounts and other Divisions       11,592
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                   1,097
                                                                  ____________
  Increase (decrease) in net assets derived from principal
   transactions                                                         8,357
                                                                  ____________
  Total increase (decrease)                                            32,703
                                                                  ____________
NET ASSETS AT DECEMBER 31, 1995                                       121,049





















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                    Capital
                                                                  Appreciation
                                                                    Division
                                                                  ____________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          ($709)
  Net realized gain (loss) on investments                               3,574
  Net unrealized appreciation (depreciation) of investments            12,523
                                                                  ____________
  Net increase (decrease) in net assets resulting from operations      15,388

  Changes from principal transactions:
  Purchase payments                                                    11,716
  Contract distributions and terminations                             (10,665)
  Transfer payments from (to) Fixed Accounts and other Divisions          178
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                     130
                                                                  ____________
  Increase (decrease) in net assets derived from principal
   transactions                                                         1,359
                                                                  ____________
  Total increase (decrease)                                            16,747
                                                                  ____________
NET ASSETS AT SEPTEMBER 30, 1996                                     $137,796
                                                                  ============

* Commencement of operations - See Note 1

See accompanying notes.



















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                      Rising
                                                                    Dividends
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                         $50,385

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         (1,130)
  Net realized gain (loss) on investments                                 776
  Net unrealized appreciation of investments                           16,037
                                                                    __________
  Net increase (decrease) in net assets resulting from operations      15,683

  Changes from principal transactions:
  Purchase payments                                                    11,422
  Contract distributions and terminations                              (9,800)
  Transfer payments from (to) Fixed Accounts and other Divisions       11,423
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                   1,229
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        14,274
                                                                    __________
  Total increase (decrease)                                            29,957
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                        80,342





















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                      Rising
                                                                    Dividends
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                        ($1,351)
  Net realized gain (loss) on investments                               2,910
  Net unrealized appreciation (depreciation) of investments             8,770
                                                                    __________
  Net increase (decrease) in net assets resulting from operations      10,329

  Changes from principal transactions:
  Purchase payments                                                    17,073
  Contract distributions and terminations                              (9,104)
  Transfer payments from (to) Fixed Accounts and other Divisions        6,705
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                     280
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        14,954
                                                                    __________
  Total increase (decrease)                                            25,283
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1996                                     $105,625
                                                                    ==========

* Commencement of operations - See Note 1

See accompanying notes.



















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                     Emerging
                                                                     Markets
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                         $59,746

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         (1,137)
  Net realized gain (loss) on investments                              (7,448)
  Net unrealized appreciation of investments                            1,603
                                                                    __________
  Net increase (decrease) in net assets resulting from operations      (6,982)

  Changes from principal transactions:
  Purchase payments                                                     7,739
  Contract distributions and terminations                              (7,740)
  Transfer payments from (to) Fixed Accounts and other Divisions      (14,939)
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                    (937)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                       (15,877)
                                                                    __________
  Total increase (decrease)                                           (22,859)
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                        36,887





















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                     Emerging
                                                                     Markets
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          ($738)
  Net realized gain (loss) on investments                              (2,673)
  Net unrealized appreciation (depreciation) of investments             6,067
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       2,656

  Changes from principal transactions:
  Purchase payments                                                     5,558
  Contract distributions and terminations                              (4,680)
  Transfer payments from (to) Fixed Accounts and other Divisions         (144)
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                     (76)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                           658
                                                                    __________
  Total increase (decrease)                                             3,314
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1996                                      $40,201
                                                                    ==========

* Commencement of operations - See Note 1

See accompanying notes.



















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                      Market
                                                                     Manager
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                          $2,752

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                            144
  Net realized gain (loss) on investments                                  29
  Net unrealized appreciation of investments                              944
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       1,117

  Changes from principal transactions:
  Purchase payments                                                     2,140
  Contract distributions and terminations                                (767)
  Transfer payments from (to) Fixed Accounts and other Divisions         (208)
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                     172
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                         1,337
                                                                    __________
  Total increase (decrease)                                             2,454
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                         5,206





















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                      Market
                                                                     Manager
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                           ($42)
  Net realized gain (loss) on investments                                 272
  Net unrealized appreciation (depreciation) of investments               361
                                                                    __________
  Net increase (decrease) in net assets resulting from operations         591

  Changes from principal transactions:
  Purchase payments                                                        --
  Contract distributions and terminations                                (483)
  Transfer payments from (to) Fixed Accounts and other Divisions         (132)
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                     (14)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                          (629)
                                                                    __________
  Total increase (decrease)                                               (38)
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1996                                       $5,168
                                                                    ==========

* Commencement of operations - See Note 1

See accompanying notes.



















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                      Value
                                                                      Equity
                                                                    Division*
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                              --

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                           $478
  Net realized gain (loss) on investments                                 687
  Net unrealized appreciation of investments                            1,870
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       3,035

  Changes from principal transactions:
  Purchase payments                                                     8,619
  Contract distributions and terminations                                (776)
  Transfer payments from (to) Fixed Accounts and other Divisions       16,429
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                   1,140
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        25,412
                                                                    __________
  Total increase (decrease)                                            28,447
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                        28,447





















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                      Value
                                                                      Equity
                                                                    Division*
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          ($366)
  Net realized gain (loss) on investments                                 822
  Net unrealized appreciation (depreciation) of investments              (288)
                                                                    __________
  Net increase (decrease) in net assets resulting from operations         168

  Changes from principal transactions:
  Purchase payments                                                    13,472
  Contract distributions and terminations                              (2,854)
  Transfer payments from (to) Fixed Accounts and other Divisions        1,209
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                      (1)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        11,826
                                                                    __________
  Total increase (decrease)                                            11,994
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1996                                      $40,441
                                                                    ==========

* Commencement of operations - See Note 1

See accompanying notes.



















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                    Strategic
                                                                      Equity
                                                                    Division*
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                              --

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                            ($8)
  Net realized gain (loss) on investments                                  (1)
  Net unrealized appreciation of investments                               28
                                                                    __________
  Net increase (decrease) in net assets resulting from operations          19

  Changes from principal transactions:
  Purchase payments                                                     3,211
  Contract distributions and terminations                                (172)
  Transfer payments from (to) Fixed Accounts and other Divisions        4,796
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                     177
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                         8,012
                                                                    __________
  Total increase (decrease)                                             8,031
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                         8,031





















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                    Strategic
                                                                      Equity
                                                                    Division*
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          ($221)
  Net realized gain (loss) on investments                                  61
  Net unrealized appreciation (depreciation) of investments             1,797
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       1,637

  Changes from principal transactions:
  Purchase payments                                                    10,135
  Contract distributions and terminations                              (1,104)
  Transfer payments from (to) Fixed Accounts and other Divisions        6,247
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                     174
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        15,452
                                                                    __________
  Total increase (decrease)                                            17,089
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1996                                      $25,120
                                                                    ==========

* Commencement of operations - See Note 1

See accompanying notes.



















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                    Small Cap
                                                                    Division*
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                              --

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                             --
  Net realized gain (loss) on investments                                  --
  Net unrealized appreciation of investments                               --
                                                                    __________
  Net increase (decrease) in net assets resulting from operations          --

  Changes from principal transactions:
  Purchase payments                                                        --
  Contract distributions and terminations                                  --
  Transfer payments from (to) Fixed Accounts and other Divisions           --
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                      --
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                            --
                                                                    __________
  Total increase (decrease)                                                --
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                            --






















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                    Small Cap
                                                                    Division*
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          ($219)
  Net realized gain (loss) on investments                                 153
  Net unrealized appreciation (depreciation) of investments               722
                                                                    __________
  Net increase (decrease) in net assets resulting from operations         656

  Changes from principal transactions:
  Purchase payments                                                    12,664
  Contract distributions and terminations                                (859)
  Transfer payments from (to) Fixed Accounts and other Divisions       14,361
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                     388
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        26,554
                                                                    __________
  Total increase (decrease)                                            27,210
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1996                                      $27,210
                                                                    ==========

* Commencement of operations - See Note 1

See accompanying notes.




















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                     Managed
                                                                      Global
                                                                    Division*
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                              --

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                             --
  Net realized gain (loss) on investments                                  --
  Net unrealized appreciation of investments                               --
                                                                    __________
  Net increase (decrease) in net assets resulting from operations          --

  Changes from principal transactions:
  Purchase payments                                                        --
  Contract distributions and terminations                                  --
  Transfer payments from (to) Fixed Accounts and other Divisions           --
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                      --
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                            --
                                                                    __________
  Total increase (decrease)                                                --
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                            --





















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                     Managed
                                                                      Global
                                                                    Division*
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          ($196)
  Net realized gain (loss) on investments                                  11
  Net unrealized appreciation (depreciation) of investments             1,666
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       1,481

  Changes from principal transactions:
  Purchase payments                                                       755
  Contract distributions and terminations                                (939)
  Transfer payments from (to) Fixed Accounts and other Divisions       80,441
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                   2,075
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        82,332
                                                                    __________
  Total increase (decrease)                                            83,813
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1996                                      $83,813
                                                                    ==========

* Commencement of operations - See Note 1

See accompanying notes.



















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                       OTC
                                                                    Division*
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                              --

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                             --
  Net realized gain (loss) on investments                                  --
  Net unrealized appreciation of investments                               --
                                                                    __________
  Net increase (decrease) in net assets resulting from operations          --

  Changes from principal transactions:
  Purchase payments                                                        --
  Contract distributions and terminations                                  --
  Transfer payments from (to) Fixed Accounts and other Divisions           --
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                      --
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                            --
                                                                    __________
  Total increase (decrease)                                                --
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                            --






















                    GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                       OTC
                                                                    Division*
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                             --
  Net realized gain (loss) on investments                                  --
  Net unrealized appreciation (depreciation) of investments                --
                                                                    __________
  Net increase (decrease) in net assets resulting from operations          --

  Changes from principal transactions:
  Purchase payments                                                       $42
  Contract distributions and terminations                                  --
  Transfer payments from (to) Fixed Accounts and other Divisions           33
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                       1
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                            76
                                                                    __________
  Total increase (decrease)                                                76
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1996                                          $76
                                                                    ==========

* Commencement of operations - See Note 1

See accompanying notes.




















                    GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                     Growth &
                                                                      Income
                                                                    Division*
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                              --

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                             --
  Net realized gain (loss) on investments                                  --
  Net unrealized appreciation of investments                               --
                                                                    __________
  Net increase (decrease) in net assets resulting from operations          --

  Changes from principal transactions:
  Purchase payments                                                        --
  Contract distributions and terminations                                  --
  Transfer payments from (to) Fixed Accounts and other Divisions           --
  Addition to (reallocation from) assets retained in the Account           --
   by Golden American                                                      --
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                            --
                                                                    __________
  Total increase (decrease)                                                --
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                            --





















                    GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                     Growth &
                                                                      Income
                                                                    Division*
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                             --
  Net realized gain (loss) on investments                                  --
  Net unrealized appreciation (depreciation) of investments                --
                                                                    __________
  Net increase (decrease) in net assets resulting from operations          --

  Changes from principal transactions:
  Purchase payments                                                       $32
  Contract distributions and terminations                                  --
  Transfer payments from (to) Fixed Accounts and other Divisions          230
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                       1
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                           263
                                                                    __________
  Total increase (decrease)                                               263
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1996                                         $263
                                                                    ==========

* Commencement of operations - See Note 1

See accompanying notes.



















                    GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                     Combined
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                        $854,814

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         22,577
  Net realized gain (loss) on investments                               5,077
  Net unrealized appreciation of investments                           99,889
                                                                    __________
  Net increase (decrease) in net assets resulting from operations    $127,543

  Changes from principal transactions:
  Purchase payments                                                   101,305
  Contract distributions and terminations                            (128,971)
  Transfer payments from (to) Fixed Accounts and other Divisions        2,722
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                   3,465
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                       (21,479)
                                                                    __________
  Total increase (decrease)                                           106,064
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                       960,878























                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the period January 1, 1995 or Commencement of Operations*
                  through December 31, 1995 and for the period
    January 1, 1996 or Commencement of Operations* through September 30, 1996
                            (Unaudited) (Continued)
                            (Dollars in thousands)

                                                                    Combined
                                                                   ___________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                        ($1,155)
  Net realized gain (loss) on investments                              13,913
  Net unrealized appreciation (depreciation) of investments            39,655
                                                                   ___________
  Net increase (decrease) in net assets resulting from operations      52,413

  Changes from principal transactions:
  Purchase payments                                                   129,979
  Contract distributions and terminations                            (104,660)
  Transfer payments from (to) Fixed Accounts and other Divisions       90,486
  Addition to (reallocation from) assets retained in the Account
   by Golden American                                                   1,191
                                                                   ___________
  Increase (decrease) in net assets derived from principal
   transactions                                                       116,996
                                                                   ___________
  Total increase (decrease)                                           169,409
                                                                   ___________
NET ASSETS AT SEPTEMBER 30, 1996                                   $1,130,287
                                                                   ===========

* Commencement of operations - See Note 1

See accompanying notes.





















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                         NOTES TO FINANCIAL STATEMENTS
                               September 30, 1996
                                  (Unaudited)


NOTE 1 - ORGANIZATION
Separate Account B (the "Account") was established on June 14, 1988, by Golden American Life Insurance Company ("Golden American"), under Minnesota insurance law to support the operations of variable annuity contracts ("Contracts"). Effective September 30, 1992, Golden American and Directed Services, Inc. ("DSI"), an affiliate of Golden American, became wholly-owned subsidiaries of BT Variable, Inc. ("BTV"), an indirect wholly-owned subsidiary of Bankers Trust Company. Effective December 30, 1993, Golden American was redomesticated from the State of Minnesota to the State of Delaware. Effective August 13, 1996, Equitable of Iowa Companies acquired all of the outstanding capital stock of BTV and changed its name to EIC Variable, Inc. These transactions had no effect on the accompanying financial statements. Golden American is primarily engaged in the issuance of variable insurance products and is licensed as a life insurance company in the District of Columbia and all states except New York.

Operations of the Account commenced on January 25, 1989. The Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. Golden American provides for variable accumulation and benefits under the contracts by crediting annuity considerations to one or more divisions within the Account or to the Golden American Guaranteed Interest Division, the Golden American Fixed Interest Division and the Fixed Separate Account, which are not part of the Account, as directed by the Contractowners. The assets of the Account are owned by Golden American. The portion of the Account's assets applicable to Contracts will not be chargeable with liabilities arising out of any other business Golden American may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of Golden American. The assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Golden American.

The Account has, under GoldenSelect Contracts, eighteen investment divisions: the Liquid Asset, the Limited Maturity Bond, the Natural Resources, the All-Growth, the Real Estate, the Fully Managed, the Multiple Allocation, the Capital Appreciation, the Rising Dividends, the Emerging Markets, the Market Manager, the Value Equity (commenced operations January, 1995), the Strategic Equity (commenced operations October, 1995), the Small Cap (commenced operations January, 1996), the Managed Global, the OTC (commenced operations September, 1996) and the Growth & Income (commenced operations September, 1996) Divisions ("Divisions"). The Managed Global Division was formerly the Managed Global Account of Golden American's Separate Account D from October 12, 1992 until September 3, 1996. The assets in each Division are invested in shares of a designated series ("Series", which may also be referred to as "Portfolio") of mutual funds of The GCG Trust or the Equi-Select Series Trust (the "Trusts"). Effective January 1997, the Natural Resources Series was renamed to Hard Assets. The Account also includes The Fund For Life Division, which is not included in the accompanying financial statements, and which ceased to accept new Contracts effective December 31, 1994.

NOTE 1 - ORGANIZATION (Continued)

The Market Manager Division was open for investment for only a brief period during 1994 and 1995. This Division is now closed and contractowners are not allowed to direct their investments into this Division. Contractowners with investments in the Market Manager Division were allowed to elect to update their contracts to DVA Plus contracts.

The net assets maintained in the Account provide the basis for the periodic determination of the amount of benefits under the Contracts.
The net assets may not be less than the amount required under state law to provide for death benefits (without regard to the minimum death benefit guarantee) and other Contract benefits. Additional assets are held in Golden American's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee. Golden American has entered into reinsurance agreements with unaffiliated reinsurers to cover substantially all the insurance risk under the Contracts. Golden American remains liable to the extent that the reinsurers do not meet their obligations under the reinsurance agreements.

Certain amounts in the 1995 financial statements have been reclassified to conform to the 1996 financial statement presentation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies of the
Account:

Use of Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments: Investments are made in shares of a Series or Portfolio of the Trusts and are valued at the net asset value per share of the respective Series or Portfolio of the Trusts. Investment transactions in each Series or Portfolio of the Trusts are recorded on the trade date. Distributions of net investment income and capital gains of each Series or Portfolio of the Trusts are recognized on the ex-distribution date. Realized gains and losses on redemptions of the shares of the Series or Portfolio of the Trusts are determined on the specific identification basis.

Federal Income Taxes: Operations of the Account form a part of, and are taxed with, the total operations of Golden American which is taxed as a life insurance company under the Internal Revenue Code. Earnings and realized capital gains of the Account attributable to the Contractowners are excluded in the determination of the federal income tax liability of Golden American.

NOTE 3 - CHARGES AND FEES
Contracts currently being sold include the DVA Series 100 and the DVA Plus. The DVA Plus has three different death benefit options referred to as Standard, Annual Ratchet and 7% Solution. Golden American discontinued external sales of DVA 80 and DVA 100 contracts in May 1991 and December 1995, respectively. DVA 100 contracts are still available to Golden American employees and agents. Under the terms of the

NOTE 3 - CHARGES AND FEES (Continued)
Contracts, certain charges are allocated to the Contracts to cover Golden American's expenses in connection with the issuance and administration of the Contracts. Following is a summary of these charges:

Mortality and Expense Risk and Other Charges

  Mortality and Expense Risk Charges: Golden American assumes mortality and expense risks related to the operations of the Account and, in accordance with the terms of the Contracts, deducts a daily charge from the assets of the Account. Daily charges are deducted at annual rates of .80%, .90%, 1.25%, 1.10%, 1.25% and 1.40% of the assets attributable to the DVA 80, DVA 100, DVA Series 100, DVA Plus-Standard, DVA Plus-Annual Ratchet and DVA Plus-7% Solution, respectively, to cover these risks.

  Asset Based Administrative Charges: A daily charge at an annual rate of .10% is deducted from assets attributable to DVA 100 and DVA Series 100 Contracts. A daily charge at an annual rate of .15% is deducted from the assets attributable to DVA Plus Contracts.

Annual Administrative Charges: An administrative charge of $40 per Contract year is deducted from the accumulation value of Deferred Annuity Contracts to cover ongoing administrative expenses. The charge is incurred on the Contract anniversary date and deducted at the end of the Contract anniversary period. This charge has been waived for certain offerings of the Contract.

Minimum Death Benefit Guarantee Charges: For certain Contracts, a minimum death benefit guarantee charge of up to $1.20 per $1,000 of guaranteed death benefit per Contract year is deducted from the accumulation value of Deferred Annuity Contracts on each Contract anniversary date.

Contingent Deferred Sales Charges: Under DVA Plus Contracts issued subsequent to September 1995, a contingent deferred sales charge ("Surrender Charge") is imposed as a percentage of each premium payment if the Contract is surrendered or an excess partial withdrawal is taken during the seven year period from the date a premium payment is received. The Surrender Charge is imposed at a rate of 7% during the first two complete years after purchase declining to 6%, 5%, 4%, 3% and 1% after the second, third, fourth, fifth and sixth years, respectively.

Other Contract Charges: Under DVA 80, DVA 100 and DVA Series 100 contracts, a charge is deducted from the accumulation value for contracts taking more than one conventional partial withdrawal during a contract year. For DVA 80 and DVA 100 contracts, annual distribution fees are deducted from contract accumulation values.

Deferred Sales Load: Under contracts offered prior to October 1995, a sales load of up to 7 1/2% was applicable to each premium payment for sales-related expenses as specified in the Contracts. For DVA Series 100, the sales load is deducted in equal annual installments over the period the Contract is in force, not to exceed 10 years. For DVA 80 and DVA 100 Contracts, although the sales load is chargeable to each premium when it is received by Golden American, the amount of such charge is initially advanced by Golden American to Contractowners and included in
NOTE 3 - CHARGES AND FEES (Continued)
Deferred Sales Load (continued): the accumulation value and then deducted in equal installments on each Contract anniversary date over a period of six years. Upon surrender of the Contract, the unamortized deferred sales load is deducted from the accumulation value by Golden American. In addition, when partial withdrawal limits are exceeded, a portion of the unamortized deferred sales load is deducted.

Premium Taxes: For certain contracts, premium taxes are deducted, where applicable, from the accumulation value of each Contract. The amount and timing of the deduction depend on the annuitant's state of residence and currently ranges up to 3.5% of premiums.

Certain charges and fees for various types of Contracts are currently waived by Golden American. Golden American reserves the right to discontinue these waivers at its discretion or to conform with changes in the law.

The net assets retained in the Account by Golden American in the accompanying financial statements represent the unamortized deferred sales load and premium taxes advanced by Golden American, noted above.

Net assets retained in the Account by Golden American are as follows:

                                             1996*            1995**
                                        _______________   _______________
                                                (Dollars in thousands)
Balance at beginning of period                 $34,408           $44,008
Sales load advanced                                675             5,370
Premium tax advanced                                 8                51
Net transfer (to) from Separate Account
 D, Fixed Account and other Divisions              508            (1,956)
Amortization of deferred sales load             (8,971)          (13,065)
                                        _______________   _______________
Balance at end of period                       $26,628           $34,408
                                        ===============   ===============

* For the period January 1, 1996 or Commencement of Operations through September 30, 1996.
** For the period January 1, 1995 or Commencement of Operations through
    December 31, 1995.














NOTE 4 - PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments were as follows:

                                    Period From              Period From
                              January 1, 1996 or Com-   January 1, 1995 or Com-
                              mencement of Operations   mencement of Operations
                               to September 30, 1996     to December 31, 1995
                            _________________________  _________________________
                             Purchases      Sales       Purchases      Sales
                            ____________ ____________  ____________ ____________
                                              (Dollars in thousands)
The GCG Trust Liquid
 Asset Series                   $44,317      $42,936       $36,373      $45,249
The GCG Trust Limited
 Maturity Bond Series             9,461       17,704        13,148       24,648
The GCG Trust Natural
 Resources Series                14,863        8,762        11,278       19,076
The GCG Trust All-Growth
 Series                           8,720       11,618        21,261       11,424
The GCG Trust Real
 Estate Series                    4,607        4,320         4,524       10,440
The GCG Trust Fully
 Managed Series                  10,451        8,988        13,980       13,106
The GCG Trust Multiple
 Allocation Series                9,948       41,264        29,322       52,281
The GCG Trust Capital
 Appreciation Series             17,376       16,727        28,436       12,469
The GCG Trust Rising
 Dividends Series                24,530       10,919        19,522        6,361
The GCG Trust Emerging
 Markets Series                  10,068       10,151        10,584       27,621
The GCG Trust Market
 Manager Series                      --        1,176         3,057          832
The GCG Trust Value
 Equity Series                   16,210        4,743        29,104        3,199
The GCG Trust Strategic
 Equity Series                   16,197          957         8,151          142
The GCG Trust Small
 Cap Series                      37,089       10,737            --           --
The GCG Trust Managed
 Global Series                   83,024          844            --           --
Equi-Select Series Trust
 OTC Portfolio                      142           66            --           --
Equi-Select Series Trust
 Growth & Income Portfolio          263           --            --           --










NOTE 5 - SUMMARY OF CHANGES FROM UNIT TRANSACTIONS
Contractowners transactions shown in the following table reflect gross inflows ("Purchases") and outflows ("Sales") in units for each Division. The activity includes contractowners electing to update a DVA contract to a DVA Plus contract beginning in October 1995. Updates to DVA Plus contracts result in both a sale (surrender of the old contract) and a purchase (acquisition of the new contract). All of the purchase transactions for the Market Manager Division resulted from such updates.

Contractowner transactions in units were as follows:

                                    Period From              Period From
                              January 1, 1996 or Com-   January 1, 1995 or Com-
                              mencement of Operations   mencement of Operations
                                to September 30, 1996     to December 31, 1995
                              ________________________  ________________________
                               Purchases      Sales      Purchases      Sales
                              ____________ ___________  ____________ ___________

Liquid Asset Division           4,213,505   4,179,672     3,119,370   3,934,332
Limited Maturity Bond Division    657,575   1,402,347     1,096,937   1,842,599
Natural Resources Division      1,035,221     701,004       835,272   1,412,435
All-Growth Division             1,036,565   1,270,620     1,548,525   1,094,131
Real Estate Division              392,948     394,667       322,375     802,601
Fully Managed Division          1,137,830   1,010,020     1,020,546   1,063,678
Multiple Allocation Division    1,102,027   3,113,399     1,057,363   3,678,129
Capital Appreciation Division   1,521,417   1,489,428     1,740,091   1,248,056
Rising Dividends Division       2,273,866   1,276,456     1,883,516     753,983
Emerging Markets Division       1,354,099   1,322,002     1,386,840   3,143,521
Market Manager Division             7,958      92,591       282,507     142,437
Value Equity Division           1,551,112     698,201     2,459,134     333,200
Strategic Equity Division       1,655,655     207,333       848,555      45,767
Small Cap Division              3,767,720   1,499,791            --          --
Managed Global Division         8,254,789     132,101            --          --
OTC Division                        9,959       5,208            --          --
Growth & Income Division           22,500          --            --          --




















NOTE 6 - NET ASSETS
Net assets at September 30, 1996 consisted of the following:

                                           Limited
                              Liquid      Maturity      Natural        All-
                              Asset         Bond       Resources      Growth
                             Division     Division      Division     Division
                           ____________ _____________ ____________ _____________
                                            (Dollars in thousands)
Unit transactions              $32,957       $46,448      $27,856       $77,005
Accumulated net investment
 income (loss)                   4,921        10,407        5,683         6,874
Net unrealized appreciation
 (depreciation) of
 investments                        --           426        5,015          (315)
                           ____________ _____________ ____________ _____________
                               $37,878       $57,281      $38,554       $83,564
                           ============ ============= ============ =============

                               Real         Fully       Multiple      Capital
                              Estate       Managed     Allocation  Appreciation
                             Division     Division      Division     Division
                           ____________ _____________ ____________ _____________
                                            (Dollars in thousands)
Unit transactions              $28,008      $102,346     $203,897       $94,060
Accumulated net investment
 income (loss)                   5,098         9,555       61,674        17,408
Net unrealized appreciation
 (depreciation) of
 investments                     5,904        17,969       12,846        26,328
                           ____________ _____________ ____________ _____________
                               $39,010      $129,870     $278,417      $137,796
                           ============ ============= ============ =============

                              Rising      Emerging       Market        Value
                            Dividends      Markets      Manager       Equity
                             Division     Division      Division     Division
                           ____________ _____________ ____________ _____________
                                            (Dollars in thousands)
Unit transactions              $78,792       $50,708       $3,514       $37,114
Accumulated net
 investment income (loss)        2,631        (8,355)         350         1,745
Net unrealized appreciation
 (depreciation) of
 investments                    24,202        (2,152)       1,304         1,582
                           ____________ _____________ ____________ _____________
                              $105,625       $40,201       $5,168       $40,441
                           ============ ============= ============ =============


NOTE 6 - NET ASSETS - (Continued)

                            Strategic                   Managed
                              Equity      Small Cap      Global
                             Division     Division      Division
                           ____________ _____________ ____________
                                    (Dollars in thousands)
Unit transactions              $23,447       $26,554      $82,332
Accumulated net
 investment income (loss)         (151)          (66)        (185)
Net unrealized appreciation
 (depreciation) of
 investments                     1,824           722        1,666
                           ____________ _____________ ____________
                               $25,120       $27,210      $83,813
                           ============ ============= ============

                                          Growth &
                               OTC         Income
                             Division     Division      Combined
                           ____________ _____________ ____________
                                   (Dollars in thousands)
Unit transactions                  $76          $263     $915,377
Accumulated net
 investment income (loss)           --            --      117,589
Net unrealized appreciation
 (depreciation) of
 investments                        --            --       97,321
                           ____________ _____________ ____________
                                   $76          $263   $1,130,287
                           ============ ============= ============






















NOTE 7 - UNIT VALUES
Accumulation unit value information for units outstanding by contract type as of September 30, 1996 is as follows:

                                                               Total Unit
          Series                   Units       Unit Value        Value
____________________________________________________________________________
                                                              (in thousands)
LIQUID ASSET
 DVA 80                            402,847         $13.842         $5,576
 DVA 100                         1,860,767          13.629         25,361
 DVA Series 100                     20,476          13.263            272
 DVA Plus - Standard                60,342          13.385            808
 DVA Plus - Annual Ratchet          83,032          13.231          1,099
 DVA Plus - 7% Solution            365,185          13.079          4,776
                                                              ____________
                                                                   37,892

LIMITED MATURITY BOND
 DVA 80                            136,742          15.548          2,126
 DVA 100                         3,216,802          15.310         49,248
 DVA Series 100                     43,079          14.898            642
 DVA Plus - Standard                74,826          15.048          1,126
 DVA Plus - Annual Ratchet          36,772          14.875            547
 DVA Plus - 7% Solution            246,145          14.704          3,619
                                                              ____________
                                                                   57,308

NATURAL RESOURCES
 DVA 80                            251,026          18.816          4,723
 DVA 100                         1,477,716          18.527         27,378
 DVA Series 100                     28,042          18.029            506
 DVA Plus - Standard                57,786          18.194          1,051
 DVA Plus - Annual Ratchet          23,539          17.986            423
 DVA Plus - 7% Solution            252,685          17.779          4,493
                                                              ____________
                                                                   38,574
ALL-GROWTH
 DVA 80                            188,722          13.789          2,602
 DVA 100                         4,974,854          13.577         67,543
 DVA Series 100                     37,980          13.212            502
 DVA Plus - Standard               126,427          13.333          1,686
 DVA Plus - Annual Ratchet         125,380          13.180          1,652
 DVA Plus - 7% Solution            738,946          13.029          9,627
                                                              ____________
                                                                   83,612

REAL ESTATE
 DVA 80                             91,729          18.525          1,699
 DVA 100                         1,747,165          18.240         31,869
 DVA Series 100                     13,485          17.750            239
 DVA Plus - Standard                31,389          17.912            562
 DVA Plus - Annual Ratchet          23,100          17.707            409
 DVA Plus - 7% Solution            242,887          17.504          4,252
                                                              ____________
                                                                   39,030

NOTE 7 - UNIT VALUES (Continued)


                                                              Total Unit
          Series                   Units       Unit Value       Value
___________________________________________________________________________
                                                             (in thousands)
FULLY MANAGED
 DVA 80                            245,657         17.178         $4,220
 DVA 100                         6,337,603         16.914        107,195
 DVA Series 100                     27,105         16.460            446
 DVA Plus - Standard               175,412         16.610          2,914
 DVA Plus - Annual Ratchet         138,443         16.420          2,273
 DVA Plus - 7% Solution            793,988         16.231         12,888
                                                             ____________
                                                                 129,936

MULTIPLE ALLOCATION
 DVA 80                            828,012         17.751         14,698
 DVA 100                        13,619,005         17.478        238,036
 DVA Series 100                    111,165         17.009          1,891
 DVA Plus - Standard               321,380         17.164          5,516
 DVA Plus - Annual Ratchet         131,219         16.967          2,226
 DVA Plus - 7% Solution            966,464         16.773         16,210
                                                             ____________
                                                                 278,577

CAPITAL APPRECIATION
 DVA 80                            135,400         16.995          2,301
 DVA 100                         6,890,256         16.844        116,062
 DVA Series 100                     29,446         16.583            488
 DVA Plus - Standard               142,048         16.678          2,369
 DVA Plus - Annual Ratchet         130,099         16.569          2,156
 DVA Plus - 7% Solution            880,207         16.460         14,488
                                                             ____________
                                                                 137,864

RISING DIVIDENDS
 DVA 80                             94,221         15.135          1,426
 DVA 100                         5,202,327         15.044         78,266
 DVA Series 100                     71,778         14.886          1,069
 DVA Plus - Standard               200,767         14.949          3,001
 DVA Plus - Annual Ratchet         240,620         14.884          3,581
 DVA Plus - 7% Solution          1,237,570         14.818         18,339
                                                             ____________
                                                                 105,682

EMERGING MARKETS
 DVA 80                            179,381         10.109          1,813
 DVA 100                         3,025,602         10.048         30,401
 DVA Series 100                     29,299          9.942            291
 DVA Plus - Standard                81,078          9.984            810
 DVA Plus - Annual Ratchet          90,605          9.941            901
 DVA Plus - 7% Solution            607,096          9.897          6,008
                                                             ____________
                                                                  40,224

NOTE 7 - UNIT VALUES (Continued)


                                                              Total Unit
          Series                   Units       Unit Value       Value
___________________________________________________________________________
                                                             (in thousands)
MARKET MANAGER
 DVA 100                           387,881         13.664         $5,300
 DVA Plus - 7% Solution              7,958         13.506            108
                                                             ____________
                                                                   5,408

VALUE EQUITY
 DVA 80                             49,795         13.673            681
 DVA 100                         1,591,925         13.626         21,691
 DVA Series 100                     28,180         13.543            381
 DVA Plus - Standard               172,797         13.583          2,347
 DVA Plus - Annual Ratchet         209,299         13.549          2,836
 DVA Plus - 7% Solution            926,850         13.515         12,527
                                                             ____________
                                                                  40,463

STRATEGIC EQUITY
 DVA 80                            121,512         11.208          1,362
 DVA 100                           757,951         11.186          8,479
 DVA Series 100                     31,468         11.146            351
 DVA Plus - Standard               320,206         11.170          3,577
 DVA Plus - Annual Ratchet         190,548         11.155          2,125
 DVA Plus - 7% Solution            829,424         11.140          9,239
                                                             ____________
                                                                  25,133

SMALL CAP
 DVA 80                             83,073         12.048          1,001
 DVA 100                           901,240         12.030         10,841
 DVA Series 100                     39,308         11.998            472
 DVA Plus - Standard               154,029         12.007          1,849
 DVA Plus - Annual Ratchet         152,988         11.994          1,835
 DVA Plus - 7% Solution            937,291         11.980         11,229
                                                             ____________
                                                                  27,227

MANAGED GLOBAL
 DVA 80                             84,011         10.442            877
 DVA 100                         6,517,490         10.361         67,528
 DVA Series 100                     69,295         10.225            709
 DVA Plus - Standard               174,689         10.252          1,791
 DVA Plus - Annual Ratchet         190,184         10.192          1,938
 DVA Plus - 7% Solution          1,087,019         10.132         11,014
                                                             ____________
                                                                  83,857




NOTE 7 - UNIT VALUES (Continued)


                                                              Total Unit
          Series                   Units       Unit Value       Value
___________________________________________________________________________
                                                             (in thousands)
OTC
 DVA 100                             2,440         15.754            $39
 DVA Plus - Standard                   973         15.676             16
 DVA Plus - Annual Ratchet              64         15.607              1
 DVA Plus - 7% Solution              1,274         15.582             20
                                                             ____________
                                                                      76

GROWTH & INCOME
 DVA 100                            18,871         11.682            221
 DVA Plus - Standard                 1,307         11.667             15
 DVA Plus - Annual Ratchet              86         11.660              1
 DVA Plus - 7% Solution              2,236         11.650             26
                                                             ____________
                                                                     263








APPENDIX:  DESCRIPTION OF BOND RATINGS

Excerpts from Moody's Investors Service, Inc. ("Moody's) description of its bond ratings:

     Aaa: Judged to be the best quality; they carry the smallest degree of investment risk.

     Aa: Judged to be of high quality by all standards; together with the Aaa group, they comprise what are generally known as high grade bonds.

     A:   Possess many favorable investment attributes and are to be considered as "upper medium grade obligations."

     Baa: Considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

     Ba: Judged to have speculative elements; their future cannot be considered as well assured.

     B:   Generally lack characteristics of the desirable investment.

     Caa: Are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca:  Speculative in a high degree; often in default.

     C:   Lowest rate class of bonds; regarded as having extremely poor prospects.

Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

Excerpts from Standard & Poor's Rating Group ("Standard & Poor's") description of its bond ratings:

     AAA: Highest grade obligations; capacity to pay interest and repay principal is extremely strong.

     AA: Also qualify as high grade obligations; a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

     A:   Regarded as upper medium grade; they have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories -- this group is the lowest which qualifies for commercial bank investment.

     BB, B,
     CCC,
     CC: Predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation: BB indicates the lowest degree of speculation and CC the highest.

Standard & Poor's applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

                             PART C -- OTHER INFORMATION

ITEM 24: FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS

(a) All financial statements are included in either the Prospectuses or the Statements of Additional Information, as indicated therein.

EXHIBITS

(b) (1) Resolution of the board of directors of Depositor authorizing the establishment of the Registrant (1)

    (2)  Form of Custodial Agreement (2)

    (3)  (a)  Form of Distribution Agreement between the Depositor and
               Directed Services, Inc. (2)
         (b)  Form of Dealers Agreement (2)
         (c)  Organizational Agreement (5)
         (d)  (i)    Addendum to Organizational Agreement (3)
              (ii)   Expense Reimbursement Agreement (5)
         (e)  Form of Assignment Agreement for Organizational Agreement (5)

    (4)  (a)  Individual Deferred Combination Variable and Fixed Annuity
               Contract (10)
         (b) Discretionary Group Deferred Combination Variable and Fixed Annuity Contract (10)
         (c)  Individual Deferred Variable Annuity Contract (10)
         (d)  External Exchange Program Endorsement (9)
         (e)  DVA Update Program Schedule Page (9)
         (f)  Individual Retirement Annuity Rider Page (9)

    (5)  (a)  Individual Deferred Combination Variable and Fixed Annuity
               Application (10)
         (b) Group Deferred Combination Variable and Fixed Annuity Enrollment Form (10)
         (c)  Individual Deferred Variable Annuity Application (10)

    (6)  (a)  (i) Articles of Incorporation of Golden American Life Insurance
                   Company (1)
             (ii) Certificate of Amendment of the Restated Articles of
                     Incorporation of Golden American Life Insurance Company (4)
            (iii) Certificate of Amendment of the Restated Articles of
                     Incorporation of MB Variable Life Insurance Company (6)
             (iv) Certificate of Amendment of the Restated Articles of
                     Incorporation of Golden American Life Insurance Company
                      (12/28/93) (7)
         (b)  (i) By-Laws of Golden American Life Insurance Company (1)
             (ii) By-Laws of Golden American Life Insurance Company, as
                     amended (4)
            (iii) Certificate of Amendment of the By-Laws of MB Variable Life
                     Insurance Company, as amended (6)
             (iv) By-Laws of Golden American, as amended (12/21/93) (7)
         (c)  Resolution of Board of Directors for Powers of Attorney (8)
         (d)  Powers of Attorney

    (7)  Not applicable

    (8)  Not applicable

    (9)  Opinion of Myles R. Tashman (9)

    (10) (a)  Consent of Sutherland, Asbill & Brennan
         (b)  Consent of Ernst & Young LLP
         (c)  Consent of Myles R. Tashman

    (11) Not applicable

    (12) Not applicable

    (13) Schedule of Performance Data (5)

(1) Incorporated herein by reference to an initial registration statement for Separate Account B filed with the Securities and Exchange Commission on July 27, 1988 (File No. 33-23351).
(2) Incorporated herein by reference to pre-effective amendment No. 1 to a registration statement for Separate Account B filed with the Securities and Exchange Commission on October 6, 1988 (File No. 33-23351).
(3) Incorporated herein by reference to post-effective amendment No. 2 to a registration statement for The Specialty Managers Separate Account A filed on Form S-6 with the Securities and Exchange Commission on September 13, 1989 (file No. 33-23458).
(4) Incorporated herein by reference to post-effective amendment No. 5 to a registration statement for Separate Account B filed with the Securities and Exchange Commission on May 2, 1991. (File No. 33-23351).
(5) Incorporated herein by reference to post-effective amendment No. 8 to a registration statement for Separate Account B filed with the Securities and Exchange Commission on May 1, 1992. (File No. 33-23351).
(6) Incorporated herein by reference to an initial registration statement on Form N-3 for Golden American Life insurance Company Separate Account D filed with the Securities and Exchange Commission on August 19, 1992 (File No. 33-51028).
(7) Incorporated herein by reference to post-effective amendment No. 17 to a registration statement for Separate Account B filed with the Securities and Exchange Commission on May 2, 1994 (File No. 33-23351).
(8) Incorporated herein by reference to post-effective amendment No. 2 to the registration statement for The Specialty Managers Separate Account A on Form S-6 filed with the Securities and Exchange Commission on September 13, 1989 (File No. 33-23458).
(9) Incorporated herein by reference to pre-effective amendment No. 1 to the registration statement for Separate Account B filed with the Securities and Exchange Commission on September 7, 1995 (File No. 33-59261).
(10)Incorporated herein by reference to post-effective amendment No. 2 to the registration statement for Separate Account B filed with the Securities and Exchange Commission on May 1, 1996 (File No. 33-59261).


ITEM 25:  DIRECTORS AND OFFICERS OF THE DEPOSITOR

                             Principal                 Position(s)
Name                      Business Address             with Depositor

Terry L. Kendall         Golden American Life Ins. Co. President and
                         1001 Jefferson Street         Chief Executive Officer
                         Wilmington, DE  19801

Fred S. Hubbell          Equitable of Iowa Companies  Director and
                         604 Locust Street            Chairman
                         Des Moines, IA  50309

Lawrence V. Durland  Equitable of Iowa Companies      Director
                     604 Locust Street
                     Des Moines, IA  50309

Paul E. Larson         Equitable of Iowa Companies     Director, Executive
                       604 Locust Street               Vice President, Chief
                       Des Moines, IA  50309           Financial Officer and
                                                       Assistant Secretary

Thomas L. May          Equitable of Iowa Companies      Director
                       604 Locust Street
                       Des Moines, IA  50309

John A. Merriman     Equitable of Iowa Companies        Director and Assistant
                     604 Locust Street                  Secretary
                     Des Moines, IA  50309

Beth B. Neppl         Equitable of Iowa Companies        Director and
                      604 Locust Street                  Vice President
                      Des Moines, IA  50309

Paul R. Schlaack      Equitable Investment               Director
                      Services, Inc.
                      604 Locust Street
                      Des Moines, IA  50309

Jerome L. Sychowski     Equitable of Iowa Companies      Director
                        604 Locust Street
                        Des Moines, IA  50309

Barnett Chernow     Golden American Life Ins. Co.         Executive Vice
                    1001 Jefferson Street                 President
                    Wilmington, DE  19801

Myles R. Tashman  Golden American Life Ins. Co.         Executive Vice
                  1001 Jefferson Street                 President
                  Wilmington, DE  19801                 and Secretary

Edward C. Wilson   Golden American Life Ins. Co.      Executive Vice
                   1001 Jefferson Street              President
                   Wilmington, DE  19801

Stephen J. Preston   Golden American Life Ins. Co.      Senior Vice President
                     1001 Jefferson Street,             and Chief Actuary
                     Wilmington, DE  19801

David  L. Jacobson  Golden American Life Ins. Co.         Senior Vice
                    1001 Jefferson Street                 President
                    Wilmington, DE  19801

David A. Terwilliger     Equitable of Iowa Companies      Vice President,
                         604 Locust Street                Controller, Assistant
                         Des Moines, IA  50309            Secretary and
                                                             Assistant Treasurer

Dennis D. Hargens         Equitable of Iowa Companies     Treasurer
                          604 Locust Street
                          Des Moines, IA  50309

Lawrence W. Porter, M.D.     Equitable of Iowa Companies  Medical Director
                             604 Locust Street
                             Des Moines, IA  50309

ITEM 26: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Depositor owns 100% of the stock of a newly formed New York company, First Golden American Life Insuarnce Company of New York ("First Golden"). The primary purpose for the formation of First Golden is to offer variable products in the state of New York.

The following persons control or are under common control with the Depositor:

EIC VARIABLE, INC. ("EICV") - This corporation is a general business corporation organized under the laws of the State of New York. The primary purpose of EICV is to serve in an advisory, managerial and consultative capacity to the Depositor and to engage generally in the business of providing, promoting and establishing systems, methods and controls for managerial efficiency and operation for such company, as well as others. EIC Variable, Inc. is a wholly owned subsidiary of Equitable of Iowa Companies.

         DIRECTED SERVICES, INC. ("DSI") - This corporation is a general business corporation organized under the laws of the State of New York, and is wholly owned by EICV. The primary purpose of DSI is to act as a broker-dealer in securities. It acts as the principal underwriter and distributor of variable insurance products including variable annuities as required by the SEC. The contracts are issued by the Depositor. DSI also has the power to carry on a general financial, securities, distribution, advisory or investment advisory business; to act as a general agent or broker for insurance companies and to render advisory, managerial, research and consulting services for maintaining and improving managerial efficiency and operation. DSI is also registered with the SEC as an investment adviser.

As of August 15, 1996, the subsidiaries of Equitable of Iowa Companies are as follows:
                 Equitable Life Insurance Company of Iowa
                 USG Annuity & Life Company
                 Equitable of Iowa Securities Network, Inc.
                 Equitable Investment Services, Inc.
                 Locust Street Securities
                 EIC Variable, Inc.
                    Golden American Life Insurance Company
                         First Golden American Life Insurance Company of
                               New York
                         Directed Services, Inc.


Item 27:  Number of Contract Owners

22,965 as of December 31, 1996

ITEM 28: INDEMNIFICATION

Golden American shall indemnify (including therein the prepayment of expenses) any person who is or was a director, officer or employee, or who is or was serving at the request of Golden American as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise for expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him with respect to any threatened, pending or completed action, suit or proceedings against him by reason of the fact that he is or was such a director, officer or employee to the extent and in the manner permitted by law.

Golden American may also, to the extent permitted by law, indemnify any other person who is or was serving Golden American in any capacity. The Board of Directors shall have the power and authority to determine who may be indemnified under this paragraph and to what extent (not to exceed the extent provided in the above paragraph) any such person may be indemnified.

Golden American may purchase and maintain insurance on behalf of any such person or persons to be indemnified under the provision in the above paragraphs, against any such liability to the extent permitted by law.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant, as provided above or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification by the Depositor is against public policy, as expressed in the Securities Act of 1933, and therefore may be unenforceable. In the event that a claim of such indemnification (except insofar as it provides for the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Depositor by such director, officer or controlling person and the SEC is still of the same opinion, the Depositor or Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by the Depositor is against public policy as expressed by the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 29: PRINCIPAL UNDERWRITER


(a) At present, Directed Services, Inc., the Registrant's Distributor, also serves as principal underwriter for all contracts issued by Golden American. DSI is the principal underwriter for Separate Account A, Separate Account B and Alger Separate Account A of Golden American.

(b) The following information is furnished with respect to the principal officers and directors of Directed Services, Inc., the Registrant's
Distributor:

Name and Principal        Positions and Offices      Positions and Offices
Business Address          with Underwriter           with Registrant

Terry L. Kendall          Chairman and Director      President of
Directed Services, Inc.   Chief Executive Officer    Board of Governors
1001 Jefferson Street                                Chief Executive Officer
Wilmington, DE  19801

Fred S. Hubbell            Director                    Chairman
Equitable of Iowa Companies
604 Locust Street
Des Moines, IA  50309

Lawrence V. Durland       Director                    Director
Equitable of Iowa Companies
604 Locust Street
Des Moines, IA  50309

Paul E. Larson            Director                Executive Vice President,
Equitable of Iowa Companies                       Chief Financial Officer, and
604 Locust Street
Des Moines, IA  50309

Thomas L. May            Director                 Director
Equitable of Iowa Companies
604 Locust Street
Des Moines, IA  50309

John A. Merriman         Director and             Director and
Equitable of Iowa        Assistant Secretary      Assistant Secretary
Companies
604 Locust Street
Des Moines, IA  50309

Beth B. Neppl           Director                  Director
Equitable of Iowa Companies
604 Locust Street
Des Moines, IA  50309

Paul R. Schlaack        Director                  Director
Equitable Investment Services,
    Inc.
604 Locust Street
Des Moines, IA  50309

Jerome L. Sychowski     Director                  Director and Senior
Equitable of Iowa Companies                       Vice President - Chief
604 Locust Street                                 Information Officer
Des Moines, IA  50309

Barnett Chernow         Executive Vice            Executive Vice President
Directed Services, Inc. President
1001 Jefferson Street
Wilmington, DE  19801

Myles R. Tashman        Executive Vice President  Executive Vice President
Directed Services, Inc. and Secretary             and Secretary
1001 Jefferson Street
Wilmington, DE  19801

Stephen J. Preston      Senior Vice President     Senior Vice President
Directed Services, Inc.
1001 Jefferson Street
Wilmington, DE  19801

Edward C. Wilson        President                 Senior Vice President
Directed Services, Inc.
1001 Jefferson Street
Wilmington, DE  19801

David A. Terwilliger    Vice President and        Vice Preseident, Controller
Equitable of Iowa       Controller                Assistant Treasurer and
Companies                                         Assistant Secretary
604 Locust Street
Des Moines, IA  50309

Dennis D. Hargens       Assistant Treasurer       Treasurer
Equitable of Iowa Companies
604 Locust Street
Des Moines, IA  50309

Merle P. Schwickerath   Treasurer                 None
Equitable of Iowa Companies
604 Locust Street

(c)
                     1996 Net
      Name of      Underwriting     Compensation
     Principal     Discounts and         on         Brokerage
    Underwriter    Commissions       Redemption    Commissions    Compensation
    -----------    -----------       ----------    -----------    ------------
       DSI         $27,064,887           $0            $0              $0

ITEM 30: LOCATION OF ACCOUNTS AND RECORDS

Accounts and records are maintained by BT Variable, Inc. and Golden American Life Insurance Company at 1001 Jefferson Street, Suite 400, Wilmington, DE 19801.

ITEM 31: MANAGEMENT SERVICES

None.

ITEM 32: UNDERTAKINGS

(a) N/A;

(b) Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and,

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

REPRESENTATION

1. The account meets definition of a "separate account" under federal securities laws.

2. Golden American Life Insurance Company hereby represents that the fees and charges deducted under the Contract described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.


                             SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf in the City of Wilmington and Delaware, on the 5 day of February, 1996.

                                     SEPARATE ACCOUNT B
                                      (Registrant)

                                By:  GOLDEN AMERICAN LIFE
                                     INSURANCE COMPANY
                                     (Depositor)

                                By:  /s/Terry L. Kendall
                                              --------------------
                                     Terry L. Kendall*
                                     President and
                                     Chief Executive Officer
Attest:  /s/ Marilyn Talman
        ------------------------
         Marilyn Talman
         Vice President, Associate General Counsel
              and Assistant Secretary of Depositor

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on February 5, 1997.

Signature                          Title

/s/Terry L. Kendall           President, Director
--------------------          and Chief  Executive
Terry L. Kendall*             Officer of Depositor


/s/Paul E. Larson             Executive Vice President,
--------------------            Director, Chief Financial
Paul E. Larson*               Officer and Assistant Secretary


                     DIRECTORS OF DEPOSITOR
/s/Fred S. Hubbell*            /s/Lawrence V. Durland*
----------------------         -----------------------
Fred S. Hubbell*               Lawrence V. Durland*

/s/Thomas L. May*              /s/John A. Merriman*
----------------------         -----------------------
Thomas L. May*                 John A. Merriman*

/s/Beth B. Neppl*              /s/Paul R. Schlaack*
----------------------         -----------------------
Beth B. Neppl*                 Paul R. Schlaack*

----------------------
Jerome L. Sychowski

       By:  /s/ Marilyn Talman     Attorney-in-Fact
           -----------------------
           Marilyn Talman
_______________________
*Executed by Marilyn Talman on behalf of those indicated pursuant to Power of Attorney.


                                  EHIBIT INDEX

ITEM   EXHIBIT                                               PAGE #

6(d)   Powers of Attorney. . . . . . . . . . . . . . . . .

10(a)  Consent of Sutherland, Asbill & Brennan . . . . . .

10(b)  Written Consent of Ernst & Young LLP. . . . . . . .

10(c)  Consent of Myles R. Tashman, Esq. . . . . . . . . .

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